UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Steven I. Koszalka
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mitchell E. Nichter
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Funds Insurance Series

Consistent approach, changing times:
25 years of American Funds
Insurance Series

[photo of a man standing on a rock overlooking a lake - snow covered mountains and trees in the background]

Annual report for the year ended December 31, 2008

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

Investment results, unless otherwise indicated, are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The mountain charts on pages 2 to 16 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations, local, regional or global political, social or economic instability, differing securities regulations and accounting standards, possible changes in taxation and periods of illiquidity. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Please read the funds’ prospectus for further information regarding the risks associated with investing in the funds.

[photo of a man standing on a rock overlooking a lake - snow covered mountains and trees in the background]

In this report

Special feature

18	Consistent approach,
changing times:
25 years of American Funds
Insurance Series

Investment portfolios

26	Global Discovery Fund

30	Global Growth Fund

33	Global Small Capitalization Fund

38	Growth Fund

42	International Fund

45	New World Fund

49	Blue Chip Income and
Growth Fund

52	Global Growth and Income Fund

55	Growth-Income Fund

59	International Growth and
Income Fund

62	Asset Allocation Fund

67	Bond Fund

71	Global Bond Fund

75	High-Income Bond Fund

80	U.S. Government/AAA-Rated
Securities Fund

83	Cash Management Fund

Fellow investors:

The year ended December 31, 2008, was an extremely difficult one for investors. Declines in markets and financial sectors were widespread and indiscriminate. Problems that began with subprime mortgages and over-leveraged financial companies permeated the global economy, resulting in a worldwide credit crisis.

The U.S. stock market experienced its worst calendar year since 1931, declining 37.0%, as measured by the unmanaged Standard and Poor’s 500 Composite Index. Equities in the developing world fell sharply, with Brazil (–56.1%), China (–50.8%), India (–64.6%) and Russia (–73.8%) all suffering considerable losses. Developed countries were tested as well. France (–42.7%), Germany (–45.5%), Japan (–29.1%) and the United Kingdom (–48.3%) all lost ground. (Country returns outside the U.S. are measured by MSCI and are calculated in U.S. dollars with dividends reinvested.) The fixed-income market also experienced unprecedented losses, as investors shunned all but the safest bonds. While U.S. Treasuries and government debt did well in general, the Credit Suisse High Yield Index fell 26.2%, reflecting a widespread aversion to risk.

In the midst of such a tumultuous period, it’s worth revisiting some of the causes of the downturn. For many years, governments and individuals have been spending beyond their means and borrowing to cover the gap. Such practices faced little opposition and, in fact, added to the system’s overall growth rate. However, lax lending standards led to an overextension of unsound loans that were then securitized and sold to investors worldwide. Investors throughout the system were bullish in general, and they used extra leverage to magnify their exposure to mortgage assets, as well as many other assets and securities. Using models to estimate financial exposure, and derivatives to hedge against potential problems, they badly misjudged the actual risk.

[Begin Sidebar]
Nowhere to hide

The table below looks at the past two major declines in the S&P 500 and compares returns for companies that were part of the index at some point during each period. As you can see, the pervasiveness of the current downturn has led to negative results for all but a handful of companies.

S&P 500 return	–47.4%	–50.8%

# of S&P 500 companies*	3/24/00–10/9/02	10/9/07–11/20/08

Positive returns	229	22
Down more than 25%	252	456
Down more than 50%	165	291
Down more than 75%	96	99

*Source: FactSet
The current decline is as of 12/31/08 and may not be over.
[End Sidebar]

But inflating prices, in turn, finally curtailed consumption. As demand slackened, prices began to break down, beginning in 2006-07 with housing values. The ensuing economic decline has propelled the world into a severe recession, with the further threat of deflation a substantive concern. To thwart this possibility, central banks and governments worldwide have coordinated their efforts to ease the effects of the crisis.

In the U.S., a recession has been under way since December of 2007. Although the Federal Reserve lowered the federal funds rate to nearly zero in mid-December of 2008, and numerous government support programs have been put into place, the economy has continued to struggle. Hopefully, additional efforts by the new administration will help to halt the decline. But the persistent weakness in housing prices — the average consumer’s largest asset — has curbed the public’s willingness to spend, especially on discretionary items. As such, consumers are beginning to pay down their debt and increase their savings. While unemployment continues to rise in the U.S., declining mortgage rates and falling home prices are acting as an offset, making housing more affordable. The worst of this precipitous decline in business and financial activity may be abating, but it will no doubt take many months to sort out the aftereffects.

Although a recovery will take time, we believe that brighter days are ahead. This is a period in which our long-term orientation and time-tested investment approach should differentiate us from many other investment organizations. We will continue to rely on our extensive global research efforts to pursue investment opportunities throughout the world on your behalf.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

February 2, 2009

Global Discovery Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Discovery Fund declined 45.09% for the 12 months ended December 31, 2008. During that time, the S&P 500 fell 36.99%, the Global Service and Information Index dropped 39.73% and the Lipper Multi-Cap Growth Funds Index was down 42.44%.

We are disappointed with the results of the fund, which faced substantial headwinds in a global bear market of unprecedented proportions. Ironically, though the current crisis began in the U.S. with problems in housing and financials, U.S. companies fared better than companies abroad. While the fund benefited from its exposure to companies outside the U.S. in previous years, many of those companies lost value during the period.

Companies in the financials and energy sectors saw major dips in share prices. While the fund’s weighting in financials decreased during the year, it was consistently one of the larger sectors in the fund. Holdings in companies in sectors less sensitive to broad economic trends, like health care, helped shield the fund from further losses.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
The Americas	49.7%
Short-term securities & other assets less liabilities	10.7%
Europe	23.3%
Asia/Pacific Basin	12.0%
Other regions	4.3%
[end pie chart]

The Americas
United States	47.7%
Mexico	1.0
Brazil	1.0

49.7
Europe
Germany	3.9
United Kingdom	3.8
Ireland	3.6
France	2.6
Spain	2.2
Denmark	1.6
Finland	1.6
Netherlands	1.1
Other	2.9
23.3

Asia/Pacific Basin
China	4.0%
Taiwan	1.6
Australia	1.4
Indonesia	1.3
Other	3.7
12.0

Other regions
Israel	3.5
South Africa	.8
4.3

Short-term securities & other
assets less liabilities	10.7

Total	100.0%

[begin mountain chart]
Global Discovery Fund, Class 2		S&P 500[2]		Global Service and Information Index[3]		Consumer Price Index[1]

7/5/01	$10,000	7/5/01	$10,000	7/5/01	$10,000	7/5/01	$10,000
12/31/01	$9,329	12/31/01	$9,485	12/31/01	$9,163	12/31/01	$9,927
6/30/02	$8,256	6/30/02	$8,237	6/30/02	$7,843	6/30/02	$10,107
12/31/02	$7,307	12/31/02	$7,389	12/31/02	$6,877	12/31/02	$10,163
6/30/03	$8,466	6/30/03	$8,258	6/30/03	$7,848	6/30/03	$10,320
12/31/03	$10,019	12/31/03	$9,508	12/31/03	$9,361	12/31/03	$10,354
6/30/04	$10,360	6/30/04	$9,835	6/30/04	$9,578	6/30/04	$10,657
12/31/04	$11,064	12/31/04	$10,541	12/31/04	$10,589	12/31/04	$10,691
6/30/05	$10,851	6/30/05	$10,456	6/30/05	$10,354	6/30/05	$10,927
12/31/05	$12,259	12/31/05	$11,059	12/31/05	$11,338	12/31/05	$11,056
6/30/06	$12,565	6/30/06	$11,358	6/30/06	$11,740	6/30/06	$11,399
12/31/06	$14,394	12/31/06	$12,804	12/31/06	$13,301	12/31/06	$11,337
6/30/07	$15,728	6/30/07	$13,695	6/30/07	$14,117	6/30/07	$11,705
12/31/07	$16,872	12/31/07	$13,507	12/31/07	$13,604	12/31/07	$11,800
6/30/08	$14,671	6/30/08	$11,899	6/30/08	$11,700	6/30/08	$12,293
12/31/08	$9,265	12/31/08	$8,511	12/31/08	$8,199	12/31/08	$11,811
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2

1 year	–45.02%	–45.09%
5 years	–1.33	–1.55
Lifetime (since July 5, 2001)	–0.78	–1.01

Expense ratios	.60	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

[3]Subset of MSCI World Index and a market capitalization weighted index that measures the returns of services and information industries in stock markets in 23 developed countries. The index, which is 70% U.S.-weighted, consists specifically of services and information industries that together represent about 60% of the MSCI World Index.

Global Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth Fund declined 38.39% for the 12 months ended December 31, 2008. The fund’s benchmark, the MSCI World Index, was down 40.33% for the year.

The fund’s return was disappointing to all involved, even though it was slightly ahead of its benchmark. The fund’s holdings experienced negative returns from virtually all markets around the world as investors became increasingly concerned about the health of world financial markets and of the global economy.

It was a year marked not only by downturns but also by very high volatility. Shares in many financial institutions declined in the wake of the global credit crunch. Commodities prices fell precipitously. We made selective purchases in stocks of companies that we believed were excessively hard-hit by market turbulence, including those in sectors like information technology, consumer discretionary and financials.

The economic situation still looks highly uncertain, and we expect that the global recession will be fairly significant. However, our emphasis on fundamental global research remains undiminished.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Europe	36.2%
Short-term securities & other assets less liabilities	18.7%
The Americas	28.9%
Asia/Pacific Basin	16.2%
[end pie chart]

Europe
Germany	6.1%
France	5.6
Netherlands	4.6
United Kingdom	4.4
Switzerland	2.5
Denmark	2.3
Belgium	2.0
Finland	1.9
Spain	1.5
Ireland	1.0
Italy	1.0
Greece	1.0
Other	2.3
36.2

The Americas
United States	23.7
Brazil	2.0
Mexico	1.5
Canada	1.3%
Other	.4
28.9

Asia/Pacific Basin
Japan	5.6
Australia	2.7
South Korea	1.8
Hong Kong	1.8
China	1.7
India	1.3
Other	1.3
16.2

Short-term securities & other
assets less liabilities	18.7

Total	100.0%

[begin mountain chart]
Global Growth Fund, Class 2		MSCI World Index[2]		Consumer Price Index[1]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$16,967	12/31/99	$12,534	12/31/99	$10,268
12/31/00	$13,765	12/31/00	$10,915	12/31/00	$10,616
12/31/01	$11,808	12/31/01	$9,112	12/31/01	$10,781
12/31/02	$10,080	12/31/02	$7,331	12/31/02	$11,037
12/31/03	$13,635	12/31/03	$9,806	12/31/03	$11,245
12/31/04	$15,474	12/31/04	$11,301	12/31/04	$11,611
12/31/05	$17,652	12/31/05	$12,434	12/31/05	$12,007
12/31/06	$21,258	12/31/06	$15,002	12/31/06	$12,312
12/31/07	$24,414	12/31/07	$16,437	12/31/07	$12,815
12/31/08	$15,042	12/31/08	$9,807	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2

1 year	–38.23%	–38.39%
5 years	2.25	1.98
10 years	4.42	4.17
Lifetime (since April 30, 1997)	6.82	6.56

Expense ratios	.55	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

2MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of 23 developed-market country indexes, including the United States.

Global Small Capitalization Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Small Capitalization Fund fell 53.52% for the 12 months ended December 31, 2008. Its benchmark, the S&P Global <$3 Billion Index (formerly the S&P/Citigroup Global/World Indexes) was down 44.63%. The Lipper Global Small-Cap Funds Average declined 47.24%.

Share prices of smaller companies around the world were down significantly as investors’ appetite for risk evaporated and fears of illiquidity spread. In the past few years, the fund’s holdings in securities outside the U.S. buoyed returns. In 2008, however, many companies outside the U.S. experienced substantial losses.

Investments in companies in developing markets were hard-hit. As the dollar strengthened during the year, returns on investments outside the U.S. diminished further. Companies in the financials and energy sectors had some of the worst results. Health care companies held up better.

Although it is difficult to predict when financial conditions will eventually improve, prices of stocks are cheaper, which presents opportunities for the fund. We continue to believe that investing in small well-run companies around the world will prove to be a successful strategy in the long term.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
The Americas	39.9%
Short-term securities & other assets less liabilities	18.8%
Asia/Pacific Basin	24.2%
Europe	17.0%
Other regions	.1%
[end pie chart]

The Americas
United States	36.8%
Canada	1.9
Brazil	1.2
39.9

Asia/Pacific Basin
Hong Kong	4.6
South Korea	3.5
China	3.3
India	2.6
Australia	2.3
Japan	2.0
Philippines	1.9
Thailand	1.2
Taiwan	1.2
Other	1.6
24.2

Europe
United Kingdom	4.1%
Greece	3.8
Germany	1.6
Italy	1.5
Ireland	1.1
Switzerland	1.1
Other	3.8
17.0

Other regions	.1

Short-term securities & other
assets less liabilities	18.8

Total	100.0%

[begin mountain chart]
Global Small Capitalization Fund, Class 2		S&P Global <$3 Billion Index[1]		Consumer Price Index[2]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$19,137	12/31/99	$12,236	12/31/99	$10,268
12/31/00	$15,974	12/31/00	$11,655	12/31/00	$10,616
12/31/01	$13,921	12/31/01	$11,166	12/31/01	$10,781
12/31/02	$11,269	12/31/02	$9,922	12/31/02	$11,037
12/31/03	$17,301	12/31/03	$15,217	12/31/03	$11,245
12/31/04	$20,914	12/31/04	$19,110	12/31/04	$11,611
12/31/05	$26,216	12/31/05	$22,405	12/31/05	$12,007
12/31/06	$32,521	12/31/06	$27,164	12/31/06	$12,312
12/31/07	$39,490	12/31/07	$29,845	12/31/07	$12,815
12/31/08	$18,355	12/31/08	$16,525	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2

1 year	–53.39%	–53.52%
5 years	1.44	1.19
10 years	6.52	6.26
Lifetime (since April 30, 1998)	6.36	6.10

Expense ratios	.74	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

1S&P Global <$3 Billion Index (formerly S&P/Citigroup Global/World Indexes) has been used since May 2006. Cumulative returns for periods beginning before May 2006 also include results from the comparative indexes used in those periods as follows: S&P Global <$2 Billion (May 2004 to April 2006), S&P Developed <$1.5 Billion (January 2000 to April 2004) and S&P Developed <$1.2 Billion (1990 to 1999). The S&P Global indexes better reflect the fund’s investment universe because they include both developed and developing countries. The S&P Developed indexes (used prior to May 2004) only include stocks in developed countries.

[2]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund fell 43.97% for the 12 months ended December 31, 2008. During the period, the S&P 500 declined 36.99%.

It was an extremely difficult year, and one in which it was hard to find any shelter in the market. While most previous bear markets saw positive returns in some sectors, this has not been the case in the current one. Even as share prices of many stocks declined, appearing to create attractive values, they continued to fall further. The fundamental research we do is aimed at avoiding such value traps.

During the period, the fund’s portfolio experienced the most significant declines in companies in the materials, financials and energy sectors. Commodities prices rose during the first part of the year and then reversed direction at the end of the year. Oil prices, for example, which peaked at roughly $145 a barrel, dropped to below $45 by the end of December.  Health care companies, in general, declined less than other companies.

We aim to invest in companies with strong balance sheets, strong cash flows and a solid customer base. These companies should benefit when financial conditions begin to improve.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Consumer discretionary	10.2%
Energy	11.1%
Information technology	21.1%
Short-term securities & other assets less liabilities	12.1%
Health care	9.8%
Materials	8.2%
Other industries	27.5%
[end pie chart]

[begin mountain chart]
Growth Fund, Class 2		S&P 500[2]		Consumer Price Index[1]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$15,727	12/31/99	$12,104	12/31/99	$10,268
12/31/00	$16,431	12/31/00	$11,002	12/31/00	$10,616
12/31/01	$13,448	12/31/01	$9,696	12/31/01	$10,781
12/31/02	$10,160	12/31/02	$7,554	12/31/02	$11,037
12/31/03	$13,899	12/31/03	$9,719	12/31/03	$11,245
12/31/04	$15,636	12/31/04	$10,776	12/31/04	$11,611
12/31/05	$18,167	12/31/05	$11,305	12/31/05	$12,007
12/31/06	$20,024	12/31/06	$13,089	12/31/06	$12,312
12/31/07	$22,496	12/31/07	$13,807	12/31/07	$12,815
12/31/08	$12,605	12/31/08	$8,700	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3

1 year	–43.83%	–43.97%	–43.93%
5 years	–1.69	–1.94	–1.87
10 years	2.59	2.34	2.41
Lifetime (since February 8, 1984)	11.43	11.13	11.23

Expense ratios	.33	.58	.51

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund declined 42.12% for the 12 months ended December 31, 2008. Its benchmark, the MSCI ACWI (All Country World Index) ex USA, fell 45.24%.

The global economic downturn was unprecedented and indiscriminate, affecting all sectors, regions and asset classes. We believe that the current problems will take some time to unwind themselves. Consolidation will likely leave the winners with larger market shares, which could translate into better margins and earnings in the future.

We are focusing on the companies that we believe are most likely to be the winners, and we have cut positions in stocks of companies in which we’ve lost confidence. We are putting those funds toward stocks in which we have the highest conviction for the long term.

Difficult times require courage to choose companies with the ability to endure and thrive over time. We continue to devote considerable resources to our global research effort and hope to take advantage of some heavy price falls on stocks of quality companies with strong management teams.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Europe	51.0%
Short-term securities & other assets less liabilities	14.0%
Asia/Pacific Basin	24.6%
The Americas	4.2%
Other regions	6.2%
[end pie chart]

Europe
Germany	10.8%
France	8.9
Switzerland	8.0
United Kingdom	5.3
Spain	3.5
Russia	3.0
Sweden	2.3
Italy	1.9
Ireland	1.7
Norway	1.3
Other	4.3
51.0

Asia/Pacific Basin
Japan	9.5
China	3.7
Taiwan	2.3
India	1.9
Australia	1.9
Hong Kong	1.9
Philippines	1.2%
Other	2.2
24.6

The Americas
Mexico	1.9
Brazil	1.9
Canada	.4
4.2

Other regions
Israel	3.3
South Africa	2.7
Egypt	.2
6.2

Short-term securities & other
assets less liabilities	14.0

Total	100.0%

[begin mountain chart]
International Fund, Class 2		MSCI ACWI ex USA[2]		Consumer Price Index[1]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$17,597	12/31/99	$13,091	12/31/99	$10,268
12/31/00	$13,715	12/31/00	$11,116	12/31/00	$10,616
12/31/01	$10,987	12/31/01	$8,949	12/31/01	$10,781
12/31/02	$9,357	12/31/02	$7,636	12/31/02	$11,037
12/31/03	$12,618	12/31/03	$10,798	12/31/03	$11,245
12/31/04	$15,055	12/31/04	$13,105	12/31/04	$11,611
12/31/05	$18,292	12/31/05	$15,347	12/31/05	$12,007
12/31/06	$21,764	12/31/06	$19,515	12/31/06	$12,312
12/31/07	$26,121	12/31/07	$22,856	12/31/07	$12,815
12/31/08	$15,118	12/31/08	$12,516	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3

1 year	–42.01%	–42.12%	–42.10%
5 years	3.93	3.68	3.75
10 years	4.47	4.22	4.29
Lifetime (since May 1, 1990)	7.61	7.34	7.42

Expense ratios	.52	.77	.70

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

2MSCI ACWI (All Country World Index) ex USA is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 46 developed- and emerging-market country indexes.

New World Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

New World Fund declined 42.37% during the 12 months ended December 31, 2008. During that time, the MSCI ACWI (All Country World Index) fell 41.85% and the MSCI Emerging Markets Index was down 53.18%.

In 2008, the financial crisis in the U.S. accelerated, causing repercussions in markets around the world. The extent to which all investment categories, including real estate, commodities, fixed income and equities, have been affected is unprecedented. Developing markets have been especially hard-hit by the collapse in commodities prices and the greatly diminished access to credit.

The strengthening of the U.S. dollar, in relation to most other currencies, also hurt fund results for the period. During the course of the year, the fund increased its holdings in bonds based outside the U.S. to 11.1% from 5.7% a year ago, which helped bolster results.

Governments around the world continue to try to find solutions but are grappling with the pervasiveness of the crisis. We continue to focus our efforts on identifying companies with promising long-term futures.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Europe	26.8%
Short-term securities & other assets less liabilities	20.1%
The Americas	26.7%
Asia/Pacific Basin	21.5%
Other regions	4.9%
[end pie chart]

Europe
United Kingdom	5.1%
Russia	2.8
Turkey	2.4
France	2.0
Finland	2.0
Switzerland	1.8
Spain	1.5
Poland	1.5
Germany	1.5
Italy	1.4
Other	4.8
26.8

The Americas
United States	8.9
Brazil	7.9
Mexico	5.8
Colombia	2.2
Other	1.9
26.7

Asia/Pacific Basin
China	5.4%
India	3.5
Japan	3.4
Hong Kong	1.6
South Korea	1.6
Indonesia	1.5
Other	4.5
21.5

Other regions
Israel	2.4
South Africa	2.1
Other	.4
4.9

Short-term securities & other
assets less liabilities	20.1

Total	100.0%

[begin mountain chart]
New World Fund, Class 2		MSCI ACWI[2]		Consumer Price Index[1]

6/17/99	$10,000	6/17/99	$10,000	6/17/99	$10,000
6/30/99	$10,030	6/30/99	$10,000	6/30/99	$10,000
12/31/99	$11,835	12/31/99	$11,548	12/31/99	$10,126
6/30/00	$11,638	6/30/00	$11,237	6/30/00	$10,373
12/31/00	$10,332	12/31/00	$9,938	12/31/00	$10,469
6/30/01	$10,340	6/30/01	$8,951	6/30/01	$10,710
12/31/01	$9,898	12/31/01	$8,357	12/31/01	$10,632
6/30/02	$10,044	6/30/02	$7,678	6/30/02	$10,824
12/31/02	$9,338	12/31/02	$6,771	12/31/02	$10,884
6/30/03	$10,449	6/30/03	$7,558	6/30/03	$11,053
12/31/03	$12,996	12/31/03	$9,116	12/31/03	$11,089
6/30/04	$13,216	6/30/04	$9,442	6/30/04	$11,414
12/31/04	$15,439	12/31/04	$10,552	12/31/04	$11,450
6/30/05	$16,096	6/30/05	$10,547	6/30/05	$11,703
12/31/05	$18,640	12/31/05	$11,752	12/31/05	$11,841
6/30/06	$20,304	6/30/06	$12,508	6/30/06	$12,208
12/31/06	$24,716	12/31/06	$14,282	12/31/06	$12,142
6/30/07	$28,660	6/30/07	$15,738	6/30/07	$12,536
12/31/07	$32,677	12/31/07	$16,023	12/31/07	$12,638
6/30/08	$29,840	6/30/08	$14,354	6/30/08	$13,166
12/31/08	$18,830	12/31/08	$9,318	12/31/08	$12,649
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2

1 year	–42.20%	–42.37%
5 years	7.98	7.70
Lifetime (since June 17, 1999)	7.13	6.86

Expense ratios	.81	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1] Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2] MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed- and emerging-market country indexes.

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund declined 36.50% for the 12 months ended December 31, 2008. The S&P 500 fell 36.99%.

The fund’s results, while disappointing, were reflective of the broad stock market losses sustained during the year. More than two-thirds of the S&P 500 companies fell 25% or more during 2008.

The fund’s large concentration in the financials sector included some of the most troubled stocks for the period. These holdings were the most detrimental to results for the year, while holdings in information technology and health care also made large negative contributions. The fund held some stocks that bucked the trend and posted positive returns for the year. Among the gainers were a few consumer staples and utilities stocks, which helped prop up the fund’s results in these sectors.

The fund’s exposure to stocks outside the U.S. was limited. The fund’s holdings in cash helped shield it from losses that were more severe.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Industrials	13.2%
Information technology	18.9%
Health care	19.1%
Short-term securities & other assets less liabilities	9.3%
Consumer discretionary	10.3%
Telecommunication services	7.6%
Other industries	21.6%
[end pie chart]

[begin mountain chart]
Blue Chip Income and Growth Fund, Class 2		S&P 500[2]		Consumer Price Index[1]

7/5/01	$10,000	7/5/01	$10,000	7/5/01	$10,000
12/31/01	$9,462	12/31/01	$9,485	12/31/01	$9,927
6/30/02	$8,478	6/30/02	$8,237	6/30/02	$10,107
12/31/02	$7,279	12/31/02	$7,389	12/31/02	$10,163
6/30/03	$8,153	6/30/03	$8,258	6/30/03	$10,320
12/31/03	$9,516	12/31/03	$9,508	12/31/03	$10,354
6/30/04	$9,747	6/30/04	$9,835	6/30/04	$10,657
12/31/04	$10,443	12/31/04	$10,541	12/31/04	$10,691
6/30/05	$10,506	6/30/05	$10,456	6/30/05	$10,927
12/31/05	$11,199	12/31/05	$11,059	12/31/05	$11,056
6/30/06	$11,709	6/30/06	$11,358	6/30/06	$11,399
12/31/06	$13,149	12/31/06	$12,804	12/31/06	$11,337
6/30/07	$14,110	6/30/07	$13,695	6/30/07	$11,705
12/31/07	$13,415	12/31/07	$13,507	12/31/07	$11,800
6/30/08	$11,386	6/30/08	$11,899	6/30/08	$12,293
12/31/08	$8,518	12/31/08	$8,511	12/31/08	$11,811
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2

1 year	–36.30%	–36.50%
5 years	–1.94	–2.19
Lifetime (since July 5, 2001)	–1.85	–2.12

Expense ratios	.43	.68

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

Global Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth and Income Fund declined 41.17% for the 12 months ended December 31, 2008. The MSCI ACWI (All Country World Index) fell 41.85%.

The fund invested in more companies outside the U.S. than it did inside the U.S., which contributed to losses this year because markets outside the U.S. in general fared worse. Weakening currencies amplified those losses, since results were even lower in U.S. dollar denominations.

Gold companies helped to buffer fund results. Telecommunication companies also held up better than most sectors, suggesting that consumers continued to view phone service as essential, despite the economic conditions. Though the fund invested in some financial companies, they did not represent a large portion of the portfolio. The financial companies we invested in generally did better than some other companies in the sector.

The breadth and depth of the market downturn surprised us, as it did many investors. It was a very narrow market in the sense that only a handful of companies posted positive returns for the year.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
The Americas	39.9%
Bonds, short-term securities & other assets less liabilities	23.1%
Europe	21.3%
Asia/Pacific Basin	15.0%
Other regions	.7%
[end pie chart]

The Americas
United States	34.0%
Canada	5.1
Other	.8
39.9

Europe
United Kingdom	3.7
France	3.4
Germany	2.9
Spain	2.1
Netherlands	1.6
Italy	1.6
Belgium	1.0
Switzerland	1.0
Other	4.0
21.3

Asia/Pacific Basin
Japan	4.5%
China	2.7
Taiwan	2.0
Hong Kong	1.5
Singapore	1.5
Australia	1.3
Other	1.5
15.0

Other regions
South Africa	.7
.7

Bonds, short-term securities & other
assets less liabilities	23.1

Total	100.0%

[begin mountain chart]
Global Growth and Income Fund, Class 2		MSCI ACWI[2]		Consumer Price Index[1]

5/1/06	$10,000	5/1/06	$10,000	5/1/06	$10,000
6/30/06	$9,600	6/30/06	$9,599	6/30/06	$10,069
9/30/06	$10,030	9/30/06	$10,041	9/30/06	$10,069
12/31/06	$11,030	12/31/06	$10,961	12/31/06	$10,015
3/31/07	$11,181	3/31/07	$11,244	3/31/07	$10,191
6/30/07	$11,933	6/30/07	$12,078	6/30/07	$10,340
9/30/07	$12,367	9/30/07	$12,510	9/30/07	$10,347
12/31/07	$12,428	12/31/07	$12,297	12/31/07	$10,424
3/31/08	$11,624	3/31/08	$11,168	3/31/08	$10,597
6/30/08	$11,245	6/30/08	$11,016	6/30/08	$10,859
9/30/08	$9,190	9/30/08	$9,198	9/30/08	$10,858
12/31/08	$7,312	12/31/08	$7,151	12/31/08	$10,433
[end mountain chart]

Average annual total returns based on a $1,000 investment for period ended December 31, 2008

	Class 1	Class 2

1 year	–41.06%	–41.17%
Lifetime (since May 1, 2006)	–10.85	–11.07

Expense ratios	.62	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from May 1, 2006, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1] Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2] MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed- and emerging-market country indexes.

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund declined 37.85% for the 12 months ended December 31, 2008. The fund’s benchmark, the S&P 500, fell 36.99%.

Holdings in information technology stocks from both software and hardware companies were detrimental to results. The fund’s financials sector holdings included large insurance companies, commercial banks, diversified financials and mortgage-related financials, many of which experienced severe declines.

While most stocks were down, the fund’s investments included securities of some food and staples retailers, discount retailers and biotechnology companies that contributed positive results for the year. Still, those few holdings were not able to overcome the wave of negative market momentum.

The fund had only modest exposure to companies overseas, but the investments it did have outside the U.S. mostly hampered fund results. Holdings in cash helped the fund. During the year, the fund’s exposure to information technology and industrial stocks increased, while positions in health care and financials stocks were reduced.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Consumer discretionary	11.4%
Industrials	12.6%
Information technology	21.3%
Short-term securities & other assets less liabilities	13.9%
Health care	9.5%
Energy	7.8%
Other industries	23.5%
[end pie chart]

[begin mountain chart]
Growth-Income Fund, Class 2		S&P 500[2]		Consumer Price Index[1]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$11,120	12/31/99	$12,104	12/31/99	$10,268
12/31/00	$12,004	12/31/00	$11,002	12/31/00	$10,616
12/31/01	$12,311	12/31/01	$9,696	12/31/01	$10,781
12/31/02	$10,053	12/31/02	$7,554	12/31/02	$11,037
12/31/03	$13,312	12/31/03	$9,719	12/31/03	$11,245
12/31/04	$14,694	12/31/04	$10,776	12/31/04	$11,611
12/31/05	$15,550	12/31/05	$11,305	12/31/05	$12,007
12/31/06	$17,914	12/31/06	$13,089	12/31/06	$12,312
12/31/07	$18,818	12/31/07	$13,807	12/31/07	$12,815
12/31/08	$11,696	12/31/08	$8,700	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3

1 year	–37.68%	–37.85%	–37.78%
5 years	–2.30	–2.56	–2.48
10 years	1.84	1.58	1.65
Lifetime (since February 8, 1984)	10.19	9.87	9.99

Expense ratios	.28	.53	.46

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

International Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Growth and Income Fund, the 16th investment portfolio in the series, commenced operations on November 18, 2008. The fund’s lifetime return (November 18, 2008, through December 31, 2008) was 9.27%, while its benchmark, the MSCI World ex USA Index, returned 8.54% for the same period. It must be noted that these returns represent an extremely short period of time.

The fund seeks to provide long-term growth of capital, as well as current income, by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including developing countries. In pursuing its objective, the fund will focus on stocks of companies with strong earnings that pay dividends. We believe that these stocks will be more resistant to market declines than stocks of companies that do not pay dividends. The fund may, however, also invest in stocks that do not pay dividends, and it may also hold cash and money market instruments.

As befits a fund that can invest around the world, the fund’s portfolio counselors are in England, Japan and the United States.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Europe	43.4%
Short-term securities & other assets less liabilities	34.1%
Asia/Pacific Basin	17.6%
The Americas	4.9%
[end pie chart]

Europe
France	13.6%
Germany	6.4
Switzerland	4.8
Netherlands	3.0
Italy	2.9
Finland	2.9
Sweden	2.4
Norway	2.2
Spain	2.1
Russia	1.4
Other	1.7
43.4

Asia/Pacific Basin
Australia	4.7
China	3.1
Hong Kong	2.9
Taiwan	2.8
Japan	2.3%
Thailand	1.3
Other	.5
17.6

The Americas
Mexico	3.3
United States	1.3
Brazil	.3
4.9

Short-term securities & other
assets less liabilities	34.1

Total	100.0%

[begin mountain chart]
International Growth and Income Fund, Class 2		MSCI World ex USA Index[1]		Consumer Price Index[2]

11/18/08	$10,000	11/18/08	$10,000	11/18/08	$10,000
12/31/08	$10,927	12/31/08	$10,854	12/31/08	$9,897
[end mountain chart]

Cumulative total returns based on a $1,000 investment for period ended December 31, 2008

	Class 1		Class 2

Lifetime (since November 18, 2008)	9.28%		9.27%
Expense ratios	.09	[3]	.11	[3]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from November 18, 2008, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

1MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets, excluding the United States. The index consists of 22 developed-market country indexes.

[2]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[3]From November 18, 2008, commencement of operations.

Asset Allocation Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Asset Allocation Fund was down 29.51% for the 12 months ended December 31, 2008. The S&P 500 declined 36.99%. On the fixed-income side, Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) gained 5.24%.

In the face of a very difficult year, the fund’s diversified portfolio helped it avoid the extreme lows of the equity market. Within its equity holdings, financials, energy, materials and commodities stocks detracted from results.

The bond portfolio also struggled as pressures in the financial markets hurt its holdings in mortgage- and asset-backed securities as well as corporate bonds. High-yield securities hurt fund results the most among bonds as their prices plummeted.

Over the course of the year, the fund added to its debt securities holdings and reduced its position in money market securities.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Equity securities	63.5%
Bonds & notes of governments outside the U.S.	.2%
Asset-backed obligations	.7%
Short-term securities & other
assets less liabilities	10.4%
Bonds & notes of U.S. government
& government agencies	9.1%
Corporate bonds	8.2%
Mortgage-backed obligations	7.9%
[end pie chart]

[begin mountain chart]
Asset Allocation Fund, Class 2		S&P 500[3]		Barclays Capital U.S. Aggregate Index[1]		Consumer Price Index[2]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$10,692	12/31/99	$12,104	12/31/99	$9,918	12/31/99	$10,268
12/31/00	$11,162	12/31/00	$11,002	12/31/00	$11,071	12/31/00	$10,616
12/31/01	$11,219	12/31/01	$9,696	12/31/01	$12,006	12/31/01	$10,781
12/31/02	$9,831	12/31/02	$7,554	12/31/02	$13,237	12/31/02	$11,037
12/31/03	$11,968	12/31/03	$9,719	12/31/03	$13,780	12/31/03	$11,245
12/31/04	$12,966	12/31/04	$10,776	12/31/04	$14,378	12/31/04	$11,611
12/31/05	$14,151	12/31/05	$11,305	12/31/05	$14,727	12/31/05	$12,007
12/31/06	$16,226	12/31/06	$13,089	12/31/06	$15,365	12/31/06	$12,312
12/31/07	$17,289	12/31/07	$13,807	12/31/07	$16,436	12/31/07	$12,815
12/31/08	$12,187	12/31/08	$8,700	12/31/08	$17,297	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3

1 year	–29.30%	–29.51%	–29.39%
5 years	0.61	0.36	0.44
10 years	2.26	2.00	2.08
Lifetime (since August 1, 1989)	7.10	6.81	6.91

Expense ratios	.32	.57	.50

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) represents the U.S. investment-grade fixed-rate bond market.

[2]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[3]Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund fell 9.35% for the 12 months ended December 31, 2008. The Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) gained 5.24%.

We are disappointed with the fund’s results for the period. The losses illustrate the very challenging year experienced by many bonds across the quality spectrum. Volatility caused by fundamental economic problems was amplified by an absence of liquidity in many markets.

Financial company bonds and privately originated mortgage-backed securities are two examples of holdings that faced rapidly declining prices and, at times, little to no trading activity.

We expect that disruptions in the financial markets will continue for some time. We are very conscious of the risk of potential further declines in the bond market and are being cautious in our selection of securities. The current dislocation, combined with new bond issues being attractively priced, provides us with opportunities to take advantage of the relative value in various bond issues.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Mortgage-backed obligations	29.7%
Corporate bonds	31.8%
Other securities	.7%
Short-term securities & other assets less liabilities	7.7%
Bonds & notes of governments outside the U.S.	10.4%
U.S. Treasury	9.1%
Bonds & notes of U.S. government & government agencies	5.7%
Asset-backed obligations	2.5%
Preferred stocks	2.4%
[end pie chart]

[begin mountain chart]
Bond Fund, Class 2		Barclays Capital U.S. Aggregate Index[1]		Consumer Price Index[2]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$10,255	12/31/99	$9,918	12/31/99	$10,268
12/31/00	$10,768	12/31/00	$11,071	12/31/00	$10,616
12/31/01	$11,645	12/31/01	$12,006	12/31/01	$10,781
12/31/02	$12,116	12/31/02	$13,237	12/31/02	$11,037
12/31/03	$13,667	12/31/03	$13,780	12/31/03	$11,245
12/31/04	$14,448	12/31/04	$14,378	12/31/04	$11,611
12/31/05	$14,677	12/31/05	$14,727	12/31/05	$12,007
12/31/06	$15,703	12/31/06	$15,365	12/31/06	$12,312
12/31/07	$16,225	12/31/07	$16,436	12/31/07	$12,815
12/31/08	$14,708	12/31/08	$17,297	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2

1 year	–9.16%	–9.35%
5 years	1.75	1.48
10 years	4.20	3.93
Lifetime (since January 2, 1996)	4.78	4.52

Expense ratios	.40	.65

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1] Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) represents the U.S. investment-grade fixed-rate bond market.

[2] Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Bond Fund gained 3.48% during the 12 months ended December 31, 2008. The broader global bond market, as measured by the Barclays Capital Global Aggregate Index (formerly Lehman Brothers Global Aggregate Index), gained 4.79%. The fund’s peer group, as measured by the Lipper Global Income Funds Average, declined 5.09%.

It was an extraordinary year filled with volatility and unpredictable events, such as the collapse of Lehman Brothers, a major participant in the bond market. The liquidity crisis sent tremors through global bond markets.

Asset-backed securities presented a particular problem for the fund. Developing-markets debt was shunned by investors, creating adverse conditions for any global bond fund. However, the fund benefited from its holdings in government debt of developed countries, including the U.S.

Going forward, we see selective opportunities in many of the past year’s weakest sectors, such as developing-markets debt and high-yield and investment-grade corporate bonds. The diverse investment universe of the fund gives us the flexibility to choose from a broad array of options.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Bonds & notes of governments outside the U.S.	44.5%
Preferred stocks	.8%
Short-term securities & other assets less liabilities	7.9%
Corporate bonds	16.3%
Bonds & notes of U.S. government & government agencies	15.3%

Mortgage- and asset-backed obligations	15.2%
[end pie chart]

Net assets

Currency weighting by country	Currency weighting (after hedging)

United States[1]	37.8%
EMU[2]	30.2
Japan	18.4
Denmark	2.5
Australia	1.7
Mexico	1.5
Canada	1.4
Sweden	1.1
South Korea	.9
United Kingdom	.9%
Egypt	.9
Israel	.8
Turkey	.7
New Zealand	.6
Poland	.3
Singapore	.2
Brazil	.1
100.0%

[begin mountain chart]
Global Bond Fund, Class 2		Barclays Capital Global Aggregate Index[3]		Consumer Price Index[4]

10/4/06	$10,000	10/4/06	$10,000	10/4/06	$10,000
12/31/06	$10,238	12/31/06	$10,180	12/31/06	$9,946
3/31/07	$10,419	3/31/07	$10,311	3/31/07	$10,121
6/30/07	$10,429	6/30/07	$10,220	6/30/07	$10,269
9/30/07	$10,942	9/30/07	$10,793	9/30/07	$10,276
12/31/07	$11,182	12/31/07	$11,145	12/31/07	$10,352
3/31/08	$11,844	3/31/08	$11,884	3/31/08	$10,524
6/30/08	$11,586	6/30/08	$11,538	6/30/08	$10,784
9/30/08	$11,099	9/30/08	$11,095	9/30/08	$10,783
12/31/08	$11,572	12/31/08	$11,679	12/31/08	$10,361
[end mountain chart]

Average annual total returns based on a $1,000 investment for period ended December 31, 2008

	Class 1	Class 2

1 year	3.60%	3.48%
Lifetime (since October 4, 2006)	6.99	6.73	[5]

Expense ratios	.59	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from October 4, 2006, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Includes U.S. dollar-denominated bonds of other countries, totaling 9.6%.

[2]European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

[3]Barclays Capital Global Aggregate Index (formerly Lehman Brothers Global Aggregate Index) represents the global investment-grade fixed-income markets.

[4]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[5]Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of .25%.

High-Income Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

High-Income Bond Fund fell 23.84% during the 12 months ended December 31, 2008. Its relevant index, the Credit Suisse High Yield Index, declined 26.17%.

The steep decline in the index illustrates what an extremely difficult year it was for high-yield bonds as investors eschewed risk and embraced only the safest of bonds. Bond holdings of companies in areas such as automobiles, capital goods, technology and media weighed heavily on the fund.

In such a bad economic climate as this one, we focus on securities that we believe have the best chance to survive. We continue to monitor our positions to account for a protracted, weak economy and limited refinancing opportunities.

In the past, markets have generally turned in anticipation of a rebound in underlying economic activity. We believe it is important to be positioned with the right securities before economic indicators, like employment or gross domestic product, begin to show significant improvement.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Corporate bonds	62.1%
U.S. Treasury bonds & notes	.3%
Short-term securities & other assets less liabilities	32.9%
Equity securities	2.9%
Mortgage-backed obligations	1.3%
Bonds & notes of governments outside the U.S.	.5%
[end pie chart]

[begin mountain chart]
High-Income Bond Fund, Class 2		Credit Suisse High Yield Index[2]		Citigroup BIG Bond Index[1]		Consumer Price Index[3]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$10,553	12/31/99	$10,328	12/31/99	$9,917	12/31/99	$10,268
12/31/00	$10,204	12/31/00	$9,790	12/31/00	$11,066	12/31/00	$10,616
12/31/01	$10,993	12/31/01	$10,358	12/31/01	$12,009	12/31/01	$10,781
12/31/02	$10,792	12/31/02	$10,679	12/31/02	$13,221	12/31/02	$11,037
12/31/03	$13,977	12/31/03	$13,663	12/31/03	$13,777	12/31/03	$11,245
12/31/04	$15,318	12/31/04	$15,296	12/31/04	$14,393	12/31/04	$11,611
12/31/05	$15,656	12/31/05	$15,642	12/31/05	$14,763	12/31/05	$12,007
12/31/06	$17,313	12/31/06	$17,506	12/31/06	$15,402	12/31/06	$12,312
12/31/07	$17,544	12/31/07	$17,969	12/31/07	$16,513	12/31/07	$12,815
12/31/08	$13,363	12/31/08	$13,266	12/31/08	$17,672	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3

1 year	–23.74%	–23.84%	–23.76%
5 years	–0.67	–0.90	–0.83
10 years	3.19	2.94	3.02
Lifetime (since February 8, 1984)	8.45	8.10	8.26

Expense ratios	.48	.73	.66

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Citigroup Broad Investment-Grade (BIG) Bond Index (formerly Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index) is a market capitalization weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage- and asset-backed, and investment-grade corporates with a maturity of one year or longer.

[2]Credit Suisse High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield debt market.

[3]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

U.S. Government/AAA-Rated Securities Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 7.63% during the 12 months ended December 31, 2008. The Citigroup Treasury/Government Sponsored/Mortgage Index advanced 10.54%. The Lipper General U.S. Government Funds Average rose 7.27%.

With the financial system going through a forced balance sheet contraction, liquidity in the markets suffered from the diminished role of former market makers like Lehman Brothers and Merrill Lynch. The defaults of Lehman Brothers and Washington Mutual, in particular, fueled concern about counterparty risk, eventually causing markets to freeze up.

In response, the Federal Reserve lowered its rates significantly and pumped liquidity into the system. The resulting bond rally was led by Treasuries, which helped create strong gains for the fund. The fund’s emphasis on longer maturities also helped.

In a year in which any risk was penalized, the fund was held back by its holdings in AAA-rated asset-backed securities. These bonds turned out to be a big disappointment for us, but we’re pleased that we didn’t hold more of them and that the fund still had solid gains despite how these assets fared.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Mortgage-backed obligations	59.7%
Short-term securities & other assets less liabilities	4.6%
U.S. Treasury bonds & notes	26.6%
Federal agency bonds & notes	6.1%
Asset-backed obligations	2.9%
Other bonds	.1%
[end pie chart]

[begin mountain chart]
U.S. Govt./AAA-Rated Securities Fund, Class 2		Citigroup Treasury/Govt. Sponsored/Mortgage Index[1]		Consumer Price Index[2]

12/31/98	$10,000	12/31/98	$10,000	12/31/98	$10,000
12/31/99	$9,922	12/31/99	$9,941	12/31/99	$10,268
12/31/00	$11,052	12/31/00	$11,167	12/31/00	$10,616
12/31/01	$11,827	12/31/01	$12,026	12/31/01	$10,781
12/31/02	$12,910	12/31/02	$13,252	12/31/02	$11,037
12/31/03	$13,204	12/31/03	$13,617	12/31/03	$11,245
12/31/04	$13,640	12/31/04	$14,180	12/31/04	$11,611
12/31/05	$13,969	12/31/05	$14,564	12/31/05	$12,007
12/31/06	$14,493	12/31/06	$15,185	12/31/06	$12,312
12/31/07	$15,433	12/31/07	$16,381	12/31/07	$12,815
12/31/08	$16,610	12/31/08	$18,108	12/31/08	$12,827
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3

1 year	7.84%	7.63%	7.66%
5 years	4.96	4.70	4.78
10 years	5.47	5.21	5.28
Lifetime (since December 2, 1985)	7.05	6.73	6.86

Expense ratios	.43	.68	.61

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Citigroup Treasury/Government Sponsored/Mortgage Index (formerly Salomon Smith Barney Treasury/Government Sponsored/Mortgage Index) is a market weighted index that includes U.S. Treasury and agency securities, as well as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

[2]Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Cash Management Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Cash Management Fund gained 1.90% during the 12 months ended December 31, 2008. Most investors view Cash Management Fund — with its investments in highly liquid, short-term money market securities — as a balance against the potential volatility of investing in stocks and bonds and as a place to keep assets while awaiting investment opportunities.

While investors undoubtedly welcome the ongoing positive returns the fund has generated, they should remember that the fund may not always have positive returns and that it is not guaranteed to maintain a stable net asset value.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

[begin pie chart]
Corporate short-term notes & other assets less liabilities	48.5%
Federal agency discount notes	51.5%
[end pie chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3

1 year	2.15%	1.90%	1.99%
5 years	3.16	2.91	2.98
10 years	3.21	2.96	3.03
Lifetime (since February 8, 1984)	4.81	4.51	4.62

Expense ratios	.32	.57	.50

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

As of December 31, 2008, Cash Management Fund’s annualized seven-day yield was 0.62% (0.59% without the fee waiver) for Class 1 shares; 0.37% (0.34% without the fee waiver) for Class 2 shares; and 0.44% (0.41% without the fee waiver) for Class 3 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

Consistent approach, changing times:
25 years of American Funds Insurance Series

[photo of a stream - trees and mountains in the background]

[Begin Sidebar]
A quarter century of
progress and challenges

Developments in business, history and
technology over the past 25 years

[photo of a Macintosh computer]
[Begin Photo Caption]
Macintosh computer introduced
[End Photo Caption]
1984
February 8, 1984

■Growth Fund
■Growth-Income FundSecurities Fund
■High-Income Bond Fund
■Cash Management Fund

[close-up photo of the word BANK on a building]
[Begin Photo Caption]
Savings and loan crisis begins
[End Photo Caption]
1985
December 2, 1985

U.S. Government/AAA-Rated
[End Sidebar]

In February 2009, American Funds Insurance Series turns 25, becoming one of the country’s oldest variable insurance investment vehicles. During its lifetime, the series has expanded its offerings, grown in assets and weathered several market declines. The world has also changed, becoming more interconnected and complex. Amid the challenges and opportunities, the series has maintained a consistent approach and an emphasis on investing for the long term.

Over the past quarter century, investors in the series have witnessed numerous changes in a rapidly evolving global economy. The Soviet Union fell, Germany reunited, the European Union formed and developing countries, like China and India, emerged as crucial players on the world stage.

Markets, in general, have grown over the long term, but not without some difficult periods. In the U.S., there have been three recessions and five significant market declines with an average loss of about 34% each since the inception of the series, as measured by the S&P 500. At different times, global markets have been roiled by junk bonds, dot-com stocks and currency and financial crises, with the current credit crisis probably the most severe.

In general, economic cycles have lengthened since the middle of the past century. “We’ve evolved into a period of longer economic cycles and longer market expansions than we were accustomed to,” explains Jim Dunton, who has been a portfolio counselor in the series since its introduction and is now the vice chairman of the board.

“When you go back to the 1950s, a recession as often as every four years was typical,” Jim says. “In more recent decades, the average expansion is more like eight years, which is a dramatic change in the investment landscape.”

Growth of the series

Despite the ups and downs, the series has grown in funds offered and total assets under management. When it was introduced on February 8, 1984, the series consisted of four variable funds focused on domestic stock and bond markets. By the end of 1984, assets under management totaled $38 million. Today, there are 16 variable funds, many with substantial investments outside the U.S., while assets in the series now total more than $70 billion.

As the series has evolved, it has increasingly invested outside the U.S. “We’ve progressively embraced more opportunities overseas and have added numerous investment professionals in offices around the world,” Jim says.

[Begin Sidebar]
1986

[photo of President Reagan and
Russian President Gorbachev
signing a document]
[Begin Photo Caption]
Reagan and Gorbachev
sign nuclear reduction treaty
[End Photo Caption]
1987

1988

[photo of people striking the Berlin
Wall with sledgehammers]
[Begin Photo Caption]
Berlin Wall falls
[End Photo Caption]
1989
August 1, 1989

Asset Allocation Fund
[End Sidebar]

On the fixed-income side, “Our funds have become more global, and we are investing in more countries and types of issuers,” says David Barclay, a portfolio counselor. “We’ve expanded our scope both within existing funds and with the addition of new funds.”

A global reach

The expansion of the series’ investments into the securities of companies based outside the U.S. has coincided with, perhaps, the most significant development of the past 25 years: globalization. Since 1984, countries around the world have participated in a vast expansion of trade and substantial growth of businesses, while economies have become increasingly interdependent.

The rise of developing countries has also created tremendous opportunities for global markets and for the people who live in those countries. “Developing markets have grown and opened up in ways that no one imagined 25 years ago,” says Don O’Neal, a portfolio counselor and the president of the series. “Billions of people around the globe have improved their standards of living.”

[Begin Sidebar]
Assets under management: A history of growth

How assets invested in American Funds Insurance Series have grown over the past 25 years

(dollars in billions)

[begin line chart]
1984	$38,647,521
1985	108,207,213
1986	296,263,306
1987	537,534,313
1988	248,563,589
1989	750,344,458
1990	1,424,872,338
1991	2,927,987,278
1992	4,583,991,435
1993	6,988,241,652
1994	7,999,947,271
1995	11,103,354,465
1996	14,018,252,899
1997	17,488,784,397
1998	20,453,985,648
1999	26,310,890,235
2000	25,959,633,180
2001	24,436,281,637
2002	21,676,014,529
2003	36,329,215,450
2004	53,312,806,671
2005	70,413,950,607
2006	90,093,171,215
2007	108,244,796,717
2008	72,925,308,348
[end line chart]
[End Sidebar]

[Begin Sidebar]
[photo of the Hubble Space Telescope]
[Begin Photo Caption]
Hubble Space Telescope
launched
[End Photo Caption]
1990
May 1, 1990

■ International Fund

[photo of a webpage]
[Begin Photo Caption]
World Wide Web becomes
available on the Internet
[End Photo Caption]
1991

1992

[photo of a truck on a highway - open fields on both sides]
[Begin Photo Caption]
NAFTA signed into law
[End Photo Caption]
1993
[End Sidebar]

For investors, access to investment opportunities outside the U.S. is more prevalent than ever before. “When I joined Capital in 1991, there was no way to invest in Russian or Chinese companies,” says Carl Kawaja, a portfolio counselor. “The menu of choices in more developed emerging markets, like Brazil and Mexico, was thin. Choice and diversity are good things to an investor, because differentiation enhances the possibility of generating superior returns.”

Another change in equity markets has been the growth of dividend yields outside the U.S. compared with U.S.-based companies. “In 1984, the dividends of U.S. companies provided high yields,” says Mark Denning, a portfolio counselor. “Today, the payout ratio of European and Asian companies is often much higher.”

Investors now have access to a greater scope of information on companies and markets. “In the past, financial reporting standards outside the U.S. were often quite opaque, but they are now more transparent,” Mark says. Many countries have adopted international standards for financial reporting based on principles of financial transparency.

Expansion of fixed-income markets

While the equity market has grown substantially with the inclusion of developing countries, the bond market has also changed dramatically. “Twenty-five years ago, there really wasn’t a bond market for developing-country issuers,” says David. “The lending came from multilateral agencies, like the International Monetary Fund, and from banks. Since then, many countries have developed stronger local bond markets, where there is greater international participation. Investors have become much more global in how they approach fixed income, and issuers have become much more global in how they attract investors.”

Fixed-income markets have expanded as a result of new methods for investing in bonds. “One of the biggest changes is the increase in the variety of instruments available,” says Abner Goldstine, a portfolio counselor. “Derivatives are one example, and they probably have added a good deal of volatility to fixed-income markets.”

One investment trend that came into sharp focus in 2008 was the dramatic increase in securitization. “Assets of all types were pooled and cut into different pieces that had different credit characteristics, maturities and coupons, which were then sold into the market,” Abner says.

These structured debt instruments played a key role in sparking profound dislocations in financial markets. “Many of the loans had been sliced and diced, pronounced by a rating agency to be more creditworthy than they were, and sold to investors who used leverage to buy them,” says Alan Berro, a portfolio counselor.

[Begin Sidebar]
[photo of Nelson Mandela]
[Begin Photo Caption]
Nelson Mandela elected
president of South Africa
[End Photo Caption]
1994

[photo of a stock ticker]
[Begin Photo Caption]
Dow Jones Industrial
Average breaks 5,000
[End Photo Caption]
1995

1996
January 2, 1996

Bond Fund

[photo of Dolly the sheep]
[Begin Photo Caption]
Dolly the sheep is cloned
[End Photo Caption]
1997
April 30, 1997

Global Growth Fund
[End Sidebar]

Navigating the global financial crisis

Though its outcome is still far from clear, the current turmoil in global financial markets may be one of the events investors will remember most about this period. As Alan explains, “There was a massive amount of leverage in the financial system, whether it was hedge funds that used leverage to make returns or individuals who bought houses on 100% debt and no equity. For a while, risk was underpriced and money was cheap. But as soon as problems began to surface, all this leverage started to cut the other way. What began as a localized issue in subprime mortgages spread like a contagion through the global financial system.

“Now we’re on the other side, in a massive deleveraging process, which takes time and is painful,” Alan continues. “The bubble, this time, was cheap money and credit, and now we have to unwind it. The pendulum has swung the other way. Money is very expensive, and nobody wants to lend. Businesses are struggling to finance receivables and inventories because they can’t access credit markets. They’re reining in capital expenditures and expansion plans. This has led to a huge locking up of the financial system, which has spilled over into the economy, as consumers are stretched thin and everyone is spending less.”

With nearly every sector posting negative returns, investors have had practically nowhere to hide. “In the short term, good companies have been thrown out with the bad,” Don says. “Liquidity and technical issues have driven everything down.”

“Globally, it seems everything has been synchronized on the downside,” Carl says. “Russia, Brazil, India and China are down. The U.K., Germany, Japan and France are down. High-yield, munis and mortgage-backed securities are down. Stocks, real estate and commodities are down. The U.S., Chinese, Asian and European economies are heading down. At a basic level, this synchronization seems unsustainable to me. Something will start to act well and act differently from everything else. Massive synchronization on the downside represents a mania just like massive synchronization on the upside did.”

In response to the crisis, central governments around the world have been working in a coordinated fashion to shore up banking systems and to restore credit markets. Nevertheless, the current market decline has made life quite unpleasant for many investors.

No sector spared: Two very different bear markets

The current credit crisis triggered declines in every sector of the global stock market, as represented by the MSCI ACWI (All Country World Index),* leaving investors virtually no safe harbor. This was not the case during the previous major market decline, during which consumer staples companies posted positive returns and there was a much greater differentiation among sector results.

■ Tech bust (3/16/00–10/09/02)

[begin bar chart]

Sectors	Returns
	Tech bust (3/16/00–10/09/02)	Credit crisis (10/31/07–11/20/08)
Consumer discretionary	-47.70%	-56.24%
Consumer staples	11.50%	-30.56%
Energy	-5.56%	-51.02%
Financials	-26.31%	-67.20%
Health care	-6.20%	-32.72%
Industrials	-37.68%	-58.28%
Information technology	-80.01%	-55.80%
Materials	-18.18%	-65.27%
Telecommunication services	-73.87%	-46.58%
Utilities	-29.82%	-36.90%
Overall returns	-45.32%	-54.11%
[end bar chart]

* MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed- and emerging-market country indexes. The index is unmanaged and its results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses. The current decline is as of 12/31/08 and may not be over.
[End Sidebar]

[Begin Sidebar]
[photo of the International Space Station]
[Begin Photo Caption]
International Space
Station launched
[End Photo Caption]
1998
April 30, 1998

Global Small Capitalization Fund

1999
June 17, 1999

■ New World Fund

[photo of a persons' hands on a computer keyboard]
[Begin Photo Caption]
Y2K fears prove
unfounded
[End Photo Caption]
2000

[photo of a woman kneeling near a memorial for terrorist victims]
[Begin Photo Caption]
Terrorists attack the U.S.
[End Photo Caption]
2001
July 5, 2001

■ Global Discovery Fund
■ Blue Chip Income and
  Growth Fund
[End Sidebar]

[Begin Sidebar]
Dawn of the Internet age

One of the foremost advances of the past 25 years is the widespread adoption of the Internet as a data communications system. “The Internet has changed the way we gather information and conduct business to a degree that no one could have imagined,” Don says. “It’s as big an innovation as the invention of the railroads, which changed the way transportation and business were conducted in the 19th century.”

Electronic communication has made it easier for the investment professionals in the series to act swiftly when they discover key information. “It is now easier than ever to stay in touch with our people around the world,” Jim says. “When we need to initiate direct contact, we can do it instantly.”

Trading has been forever altered by the introduction of electronic transactions. According to Matt Lyons, a global trading manager, “Ten years ago, the only access we had to exchanges was through the broker-dealers. With the advent of new communications technologies, we can access the exchanges directly. In 2001, we did about 5% of traded value electronically. This past year, it was closer to 40%. It has been an unbelievable phenomenon.”

The past 25 years have also been a time of significant change in business culture. “Back then, a carbon copy was more than just the CC field in an e-mail,” Don says. “Long-distance phone calls were so expensive that we used to have scheduled times when we would open up a line, and everyone who needed to make a call would gather and do it all at once.
[End Sidebar]

[Begin Sidebar]
[photo of Euro currency]
[Begin Photo Caption]
Euro becomes legal tender
in Europe
[End Photo Caption]
2002

[illustration of a DNA strand]
[Begin Photo Caption]
Human Genome Project
declared complete
[End Photo Caption]

2003

2004

[photo of a  car and a house after being struck by a hurricane]
[Begin Photo Caption]
Hurricanes wreak havoc
on Gulf Coast
[End Photo Caption]
2005
[End Sidebar]

[Begin Sidebar]
Market challenges

The U.S. stock market (as measured by Standard & Poor’s 500 Composite Index) has been tested by three recessions and five significant declines over the past 25 years. Despite the challenges, the market has grown more than 400% during that time.

[The information in the following two tables overlays the S&P 500 line chart]

U.S. recessions

Start		End

Jul-90	-	Mar-91
Mar-01	-	Nov-01
Dec-07	-	Dec-08

Black Monday crash	1987
Junk bond debacle	1989
Chaos in Asian markets	1997
Internet bubble bursts	2000
9/11	2001
Oil prices climb	2004

[begin line chart]
Date	S&P 500 Index level

2/8/1984	155.85
2/29/1984	157.06
3/31/1984	159.18
4/30/1984	160.05
5/31/1984	150.55
6/30/1984	153.18
7/31/1984	150.66
8/31/1984	166.68
9/30/1984	166.1
10/31/1984	166.09
11/30/1984	163.58
12/31/1984	167.24
1/31/1985	179.63
2/28/1985	181.18
3/31/1985	180.66
4/30/1985	179.83
5/31/1985	189.55
6/30/1985	191.85
7/31/1985	190.92
8/31/1985	188.63
9/30/1985	182.08
10/31/1985	189.82
11/30/1985	202.17
12/31/1985	211.28
1/31/1986	211.78
2/28/1986	226.92
3/31/1986	238.9
4/30/1986	235.52
5/31/1986	247.35
6/30/1986	250.84
7/31/1986	236.12
8/31/1986	252.93
9/30/1986	231.32
10/31/1986	243.98
11/30/1986	249.22
12/31/1986	242.17
1/31/1987	274.08
2/28/1987	284.2
3/31/1987	291.7
4/30/1987	288.36
5/31/1987	290.1
6/30/1987	304
7/31/1987	318.66
8/31/1987	329.8
9/30/1987	321.83
10/31/1987	251.79
11/30/1987	230.3
12/31/1987	247.08
1/31/1988	257.07
2/29/1988	267.82
3/31/1988	258.89
4/30/1988	261.33
5/31/1988	262.16
6/30/1988	273.5
7/31/1988	272.02
8/31/1988	261.52
9/30/1988	271.91
10/31/1988	278.97
11/30/1988	273.7
12/31/1988	277.72
1/31/1989	297.47
2/28/1989	288.86
3/31/1989	294.87
4/30/1989	309.64
5/31/1989	320.52
6/30/1989	317.98
7/31/1989	346.08
8/31/1989	351.45
9/30/1989	349.15
10/31/1989	340.36
11/30/1989	345.99
12/31/1989	353.4
1/31/1990	329.08
2/28/1990	331.89
3/31/1990	339.94
4/30/1990	330.8
5/31/1990	361.23
6/30/1990	358.02
7/31/1990	356.15
8/31/1990	322.56
9/30/1990	306.05
10/31/1990	304
11/30/1990	322.22
12/31/1990	330.22
1/31/1991	343.93
2/28/1991	367.07
3/31/1991	375.22
4/30/1991	375.35
5/31/1991	389.83
6/30/1991	371.16
7/31/1991	387.81
8/31/1991	395.43
9/30/1991	387.86
10/31/1991	392.46
11/30/1991	375.22
12/31/1991	417.09
1/31/1992	408.79
2/29/1992	412.7
3/31/1992	403.69
4/30/1992	414.95
5/31/1992	415.35
6/30/1992	408.14
7/31/1992	424.21
8/31/1992	414.03
9/30/1992	417.8
10/31/1992	418.68
11/30/1992	431.35
12/31/1992	435.71
1/31/1993	438.78
2/28/1993	443.38
3/31/1993	451.67
4/30/1993	440.19
5/31/1993	450.19
6/30/1993	450.53
7/31/1993	448.13
8/31/1993	463.56
9/30/1993	458.93
10/31/1993	467.83
11/30/1993	461.79
12/31/1993	466.45
1/31/1994	481.61
2/28/1994	467.14
3/31/1994	445.77
4/30/1994	450.91
5/31/1994	456.5
6/30/1994	444.27
7/31/1994	458.26
8/31/1994	475.49
9/30/1994	462.69
10/31/1994	472.35
11/30/1994	453.69
12/31/1994	459.27
1/31/1995	470.42
2/28/1995	487.39
3/31/1995	500.71
4/30/1995	514.71
5/31/1995	533.4
6/30/1995	544.75
7/31/1995	562.06
8/31/1995	561.88
9/30/1995	584.41
10/31/1995	581.5
11/30/1995	605.37
12/31/1995	615.93
1/31/1996	636.02
2/29/1996	640.43
3/31/1996	645.5
4/30/1996	654.17
5/31/1996	669.12
6/30/1996	670.63
7/31/1996	639.95
8/31/1996	651.99
9/30/1996	687.31
10/31/1996	705.27
11/30/1996	757.02
12/31/1996	740.74
1/31/1997	786.16
2/28/1997	790.82
3/31/1997	757.12
4/30/1997	801.34
5/31/1997	848.28
6/30/1997	885.14
7/31/1997	954.29
8/31/1997	899.47
9/30/1997	947.28
10/31/1997	914.62
11/30/1997	955.4
12/31/1997	970.43
1/31/1998	980.28
2/28/1998	1049.34
3/31/1998	1101.75
4/30/1998	1111.75
5/31/1998	1090.82
6/30/1998	1133.84
7/31/1998	1120.67
8/31/1998	957.28
9/30/1998	1017.01
10/31/1998	1098.67
11/30/1998	1163.63
12/31/1998	1229.23
1/31/1999	1279.64
2/28/1999	1238.33
3/31/1999	1286.37
4/30/1999	1335.18
5/31/1999	1301.84
6/30/1999	1372.71
7/31/1999	1328.72
8/31/1999	1320.41
9/30/1999	1282.71
10/31/1999	1362.93
11/30/1999	1388.91
12/31/1999	1469.25
1/31/2000	1394.46
2/29/2000	1366.42
3/31/2000	1498.58
4/30/2000	1452.43
5/31/2000	1420.6
6/30/2000	1454.6
7/31/2000	1430.83
8/31/2000	1517.68
9/30/2000	1436.51
10/31/2000	1429.4
11/30/2000	1314.95
12/31/2000	1320.28
1/31/2001	1366.01
2/28/2001	1239.94
3/31/2001	1160.33
4/30/2001	1249.46
5/31/2001	1255.82
6/30/2001	1224.42
7/31/2001	1211.23
8/31/2001	1133.58
9/30/2001	1040.94
10/31/2001	1059.78
11/30/2001	1139.45
12/31/2001	1148.08
1/31/2002	1130.2
2/28/2002	1106.73
3/31/2002	1147.39
4/30/2002	1076.92
5/31/2002	1067.14
6/30/2002	989.82
7/31/2002	911.62
8/31/2002	916.07
9/30/2002	815.28
10/31/2002	885.76
11/30/2002	936.31
12/31/2002	879.82
1/31/2003	855.7
2/28/2003	841.15
3/31/2003	848.18
4/30/2003	916.92
5/31/2003	963.59
6/30/2003	974.5
7/31/2003	990.31
8/31/2003	1008.01
9/30/2003	995.97
10/31/2003	1050.71
11/30/2003	1058.2
12/31/2003	1111.92
1/31/2004	1131.13
2/29/2004	1144.94
3/31/2004	1126.21
4/30/2004	1107.3
5/31/2004	1120.68
6/30/2004	1140.84
7/31/2004	1101.72
8/31/2004	1104.24
9/30/2004	1114.58
10/31/2004	1130.2
11/30/2004	1173.82
12/31/2004	1211.92
1/31/2005	1181.27
2/28/2005	1203.6
3/31/2005	1180.59
4/30/2005	1156.85
5/31/2005	1191.5
6/30/2005	1191.33
7/31/2005	1234.18
8/31/2005	1220.33
9/30/2005	1228.81
10/31/2005	1207.01
11/30/2005	1249.48
12/31/2005	1248.29
1/31/2006	1280.08
2/28/2006	1280.66
3/31/2006	1294.83
4/30/2006	1310.61
5/31/2006	1270.09
6/30/2006	1270.2
7/31/2006	1276.66
8/31/2006	1303.82
9/30/2006	1335.85
10/31/2006	1377.94
11/30/2006	1400.63
12/31/2006	1418.3
1/31/2007	1438.24
2/28/2007	1406.82
3/31/2007	1420.86
4/30/2007	1482.37
5/31/2007	1530.62
6/30/2007	1503.35
7/31/2007	1455.27
8/31/2007	1473.99
9/30/2007	1526.75
10/31/2007	1549.38
11/30/2007	1481.14
12/31/2007	1468.36
1/31/2008	1378.55
2/29/2008	1330.63
3/31/2008	1322.7
4/30/2008	1385.59
5/31/2008	1400.38
6/30/2008	1280
7/31/2008	1267.38
8/31/2008	1282.83
9/30/2008	1166.36
10/31/2008	968.75
11/30/2008	896.24
12/31/2008	903.25
[end line chart]
[End Sidebar]

[Begin Sidebar]
[photo of Pluto]
[Begin Photo Caption]
Pluto loses status as
a planet
[End Photo Caption]
2006
May 1, 2006

■ Global Growth and
  Income Fund

October 4, 2006

■ Global Bond Fund

[photo of a "Bank Owned" sign in front of a house]
[Begin Photo Caption]
Subprime mortgage
crisis begins
[End Photo Caption]
2007

[photo of U.S. currency - a piece of paper with the caption
"Credit Squeeze" on top of the currency]
[Begin Photo Caption]
Global economic
downturn intensifies
[End Photo Caption]
2008

November 18, 2008

■ International Growth
  and Income Fund
[End Sidebar]

 “Our systems have continued to grow in capability over time, including our IT systems, shareholder services and the various ways our investment group communicates,” Don continues. “We are connected to all of our global offices, whether in the U.S., Europe or Asia. Our ability to connect with colleagues is greater than ever.”

The number of investment professionals in the series has grown as well, and they use increasingly advanced tools to research issuers and markets. “Internally, we’ve developed highly sophisticated modeling systems to help us analyze bonds,” Abner says.

The benefits of experience

In times of growth, innovation and crisis, experience is paramount. The portfolio counselors in the series have an average of 25 years of investment experience.

“During our investment meetings, we have people in the room who experienced the Internet bubble and burst, the early ’90s real estate troubles, the ’87 crash and even the difficult period of the ’70s,” Don says. “Whenever we have an investment discussion, it’s a very robust one where all points of view and very different perspectives are brought to bear. That’s a unique strength of our organization.”

The next 25 years

Since the introduction of the series, the experience of our investment professionals, our extensive global research effort and our long-term values have been the cornerstones of our approach. Though current market conditions are difficult in almost every sector, and many investors have experienced short-term declines in their portfolios, we continue to believe in investing for the long term. “The value of being a long-term investor is sustainability,” Don says. “Over the next 25 years, we’ll still be doing things the same way.”

Having weathered numerous crises, the investment professionals intend to continue maintaining a consistent approach. “There have been numerous financial instruments that a lot of us have seen come and go in the marketplace over the past 25 years,” Alan says. “We’re an organization that always sticks to the basics and to fundamental research, picking companies one at a time.”

Market declines, though painful, create more attractive valuations for companies, potentially raising their long-term prospects as investments. “When a market has gone down this far, we are inundated with investment opportunities,” Jim says. ■

Global Discovery Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Ryanair Holdings	3.64%
Teva Pharmaceutical Industries	3.48
Microsoft	2.43
Schlumberger	2.33
Yahoo	2.33
Apple	2.29
Global Payments	2.09
Google	2.06
SAP	1.93
Xinao Gas Holdings	1.86

			Percent
		Value	of net
Common stocks - 88.53%	Shares	(000)	assets

Software & services - 17.84%
Microsoft Corp.	186,800	$3,631	2.43%
Yahoo! Inc. (1)	285,000	3,477	2.33
Global Payments Inc.	95,000	3,115	2.09
Google Inc., Class A (1)	10,000	3,076	2.06
SAP AG (2)	80,300	2,885	1.93
Oracle Corp. (1)	125,000	2,216	1.49
MasterCard Inc., Class A	15,000	2,144	1.44
Wirecard AG (1) (2)	322,500	1,917	1.28
Autodesk, Inc. (1)	60,000	1,179	.79
Other securities		2,977	2.00
		26,617	17.84

Technology hardware & equipment - 7.91%
Apple Inc. (1)	40,000	3,414	2.29
Cisco Systems, Inc. (1)	165,000	2,690	1.80
Delta Electronics, Inc. (2)	649,500	1,266	.85
Other securities		4,429	2.97
		11,799	7.91

Media - 7.61%
Time Warner Inc.	245,000	2,465	1.65
British Sky Broadcasting Group PLC (2)	305,000	2,146	1.44
Vivendi SA (2)	40,000	1,306	.88
Daily Mail and General Trust PLC, Class A, nonvoting (2)	280,000	1,105	.74
Walt Disney Co.	48,000	1,089	.73
Other securities		3,249	2.17
		11,360	7.61

Pharmaceuticals, biotechnology & life sciences - 7.50%
Teva Pharmaceutical Industries Ltd. (ADR)	122,000	5,194	3.48
Novo Nordisk A/S, Class B (2)	46,000	2,348	1.57
Vertex Pharmaceuticals Inc. (1)	50,000	1,519	1.02
Other securities		2,121	1.43
		11,182	7.50

Retailing - 5.84%
O'Reilly Automotive, Inc. (1)	69,200	2,127	1.42
Bed Bath & Beyond Inc. (1)	65,000	1,652	1.11
Tractor Supply Co. (1)	45,000	1,626	1.09
Best Buy Co., Inc.	43,000	1,209	.81
Lowe's Companies, Inc.	50,000	1,076	.72
Other securities		1,026	.69
		8,716	5.84

Banks - 5.40%
Banco Bradesco SA, preferred nominative	146,500	1,431	.96
M&T Bank Corp.	22,000	1,263	.85
Other securities		5,368	3.59
		8,062	5.40

Utilities - 4.82%
Xinao Gas Holdings Ltd. (2)	2,610,000	2,775	1.86
Iberdrola Renovables, SA Unipersonal (1) (2)	550,000	2,384	1.60
Veolia Environnement (2)	64,700	2,035	1.36
		7,194	4.82

Health care equipment & services - 4.50%
Inverness Medical Innovations, Inc. (1)	87,000	1,645	1.10
American Medical Systems Holdings, Inc. (1)	169,000	1,519	1.02
Other securities		3,546	2.38
		6,710	4.50

Energy - 4.32%
Schlumberger Ltd.	82,200	3,480	2.33
Smith International, Inc.	50,000	1,144	.77
Other securities		1,818	1.22
		6,442	4.32

Commercial & professional services - 3.83%
Cintas Corp.	85,000	1,975	1.33
Randstad Holding NV (2)	80,000	1,628	1.09
Monster Worldwide, Inc. (1)	100,000	1,209	.81
Other securities		898	.60
		5,710	3.83

Transportation - 3.68%
Ryanair Holdings PLC (ADR) (1)	186,400	5,421	3.64
Other securities		62	.04
		5,483	3.68

Telecommunication services - 3.11%
MTN Group Ltd. (2)	100,000	1,171	.78
Other securities		3,472	2.33
		4,643	3.11

Capital goods - 2.74%
Fluor Corp.	40,000	1,795	1.20
Max India Ltd. (1) (2)	500,000	1,212	.81
Other securities		1,078	.73
		4,085	2.74

Insurance - 2.55%
Sampo Oyj, Class A (2)	125,000	2,341	1.57
China Life Insurance Co. Ltd., Class H (2)	398,000	1,227	.82
Other securities		235	.16
		3,803	2.55

Diversified financials - 1.28%
Other securities		1,911	1.28

Consumer durables & apparel - 1.23%
Other securities		1,837	1.23

Semiconductors & semiconductor equipment - 1.16%
NVIDIA Corp. (1)	145,000	1,170	.78
Other securities		559	.38
		1,729	1.16

Other - 1.30%
Other securities		1,953	1.30

Miscellaneous - 1.91%
Other common stocks in initial period of acquisition		2,854	1.91

Total common stocks (cost: $210,703,000)		132,090	88.53

Convertible securities - 0.77%

Diversified financials - 0.75%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (2) (3)	38,000	1,117	.75

Miscellaneous - 0.02%
Other convertible securities in initial period of acquisition		25	.02

Total convertible securities (cost: $2,121,000)		1,142	.77

Short-term securities - 10.04%	Principal amount (000)

Lowe's Cos. Inc. 0.35% due 3/16/2009	$3,500	3,491	2.34
AT&T Inc. 0.33% due 3/9/2009 (4)	2,500	2,499	1.67
Freddie Mac 0.90% due 1/14/2009	2,000	1,999	1.34
Brown-Forman Corp. 0.65% due 2/11/2009 (4)	2,000	1,999	1.34
Walt Disney Co. 1.05% due 2/17/2009	1,500	1,499	1.00
Jupiter Securitization Co., LLC 0.35% due 1/12/2009 (4)	1,400	1,400	.94
Other securities		2,100	1.41
Total short-term securities (cost: $14,991,000)		14,987	10.04

Total investment securities (cost: $227,815,000)		148,219	99.34
Other assets less liabilities		985	.66

Net assets		$149,204	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $47,396,000, which represented 31.77% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/08 at a cost of $1,900,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $1,293,000, which represented .87% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $6,998,000, which represented 4.69% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Koninklijke KPN	1.98%
Novo Nordisk	1.92
Microsoft	1.90
Samsung Electronics	1.83
General Electric	1.45
Roche	1.36
Nokia	1.33
UCB	1.33
Deutsche Post	1.25
America Movil	1.24

			Percent
		Value	of net
Common stocks - 81.21%	Shares	(000)	assets

Information technology - 15.95%
Microsoft Corp.	3,795,000	$73,775	1.90%
Samsung Electronics Co., Ltd. (1)	196,055	71,053	1.83
Nokia Corp. (1)	1,986,500	30,873
Nokia Corp. (ADR)	1,334,000	20,810	1.33
Cisco Systems, Inc. (2)	2,721,500	44,360	1.15
Oracle Corp. (2)	2,250,000	39,892	1.03
Google Inc., Class A (2)	111,200	34,211	.88
STMicroelectronics NV (1)	4,954,000	33,260	.86
International Business Machines Corp.	350,000	29,456	.76
SAP AG (1)	510,300	18,334
SAP AG (ADR)	200,000	7,244	.66
Other securities		214,598	5.55
		617,866	15.95

Health care - 9.94%
Novo Nordisk A/S, Class B (1)	1,455,200	74,267	1.92
Roche Holding AG (1)	343,500	52,548	1.36
UCB SA (1)	1,575,677	51,453	1.33
Other securities		206,617	5.33
		384,885	9.94

Consumer discretionary - 9.31%
Toyota Motor Corp. (1)	1,132,900	37,001	.96
Honda Motor Co., Ltd. (1)	1,551,800	33,580	.87
Virgin Media Inc. (2)	4,860,000	24,251	.63
Other securities		265,637	6.85
		360,469	9.31

Consumer staples - 8.27%
Unilever NV, depository receipts (1)	1,766,000	42,897	1.11
Avon Products, Inc.	1,521,200	36,554	.94
Anheuser-Busch InBev NV (1)	1,195,424	27,784	.72
Diageo PLC (1)	1,870,000	26,310	.68
Procter & Gamble Co.	135,000	8,346	.22
Other securities		178,433	4.60
		320,324	8.27

Telecommunication services - 7.86%
Koninklijke KPN NV (1)	5,275,830	76,694	1.98
América Móvil, SAB de CV, Series L (ADR)	1,547,000	47,942	1.24
Telefónica, SA (1)	1,670,799	37,545	.97
Vodafone Group PLC (1)	12,887,250	26,240	.68
Qwest Communications International Inc.	7,000,000	25,480	.66
AT&T Inc.	800,000	22,800	.59
Other securities		67,842	1.74
		304,543	7.86

Industrials - 7.71%
General Electric Co.	3,470,455	56,221	1.45
Deutsche Post AG (1)	2,858,700	48,484	1.25
Ryanair Holdings PLC (ADR) (2)	1,111,300	32,317	.84
United Technologies Corp.	492,000	26,371	.68
KBR, Inc.	1,605,000	24,396	.63
Other securities		110,877	2.86
		298,666	7.71

Financials - 6.16%
Macquarie Group Ltd. (1)	2,027,300	42,033	1.09
Allianz SE (1)	292,000	31,397	.81
AXA SA (1)	1,088,000	24,317	.63
JPMorgan Chase & Co.	700,000	22,071	.57
Other securities		118,936	3.06
		238,754	6.16

Energy - 4.67%
TOTAL SA (1)	590,000	32,245	.83
Reliance Industries Ltd. (1)	938,000	23,965	.62
Royal Dutch Shell PLC, Class B (1)	574,666	14,628
Royal Dutch Shell PLC, Class B (ADR)	139,643	7,182	.56
Other securities		102,826	2.66
		180,846	4.67

Utilities - 3.42%
RWE AG (1)	317,500	28,613	.74
GDF Suez (1)	553,000	27,456	.71
Other securities		76,409	1.97
		132,478	3.42

Materials - 3.08%
Sigma-Aldrich Corp.	659,649	27,864	.72
Other securities		91,267	2.36
		119,131	3.08

MISCELLANEOUS - 4.84%
Other common stocks in initial period of acquisition		187,478	4.84

Total common stocks (cost: $4,247,440,000)		3,145,440	81.21

Preferred stocks - 0.05%

Financials - 0.05%
Other Securities		2,111	.05

Total preferred stocks (cost: $2,117,000)		2,111	.05

	Principal amount
Short-term securities - 18.36%	(000)

Federal Home Loan Bank 0.25%-1.00% due 2/9-3/13/2009	$110,300	110,252	2.85
Freddie Mac 0.75%-2.15% due 1/16-2/23/2009	57,065	57,045	1.47
Canada Government 0.50% due 4/6/2009	40,000	39,973	1.03
Procter & Gamble International Funding S.C.A. 1.15%-1.55% due 1/6-1/15/2009 (3)	35,953	35,941	.93
Denmark (Kingdom of) 0.88% due 2/6/2009	32,800	32,770	.85
AT&T Inc. 0.40%-1.15% due 1/7-1/20/2009 (3)	31,700	31,693	.82
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009 (3)	29,300	29,294	.76
BP Capital Markets PLC 0.65%-0.85% due 3/11-4/8/2009 (3)	28,250	28,234	.73
Total Capital Canada Ltd. 0.65%-1.05% due 1/9-2/17/2009 (3)	27,700	27,668	.71
Shell International Finance BV 0.40% due 4/30/2009 (3)	27,100	27,077	.70
Nestlé Capital Corp. 0.65% due 2/10/2009 (3)	24,800	24,778	.64
Rabobank USA Financial Corp. 0.85% due 1/9/2009	24,000	23,995	.62
Calyon North America Inc. 0.93% due 2/27/2009	23,700	23,665	.61
Unilever Capital Corp. 0.40%-0.80% due 4/13-4/21/2009 (3)	12,000	11,986	.31
Other securities		206,646	5.33
Total short-term securities (cost: $710,752,000)		711,017	18.36

Total investment securities (cost: $4,960,309,000)		3,858,568	99.62
Other assets less liabilities		14,829	.38

Net assets		$3,873,397	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,360,000, which represented .04% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund's affiliated-company holding is included in "Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2008 (000)

AMG Advanced Metallurgical Group NV (1) (2)	-	1,600,800	-	1,600,800	-	$15,735

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,905,130,000, which represented 49.18% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $301,763,000, which represented 7.79% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See notes to Financial Statements

Global Small Capitalization Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Jumbo	2.31%
Myriad Genetics	1.87
Xinao Gas Holdings	1.68
Volcano Corp.	1.62
NuVasive	1.23
Masimo	1.13
Kingboard Chemical Holdings	1.01
Fourlis	.96
ABIOMED	.96
Heartland Payment Systems	.85

			Percent
		Value	of net
Common stocks - 81.03%	Shares	(000)	assets

Health care - 15.28%
Myriad Genetics, Inc. (1)	578,800	$38,351	1.87%
Volcano Corp. (1)	2,215,834	33,238	1.62
NuVasive, Inc. (1)	728,200	25,232	1.23
Masimo Corp. (1)	780,000	23,267	1.13
ABIOMED, Inc. (1)	1,195,000	19,622	.96
Illumina, Inc. (1)	663,500	17,284	.84
Applera Corp., Celera Corp. (1)	1,112,500	12,382	.61
Cochlear Ltd. (2)	308,079	12,372	.60
Nakanishi Inc. (2)	188,900	11,932	.58
Integra LifeSciences Holdings Corp. (1)	325,000	11,560	.56
Greatbatch, Inc. (1)	405,200	10,722	.52
Other securities		97,766	4.76
		313,728	15.28

Industrials - 14.77%
International Container Terminal Services, Inc. (2)	47,285,000	12,926	.63
TrueBlue, Inc. (1)	1,297,000	12,412	.60
Hyunjin Materials Co., Ltd. (2)	617,736	11,332	.55
Pfeiffer Vacuum Technology AG (2)	168,000	11,152	.54
Flowserve Corp.	200,000	10,300	.50
TaeWoong Co., Ltd. (2)	165,000	10,211	.50
Other securities		235,070	11.45
		303,403	14.77

Information technology - 14.24%
Kingboard Chemical Holdings Ltd. (2)	11,482,000	20,779	1.01
Heartland Payment Systems, Inc.	1,000,000	17,500	.85
Hittite Microwave Corp. (1)	525,000	15,466	.75
Semtech Corp. (1)	1,170,000	13,186	.64
Intersil Corp., Class A	1,425,000	13,096	.64
Novell, Inc. (1)	3,358,800	13,066	.64
IAC/InterActiveCorp (1)	800,000	12,584	.61
Global Unichip Corp. (2)	3,439,956	12,325	.60
SkillSoft PLC (ADR) (1)	1,550,000	11,067	.54
Ultimate Software Group, Inc. (1)	720,000	10,512	.51
TIBCO Software Inc. (1)	2,005,800	10,410	.51
Other securities		142,457	6.94
		292,448	14.24

Consumer discretionary - 12.66%
Jumbo SA (2) (3)	7,800,170	47,401	2.31
Fourlis (2) (3)	2,804,285	19,641	.96
Lions Gate Entertainment Corp. (1)	2,750,000	15,125	.74
MGM Mirage, Inc. (1)	909,173	12,510	.61
Central European Media Enterprises Ltd., Class A (1)	500,000	10,860	.52
Other securities		154,460	7.52
		259,997	12.66

Financials - 5.27%
First Niagara Financial Group, Inc.	704,800	11,397	.55
Hopewell Holdings Ltd. (2)	3,200,000	10,585	.52
Other securities		86,237	4.20
		108,219	5.27

Materials - 4.25%
European Goldfields Ltd. (1) (2)	4,691,100	11,108	.54
Other securities		76,186	3.71
		87,294	4.25

Utilities - 3.20%
Xinao Gas Holdings Ltd. (2)	32,539,000	34,596	1.68
Manila Electric Co. (2)	11,037,280	12,802	.62
EDF Energies Nouvelles SA (2)	354,250	12,567	.61
Other securities		5,875	.29
		65,840	3.20

Energy - 3.18%
Concho Resources Inc. (1)	649,000	14,810	.72
Heritage Oil Ltd. (1) (2)	4,563,000	13,690	.67
BJ Services Co.	1,010,000	11,787	.57
Other securities		25,007	1.22
		65,294	3.18

Consumer staples - 2.59%
China Agri-Industries Holdings Ltd. (1) (2)	21,558,000	10,849	.53
Other securities		42,388	2.06
		53,237	2.59

Telecommunication services - 0.63%
Other securities		12,915	.63

Miscellaneous - 4.96%
Other common stocks in initial period of acquisition		101,877	4.96

Total common stocks (cost: $2,849,782,000)		1,664,252	81.03

Rights & warrants - 0.02%

Other - 0.02%
Other securities		496	.02

Total rights & warrants (cost: $3,023,000)		496	.02

Convertible securities - 0.10%

Other - 0.10%
Other securities		2,131	.10

Total convertible securities (cost: $4,428,000)		2,131	.10

	Principal
	amount
Short-term securities - 18.16%	(000)
Fannie Mae 0.08%-0.85% due 1/27-7/14/2009	$65,900	65,842	3.20
Freddie Mac 0.24%-0.95% due 1/14-3/23/2009	64,200	64,167	3.13
Federal Home Loan Bank 0.18%-0.60%due 1/28-3/24/2009	60,200	60,177	2.93
Nokia Corp. 0.90%-2.30% due 1/14-1/23/2009 (4)	24,100	24,084	1.17
Total Capital Canada Ltd. 0.25%-0.29% due 2/17-2/18/2009 (4)	23,500	23,474	1.14
Denmark (Kingdom of) 0.50%-0.90% due 2/18-3/12/2009	21,300	21,288	1.04
KfW 0.60% due 1/12/2009 (4)	11,900	11,898	.58
BNP Paribas Finance Inc. 0.44% due 2/27/2009	10,200	10,193	.50
Other securities		91,831	4.47

Total short-term securities (cost: $372,945,000)		372,954	18.16

Total investment securities (cost: $3,230,178,000)		2,039,833	99.31
Other assets less liabilities		13,986	.69

Net assets		$2,053,819	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary portfolio. Some of these securities (with aggregate value of $14,807,000, which represented .72% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2008, appear below.

						Value
					Dividend	of affiliates
	Beginning			Ending	income	at 12/31/08
	shares	Additions	Reductions	shares	(000)	(000)

Jumbo SA (2)	3,436,686	4,363,484	-	7,800,170	$2,203	$47,401
Fourlis (2)	2,010,385	793,900	-	2,804,285	1,260	19,641
Allied Gold Ltd. (1) (2)	19,548,500	3,166,774	-	22,715,274	-	6,845
Allied Gold Ltd. (GBP denominated) (1) (2)	-	3,800,000	-	3,800,000	-	1,155
Horizon North Logistics Inc. (1)	-	5,700,000	-	5,700,000	-	4,070
JVM Co., Ltd. (2)	316,500	95,000	-	411,500	51	3,817
Rambler Media Ltd. (1) (2)	718,400	206,494	-	924,894	-	2,829
African Minerals Ltd. (1) (2)	6,905,000	-	-	6,905,000	-	2,020
African Minerals Ltd. (1) (2) (4)	2,480,000	-	-	2,480,000	-	725
Airesis SA (1) (2) (5)	981,036	2,313,115	-	3,294,151	-	2,103
OSIM International Ltd. (1) (2)	28,920,000	-	-	28,920,000	-	1,414
OSIM International Ltd., rights, expire 2008	-	7,230,000	7,230,000	-	-	-
CallWave, Inc. (1)	1,348,700	-	-	1,348,700	-	688
Ondine Biopharma Corp. (1) (4)	2,620,000	-	-	2,620,000	-	108
Ondine Biopharma Corp. (1)	400,000	-	-	400,000	-	16
Ondine Biopharma Corp. (GBP denominated) (1) (2) (4)	490,000	-	-	490,000	-	14
Akeena Solar, Inc. (6)	-	1,625,000	1,625,000	-	-	-
Gemfields Resources PLC (1) (2) (4) (6)	4,816,000	3,333,333	-	8,149,333	-	-
Gemfields Resources PLC (1) (2) (6)	2,000,000	-	-	2,000,000	-	-
Lonrho PLC (1) (2) (6)	20,224,000	13,383,000	-	33,607,000	-	-
S&T Holdings Co. Ltd. (2) (6)	-	580,200	-	580,200	142	-
Southern Pacific Resource Corp. (6)	5,950,000	-	5,950,000	-	-	-
Volcano Corp. (1) (6)	1,625,000	1,285,878	695,044	2,215,834	-	-
					$3,656	$92,846

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities , including those in "Miscellaneous" and "Other securities," was $835,310,000, which represented 40.67% of the net assets of the fund.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $123,854,000, which represented 6.03% of the net assets of the fund.

(5) This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2007; it was not publicly disclosed.
(6) Unaffiliated issuer at 12/31/2008.

Key to abbreviations
ADR = American Depositary Receipts
GBP = British pounds

See Notes to Financial Statements

Growth Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Cisco Systems	2.92%
Google	2.78
Philip Morris International	2.11
Barrick Gold	2.10
Newmont Mining	2.06
Berkshire Hathaway	1.93
Microsoft	1.89
Gilead Sciences	1.84
Roche	1.76
Lowe's	1.70

			Percent
		Value	of net
Common stocks - 87.91%	Shares	(000)	assets

Information technology - 21.13%
Cisco Systems, Inc. (1)	32,915,000	$536,515	2.92%
Google Inc., Class A (1)	1,656,000	509,468	2.78
Microsoft Corp.	17,830,000	346,615	1.89
Nokia Corp. (ADR)	11,830,000	184,548
Nokia Corp. (2)	6,184,000	96,108	1.53
EMC Corp. (1)	17,827,000	186,649	1.02
Yahoo! Inc. (1)	14,365,000	175,253	.96
Lender Processing Services, Inc. (3)	5,785,000	170,368	.93
Oracle Corp. (1)	8,790,540	155,856	.85
International Business Machines Corp.	1,600,000	134,656	.73
Fidelity National Information Services, Inc.	7,190,000	116,981	.64
Samsung Electronics Co., Ltd. (2)	310,000	112,348	.61
Red Hat, Inc. (1)	7,646,624	101,088	.55
Trimble Navigation Ltd. (1)	4,500,000	97,245	.53
Other securities		952,345	5.19
		3,876,043	21.13

Energy - 11.08%
Suncor Energy Inc.	10,886,605	211,925	1.15
Canadian Natural Resources, Ltd.	4,625,700	185,066	1.01
Devon Energy Corp.	1,836,744	120,692	.66
Murphy Oil Corp.	2,698,800	119,692	.65
Noble Energy, Inc.	2,400,000	118,128	.64
Tenaris SA (ADR)	5,245,000	110,040	.60
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	4,260,000	104,327	.57
Other securities		1,063,817	5.80
		2,033,687	11.08

Consumer discretionary - 10.20%
Lowe's Companies, Inc.	14,526,000	312,599	1.70
Target Corp.	6,090,000	210,288	1.15
Johnson Controls, Inc.	10,949,100	198,836	1.08
Best Buy Co., Inc.	5,780,000	162,476	.89
Other securities		988,113	5.38
		1,872,312	10.20

Health care - 9.83%
Gilead Sciences, Inc. (1)	6,600,000	337,524	1.84
Roche Holding AG (2)	2,115,000	323,548	1.76
Shire Ltd. (ADR)	2,700,000	120,906	.66
Endo Pharmaceuticals Holdings Inc. (1)	4,500,000	116,460	.63
Medtronic, Inc.	3,415,000	107,299	.59
Other securities		797,911	4.35
		1,803,648	9.83

Materials - 8.22%
Barrick Gold Corp.	10,500,000	386,085	2.10
Newmont Mining Corp.	9,305,000	378,713	2.06
Potash Corp. of Saskatchewan Inc.	1,800,000	131,796	.72
Gold Fields Ltd. (2)	10,000,000	99,213	.54
Other securities		512,844	2.80
		1,508,651	8.22

Financials - 8.08%
Berkshire Hathaway Inc., Class A (1)	3,661	353,653	1.93
Wells Fargo & Co.	6,202,196	182,841	.99
White Mountains Insurance Group, Ltd.	389,800	104,119	.57
Marsh & McLennan Companies, Inc.	4,253,600	103,235	.56
Other securities		738,888	4.03
		1,482,736	8.08

Industrials - 7.86%
General Electric Co.	12,240,000	198,288	1.08
Iron Mountain Inc. (1)	7,245,000	179,169	.98
Boeing Co.	3,665,000	156,386	.85
FedEx Corp.	2,080,000	133,432	.73
Other securities		775,543	4.22
		1,442,818	7.86

Consumer staples - 6.03%
Philip Morris International Inc.	8,895,000	387,022	2.11
Coca-Cola Co.	4,515,000	204,394	1.11
Wal-Mart Stores, Inc.	1,826,100	102,371	.56
Altria Group, Inc.	6,605,200	99,474	.54
Other securities		312,623	1.71
		1,105,884	6.03

Telecommunication services - 1.63%
Qwest Communications International Inc.	35,000,000	127,400	.70
Other securities		171,286	.93
		298,686	1.63

Utilities - 1.28%
Other securities		235,598	1.28

MISCELLANEOUS - 2.57%
Other common stocks in initial period of acquisition		471,490	2.57

Total common stocks (cost: $22,674,160,000)		16,131,553	87.91

Bonds, notes & other debt instruments - 0.04%

Financials - 0.04%
Other securities		6,622	.04

Total bonds, notes & other debt instruments (cost: $36,796,000)		6,622	.04

	Principal amount
Short-term securities - 11.01%	(000)

Freddie Mac 0.32%-2.70% due 2/3-9/30/2009	$384,899	384,364	2.09
Federal Home Loan Bank 0.14%-2.55% due 1/9-5/20/2009	274,100	273,898	1.49
Fannie Mae 0.20%-0.85% due 2/24-7/14/2009	219,500	219,228	1.19
Procter & Gamble International Funding S.C.A. 0.40%-1.85% due 1/14-3/27/2009 (4)	108,400	108,319
Procter & Gamble Co. 0.60%-1.55% due 1/14-3/31/2009 (4)	76,000	75,963	1.00
U.S. Treasury Bills 0.21%-1.94% due 1/2-8/27/2009	140,600	140,562	.77
Coca-Cola Co. 2.25%-2.30% due 1/7-1/13/2009 (4)	83,800	83,776	.46
NetJets Inc. 1.00%-1.05% due 1/15-1/16/2009 (4)	42,000	41,968	.23
Other securities		691,482	3.78

Total short-term securities (cost: $2,017,732,000)		2,019,560	11.01

Total investment securities (cost: $24,728,688,000)		18,157,735	98.96
Other assets less liabilities		191,296	1.04

Net assets		$18,349,031	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/08 (000)

Lender Processing Services, Inc.	-	5,785,000	-	5,785,000	$857	$170,368
Chipotle Mexican Grill, Inc., Class B (1)	1,195,200	-	-	1,195,200	-	68,473
Chipotle Mexican Grill, Inc., Class A (1)	920,000	-	-	920,000	-	57,022
Panalpina Welttransport (Holding) AG (2)	650,000	833,282	-	1,483,282	1,698	82,621
Core Laboratories NV	1,197,700	-	-	1,197,700	1,222	71,694
Graco Inc. (5)	3,000,000	970,647	951,940	3,018,707	2,619	71,634
Digital River, Inc. (1)	2,430,000	195,000	-	2,625,000	-	65,100
Heartland Payment Systems, Inc. (5)	1,400,000	1,026,600	-	2,426,600	758	42,466
Minerals Technologies Inc.	1,000,000	25,000	-	1,025,000	205	41,922
Uranium One Inc. (1)	-	24,544,500	-	24,544,500	-	36,056
KGen Power Corp. (1) (2)	3,166,128	-	-	3,166,128	-	30,870
Blue Nile, Inc. (1)	824,000	219,000	-	1,043,000	-	25,543
Pacific Rubiales Energy Corp. (1)	-	12,550,000	-	12,550,000	-	22,556
DataPath, Inc. (1) (2) (6)	2,819,968	-	-	2,819,968	-	28
Bare Escentuals, Inc. (1) (7)	5,850,000	70,000	1,650,000	4,270,000	-	-
Georgia Gulf Corp. (7)	2,224,000	-	1,114,000	1,110,000	267	-
lululemon athletica inc. (1) (7)	-	4,185,000	-	4,185,000	-	-
Red Hat, Inc. (1) (7)	11,511,000	601,400	4,465,776	7,646,624	-	-
Rosetta Resources Inc. (1) (7)	2,980,000	-	2,068,504	911,496	-	-
					$7,626	$786,353

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $1,464,781,000, which represented 7.98% of the net assets of the fund.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $803,795,000, which represented 4.38% of the net assets of the fund.

(5) This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2007; it was not publicly disclosed.
(6) Purchased in a transaction exempt from registration under the securities Act of 1933. This security (acquired 6/23/2006 at a cost of 31,020,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $105,709,000, which represented .58% of the net assets of the fund.

(7) Unaffiliated issuer at 12/31/2008.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

International Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Bayer	4.34%
Roche	3.81
Teva Pharmaceutical Industries	3.26
MTN Group	2.20
Gazprom	2.17
Inditex	2.02
L'Oréal	1.96
America Movil	1.93
Siemens	1.55
China National Offshore Oil	1.53

			Percent
		Value	of net
Common stocks - 86.04%	Shares	(000)	assets

Health care - 17.07%
Bayer AG, non-registered shares (1)	5,025,023	$295,926	4.34%
Roche Holding AG (1)	1,698,768	259,874	3.81
Teva Pharmaceutical Industries Ltd. (ADR)	5,224,000	222,386	3.26
Novartis AG (1)	1,930,000	96,101	1.41
Merck KGaA (1)	972,655	88,651	1.30
Richter Gedeon NYRT (1)	307,000	46,244	.67
Other securities		155,526	2.28
		1,164,708	17.07

Financials - 12.99%
Mitsubishi Estate Co., Ltd. (1)	4,850,000	79,806	1.17
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,165,000	75,282	1.10
QBE Insurance Group Ltd. (1)	3,921,273	72,711	1.07
AXA SA (1)	3,126,611	69,880	1.02
HSBC Holdings PLC (Hong Kong) (1)	6,277,600	60,265
HSBC Holdings PLC (United Kingdom) (1)	767,460	7,430	.99
Banco Santander, SA (1)	6,979,231	67,525	.99
UniCredit SpA (1)	18,534,000	46,256	.68
Other securities		407,290	5.97
		886,445	12.99

Telecommunication services - 10.29%
MTN Group Ltd. (1)	12,800,199	149,914	2.20
América Móvil, SAB de CV, Series L (ADR)	4,251,500	131,754	1.93
France Télécom SA (1)	2,925,000	82,019	1.20
Philippine Long Distance Telephone Co. (1)	809,800	37,303
Philippine Long Distance Telephone Co. (ADR)	340,000	15,963	.78
NTT DoCoMo, Inc. (1)	26,000	51,141	.75
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	77,865,500	50,878	.74
Other securities		183,295	2.69
		702,267	10.29

Consumer discretionary - 9.61%
Industria de Diseno Textil, SA (1)	3,106,000	137,630	2.02
Esprit Holdings Ltd. (1)	14,785,900	84,287	1.24
JCDecaux SA (1)	3,470,802	59,907	.88
Marks and Spencer Group PLC (1)	14,618,000	46,017	.67
Fiat SpA (1)	6,920,000	45,231	.66
Other securities		282,380	4.14
		655,452	9.61

Energy - 8.24%
OAO Gazprom (ADR) (1)	10,348,300	148,322	2.17
China National Offshore Oil Corp. (1)	109,835,000	104,383	1.53
Aker Solutions ASA (1)	7,945,000	52,866	.78
Woodside Petroleum Ltd. (1)	1,683,000	44,306	.65
Royal Dutch Shell PLC, Class B (1)	782,719	19,924
Royal Dutch Shell PLC, Class A (1)	372,000	9,720	.44
Other securities		182,220	2.67
		561,741	8.24

Industrials - 7.63%
Siemens AG (1)	1,411,000	105,947	1.55
Ryanair Holdings PLC (ADR) (2)	3,311,400	96,295	1.41
SMC Corp. (1)	831,200	84,853	1.25
Other securities		233,502	3.42
		520,597	7.63

Information technology - 7.12%
Murata Manufacturing Co., Ltd. (1)	1,737,500	67,960	1.00
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	27,583,065	37,826
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,898,236	14,996	.77
HOYA CORP. (1)	2,864,800	49,657	.73
HTC Corp. (1)	4,667,500	47,173	.69
Other securities		268,332	3.93
		485,944	7.12

Consumer staples - 4.73%
L'Oréal SA (1)	1,536,011	133,805	1.96
Nestlé SA (1)	2,118,800	82,989	1.22
Anheuser-Busch InBev NV, nonvoting (1)	1,933,414	44,936	.66
Other securities		60,762	.89
		322,492	4.73

Materials - 2.97%
Linde AG (1)	552,500	46,870	.69
JSR Corp. (1)	4,100,600	46,050	.67
Other securities		109,702	1.61
		202,622	2.97

Utilities - 1.67%
GDF Suez (1)	1,059,589	52,608	.77
RWE AG (1)	534,000	48,124	.71
Other securities		13,327	.19
		114,059	1.67

Miscellaneous - 3.72%
Other common stocks in initial period of acquisition		253,476	3.72

Total common stocks (cost: $7,983,909,000)		5,869,803	86.04

	Principal
	amount
Short-term securities - 13.20%	(000)

Freddie Mac 0.45%-2.65% due 1/6-5/21/2009	$212,000	211,840	3.11
Federal Home Loan Bank 0.15%-2.10% due 1/16-3/16/2009	90,500	90,456	1.33
Caisse d'Amortissement de la Dette Sociale 0.25%-0.75% due 2/9-3/2/2009	75,000	74,846	1.10
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009 (3)	50,500	50,490	.74
Nestlé Capital Corp. 0.65% due 2/10/2009 (3)	50,000	49,956	.73
Shell International Finance BV 0.40%-2.15% due 2/3-4/30/2009 (3)	45,200	45,157	.66
Denmark (Kingdom of) 0.55%-0.88% due 2/6-2/9/2009	43,300	43,268	.63
Unilever Capital Corp. 0.55%-0.80% due 2/23-4/13/2009 (3)	41,400	41,361	.61
Siemens Capital Co. LLC 0.30%-0.70% due 1/13-2/13/2009 (3)	24,000	23,992	.35
HSBC Finance Corp. 0.50% due 1/2/2009	15,000	15,000	.22
Other securities		253,920	3.72

Total short-term securities (cost: $900,064,000)		900,286	13.20

Total investment securities (cost: $8,883,973,000)		6,770,089	99.24
Other assets less liabilities		51,944	.76

Net assets		$6,822,033	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $6,923,000, which represented .10% of the net assets of the fund) may be subject to legal of contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $5,219,346,000, which represented 76.51% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $395,178,000, which represented 5.79% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

New World Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

America Movil	1.71%
Tesco	1.50
Petroleo Brasileiro - Petrobras	1.48
Nokia	1.46
Toyota Motor	1.42
Novo Nordisk	1.38
Samsung Electronics	1.28
Telefonica	1.19
China Mobile Ltd.	1.09
Infosys Technologies	1.07

			Percent
		Value	of net
Common stocks - 68.65%	Shares	(000)	assets

Consumer staples - 11.79%
Tesco PLC (1)	3,683,418	$19,410	1.50%
Nestlé SA (1)	315,000	12,338	.95
Beiersdorf AG (1)	205,000	12,226	.94
Coca-Cola Co.	232,000	10,503	.81
Fomento Económico Mexicano, SAB de CV (ADR)	329,700	9,934	.77
Wal-Mart de México, SAB de CV, Series V (ADR) (1)	298,000	7,987
Wal-Mart de México, SAB de CV, Series V	705,000	1,889	.76
Anheuser-Busch InBev NV (1)	416,000	9,669	.74
SABMiller PLC (1)	469,000	7,987	.62
Other securities		60,971	4.70
		152,914	11.79

Industrials - 7.95%
China Railway Construction Corp. Ltd., Class H (1) (2)	8,559,500	12,847	.99
General Electric Co.	675,000	10,935	.84
Schneider Electric SA (1)	142,050	10,637	.82
Murray & Roberts Holdings Ltd. (1)	1,988,242	10,304	.80
Other securities		58,397	4.50
		103,120	7.95

Information technology - 7.55%
Nokia Corp. (ADR)	618,700	9,652
Nokia Corp. (1)	598,600	9,303	1.46
Samsung Electronics Co., Ltd. (1)	45,725	16,571	1.28
Infosys Technologies Ltd. (1)	600,000	13,935	1.07
Google Inc., Class A (2)	43,000	13,229	1.02
HTC Corp. (1)	1,027,000	10,380	.80
Other securities		24,870	1.92
		97,940	7.55

Telecommunication services - 7.47%
América Móvil, SAB de CV, Series L (ADR)	714,875	22,154	1.71
Telefónica, SA (1)	687,000	15,438	1.19
China Mobile Ltd. (1)	1,400,000	14,195	1.09
Partner Communications Co. Ltd. (1)	721,500	11,775
Partner Communications Co. Ltd. (ADR)	10,000	165	.92
Telekomunikacja Polska SA (1)	1,643,333	10,690	.82
Other securities		22,521	1.74
		96,938	7.47

Financials - 6.97%
PT Bank Rakyat Indonesia (Persero) Tbk (1)	25,653,150	11,391	.88
Amil Participações SA, ordinary nominative	2,752,410	8,568	.66
Other securities		70,409	5.43
		90,368	6.97

Consumer discretionary - 6.91%
Toyota Motor Corp. (1)	563,400	18,401	1.42
McDonald's Corp.	175,000	10,883	.84
Nitori Co., Ltd. (1)	138,000	10,686	.82
Honda Motor Co., Ltd. (1)	485,000	10,495	.81
Other securities		39,158	3.02
		89,623	6.91

Energy - 5.85%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	605,200	14,821
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	212,000	4,327	1.48
OAO Gazprom (ADR) (1)	907,500	13,007	1.00
TOTAL SA (1)	60,000	3,279
TOTAL SA (ADR)	32,500	1,797	.39
Other securities		38,674	2.98
		75,905	5.85

Health care - 3.87%
Novo Nordisk A/S, Class B (1)	350,320	17,879	1.38
Krka, dd, Novo mesto (1)	184,640	12,359	.95
Cochlear Ltd. (1)	303,000	12,168	.94
Other securities		7,713	.60
		50,119	3.87

Materials - 3.63%
Sigma-Aldrich Corp.	215,000	9,082	.70
Other securities		37,976	2.93
		47,058	3.63

Utilities - 2.69%
China Resources Power Holdings Co. Ltd. (1)	5,424,000	10,543	.81
Cia. Energética de Minas Gerais - Cemig, preferred nominative	620,000	8,516	.66
Other securities		15,863	1.22
		34,922	2.69

Miscellaneous - 3.97%
Other common stocks in initial period of acquisition		51,485	3.97

Total common stocks (cost: $1,165,934,000)		890,392	68.65

Rights & warrants - 0.00%

Miscellaneous - 0.00%
Other rights & warrants in initial period of acquisition		14	.00

Total rights & warrants (cost: $26,000)		14	.00

Convertible securities - 0.03%

Miscellaneous - 0.03%
Other convertible securities in initial period of acquisition		358	.03

Total convertible securities (cost: $568,000)		358	.03

	Principal
	amount
Bonds, notes & other debt instruments - 11.26%	(000)

Bonds & notes of governments outside the U.S. - 10.24%
Brazil (Federal Republic of) Global:
6.00%-11.00% 2010-2040 (3)	$14,634	17,550
12.50% 2016-2022	BRL 4,100	1,853
Brazilian Treasury Bill 6.00% 2010-2045 (1) (4)	15,685	6,242
Brazil (Federal Republic of) 10.00% 2014-2017 (1)	16,100	6,063	2.45
United Mexican States Government Global 5.519%-10.375% 2009-2040 (5)	$14,177	14,784
United Mexican States Government 8.00%-10.00% 2012-2024	MXN 106,171	8,204	1.77
Colombia (Republic of) Global:
7.375%-11.75% 2012-2037	$11,174	12,077
9.85%-12.00% 2010-2027	COP 11,190,000	5,237	1.33
Turkey (Republic of):
10.00%-16.00% 2011-2013 (1) (4)	TRY 15,004	9,462
6.75%-7.25% 2015-2019	$8,000	7,801	1.33
Other securities		43,590	3.36
		132,863	10.24

Energy - 0.60%
Gaz Capital SA 6.51%-8.146% 2013-2037 (6)	7,180	4,688
Gazprom International SA 7.201% 2020 (3)	1,572	1,218
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	375	302	.48
Other securities		1,526	.12
		7,734	.60

Other - 0.42%
Other securities		5,475	.42

Total bonds, notes & other debt instruments (cost: $159,973,000)		146,072	11.26

Short-term securities - 19.53%

Federal Home Loan Bank 0.25%-0.80% due 2/24-4/9/2009	28,100	28,086	2.17
Nestlé Capital Corp. 0.65% due 2/10/2009 (6)	25,200	25,178	1.94
Freddie Mac due 0.75%-0.90% 1/16-2/23/2009	25,100	25,091	1.93
Rabobank USA Financial Corp. 0.85% due 1/9/2009	21,200	21,195	1.63
AT&T Inc. 1.15% due 1/7/2009 (6)	19,700	19,696	1.52
Denmark (Kingdom of) 0.88% due 2/6/2009	14,600	14,587	1.12
Thunder Bay Funding, LLC 0.60% due 1/15/2009 (6)	14,500	14,496	1.12
Ranger Funding Co. LLC 0.25% due 1/26/2009 (6)	12,200	12,198	.94
BASF AG 0.90% due 1/12/2009 (6)	11,000	10,997	.85
Caisse d'Amortissement de la Dette Sociale 1.20% due 2/9/2009	11,000	10,976	.85
Calyon North America Inc. 0.93% due 2/27/2009	10,400	10,384	.80
Park Avenue Receivables Co., LLC 0.45% due 1/14/2009 (6)	10,000	9,998	.77
Total Capital SA 0.65% due 2/17/2009 (6)	8,500	8,485	.65
Bank of Nova Scotia 1.25% due 2/11/2009	8,400	8,383	.65
Other securities		33,568	2.59

Total short-term securities (cost: $253,334,000)		253,318	19.53

Total investment securities (cost: $1,579,835,000)		1,290,154	99.47
Other assets less liabilities		6,940	.53

Net assets		$1,297,094	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $626,958,000, which represented 48.34% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) Coupon rate may change periodically.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $138,195,000, which represented 10.65% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
MXN = Mexican pesos
TRY = New Turkish liras

See Notes to Financial Statements

Blue Chip Income and Growth Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Microsoft	3.76%
General Electric	3.76
Verizon Communications	3.48
Hewlett-Packard	3.41
Lowe's	3.28
AT&T	3.22
Merck	2.92
Aetna	2.52
IBM	2.48
Nokia	2.21

			Percent
		Value	of net
Common stocks - 90.61%	Shares	(000)	assets

Health care - 19.11%
Merck & Co., Inc.	2,715,000	$82,536	2.92%
Aetna Inc.	2,500,000	71,250	2.52
Medtronic, Inc.	1,800,000	56,556	2.00
UnitedHealth Group Inc.	1,900,000	50,540	1.79
Amgen Inc. (1)	875,000	50,531	1.79
Eli Lilly and Co.	1,125,000	45,304	1.61
Abbott Laboratories	750,000	40,028	1.42
AstraZeneca PLC (ADR)	975,000	40,004	1.42
Pfizer Inc	1,900,000	33,649	1.19
Cardinal Health, Inc.	850,000	29,299	1.04
Bristol-Myers Squibb Co.	1,125,000	26,156	.93
Other securities		13,495	.48
		539,348	19.11
Information technology - 18.92%
Microsoft Corp.	5,460,000	106,142	3.76
Hewlett-Packard Co.	2,650,000	96,169	3.41
International Business Machines Corp.	830,000	69,853	2.48
Nokia Corp. (ADR)	4,000,000	62,400	2.21
Oracle Corp. (1)	2,350,000	41,665	1.48
Intel Corp.	2,200,000	32,252	1.14
Texas Instruments Inc.	1,900,000	29,488	1.04
Cisco Systems, Inc. (1)	1,650,000	26,895	.95
Yahoo! Inc. (1)	1,989,600	24,273	.86
Other securities		44,743	1.59
		533,880	18.92

Industrials - 13.24%
General Electric Co.	6,550,000	106,110	3.76
United Parcel Service, Inc., Class B	750,000	41,370	1.47
United Technologies Corp.	760,000	40,736	1.44
Norfolk Southern Corp.	592,800	27,891	.99
Illinois Tool Works Inc.	650,000	22,782	.81
Rockwell Automation	600,000	19,344	.68
Other securities		115,372	4.09
		373,605	13.24

Consumer discretionary - 10.25%
Lowe's Companies, Inc.	4,300,000	92,536	3.28
Target Corp.	1,230,000	42,472	1.50
CBS Corp., Class B	4,409,600	36,115	1.28
Leggett & Platt, Inc.	2,000,000	30,380	1.08
Other securities		87,656	3.11
		289,159	10.25

Telecommunication services - 7.58%
Verizon Communications Inc.	2,900,000	98,310	3.48
AT&T Inc.	3,191,250	90,951	3.22
Other securities		24,734	.88
		213,995	7.58

Financials - 6.33%
JPMorgan Chase & Co.	1,435,000	45,246	1.60
Citigroup Inc.	6,250,000	41,937	1.48
Bank of America Corp.	2,500,000	35,200	1.25
Capital One Financial Corp.	900,000	28,701	1.02
Freddie Mac	650,000	474	.02
Other securities		27,103	.96
		178,661	6.33

Consumer staples - 6.12%
Walgreen Co.	1,707,083	42,114	1.49
PepsiCo, Inc.	650,000	35,600	1.26
Kimberly-Clark Corp.	555,000	29,271	1.04
Kellogg Co.	592,000	25,959	.92
ConAgra Foods, Inc.	1,200,000	19,800	.70
Other securities		19,919	.71
		172,663	6.12

Energy - 5.78%
Schlumberger Ltd.	1,250,000	52,913	1.87
Royal Dutch Shell PLC, Class A (ADR)	800,000	42,352	1.50
Other securities		68,032	2.41
		163,297	5.78

Utilities - 1.72%
FPL Group, Inc.	400,000	20,132	.71
Southern Co.	500,000	18,500	.66
Other securities		9,798	.35
		48,430	1.72

Materials - 0.44%
Other securities		12,567	.44

Miscellaneous - 1.12%
Other common stocks in initial period of acquisition		31,554	1.12

Total common stocks (cost: $3,382,104,000)		2,557,159	90.61

Rights & warrants - 0.00%
Financials - 0.00%
Other securities		-	.00
Total rights & warrants (cost: $230,000)		-	.00

Convertible securities - 0.08%

Financials - 0.06%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (2) (3)	60,000	1,763	.06

Miscellaneous - 0.02%
Other convertible securities in initial period of acquisition		438	.02

Total convertible securities (cost: $3,540,000)		2,201	.08

Bonds, notes & other debt instruments - 0.01%
Financials - 0.01%
Other securities		255	.01
Total bonds, notes & other debt instruments (cost: $246,000)		255	.01

	Principal amount
	(000)
Short-term securities - 9.08%

Federal Home Loan Bank 0.18%-0.53% due 2/17-6/16/2009	$53,000	52,947	1.88
Freddie Mac 0.22%-0.45% due 5/12-6/9/2009	48,500	48,415	1.72
Ranger Funding Co. LLC 0.40%-0.45% due 1/7-3/20/2009 (4)	28,000	27,990	.99
U.S. Treasury Bills 1.635% due 1/15/2009	23,000	22,999	.81
Walt Disney Co. 1.05%-1.70% due 1/26-2/17/2009	20,400	20,387	.72
Merck & Co. Inc 0.80% due 1/26/2009	10,300	10,294	.36
Medtronic Inc. 0.30% due 1/22/2009 (4)	10,000	9,998	.35
Illinois Tool Works Inc. 1.80% due 1/6/2009	9,300	9,298	.33
Other securities		54,078	1.92

Total short-term securities (cost: $256,397,000)		256,406	9.08

Total investment securities (cost: $3,642,517,000)		2,816,021	99.78
Other assets less liabilities		6,206	.22

Net assets		$2,822,227	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $3,000,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $1,768,000, which represented .06% of the net assets of the fund.

(3) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Other securities," was $1,763,000, which represented .06% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $71,072,000, which represented 2.52% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth and Income Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Microsoft	3.36%
AT&T	2.19
Newmont Mining	2.01
Telefónica	1.92
Yamana Gold	1.91
General Electric	1.85
Qwest Communications International	1.82
Merck	1.58
Barrick Gold	1.47
IBM	1.43

Common stocks - 75.84%	Shares	Value (000)	Percent of net assets

Information technology - 12.59%
Microsoft Corp.	2,810,000	$54,626	3.36%
International Business Machines Corp.	275,000	23,144	1.43
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,618,220	12,784
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	3,000,000	4,114	1.04
Google Inc., Class A (2)	51,000	15,690	.97
Novellus Systems, Inc. (2)	1,000,000	12,340	.76
Samsung Electronics Co., Ltd. (1)	30,600	11,090	.68
KLA-Tencor Corp.	500,000	10,895	.67
Yahoo! Inc. (2)	888,000	10,834	.67
Other securities		48,901	3.01
		204,418	12.59

Telecommunication services - 11.10%
AT&T Inc.	1,250,000	35,625	2.19
Telefónica, SA (1)	1,385,000	31,122	1.92
Qwest Communications International Inc.	8,100,000	29,484	1.82
Koninklijke KPN NV (1)	1,382,000	20,090	1.24
NTT DoCoMo, Inc. (1)	7,000	13,769	.85
Verizon Communications Inc.	400,000	13,560	.83
Other securities		36,618	2.25
		180,268	11.10

Materials - 10.68%
Newmont Mining Corp.	800,000	32,560	2.01
Yamana Gold Inc.	4,000,000	31,022	1.91
Barrick Gold Corp.	650,000	23,900	1.47
United States Steel Corp.	500,000	18,600	1.15
Rio Tinto PLC (1)	500,000	10,957	.68
Alcoa Inc.	900,000	10,134	.62
Other securities		46,193	2.84
		173,366	10.68

Financials - 10.57%
Macquarie Group Ltd. (1)	805,000	16,691	1.03
Industrial and Commercial Bank of China Ltd., Class H (1)	24,137,000	12,829	.79
National City Corp. (3)	6,125,000	11,086
National City Corp.	693,986	1,256	.76
Berkshire Hathaway Inc., Class B (2)	3,720	11,956	.74
People's United Financial, Inc.	585,000	10,431	.64
JPMorgan Chase & Co.	325,000	10,247	.63
Other securities		97,170	5.98
		171,666	10.57

Industrials - 7.53%
General Electric Co.	1,857,100	30,085	1.85
Schneider Electric SA (1)	256,000	19,170	1.18
Joy Global Inc.	550,000	12,589	.78
Other securities		60,404	3.72
		122,248	7.53

Consumer discretionary - 7.23%
McDonald's Corp.	200,000	12,438	.77
Yamada Denki Co., Ltd. (1)	179,500	12,434	.76
Toyota Motor Corp. (1)	378,000	12,346	.76
Carnival Corp., units	500,000	12,160	.75
Other securities		67,976	4.19
		117,354	7.23

Health care - 6.02%
Merck & Co., Inc.	842,000	25,597	1.58
UCB SA (1)	500,000	16,327	1.01
Bayer AG, non-registered shares (1)	218,500	12,868	.79
Roche Holding AG (1)	75,850	11,603	.71
Other securities		31,364	1.93
		97,759	6.02

Energy - 4.24%
China National Offshore Oil Corp. (1)	20,000,000	19,008	1.17
Royal Dutch Shell PLC, Class A (ADR)	129,000	6,829	.42
Other securities		43,022	2.65
		68,859	4.24

Consumer staples - 3.74%
Unilever NV, depository receipts (1)	90,300	2,193	.13
Other securities		58,595	3.61
		60,788	3.74

Utilities - 2.14%
Other securities		34,822	2.14

Total common stocks (cost: $1,920,857,000)		1,231,548	75.84

Preferred stocks - 1.06%

Financials - 1.06%
SMFG Preferred Capital USD 3 Ltd. 9.50% (4) (5)	11,600,000	10,686	.66
Other securities		6,508	.40

Total preferred stocks (cost: $24,585,000)		17,194	1.06

Bonds, notes & other debt instruments - 3.98%

Other - 3.98%
Other securities		64,660	3.98

Total bonds, notes & other debt instruments (cost: $83,183,000)		64,660	3.98

Short-term securities - 19.39%	Principal amount (000)

Calyon North America Inc. 0.93% due 2/27/2009	$31,500	31,453	1.94
Freddie Mac 0.75%-0.90% due 1/16-2/23/2009	30,100	30,090	1.85
Federal Home Loan Bank 0.32%-0.50% due 2/9-4/9/2009	29,600	29,576	1.82
Total Capital Canada Ltd. 1.10% due 1/9/2009 (4)	25,500	25,493	1.57
Unilever Capital Corp. 0.50% due 4/8/2009 (4)	25,000	24,974	1.54
Fannie Mae 0.20% due 2/18/2009	20,700	20,694	1.27
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009 (4)	19,700	19,696	1.21
Novartis Finance Corp. 0.25% due 2/19/2009 (4)	18,600	18,594	1.15
International Bank for Reconstruction and Development 0.25% due 3/18/2009	17,900	17,889	1.10
Denmark (Kingdom of) 0.88% due 2/6/2009	13,300	13,288	.82
General Dynamics Corp. 0.15% due 1/15/2009 (4)	12,200	12,199	.75
Shell International Finance BV 2.15% due 2/3/2009 (4)	10,000	9,989	.62
Other securities		60,904	3.75

Total short-term securities (cost: $314,819,000)		314,839	19.39

Total investment securities (cost: $2,343,444,000)		1,628,241	100.27
Other assets less liabilities		(4,304)	(.27)
Net assets		$1,623,937	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund's affiliated-company holding is included in "Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate as 12/31/08 (000)

Rickmers Maritime (1)	8,750,000	15,620,000	-	24,370,000	$968	$6,635

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Other securities," was $570,799,000, which represented 35.15% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933.  This security (acquired 4/21/2008 at a cost of $30,625,000) may be subject to legal or contractual restrictions on resale.  The total value of all such securities, including those in "Other securities," was $12,415,000, which represented .76% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $175,450,000, which represented 10.80% of the net assets of the fund.

(5) Coupon rate may change periodically.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Growth Income Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Oracle	2.77%
Microsoft	2.06
Hewlett-Packard	1.93
Time Warner	1.84
Google	1.81
General Electric	1.78
Yahoo	1.61
PepsiCo	1.49
Lowe's	1.47
Schlumberger	1.42

Common stocks - 85.70%	Shares	Value (000)	Percent of net assets

Information technology - 21.25%
Oracle Corp. (1)	28,555,000	$506,280	2.77%
Microsoft Corp.	19,400,100	377,138	2.06
Hewlett-Packard Co.	9,710,000	352,376	1.93
Google Inc., Class A (1)	1,075,100	330,755	1.81
Yahoo! Inc. (1)	24,060,000	293,532	1.61
Intel Corp.	17,400,000	255,084	1.39
Cisco Systems, Inc. (1)	13,240,000	215,812	1.18
International Business Machines Corp.	2,500,000	210,400	1.15
SAP AG (2)	3,736,574	134,248
SAP AG (ADR)	920,000	33,322	.92
Corning Inc.	14,000,000	133,420	.73
Nokia Corp. (2)	7,705,000	119,747	.65
Other securities		923,831	5.05
		3,885,945	21.25

Industrials - 12.63%
General Electric Co.	20,120,000	325,944	1.78
United Parcel Service, Inc., Class B	4,250,000	234,430	1.28
United Technologies Corp.	4,075,000	218,420	1.19
Norfolk Southern Corp.	3,830,736	180,236	.99
General Dynamics Corp.	2,357,000	135,740	.74
Avery Dennison Corp.	3,955,000	129,447	.71
3M Co.	2,088,474	120,171	.66
Other securities		965,295	5.28
		2,309,683	12.63

Consumer discretionary - 11.40%
Time Warner Inc.	33,500,000	337,010	1.84
Lowe's Companies, Inc.	12,480,477	268,580	1.47
Target Corp.	5,559,912	191,984	1.05
Best Buy Co., Inc.	4,800,000	134,928	.74
Other securities		1,150,885	6.30
		2,083,387	11.40

Health care - 9.45%
Roche Holding AG (2)	1,437,460	219,900	1.20
Aetna Inc.	5,669,363	161,577	.88
Cardinal Health, Inc.	4,450,000	153,392	.84
Abbott Laboratories	2,603,978	138,974	.76
Merck & Co., Inc.	3,800,000	115,520	.63
Medtronic, Inc.	3,365,000	105,728	.58
Other securities		833,504	4.56
		1,728,595	9.45

Energy - 7.79%
Schlumberger Ltd.	6,125,000	259,271	1.42
Chevron Corp.	2,913,200	215,489	1.18
Marathon Oil Corp.	4,725,000	129,276	.71
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	105,880	.58
Hess Corp.	1,930,000	103,525	.56
Other securities		611,292	3.34
		1,424,733	7.79

Consumer staples - 7.16%
PepsiCo, Inc.	4,968,419	272,120	1.49
Molson Coors Brewing Co., Class B	4,781,900	233,931	1.28
Philip Morris International Inc.	5,375,000	233,866	1.28
Avon Products, Inc.	5,207,674	125,140	.68
Other securities		444,435	2.43
		1,309,492	7.16

Financials - 6.07%
JPMorgan Chase & Co.	5,957,900	187,853	1.03
Citigroup Inc.	20,000,000	134,200	.73
Bank of New York Mellon Corp.	4,328,405	122,624	.67
Capital One Financial Corp.	3,350,000	106,832	.59
HSBC Holdings PLC (Hong Kong) (2)	5,600,000	53,760
HSBC Holdings PLC (ADR)	1,086,050	52,858	.58
Freddie Mac	9,940,000	7,256	.04
Fannie Mae	2,275,000	1,729	.01
Other securities		441,888	2.42
		1,109,000	6.07

Telecommunication services - 4.16%
AT&T Inc.	8,327,100	237,322	1.30
Verizon Communications Inc.	6,014,831	203,903	1.12
Other securities		318,864	1.74
		760,089	4.16

Utilities - 2.37%
Exelon Corp.	2,735,000	152,093	.83
Other securities		281,460	1.54
		433,553	2.37

Materials - 2.18%
Other securities		398,908	2.18
		398,908	2.18

Miscellaneous - 1.24%
Other common stocks in initial period of acquisition		226,148	1.24

Total common stocks (cost: $20,867,667,000)		15,669,533	85.70

Rights & warrants - 0.00%

Financials - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $6,131,000)		-	.00

Convertible securities - 0.29%

Financials - 0.28%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (2) (3)	1,777,000	52,225	.28

Miscellaneous - 0.01%
Other convertible securities in initial period of acquisition		1,300	.01

Total convertible securities (cost: $100,321,000)		53,525	.29

Bonds, notes & other debt instruments - 0.06%

Other - 0.06%
Other securities		11,785	.06

Total bonds, notes & other debt instruments (cost: $11,517,000)		11,785	.06

Short-term securities - 13.34%	Principal amount (000)

Freddie Mac 0.18%-2.70% due 1/23-7/7/2009	$485,830	485,389	2.65
U.S. Treasury Bills 1.40%-1.95% due 1/8-8/27/2009	339,200	339,149	1.86
Fannie Mae 0.20%-2.30% due 2/26-7/14/2009	273,330	272,895	1.49
Federal Home Loan Bank 0.44%-2.80% due 1/7/2009-6/16/2009	239,420	239,189	1.31
Procter & Gamble International Funding S.C.A. 0.15%-1.80% due 1/28-3/9/2009 (4)	96,700	96,636
Procter & Gamble Co. 1.55% due 1/9/2009 (4)	45,000	44,984	.77
AT&T Inc. 0.95%-1.25% due 1/29-2/25/2009 (4)	62,200	62,149	.34
United Parcel Service Inc. 0.30%-0.41% due 4/6-4/8/2009 (4)	62,000	61,958	.34
Jupiter Securitization Co., LLC 0.25% due 1/28/2009 (4)	30,300	30,294
Park Avenue Receivables Co., LLC 0.60% due 1/14/2009 (4)	14,000	13,997	.24
General Electric Capital Corp., FDIC insured, 0.70% due 2/20/2009	42,200	42,188	.23
Chevron Corp. 1.00%-1.15% due 1/21-3/2/2009	40,000	39,977	.22
Hewlett-Packard Co. 1.30% due 1/6/2009 (4)	38,111	38,103	.21
Citigroup Funding Inc., FDIC insured, 0.50% due 2/18/2009	23,600	23,594	.13
HSBC Finance Corp. 0.05% due 1/2/2009	8,000	8,000	.04
Other securities		640,777	3.51

Total short-term securities (cost: $2,436,803,000)		2,439,279	13.34

Total investment securities (cost: $23,422,439,000)		18,174,122	99.39
Other assets less liabilities		110,816	.61

Net assets		$18,284,938	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,419,023,000, which represented 7.76% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $88,850,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $52,225,000, which represented .29% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $710,983,000, which represented 3.89% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

International Growth and Income

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

America Movil	3.31%
France Telecom	3.28
China National Offshore Oil	2.76
Bayer	2.57
Akzo Nobel	2.51
GDF Suez	2.17
Telenor	2.16
Schneider Electric	2.13
Taiwan Semiconductor Manufacturing	2.02
Woodside Petroleum	1.87

			Percent
		Value	of net
Common stocks - 64.30%	Shares	(000)	assets

Health care - 10.59%
Bayer AG, non-registered shares (1)	6,900	$406	2.57%
Roche Holding AG (1)	1,920	294	1.85
Orion Oyj, Class B (1)	16,230	275	1.74
Novartis AG (1)	5,021	250	1.58
Sonic Healthcare Ltd. (1)	23,075	240	1.52
Cochlear Ltd. (1)	5,250	211	1.33
		1,676	10.59

Telecommunication services - 9.98%
América Móvil, SAB de CV, Series L (ADR)	16,900	524	3.31
France Télécom SA (1)	18,500	519	3.28
Telenor ASA (1)	50,700	341	2.16
Advanced Info Service PCL (1)	84,000	195	1.23
		1,579	9.98

Consumer discretionary - 8.06%
Vivendi SA (1)	6,600	215	1.36
Esprit Holdings Ltd. (1)	35,700	204	1.29
Fiat SpA (1)	28,800	188	1.19
Industria de Diseno Textil, SA (1)	3,150	140	.88
Marks and Spencer Group PLC (1)	41,200	130	.82
H & M Hennes & Mauritz AB, Class B (1)	3,000	118	.75
Other securities		281	1.77
		1,276	8.06

Energy - 7.50%
China National Offshore Oil Corp. (1)	460,000	437	2.76
Woodside Petroleum Ltd. (1)	11,255	296	1.87
Eni SpA (1)	11,600	276	1.74
OAO Gazprom (ADR) (1)	12,400	178	1.13
		1,187	7.50

Industrials - 6.88%
Schneider Electric SA (1)	4,510	338	2.13
Sandvik AB (1)	28,000	179	1.13
MAN AG (1)	2,920	162	1.02
Legrand SA (1)	6,860	132	.83
Geberit AG (1)	1,000	107	.68
Other securities		172	1.09
		1,090	6.88

Financials - 4.72%
AXA SA (1)	10,175	227	1.44
Banco Santander, SA (1)	19,200	186	1.17
Japan Real Estate Investment Corp. (1)	16	143	.91
Other securities		192	1.20
		748	4.72

Information technology - 3.55%
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	233,000	319	2.02
Other securities		243	1.53
		562	3.55

Materials - 3.21%
Akzo Nobel NV (1)	9,600	397	2.51
Syngenta AG (1)	580	111	.70
		508	3.21

Utilities - 3.02%
GDF Suez (1)	6,900	343	2.17
RWE AG (1)	1,500	135	.85
		478	3.02

Consumer staples - 2.21%
Philip Morris International Inc.	4,700	205	1.29
Groupe Danone SA (1)	2,400	145	.92
		350	2.21

Miscellaneous - 4.58%
Other common stocks in initial period of acquisition		725	4.58

Total common stocks (cost: $9,112,000)		10,179	64.30

Rights & warrants - 0.08%

Miscellaneous - 0.08%
Other rights & warrants in initial period of acquisition		13	.08

Total rights & warrants (cost: $11,000)		13	.08

	Principal
	amount
Bonds, notes & other debt instruments - 1.49%	(000)

Consumer discretionary - 0.96%
DaimlerChrysler North America Holding Corp. 7.20% 2009	$156	151	.96

Information technology - 0.53%
Other securities		85	.53

Total bonds notes & other debt instruments (cost: $224,000)		236	1.49

Short-term securities - 25.73%

Fannie Mae 0.30% due 3/16/2009	394	393	2.48
Genentech, Inc. 0.25% due 1/16/2009 (2)	380	380	2.40
UBS Finance (Delaware) LLC 0.30% due 1/7/2009	300	300	1.90
Hewlett-Packard Co. 0.80% due 1/5/2009 (2)	300	300	1.90
Jupiter Securitization Co., LLC 0.30% due 2/3/2009 (2)	300	300	1.90
Procter & Gamble Co. 0.90% due 2/20/2009 (2)	300	300	1.90
KfW 0.70% due 1/15/2009 (2)	300	300	1.90
AT&T Inc. 0.70% due 2/25/2009 (2)	300	300	1.90
Unilever Capital Corp. 0.65% due 2/23/2009 (2)	300	300	1.89
Enterprise Funding Co. LLC 1.40% due 1/12/2009 (2)	300	300	1.89
Microsoft Corp. 0.30% due 3/13/2009 (2)	300	300	1.89
Electricité de France 0.85% due 2/2/2009 (2)	300	300	1.89
BASF AG 0.55% due 2/17/2009 (2)	300	299	1.89

Total short-term securities (cost: $4,072,000)		4,072	25.73

Total investment securities (cost: $13,419,000)		14,500	91.60
Other assets less liabilities		1,329	8.40

Net assets		$15,829	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $9,415,000, which represented 59.48% of the net assets of the fund.

(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,379,000, which represented 21.35% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Asset Allocation Fund

Summary investment portfolio, December 31, 2008

Largest individual equity securities	Percent of net assets

Johnson & Johnson	1.97%
AT&T	1.83
Chevron	1.67
Cisco Systems	1.56
General Electric	1.54
Abbott Laboratories	1.49
IBM	1.40
Hewlett-Packard	1.35
BHP Billiton	1.31
Amgen	1.30

Common stocks - 63.33%	Shares	Value (000)	Percent of net assets

Information technology - 13.67%
Cisco Systems, Inc. (1)	6,810,000	$111,003	1.56
International Business Machines Corp.	1,180,000	99,309	1.40
Hewlett-Packard Co.	2,650,000	96,168	1.35
Oracle Corp. (1)	4,522,500	80,184	1.13
Nokia Corp. (ADR)	4,500,000	70,200	.99
Microsoft Corp.	3,600,000	69,984	.98
SAP AG (ADR)	1,900,000	68,818	.97
Applied Materials, Inc.	6,600,000	66,858	.94
Paychex, Inc.	2,420,000	63,598	.89
Yahoo! Inc. (1)	4,000,000	48,800	.69
Google Inc., Class A (1)	145,000	44,609	.63
Other securities		151,665	2.14
		971,196	13.67

Health care - 9.23%
Johnson & Johnson	2,340,000	140,002	1.97
Abbott Laboratories	1,990,000	106,206	1.49
Amgen Inc. (1)	1,600,000	92,400	1.30
Wyeth	1,600,000	60,016	.85
Eli Lilly and Co.	1,200,000	48,324	.68
Bristol-Myers Squibb Co.	2,000,000	46,500	.65
Boston Scientific Corp. (1)	6,000,000	46,440	.65
Medtronic, Inc.	1,250,000	39,275	.55
Other securities		77,097	1.09
		656,260	9.23

Financials - 6.92%
Wells Fargo & Co.	2,800,000	82,544	1.16
JPMorgan Chase & Co.	2,559,800	80,710	1.14
Marsh & McLennan Companies, Inc.	2,440,000	59,219	.83
ACE Ltd.	1,020,000	53,978	.76
Progressive Corp.	2,950,000	43,690	.62
Other securities		171,298	2.41
		491,439	6.92

Industrials - 6.32%
General Electric Co.	6,790,000	109,998	1.54
Boeing Co.	1,750,000	74,673	1.05
United Parcel Service, Inc., Class B	820,000	45,231	.64
Other securities		219,506	3.09
		449,408	6.32

Energy - 5.37%
Chevron Corp.	1,600,000	118,352	1.67
Schlumberger Ltd.	1,350,000	57,145	.80
Apache Corp.	640,000	47,699	.67
Other securities		158,498	2.23
		381,694	5.37

Consumer discretionary - 4.77%
Lowe's Companies, Inc.	3,810,000	81,991	1.15
McDonald's Corp.	830,000	51,618	.73
Best Buy Co., Inc.	1,705,350	47,937	.68
Other securities		157,413	2.21
		338,959	4.77

Materials - 3.82%
BHP Billiton Ltd. (2)	4,340,000	93,242	1.31
Newmont Mining Corp.	2,165,000	88,115	1.24
Other securities		89,832	1.27
		271,189	3.82

Consumer staples - 3.59%
Coca-Cola Co.	1,400,000	63,378	.89
PepsiCo, Inc.	1,000,000	54,770	.77
Archer Daniels Midland Co.	1,670,000	48,146	.68
Other securities		89,020	1.25
		255,314	3.59

Telecommunication services - 3.16%
AT&T Inc.	4,570,000	130,245	1.83
Other securities		94,469	1.33
		224,714	3.16

Utilities - 1.48%
Other securities		105,237	1.48

Miscellaneous - 5.00%
Other common stocks in initial period of acquisition		355,147	5.00

Total common stocks (cost: $5,662,449,000)		4,500,557	63.33

Preferred stocks - 0.18%

Financials - 0.18%
Other securities		$12,688	.18

Total preferred stocks (cost: $24,149,000)		12,688	.18

Rights & warrants - 0.00%

Other - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $117,000)		-	.00

Bonds, notes & other debt instruments - 26.08%	Principal amount (000)	Value (000)	Percent of net assets

Bonds & notes of U.S. government & government agencies - 9.13%
U.S. Treasury:
!3.875% 2010	$164,000	173,728
!4.875% 2012	40,000	44,780
!6.625% 2027	35,000	52,374
!4.50% 2036	35,000	46,534
!1.625%-9.25% 2009-2038 (2) (3)	152,811	170,930	6.87
Fannie Mae 5.25%-7.25% 2011-2030	68,000	81,261	1.14
Freddie Mac 5.25% 2011	30,000	32,678	.46
Federal Home Loan Bank 5.625% 2016	17,375	18,354	.26
Other securities		28,406	.40
		649,045	9.13

Mortgage-backed obligations (4) - 7.85%
Freddie Mac:
!5.00% 2038	49,563	50,589
!6.00% 2038	45,101	46,520
!5.00%-7.50% 2016-2038 (5)	68,890	70,825	2.36
Fannie Mae 0%-7.00% 2009-2047 (2)	162,774	167,197	2.35
Other securities		222,593	3.14
		557,724	7.85

Consumer discretionary - 1.45%
Other securities		103,337	1.45

Financials - 1.34%
JPMorgan Chase Bank NA 6.00% 2017	3,500	3,536
JPMorgan Chase Capital XXII, Series V, 6.45% 2087 (5)	2,560	2,104	.08
Wells Fargo & Co. 4.375% 2013	1,235	1,210	.02
Other securities		88,149	1.24
		94,999	1.34

Telecommunication services - 0.93%
AT&T Inc. 6.40%-6.70% 2013-2038	9,750	10,422
SBC Communications Inc. 4.125%-5.10% 2009-2014	3,375	3,367
AT&T Corp. 8.00% 2031 (5)	2,000	2,520	.23
Other securities		49,438	.70
		65,747	.93

Utilities - 0.92%
Other securities		65,721	.92

Industrials - 0.88%
General Electric Co. 5.25% 2017	4,500	4,494	.06
Other securities		57,937	.82
		62,431	.88

Health care - 0.79%
Other securities		55,949	.79

Other - 2.79%
Electronic Data Systems Corp. 6.00%-7.45% 2013-2029 (5)	4,635	4,863
Hewlett-Packard Co. 5.50% 2018	3,000	3,033	.11
Cisco Systems, Inc. 5.25% 2011	2,375	2,467	.04
Other securities		187,613	2.64
		197,976	2.79

Total bonds, notes & other debt instruments (cost: $2,118,987,000)		1,852,929	26.08

Short-term securities - 9.92%			Percent of net assets

Federal Home Loan Bank 0.20%-2.10% due 1/16-3/13/2009	94,500	94,460	1.33
Freddie Mac 0.25%-0.45% due 5/28-6/24/2009	65,500	65,371	.92
Pfizer Inc 0.80%-1.40% due 1/30-2/2/2009 (6)	59,200	59,140	.83
U.S. Treasury Bills 1.94%-1.945% due 1/15-2/12/2009	49,200	49,198	.69
Medtronic Inc. 1.15% due 1/14/2009 (6)	44,300	44,264	.62
Coca-Cola Co. 1.15% due 1/22/2009 (6)	30,150	30,129	.42
Hewlett-Packard Co. 0.36% due 2/13/2009 (6)	25,000	24,989	.35
Park Avenue Receivables Co., LLC 1.40% due 1/7/2009 (6)	22,700	22,694	.32
Microsoft Corp. 0.30%-0.50% due 2/6-3/13/2009 (6)	20,500	20,489	.29
Lowe's Cos. Inc. 0.35% due 3/16/2009	14,300	14,265	.20
Other securities		280,264	3.95

Total short-term securities (cost: $705,200,000)		705,263	9.92

Total investment securities (cost: $8,510,902,000)		7,071,437	99.51
Other assets less liabilities		34,827	.49

Net assets		$7,106,264	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $3,065,000, which represented .04% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/08 (000)

Rosetta Resources Inc. (1) (6) (7)	2,970,000	-	2,970,000	-	-	-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $323,009,000, which represented 4.55% of the net assets of the fund.

(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $571,088,000, which represented 8.04% of the net assets of the fund.

(7) Unaffiliated issuer at 12/31/2008.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Bond Fund

Summary investment portfolio, December 31, 2008

Largest Holdings (by issuer)	Percent of net assets

Fannie Mae	13.63%
Freddie Mac	12.56
U.S. Treasury	9.11
Germany Federal Republic	3.02
Government National Mortgage Association	2.87
Japan Government	2.00
Bank of America	1.50
Federal Home Loan Bank	.84
Israeli Government	.70
AT&T	.65

Bonds, notes & other debt instruments - 89.39%	Principal amount (000)	Value (000)	Percent of net assets

Mortgage-backed obligations (1) - 29.67%
Fannie Mae
5.50% 2023	$28,796	$29,724
5.00% 2035	25,175	25,726
6.50% 2037	26,255	27,321
5.00% 2038	57,871	59,188
5.50% 2038	22,243	22,854
6.00% 2038	44,174	45,563
6.00% 2039	52,100	53,675
6.50% 2039	39,875	41,439
4.442%-12.05% 2010-2042 (2)	326,308	337,004	11.63%
Freddie Mac:
6.00% 2036	45,441	46,871
6.00% 2037	49,372	50,922
6.00% 2037	30,980	31,955
5.50% 2038	37,978	38,917
6.00% 2038	93,303	96,237
6.50% 2038	20,362	21,189
0%-7.00% 2015-2039 (2)	272,676	278,838	10.23
Government National Mortgage Assn.
6.00% 2038	41,209	42,603
6.00% 2038	35,947	37,163
6.50% 2038	24,750	25,824
6.50% 2038	13,971	14,573
6.50% 2039	37,000	38,497	2.87
Bank of America 5.50% 2012 (3)	7,000	7,215	.13
Other securities		265,268	4.81
		1,638,566	29.67

Bonds & notes of U.S. government & government agencies - 14.81%
U.S. Treasury
4.50% 2012	30,000	33,168
3.375% 2013	30,000	32,775
2.00% 2014 (4) (5)	29,312	27,705
7.25% 2016	26,000	34,824
7.50% 2016	46,000	62,812
3.75% 2018	78,515	88,888
8.50% 2020	25,500	38,864
7.875% 2021	16,250	24,160
8.125% 2021	15,750	23,908
.65%-9.25% 2011-2026 (4) (5)	119,410	135,820	9.11
Freddie Mac:
5.75% 2012	40,000	44,666
5.75% 2016	23,915	24,776
3.125%-5.875% 2010-2018	57,394	59,085	2.33
Fannie Mae
5.25% 2012	33,350	34,279
3.25% 2013	30,000	31,215
4.625%-5.50% 2011-2017	40,420	43,788	1.98
Federal Home Loan Bank
4.00% 2013	30,000	32,004
5.125%-5.625% 2016	13,250	14,233	.84
Other securities		30,720	.55
		817,690	14.81

Bonds & notes of governments & government agencies outside the U.S. - 10.42%
German Government
4.25% 2014	€32,260	49,062
3.75% 2017	36,910	54,537
Series 8, 4.25% 2018	25,360	39,077
3.50%-4.75% 2013-2034	15,860	24,140	3.02
Japanese Government
1.70% 2016	¥4,070,450	47,752
1.30%-2.40% 2011-2038	5,380,600	62,929	2.00
Other securities		298,121	5.40
		575,618	10.42

Financials - 9.10%
Bank of America Corp. 5.30% 2017	$9,245	8,793
Countrywide Home Loans, Inc.
Series M, 4.125% 2009	2,915	2,881
Series K, 5.625% 2009	4,399	4,380
Series H, 6.25% 2009	826	826
Countrywide Financial Corp.
Series A, 4.50% 2010	990	973
6.25% 2010	1,200	849
Series B, 2.946%-5.80% 2012 (2)	29,193	27,260	.83
JPMorgan Chase Bank NA 4.891%-6.00% 2015-2017 (2)	23,650	23,867	.43
Other securities		432,820	7.84
		502,649	9.10

Consumer discretionary - 5.40%
Other securities		298,250	5.40

Telecommunication services - 4.09%
AT&T Inc. 5.10%-7.875% 2011-2038 (2)	35,225	36,069	.65
Other securities		189,824	3.44
		225,893	4.09

Industrials - 3.55%
Other securities		195,867	3.55

Utilities - 2.76%
Other securities		152,227	2.76

Asset-backed obligations - 2.53%
Other securities		139,907	2.53

Energy - 2.15%
Other securities		118,794	2.15

Health care - 1.79%
Other securities		98,696	1.79

Information technology - 1.34%
Other securities		73,791	1.34

Other - 1.78%
Other securities		98,365	1.78

Total bonds, notes & other debt instruments (cost: $5,606,588,000)		4,936,313	89.39

	Shares

Convertible securities - 0.37%

Other - 0.37%
Bank of America Corp., Series L, 7.25% convertible preferred	20,000	13,000	.24
Other securities		7,620	.13
		20,620	.37

Miscellaneous - 0.00%
Other convertible securities in initial period of acquisition		33	.00

Total convertible securities (cost: $36,787,000)		20,653	.37

Preferred stocks - 2.39%

Financials - 2.21%
Bank of America Corp.
Series K, 8.00% noncumulative (2)	12,600,000	$9,076
Series M, 8.125% noncumulative (2)	9,970,000	7,470	.30
JPMorgan Chase & Co., Series I, 7.90% (2)	12,690,000	10,584	.19
Fannie Mae
Series O, 7.00% (2) (3)	691,553	713
Series S, 8.25% noncumulative	104,039	90	.02
Freddie Mac
Series Y, 6.55%	437,381	127
Series Z, 8.375%	284,300	126	.00
Other securities		93,718	1.70
		121,904	2.21

U.S. government agency securities - 0.07%
Other securities		4,229	.07

Miscellaneous - 0.11%
Other preferred stocks in initial period of acquisition		5,945	.11

Total preferred stocks (cost: $237,777,000)		132,078	2.39

Common stocks - 0.14%

Other - 0.14%
Other securities		$7,520	0.14%

Total common stocks (cost: $15,483,000)		7,520	.14

Rights & warrants - 0.00%

Telecommunication services - 0.00%
Other securities			.00

Total rights & warrants (cost: $52,000)			.00

Short-term securities - 11.79%	Principal amount (000)

Federal Home Loan Bank 0.10%-2.50% due 1/28-6/16/2009	90,900	$90,798	1.64%
AT&T Inc. 0.10%-1.95% due 1/22-1/30/2009 (3)	64,200	64,162	1.16
Fannie Mae 0.12%-0.84% due 2/4- 2/23/2009	55,300	55,281	1.00
Jupiter Securitization Co., LLC 0.25%-0.45% due 1/21-2/3/2009 (3)	44,200	44,183	.80
Hewlett-Packard Co. 0.29%-1.10% due 1/5-1/30/2009 (3)	42,400	42,393	.77
Illinois Tool Works Inc. 2.12% due 3/3/2009 (3)	38,750	38,733	.70
Private Export Funding Corp. 0.90%-1.25% due 1/20-4/30/2009 (3)	36,600	36,501	.66
Medtronic Inc. 1.15% due 1/9/2009 (3)	36,200	36,179	.66
Caterpillar Financial Services Corp. 0.15% due 2/26/2009	33,700	33,685	.61
Pfizer Inc 1.40% due 1/30/2009 (3)	32,800	32,767	.59
International Bank for Reconstruction and Development 1.65%-2.15% due 1/6-1/21/2009 (3)	28,400	28,388	.51
Honeywell International Inc. 0.70% due 1/15/2009 (3)	27,700	27,683	.50
Harvard University 0.90% due 2/11/2009	25,000	24,977	.45
U.S. Treasury Bills 1.935% due 1/15/2009	24,800	24,799	.45
Enterprise Funding Co. LLC 1.45% due 1/7/2009 (3)	8,600	8,598	.16
Other securities		61,768	1.13

Total short-term securities (cost: $650,777,000)		650,895	11.79

Total investment securities (cost: $6,547,464,000)		5,747,459	104.08
Other assets less liabilities		(225,178)	(4.08)

Net assets		$5,522,281	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $2,529,000, which represented .05% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $940,722,000, which represented 17.04% of the net assets of the fund.

(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $170,518,000, which represented 3.09% of the net assets of the fund.

(5) Index-linked bond whose principal amount moves with a government retail price index.

Key to symbols
€ = Euros
¥ = Japanese yen

Global Bond Fund

Summary investment portfolio, December 31, 2008

Bonds, notes & other debt instruments - 91.27%	Principal amount (000)	Value (000)	Percent of net assets

Euros - 29.59%
German Government:
5.25% 2011	€3,125	US$ 4,645
5.00% 2012	4,225	6,408
3.75% 2013	16,964	25,055
4.50% 2013	6,000	9,037
Series 6, 4.00% 2016	9,185	13,797
3.75% 2017	27,615	40,803
Series 8, 4.25% 2018	29,280	45,117
6.25% 2030	5,200	9,703
4.75% 2034	3,080	4,959
4.25%-6.25% 2009-2024	4,615	7,519	18.29%
Netherlands Government Eurobond:
4.00% 2011	3,200	4,610
4.25% 2013	7,110	10,464
4.50% 2017	5,230	7,819
4.00%-7.50% 2023-2037	1,450	2,692	2.80
Belgium (Kingdom of), Series 49, 4.00% 2017	10,640	15,125	1.66
Irish Government:
4.50% 2018	3,755	5,295
4.40% 2019	3,780	5,199	1.15
KfW 4.375% 2013	7,125	10,413	1.14
Other securities		41,606	4.55
		270,266	29.59

Japanese yen - 7.20%
Japanese Government:
1.30% 2011	¥783,950	8,816
0.50% 2015 (1) (2)	624,536	5,879
1.70% 2016	1,562,650	18,332
1.20% 2017 (1) (2)	1,887,435	17,987
1.20%- 2.40% 2012-2038 (1) (2)	1,269,200	14,727	7.20
		65,741	7.20

British pounds - 2.87%
United Kingdom:
4.00% 2016	£6,535	10,200
4.75% 2038	2,675	4,623
4.75%-8.75% 2010-2028	6,545	11,144	2.84
Other securities		249	.03
		26,216	2.87

Danish kroner - 2.45%
Nykredit:
5.00% 2038 (3)	DKr 46,252	8,378
6.00% 2038-2041 (3)	33,639	6,274	1.60
Other securities		7,776	.85
		22,428	2.45

Mexican pesos - 1.45%
United Mexican States Government:
Series M10, 7.25% 2016	MXN 130,000	9,043
7.75%-10.00% 2014-2036	55,300	4,209	1.45
		13,252	1.45

Australian dollars - 1.42%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A 6,535	4,953	.54
KfW 6.25% 2012	1,100	816	.09
Other securities		7,217	.79
		12,986	1.42

Israeli shekels - 1.22%
Israeli Government:
5.50% 2017 (2)	ILS 16,899	4,717
6.00%-7.50% 2010-2019 (2)	22,660	6,430	1.22
		11,147	1.22

Swedish kronor - 1.10%
Swedish Government 4.00% 2012 (3)	SKr 35,250	4,599	.51
Other securities		5,418	.59
		10,017	1.10

Egyptian pounds - 0.88%
Egypt (Arab Republic of) Treasury Bill, Series 182, 0% 2009	EGP 35,300	6,324	.69
Other securities		1,682	.19
		8,006	.88

U.S. dollars - 40.55%
U.S. Treasury:
5.75% 2010	US$ 7,750	8,418
4.50% 2011	5,000	5,408
4.875% 2012	9,067	10,150
2.00% 2013	4,575	4,694
5.125% 2016	22,750	27,554
7.50% 2016	14,900	20,345
7.875% 2021	5,000	7,434
8.125% 2021	3,500	5,313
0.625%-7.25% 2012-2037 (1) (2)	16,640	18,380	11.79
Freddie Mac:
5.75% 2016	8,370	8,671
5.50% 2037 (3)	4,048	4,148
5.50% 2038 (3)	8,209	8,412
5.50% 2038 (3)	6,510	6,671
5.50% 2038 (3)	4,641	4,756
6.50% 2038 (3)	6,165	6,415
0%-6.50% 2010-2039 (3) (4)	39,929	40,928	8.76
Fannie Mae 0%-7.00% 2011-2039 (3) (4)	35,535	37,322	4.08
GlaxoSmithKline Capital Inc. 5.65% 2018	4,220	4,440	.48
Société Générale 5.75% 2016 (5)	3,060	2,807	.31
United Mexican States Government Global 6.05% 2040	1,000	975	.11
Other securities		137,154	15.02
		370,395	40.55

Other currencies - 2.54%
Other securities		US$ 23,170	2.54

Total bonds, notes & other debt instruments (cost: $857,591,000)		833,624	91.27

	Shares
Preferred stocks - 0.84%

U.S. dollars - 0.64%
Fannie Mae:
Series S, 8.25% noncumulative	7,550	6
Series O, 7.00% (4) (5)	1,750	2	.00
Freddie Mac, Series Z, 8.375%	8,200	4	.00
Other securities		5,842	.64
		5,854	.64

Other currencies - 0.20%
Other securities		1,806	.20

Total preferred stocks (cost: $12,171,000)		7,660	.84

Rights & warrants - 0.00%

U.S. dollars - 0.00%
Other securities		0	.00

Total rights & warrants (cost: $0)		0	.00

Short-term securities - 6.33%	Principal amount (000)

Calyon North America Inc. 0.93% due 2/27/2009	US$ 11,700	US$ 11,683	1.28
United Parcel Service Inc. 0.50% due 2/20/2009 (5)	9,500	9,497	1.04
Danske Corp. 0.55% due 1/6/2009 (5)	8,300	8,299	.91
Société Générale North America, Inc. 0.11% due 1/2/2009	8,000	8,000	.88
Hewlett-Packard Co. 0.40% due 3/4/2009 (5)	7,600	7,595	.83
Enterprise Funding Co. LLC 0.30% due 1/13/2009 (5)	5,000	5,000	.55
Siemens Capital Co. LLC 0.65% due 1/7/2009 (5)	4,400	4,399	.48
Other securities		3,300	.36

Total short-term securities (cost: $57,768,000)		57,773	6.33

Total investment securities (cost: $927,530,000)		899,057	98.44
Other assets less liabilities		14,261	1.56

Net assets		US$ 913,318	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $58,025,000, which represented 6.35% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities,"  was $75,638,000, which represented 8.28% of the net assets of the fund.

See Notes to Financial Statements

High Income Bond Fund

Summary investment portfolio, December 31, 2008

Largest Holdings (by issuer)	Percent of net assets

Edison International	2.13%
Charter Communications	1.64
Nielsen Co.	1.39
American Tower	1.34
Bank of America	1.29
Texas Competitive Electric	1.26
Ford Motor	1.09
Sprint Nextel	1.09
Centennial Cellular	1.06
Delta Air Lines	.94

Bonds, notes & other debt instruments - 64.16%	Principal amount (000)	Value (000)	Percent of net assets

Consumer discretionary - 14.46%
Charter Communications Operating, LLC, Term Loan B:
!5.47% 2014 (1) (2) (3)	$5,643	$4,178
!8.50% 2014 (1) (2) (3)	2,729	2,166
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%-10.875% 2012-2014 (4)	8,725	6,983
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,908	3,752
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	5,515	993
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	1,167	543	1.64
CSC Holdings, Inc., Series B, 8.125% 2009	5,650	5,636	.49
CanWest Media Inc., Series B, 8.00% 2012	9,376	4,172	.37
Ford Motor Co.:
!6.50%-8.875% 2018-2022	3,520	796
!Term Loan B, 5.00% 2013 (1) (2) (3)	1,729	709
FCE Bank PLC 7.125% 2013	€1,000	718
Ford Capital BV 9.50% 2010	$200	88	.20
Other securities		133,750	11.76
		164,484	14.46

Telecommunication services - 8.63%
American Tower Corp.:
!7.125% 2012	6,740	6,673
!7.50% 2012	1,925	1,906
!7.00% 2017 (4) (5)	6,850	6,576	1.33
Sprint Nextel Corp. 6.00% 2016	7,000	4,942
Nextel Communications, Inc. 5.95%-7.375% 2013-2015	9,255	3,895
Sprint Capital Corp. 6.90%-8.75% 2019-2032	4,795	3,352	1.07
Centennial Communications Corp.:
!10.00% 2013	3,750	3,900
!9.633% 2013 (1)	2,950	2,876
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp. 8.125% 2014 (1)	3,450	3,519
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,695	1,720	1.06
MetroPCS Wireless, Inc. 9.25% 2014	9,175	8,258	.73
Cricket Communications, Inc. 9.375% 2014	8,105	7,335	.64
Qwest Capital Funding, Inc. 7.25% 2011	6,275	5,302	.47
AT&T Inc. 6.40%-6.70% 2013-2038	4,750	5,084	.45
Other securities		32,782	2.88
		98,120	8.63

Industrials - 8.43%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	10,375	8,352
!0%/12.50% 2016 (6)	15,715	5,775
Nielsen Finance LLC, Term Loan B, 4.388% 2013 (1) (2) (3)	2,483	1,688	1.39
Other securities		80,025	7.04
		95,840	8.43

Utilities - 6.31%
Edison Mission Energy:
!7.00% 2017	7,525	6,584
!7.20% 2019	5,725	4,723
!7.50% 2013	4,700	4,324
!7.625%-7.75% 2016-2027	6,125	5,031
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	3,777	3,607	2.13
Texas Competitive Electric Holdings Co. LLC:
!Series B, 10.50% 2015 (4)	8,665	6,195
!Term Loan B2, 5.368% 2014 (1) (2) (3)	2,128	1,481
!10.50% 2015 (4)	7,665	5,480
!11.25% 2016 (4) (7)	2,250	1,136	1.26
Intergen Power 9.00% 2017 (4)	9,775	8,064	.71
NRG Energy, Inc. 7.375% 2016	4,775	4,453	.39
Other securities		20,695	1.82
		71,773	6.31

Financials - 6.04%
Countrywide Financial Corp.:
!Series B, 5.80% 2012	7,592	7,405
!2.946%-4.50% 2010-2012 (1)	4,255	3,711
Countrywide Home Loans, Inc., Series K, 5.625% 2009	1,775	1,767	1.13
Ford Motor Credit Co. 3.225%-9.875% 2009-2012 (1) (4)	11,770	9,333	.82
Citigroup Capital XXI 8.30% 2077 (1)	5,625	4,348	.38
JPMorgan Chase Bank NA 6.00% 2017	1,500	1,516	.13
Other securities		40,676	3.58
		68,756	6.04

Health care - 4.71%
HealthSouth Corp. 10.75% 2016	8,005	7,385	.65
Bausch & Lomb Inc. 9.875% 2015 (4)	9,780	7,384	.65
HCA Inc., Term Loan B, 3.709% 2013 (1) (2) (3)	6,529	5,154	.45
Tenet Healthcare Corp. 9.875% 2014	5,100	4,131	.36
VWR Funding, Inc. 10.25% 2015 (1) (7)	6,210	3,943	.35
Other securities		25,595	2.25
		53,592	4.71

Information technology - 4.65%
SunGard Data Systems Inc. 9.125% 2013	6,984	6,076	.54
First Data Corp., Term Loan B2, 3.211% 2014 (1) (2) (3)	7,900	5,111	.45
Hughes Communications, Inc. 9.50% 2014	6,150	5,028	.44
Electronic Data Systems Corp., Series B, 6.00% 2013 (1)	1,000	1,037	.09
Other securities		35,652	3.13
		52,904	4.65

Materials - 3.34%
Nalco Co. 7.75% 2011	4,340	4,188	.37
Other securities		33,837	2.97
		38,025	3.34

Energy - 2.95%
Enterprise Products Operating LP 7.034% 2068 (1)	8,780	4,132	.36
Other securities		29,422	2.59
		33,554	2.95

Consumer staples - 2.62%
Stater Bros. Holdings Inc. 8.125% 2012	5,175	4,709	.41
Constellation Brands, Inc. 7.25% 2017	4,770	4,531	.40
Other securities		20,566	1.81
		29,806	2.62

Mortgage-backed obligations (2) - 1.31%
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036 (4) (5)	5,970	3,940	.35
Other securities		10,965	.96
		14,905	1.31

Other - 0.71%
Other securities		8,079	.71

Total bonds, notes & other debt instruments (cost: $1,133,086,000)		729,838	64.16

Convertible securities - 0.72%

Other - 0.52%
Other securities		5,930	.52

Miscellaneous - 0.20%
Other convertible securities in initial period of acquisition		2,259	.20

Total convertible securities (cost: $9,861,000)		8,189	.72

Preferred stocks - 1.01%	Shares

Financials - 1.01%
Bank of America Corp.:
!Series M, 8.125% noncumulative (1)	1,500,000	$1,124
!Series K, 8.00% noncumulative (1)	1,000,000	720	.16
JPMorgan Chase & Co., Series I, 7.90% (1)	1,000,000	834	.07
Fannie Mae, Series O, 7.00% (1) (4)	86,522	89	.01
Other securities		8,774	.77

Total preferred stocks (cost: $26,364,000)		11,541	1.01

Common stocks - 1.16%

Industrials - 0.96%
DigitalGlobe Inc. (5) (8) (9)	3,677,578	$9,194	.81
Other securities		1,728	.15
		10,922	.96

Other - 0.20%
Ford Motor Co. (8)	342,877	785	.07
Sprint Nextel Corp., Series 1 (8)	127,382	233	.02
American Tower Corp., Class A (8)	3,522	103	.01
Other securities		1,140	.10
		2,261	.20

Total common stocks (cost: $15,405,000)		13,183	1.16

Rights & warrants - 0.00%

Other - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $208,000)		-	.00

Short-term securities - 30.41%	Principal amount (000)

Federal Home Loan Bank 0.10%-2.40% due 1/14-4/24/2009	$62,100	$62,071	5.46
Fannie Mae 0.12%-0.50% due 2/3-5/20/2009	60,400	60,332	5.30
International Bank for Reconstruction and Development 0.22%-1.65% due 1/6-3/16/2009	45,500	45,480	4.00
Illinois Tool Works Inc. 0.94%-1.85% due 1/7-3/16/2009 (4)	28,500	28,489	2.50
Hewlett-Packard Co. 0.29%-1.10% due 1/6-1/30/2009 (4)	26,600	26,594	2.34
AT&T Inc. 0.20%-0.85% due 1/30-2/11/2009 (4)	25,800	25,790	2.27
Procter & Gamble International Funding S.C.A. 0.45% due 4/2/2009 (4)	19,600	19,587	1.72
John Deere Capital Corp. 2.45% due 1/7/2009 (4)	17,400	17,395	1.53
Merck & Co. Inc. 0.80% due 1/26/2009	15,600	15,591	1.37
Jupiter Securitization Co., LLC 0.45% due 1/26/2009 (4)	12,347	12,343	1.08
Honeywell International Inc. 0.60% due 3/18/2009 (4)	9,900	9,892	.87
Walgreen & Co. 0.25% due 1/27/2009 (4)	6,500	6,499	.57
Medtronic Inc. 1.15% due 1/9/2009 (4)	6,100	6,097	.54
Walt Disney Co. 1.70% due 1/26/2009	4,800	4,795	.42
Emerson Electric Co. 0.40% due 3/30/2009 (4)	4,300	4,297	.38
Other securities		699	.06

Total short-term securities (cost: $345,910,000)		345,951	30.41

Total investment securities (cost: $1,530,834,000)		1,108,702	97.46
Other assets less liabilities		28,900	2.54

Net assets		$1,137,602	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $50,362,000, which represented 4.43% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $294,316,000, which represented 25.87% of the net assets of the fund.

(5) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $46,455,000, which represented 4.08% of the net assets of the fund.

(6) Step bond; coupon rate will increase at a later date.
(7) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(8) Security did not produce income during the last 12 months.
(9) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/14/1999-7/31/2003 at a cost of $3,000,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $11,939,000, which represented 1.05% of the net assets of the fund.

Key to symbol
€ = Euros

See Notes to Financial Statements

U.S. Government / AAA-Rated Securities Fund

Summary investment portfolio, December 31, 2008

Bonds, notes & other debt instruments - 95.42%	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations - 59.68%
Federal agency mortgage-backed obligations (1) - 56.00%
Freddie Mac:
4.50% 2023	$10,125	$10,374
5.50% 2023	29,838	30,809
6.00% 2027	11,690	12,086
5.875% 2036 (2)	14,341	14,722
5.00% 2038	14,085	14,376
5.50% 2038	22,385	22,938
5.50% 2038	11,857	12,150
6.00% 2038	20,577	21,224
6.00% 2038	12,468	12,874
6.50% 2038	16,664	17,340
0%-11.00% 2015-2039 (2)	202,258	207,498	21.53%
Fannie Mae:
5.50% 2024	10,000	10,302
5.50% 2033	14,349	14,765
4.50% 2035	10,270	10,428
5.50% 2035	11,060	11,368
6.00% 2038	10,625	10,970
6.50% 2039	31,375	32,606
0%-12.049% 2012-2047 (2) (3)	214,917	221,093	17.82
Government National Mortgage Assn.:
5.00% 2038	33,950	34,787
5.50% 2038	20,970	21,613
6.00% 2038	39,672	40,905
6.00% 2038	24,454	25,281
6.00% 2038	24,192	25,011
6.50% 2038	21,607	22,538
6.50% 2038	11,000	11,477
6.50% 2038	10,353	10,799
6.50% 2039	16,500	17,168
5.50%-9.50% 2009-2058 (3)	78,868	81,484	16.65
		978,986	56.00

Commercial mortgage-backed securities (1) - 2.20%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,131	.12
Other securities		36,416	2.08
		38,547	2.20

Collateralized mortgage-backed obligations (privately originated) - 1.48%
Other securities		25,824	1.48

Total mortgage-backed obligations		1,043,357	59.68

U.S. Treasury bonds & notes - 26.59%
U.S. Treasury:
1.125% 2011	29,250	29,380
0.625% 2013 (3) (4)	11,018	10,587
3.125% 2013	54,175	58,429
3.375% 2013	12,000	13,110
3.625% 2013	10,000	10,993
4.25% 2015	10,000	11,617
11.25% 2015	13,000	19,751
5.125% 2016	19,975	24,193
7.25% 2016	13,000	17,412
7.50% 2016	12,750	17,410
4.625% 2017	39,250	46,433
8.875% 2017	28,190	41,975
8.125% 2019	12,195	18,030
8.50% 2020	11,350	17,298
7.875% 2021	13,250	19,700
8.125% 2021	12,000	18,216
7.125% 2023	11,500	16,697
4.50% 2036	20,600	27,388
0%-9.875% 2010-2030 (3) (4)	42,151	46,330	26.59
		464,949	26.59

Federal agency bonds & notes - 6.11%
Federal Home Loan Bank:
5.375% 2016	13,250	15,004
2.50%-5.375% 2009-2018	12,350	13,048	1.61
Fannie Mae 3.625%-6.125% 2011-2017	19,580	21,701	1.24
Freddie Mac 2.875%-5.50% 2010-2016	8,000	8,913	.51
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	2,750	2,864	.16
Other securities		45,282	2.59
		106,812	6.11

Asset-backed obligations - 2.88%
Other securities		50,401	2.88

Other - 0.16%
Other securities		2,862	.16

Total bonds, notes & other debt instruments (cost: $1,622,264,000)		1,668,381	95.42

Short-term securities - 8.13%
AT&T Inc. 0.50% due 2/25/2009 (5)	$23,400	$23,392	1.34%
Hewlett-Packard Co. 0.90% due 1/5/2009 (5)	23,200	23,197	1.33
Enterprise Funding Co. LLC 0.30% due 1/6/2009 (5)	13,900	13,899
Ranger Funding Co. LLC 0.30% due 1/9/2009 (5)	8,922	8,921	1.30
Merck & Co. Inc. 0.80% due 1/26/2009	20,000	19,988	1.14
Emerson Electric Co. 0.60% due 2/2/2009 (5)	15,000	14,992	.86
HSBC Finance Corp. 0.05% due 1/2/2009	13,800	13,800	.79
Other securities		23,991	1.37

Total short-term securities (cost: $142,169,000)		142,180	8.13

Total investment securities (cost: $1,764,433,000)		1,810,561	103.55
Other assets less liabilities		(62,077)	(3.55)

Net assets		$1,748,484	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $35,287,000, which represented 2.02% of the net assets of the fund.

(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $143,916,000, which represented 8.23% of the net assets of the fund.

See Notes to Financial Statements

Cash Management Fund

Investment portfolio, December 31, 2008

Short-term securities - 100.78%	Principal amount (000)	Market value (000)	Percent of net assets

Federal agency discount notes - 51.46%
Fannie Mae 0.12%-1.00% due 1/7-2/23/2009	191,597	$191,540	15.89%
Federal Home Loan Bank 0.20%-2.40% due 1/9-3/3/2009	190,036	189,965	15.75
Freddie Mac 0.17%-2.35% due 1/7-3/9/2009	186,719	186,623	15.48
International Bank for Reconstruction and Development 0.25%-2.10% due 1/12-3/16/2009	52,400	52,383	4.34
		620,511	51.46

Corporate short-term notes - 49.32%
Hewlett-Packard Co. 0.10%-0.90% due 1/5-2/3/2009 (1)	54,100	54,092	4.49
Eli Lilly and Co. 1.40% due 1/21/2009 (1)	36,500	36,475	3.02
General Dynamics Corp. 0.15% due 1/15/2009 (1)	31,000	30,998	2.57
Siemens Capital Co. LLC 0.20%-0.72% due 1/6-1/15/2009 (1)	30,351	30,348	2.52
Harvard University 1.50% due 1/2/2009	30,000	29,997	2.49
Kfw 0.94% due 1/15/2009 (1)	30,000	29,988	2.49
Johnson & Johnson 0.55% due 2/5/2009 (1)	30,000	29,972	2.48
AT&T Inc. 0.85% due 2/11/2009 (1)	28,500	28,473	2.36
Bank of Nova Scotia 0.64% due 2/17/2009	28,000	27,951	2.32
Merck & Co. Inc. 1.15%-1.50% due 1/5-1/12/2009	26,000	25,993	2.15
Abbott Laboratories 1.00% due 1/9/2009 (1)	25,000	24,994	2.07
Denmark (Kingdom of) 0.88% due 2/6/2009	25,000	24,977	2.07
Estée Lauder Companies Inc. 1.25%-1.30% due 1/12-1/20/2009 (1)	25,000	24,972	2.07
Total Capital Canada Ltd. 0.65% due 2/17/2009 (1)	25,000	24,956	2.07
Chevron Funding Corp. 0.25% due 2/4/2009	20,000	19,995	1.66
Nokia Corp. 2.00% due 1/13/2009 (1)	20,000	19,986	1.66
Jupiter Securitization Co., LLC 1.40% due 1/21/2009 (1)	20,000	19,972	1.66
Private Export Funding Corp. 2.00% due 1/6/2009 (1)	18,400	18,394	1.52
BASF AG 1.76%-2.48% due 1/2-1/9/2009 (1)	17,021	17,017	1.41
Statoil ASA 1.35%-2.30% due 1/8-1/16/2009 (1)	16,900	16,891	1.40
Old Line Funding, LLC 0.30% due 1/26/2009 (1)	15,317	15,314	1.27
Unilever Capital Corp. 0.90%-1.05% due 2/9/2009 (1)	13,500	13,470	1.12
Calyon North America Inc. 0.97% due 1/12/2009	10,500	10,497	.87
Pfizer Inc 1.05% due 2/3/2009 (1)	10,000	9,989	.83
Procter & Gamble International Funding S.C.A. 1.85% due 1/5/2009 (1)	3,700	3,699
Procter & Gamble Co. 1.60% due 1/12/2009 (1)	1,800	1,799	.46
Enterprise Funding Co. LLC 1.45% due 1/7/2009 (1)	2,500	2,499	.21
Microsoft Corp. 0.30% due 1/5/2009 (1)	1,000	1,000	.08
		594,708	49.32

Total investment securities (cost: $1,215,210,000)		1,215,219	100.78
Other assets less liabilities		(9,369)	(0.78)

Net assets		$1,205,850	100.00%

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $455,298,000, which represented 37.76% of the net assets of the fund.

See Notes to Financial Statements

Financial Statements

Statement of assets and liabilities
at December 31, 2008
	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Assets:

Investment securities, at value:
Unaffiliated issuers	$148,219	$3,842,833	$1,946,987	$17,371,382	$6,770,089	$1,290,154	$2,816,021	$1,621,606
Affiliated issuers	-	15,735	92,846	786,353	-	-	-	6,635
Cash denominated in currencies other than U.S. dollars	-	-	2,245	-	-	311	-	46
Cash	869	175	65	151	97	107	85	191
Unrealized gain on forward currency contracts	-	-	-	-	-	20	-	-
Receivables for:
Sales of investments	-	1,783	5,224	25,419	9,950	204	289	12,324
Sales of fund's shares	24	11,170	10,456	164,138	38,900	1,622	1,113	691
Dividends and interest	226	7,302	2,769	27,794	17,796	6,176	7,629	5,216
Other assets	-	-	587	-	-	-	-	-
	149,338	3,878,998	2,061,179	18,375,237	6,836,832	1,298,594	2,825,137	1,646,709
Liabilities:
Unrealized loss on forward currency contracts	-	-	-	-	-	-	-	-
Payables for:
Purchases of investments	-	1,262	5,396	11,752	4,796	3	928	21,543
Repurchases of fund's shares	40	2,060	467	6,620	3,594	489	511	173
Investment advisory services	64	1,549	1,088	4,463	2,499	754	907	729
Distribution services	27	650	350	2,729	994	214	532	310
Trustees' deferred compensation	1	50	30	616	266	11	31	5
Other	2	30	29	26	2,650	29	1	12
	134	5,601	7,360	26,206	14,799	1,500	2,910	22,772
Net assets at December 31, 2008 (total: $72,925,308)	$149,204	$3,873,397	$2,053,819	$18,349,031	$6,822,033	$1,297,094	$2,822,227	$1,623,937
Investment securities, at cost:
Unaffiliated issuers	$227,815	$4,857,851	$2,955,529	$23,062,615	$8,883,973	$1,579,835	$3,642,517	$2,328,239
Affiliated issuers	$-	$102,458	$274,649	$1,666,073	$-	$-	$-	$15,205
Cash denominated in currencies other than U.S. dollars, at cost	$-	$-	$2,245	$-	$-	$311	$-	$46

Net assets consist of:
Capital paid in on shares of beneficial interest	$237,970	$5,352,508	$3,486,912	$26,682,934	$9,230,608	$1,683,215	$4,021,561	$2,660,267
Undistributed (distributions in excess of) net investment income	552	13,764	(21,213)	44,711	17,082	67	14,491	7,532
(Accumulated) undistributed net realized (loss) gain	(9,722)	(391,162)	(221,539)	(1,807,687)	(311,912)	(96,309)	(387,329)	(328,559)
Net unrealized (depreciation) appreciation	(79,596)	(1,101,713)	(1,190,341)	(6,570,927)	(2,113,745)	(289,879)	(826,496)	(715,303)
Net assets at December 31, 2008	$149,204	$3,873,397	$2,053,819	$18,349,031	$6,822,033	$1,297,094	$2,822,227	$1,623,937

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $18,686,287)	$18,104	$675,318	$306,125	$4,768,325	$1,864,506	$253,412	$220,170	$95,384
Shares outstanding	2,429	48,390	27,387	142,304	152,517	18,681	33,021	14,278
Net asset value per share	$7.45	$13.96	$11.18	$33.51	$12.22	$13.57	$6.67	$6.68
Class 2:
Net assets (total: $53,662,238)	$131,100	$3,198,079	$1,747,694	$13,383,018	$4,900,816	$1,043,682	$2,602,057	$1,528,553
Shares outstanding	17,656	230,399	158,459	402,274	402,074	77,475	392,921	229,185
Net asset value per share	$7.43	$13.88	$11.03	$33.27	$12.19	$13.47	$6.62	$6.67
Class 3:
Net assets (total: $576,783)	-	-	-	$197,688	$56,711	-	-	-
Shares outstanding	-	-	-	5,894	4,636	-	-	-
Net asset value per share	-	-	-	$33.54	$12.23	-	-	-

(*) Amount less than one thousand.

See Notes to Financial Statements

Statement of assets and liabilities
at December 31, 2008						(dollars and shares in thousands, except per-share amounts)
	Growth-Income Fund	International Growth and Income Fund		Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund		Cash Management Fund
Assets:

Investment securities, at value:
Unaffiliated issuers	$18,174,122	$14,500		$7,071,437	$5,747,459	$899,057	$1,108,702	$1,810,561		$1,215,219
Affiliated issuers	-	-		-	-	-	-	-		-
Cash denominated in currencies other than U.S. dollars	-	-		-	-	-	42	-		-
Cash	110	915		1,201	9,017	152	2,511	120		232
Unrealized gain on forward currency contracts	-	-		-	3,756	4,151	-	-		-
Receivables for:
Sales of investments	30,790	-		12	2,391	7	711	6,317		-
Sales of fund's shares	72,470	410		9,908	7,426	1,123	6,254	2,754		13
Dividends and interest	31,601	15		33,719	72,448	14,326	21,823	11,665		-
Other assets	-	-		-	-	-	19	-		-
	18,309,093	15,840		7,116,277	5,842,497	918,816	1,140,062	1,831,417		1,215,464
Liabilities:
Unrealized loss on forward currency contracts	-	-		1,120	12,254	2,428	84	-		-
Payables for:
Purchases of investments	8,374	3		2,407	195,584	1,822	509	81,474		-
Repurchases of fund's shares	8,541	-	*	3,626	109,906	686	812	620		9,066
Investment advisory services	3,814	7		1,682	1,620	387	394	529		297
Distribution services	2,704	1		1,002	716	166	160	260		226
Trustees' deferred compensation	693	-		166	43	1	62	50		25
Other	29	-	*	10	93	8	439	-	*	-
	24,155	11		10,013	320,216	5,498	2,460	82,933		9,614
Net assets at December 31, 2008 (total: $72,925,308)	$18,284,938	$15,829		$7,106,264	$5,522,281	$913,318	$1,137,602	$1,748,484		$1,205,850
Investment securities, at cost:
Unaffiliated issuers	$23,422,439	$13,419		$8,510,902	$6,547,464	$927,530	$1,530,834	$1,764,433		$1,215,210
Affiliated issuers	$-	$-		$-	$-	$-	$-	$-		$-
Cash denominated in currencies other than U.S. dollars, at cost	$-	$-		$-	$-	$-	$42	$-		$-

Net assets consist of:
Capital paid in on shares of beneficial interest	$25,087,033	$14,694		$8,989,269	$6,456,729	$945,135	$1,742,474	$1,674,422		$1,203,906
Undistributed (distributions in excess of) net investment income	77,379	54		40,422	25,297	1,276	16,493	10,612		1,902
(Accumulated) undistributed net realized (loss) gain	(1,631,055)	-	*	(482,791)	(151,035)	(6,063)	(199,143)	17,322		33
Net unrealized (depreciation) appreciation	(5,248,419)	1,081		(1,440,636)	(808,710)	(27,030)	(422,222)	46,128		9
Net assets at December 31, 2008	$18,284,938	$15,829		$7,106,264	$5,522,281	$913,318	$1,137,602	$1,748,484		$1,205,850

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $18,686,287)	$5,033,487	$11,821		$2,242,890	$2,090,577	$111,452	$339,875	$496,537		$158,304
Shares outstanding	207,598	1,083		184,463	221,337	10,434	42,199	40,399		13,834
Net asset value per share	$24.25	$10.92		$12.16	$9.45	$10.68	$8.05	$12.29		$11.44
Class 2:
Net assets (total: $53,662,238)	$13,046,429	$4,008		$4,822,353	$3,431,704	$801,866	$779,605	$1,218,952		$1,022,322
Shares outstanding	541,069	367		399,099	366,769	75,250	97,601	99,917		89,827
Net asset value per share	$24.11	$10.92		$12.08	$9.36	$10.66	$7.99	$12.20		$11.38
Class 3:
Net assets (total: $576,783)	$205,022	-		$41,021	-	-	$18,122	$32,995		$25,224
Shares outstanding	8,449	-		3,372	-	-	2,246	2,683		2,206
Net asset value per share	$24.27	-		$12.17	-	-	$8.07	$12.30		$11.44

(*) Amount less than one thousand.

See Notes to Financial Statements

Statements of operations
for the year ended December 31, 2008

	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes) (1) (2):
Dividends	$3,671		$123,241	$42,832	$338,781	$248,460	$34,690	$94,736	$57,132
Interest	561		25,816	11,059	51,750	25,689	18,950	6,968	16,748
	4,232		149,057	53,891	390,531	274,149	53,640	101,704	73,880
Fees and expenses (3) :
Investment advisory services	1,310		27,394	23,424	83,525	46,787	13,849	15,618	12,322
Distribution services - Class 2	497		11,068	7,400	50,119	18,374	3,916	8,736	4,993
Distribution services - Class 3	-		-	-	588	166	-	-	-
Transfer agent services	-	(4)	3	2	18	7	1	3	2
Reports to shareholders	6		179	115	900	287	55	112	63
Registration statement and prospectus	2		57	39	293	107	20	42	22
Postage, stationery and supplies	2		76	51	389	110	21	42	24
Trustees' compensation	1		17	13	(114)	(63)	10	14	15
Auditing and legal	5		54	26	149	69	28	22	12
Custodian	30		748	796	601	2,323	790	20	308
State and local taxes	3		60	42	304	113	22	43	23
Other	4		41	47	48	62	41	7	36
Total fees and expenses before waiver	1,860		39,697	31,955	136,820	68,342	18,753	24,659	17,820
Less waiver of fees and expenses:
Investment advisory services	131		2,739	2,342	8,352	4,679	1,385	1,562	1,232
Total fees and expenses after waiver	1,729		36,958	29,613	128,468	63,663	17,368	23,097	16,588
Net investment income	2,503		112,099	24,278	262,063	210,486	36,272	78,607	57,292

Net realized (loss) gain and unrealized
(depreciation) appreciation on investments
and currency:
Net realized (loss) gain on:
Investments (2)	(9,722)		(389,204)	(216,059)	(1,804,897)	(311,421)	(97,039)	(385,264)	(328,790)
Currency transactions	(127)		(4,252)	(3,435)	(105)	(13,761)	(3,526)	-	(906)
	(9,849)		(393,456)	(219,494)	(1,805,002)	(325,182)	(100,565)	(385,264)	(329,696)
Net unrealized (depreciation) appreciation on:
Investments	(118,827)		(2,144,127)	(2,107,697)	(12,402,196)	(4,851,466)	(896,844)	(1,311,260)	(807,481)
Currency translations	2		34	(23)	(181)	(460)	(233)	-	(126)
	(118,825)		(2,144,093)	(2,107,720)	(12,402,377)	(4,851,926)	(897,077)	(1,311,260)	(807,607)
Net realized (loss) gain and
unrealized (depreciation) appreciation
on investments and currency	(128,674)		(2,537,549)	(2,327,214)	(14,207,379)	(5,177,108)	(997,642)	(1,696,524)	(1,137,303)
Net (decrease) increase in net assets resulting
from operations	$(126,171)		$(2,425,450)	$(2,302,936)	$(13,945,316)	$(4,966,622)	$(961,370)	$(1,617,917)	$(1,080,011)

								(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund (5)		Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
Investment income:
Income (net of non-U.S. taxes) (1) (2):
Dividends	$487,208	$18		$117,661	$5,676	$32	$1,154	$-	$-
Interest	69,071	7		159,939	337,391	37,225	109,475	54,893	19,747
	556,279	25		277,600	343,067	37,257	110,629	54,893	19,747
Fees and expenses (3) :
Investment advisory services		10		26,361	21,584	4,382	6,092	5,079	2,746
Distribution services - Class 2		1		15,852	10,134	1,743	2,327	2,141	1,762
Distribution services - Class 3		-		105	-	-	43	55	42
Transfer agent services		-		6	3	1	1	1	1
Reports to shareholders		-	(4)	258	185	23	34	32	23
Registration statement and prospectus		-	(4)	93	57	6	14	11	8
Postage, stationery and supplies		-	(4)	96	75	8	12	10	7
Trustees' compensation		-	(4)	(20)	20	5	(23)	(19)	(8)
Auditing and legal	147	-	(4)	59	41	6	8	12	9
Custodian	618	-	(4)	119	220	114	11	3	2
State and local taxes		-		96	58	6	14	10	8
Other	60	-	(4)	21	14	7	8	2	1
Total fees and expenses before waiver		11		43,046	32,391	6,301	8,541	7,337	4,601
Less waiver of fees and expenses:
Investment advisory services		1		2,636	2,158	438	609	508	275
Total fees and expenses after waiver		10		40,410	30,233	5,863	7,932	6,829	4,326
Net investment income		15		237,190	312,834	31,394	102,697	48,064	15,421

Net realized (loss) gain and unrealized
(depreciation) appreciation on investments
and currency:
Net realized (loss) gain on:
Investments (2)	(1,610,102)	-	(4)	(480,328)	(151,292)	(11,813)	(70,109)	24,592	52
Currency transactions		48		904	5,094	16,815	174	-	-
	(1,610,536)	48		(479,424)	(146,198)	5,002	(69,935)	24,592	52
Net unrealized (depreciation) appreciation on:
Investments	(9,905,989)	1,081		(2,649,168)	(726,337)	(32,918)	(374,803)	33,068	30
Currency translations		-	(4)	(1,139)	(8,866)	1,630	(118)	-	-
	(9,906,142)	1,081		(2,650,307)	(735,203)	(31,288)	(374,921)	33,068	30
Net realized (loss) gain and
unrealized (depreciation) appreciation
on investments and currency		1,129		(3,129,731)	(881,401)	(26,286)	(444,856)	57,660	82
Net (decrease) increase in net assets resulting
from operations	$(11,069,200)	$1,144		$(2,892,541)	$(568,567)	$5,108	$(342,159)	$105,724	$15,503

(1) Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
(2) Additional information related to affiliated transactions is included in the Notes to Financial Statements.
(3) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(4) Amount less than one thousand.
(5) For the period November 18, 2008, commencement of operations, through December 31, 2008.

See Notes to Financial Statements

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007
Operations:
Net investment income	$2,503	$2,289	$112,099	$93,582	$24,278	$8,474	$262,063	$230,097	$210,486	$163,553
Net realized (loss) gain on investments and
currency transactions	(9,849)	22,831	(393,456)	441,598	(219,494)	509,642	(1,805,002)	2,962,852	(325,182)	1,313,255
Net unrealized (depreciation) appreciation
on investments and currency translations	(118,825)	9,005	(2,144,093)	141,822	(2,107,720)	162,605	(12,402,377)	146,972	(4,851,926)	363,568
Net (decrease) increase in net assets
resulting from operations	(126,171)	34,125	(2,425,450)	677,002	(2,302,936)	680,721	(13,945,316)	3,339,921	(4,966,622)	1,840,376

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(277)	(377)	(18,705)	(15,248)	-	(9,957)	(74,161)	(50,378)	(57,453)	(27,717)
Class 2	(1,515)	(2,059)	(80,484)	(129,196)	-	(106,466)	(161,761)	(192,512)	(135,888)	(135,569)
Class 3	-	-	-	-	-	-	(2,621)	(3,515)	(1,652)	(1,795)
Total dividends from net investment income	(1,792)	(2,436)	(99,189)	(144,444)	-	(116,423)	(238,543)	(246,405)	(194,993)	(165,081)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(365)	(1,013)	(8,688)	(1,007)	(7,339)	(5,130)	(78,011)	(23,434)	(35,879)	(13,679)
Class 2	(2,739)	(6,707)	(48,505)	(13,287)	(63,935)	(65,805)	(249,962)	(113,371)	(106,959)	(67,770)
Class 3	-	-	-	-	-	-	(4,124)	(2,111)	(1,383)	(991)
Long-term net realized gains:
Class 1	(358)	(1,382)	(58,847)	(13,121)	(40,224)	(15,875)	(618,631)	(310,646)	(290,130)	(67,908)
Class 2	(2,684)	(9,278)	(328,542)	(173,088)	(350,423)	(203,660)	(1,982,221)	(1,502,851)	(864,914)	(336,431)
Class 3	-	-	-	-	-	-	(32,706)	(27,987)	(11,178)	(4,920)
Total distributions from net realized gain on investments	(6,146)	(18,380)	(444,582)	(200,503)	(461,921)	(290,470)	(2,965,655)	(1,980,400)	(1,310,443)	(491,699)
Total dividends and distributions paid to shareholders	(7,938)	(20,816)	(543,771)	(344,947)	(461,921)	(406,893)	(3,204,198)	(2,226,805)	(1,505,436)	(656,780)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-	-	-
Proceeds from shares sold	2,400	6,060	621,804	399,261	319,417	126,470	3,762,573	2,309,420	1,737,223	10,273
Proceeds from reinvestment of dividends and distributions	1,000	2,772	86,240	29,376	47,563	30,962	770,803	384,458	383,462	109,304
Cost of shares repurchased	(4,466)	(4,255)	(250,373)	(43,793)	(119,721)	(54,125)	(744,896)	(1,277,505)	(378,505)	(261,901)
Net (decrease) increase from Class 1 transactions	(1,066)	4,577	457,671	384,844	247,259	103,307	3,788,480	1,416,373	1,742,180	(142,324)
Class 2:
Proceeds from shares sold	34,335	71,657	461,271	675,865	305,775	650,430	1,909,204	2,390,962	816,329	1,410,185
Proceeds from reinvestment of dividends and distributions	6,938	18,044	457,531	315,571	414,358	375,931	2,393,944	1,808,734	1,107,761	539,770
Cost of shares repurchased	(31,698)	(11,522)	(397,952)	(137,454)	(492,404)	(234,256)	(3,409,648)	(2,925,475)	(1,916,909)	(457,606)
Net increase (decrease) from Class 2 transactions	9,575	78,179	520,850	853,982	227,729	792,105	893,500	1,274,221	7,181	1,492,349
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	2,203	4,170	676	3,053
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	39,451	33,613	14,213	7,706
Cost of shares repurchased	-	-	-	-	-	-	(60,450)	(82,589)	(20,357)	(22,414)
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(18,796)	(44,806)	(5,468)	(11,655)
Net increase in net assets resulting from
capital share transactions	8,509	82,756	978,521	1,238,826	474,988	895,412	4,663,184	2,645,788	1,743,893	1,338,370

Total (decrease) increase in net assets	(125,600)	96,065	(1,990,700)	1,570,881	(2,289,869)	1,169,240	(12,486,330)	3,758,904	(4,728,165)	2,521,966

Net assets:
Beginning of period	274,804	178,739	5,864,097	4,293,216	4,343,688	3,174,448	30,835,361	27,076,457	11,550,198	9,028,232
End of period	$149,204	$274,804	$3,873,397	$5,864,097	$2,053,819	$4,343,688	$18,349,031	$30,835,361	$6,822,033	$11,550,198

Undistributed (distributions in excess of) net investment income	$552	$(12)	$13,764	$3,943	$(21,213)	$(59,598)	$44,711	$21,694	$17,082	$15,527

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-	-	-
Shares sold	239	423	28,686	15,922	17,356	4,520	67,645	33,820	83,834	415
Shares issued on reinvestment of dividends and distributions	95	202	4,469	1,195	2,210	1,132	14,290	5,708	21,402	4,615
Shares repurchased	(400)	(304)	(11,957)	(1,788)	(5,755)	(1,999)	(14,771)	(18,697)	(21,555)	(11,093)
Net (decrease) increase in shares outstanding	(66)	321	21,198	15,329	13,811	3,653	67,164	20,831	83,681	(6,063)
Class 2:
Shares sold	2,929	5,027	22,272	27,538	16,749	23,682	38,460	35,619	41,995	59,148
Shares issued on reinvestment of dividends and distributions	643	1,325	23,454	12,903	19,490	13,858	44,065	27,058	61,328	22,881
Shares repurchased	(3,007)	(832)	(22,507)	(5,664)	(25,275)	(8,879)	(60,320)	(43,455)	(94,449)	(19,682)
Net increase (decrease) in shares outstanding	565	5,520	23,219	34,777	10,964	28,661	22,205	19,222	8,874	62,347
Class 3:
Shares sold	-	-	-	-	-	-	43	63	31	130
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	719	499	781	326
Shares repurchased	-	-	-	-	-	-	(1,199)	(1,224)	(1,155)	(951)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(437)	(662)	(343)	(495)

	New World Fund		Blue Chip Income and Growth Fund		Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Period ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Period ended December 31, 2008 (*)		Year ended December 31, 2008	Year ended December 31, 2007
Operations:
Net investment income	$36,272	$28,392	$78,607	$75,469	$57,292	$29,034	$447,478	$466,168	$15		$237,190	$211,683
Net realized (loss) gain on investments and
currency transactions	(100,565)	165,173	(385,264)	254,410	(329,696)	77,806	(1,610,536)	1,633,341	48		(479,424)	357,101
Net unrealized (depreciation) appreciation
on investments and currency translations	(897,077)	263,385	(1,311,260)	(250,926)	(807,607)	41,796	(9,906,142)	(740,365)	1,081		(2,650,307)	(75,392)
Net (decrease) increase in net assets
resulting from operations	(961,370)	456,950	(1,617,917)	78,953	(1,080,011)	148,636	(11,069,200)	1,359,144	1,144		(2,892,541)	493,392

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(6,036)	(6,659)	(6,456)	(4,468)	(2,936)	(1,370)	(132,802)	(99,611)	(8)		(75,328)	(42,539)
Class 2	(23,170)	(49,605)	(71,777)	(109,535)	(43,953)	(30,736)	(313,153)	(355,785)	(1)		(159,530)	(157,653)
Class 3	-	-	-	-	-	-	(5,210)	(6,561)	-		(1,396)	(1,590)
Total dividends from net investment income	(29,206)	(56,264)	(78,233)	(114,003)	(46,889)	(32,106)	(451,165)	(461,957)	(9)		(236,254)	(201,782)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(3,297)	(2,014)	(2,408)	(1,063)	(394)	(1,952)	(42,380)	(17,061)	-		(2,375)	(5,053)
Class 2	(19,413)	(19,962)	(32,987)	(28,489)	(9,569)	(47,286)	(130,677)	(69,728)	-		(7,163)	(28,051)
Class 3	-	-	-	-	-	-	(2,231)	(1,354)	-		(65)	(297)
Long-term net realized gains:
Class 1	(18,570)	(7,335)	(14,843)	(3,868)	(236)	(565)	(351,389)	(164,342)	-		(85,489)	(36,748)
Class 2	(109,350)	(72,698)	(203,359)	(103,659)	(5,742)	(14,077)	(1,083,493)	(671,641)	-		(257,869)	(204,006)
Class 3	-	-	-	-	-	-	(18,492)	(13,040)	-		(2,333)	(2,162)
Total distributions from net realized gain on investments	(150,630)	(102,009)	(253,597)	(137,079)	(15,941)	(63,880)	(1,628,662)	(937,166)	-		(355,294)	(276,317)
Total dividends and distributions paid to shareholders	(179,836)	(158,273)	(331,830)	(251,082)	(62,830)	(95,986)	(2,079,827)	(1,399,123)	(9)		(591,548)	(478,099)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-	10,000		-	-
Proceeds from shares sold	260,949	120,507	213,241	8,279	76,516	44,895	3,161,911	2,341,348	853		1,212,808	896,096
Proceeds from reinvestment of dividends and distributions	27,903	16,008	23,707	9,399	3,566	3,887	526,571	281,014	8		163,192	84,340
Cost of shares repurchased	(116,713)	(29,946)	(31,478)	(29,039)	(11,387)	(18,147)	(1,017,390)	(673,969)	-	†	(140,613)	(115,427)
Net (decrease) increase from Class 1 transactions	172,139	106,569	205,470	(11,361)	68,695	30,635	2,671,092	1,948,393	10,861		1,235,387	865,009
Class 2:
Proceeds from shares sold	230,183	374,113	295,696	462,760	680,989	1,224,641	1,083,314	2,013,524	3,832		330,159	717,517
Proceeds from reinvestment of dividends and distributions	151,933	142,265	308,123	241,683	59,264	92,099	1,527,323	1,097,154	1		424,562	389,710
Cost of shares repurchased	(251,926)	(86,420)	(454,222)	(200,407)	(118,283)	(6,505)	(3,077,453)	(2,602,486)	-	†	(698,531)	(193,263)
Net increase (decrease) from Class 2 transactions	130,190	429,958	149,597	504,036	621,970	1,310,235	(466,816)	508,192	3,833		56,190	913,964
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	328	778	-		1,176	3,124
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	25,933	20,955	-		3,794	4,049
Cost of shares repurchased	-	-	-	-	-	-	(62,387)	(77,378)	-		(12,304)	(12,795)
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(36,126)	(55,645)	-		(7,334)	(5,622)
Net increase in net assets resulting from
capital share transactions	302,329	536,527	355,067	492,675	690,665	1,340,870	2,168,150	2,400,940	14,694		1,284,243	1,773,351

Total (decrease) increase in net assets	(838,877)	835,204	(1,594,680)	320,546	(452,176)	1,393,520	(10,980,877)	2,360,961	15,829		(2,199,846)	1,788,644

Net assets:
Beginning of period	2,135,971	1,300,767	4,416,907	4,096,361	2,076,113	682,593	29,265,815	26,904,854	-		9,306,110	7,517,466
End of period	$1,297,094	$2,135,971	$2,822,227	$4,416,907	$1,623,937	$2,076,113	$18,284,938	$29,265,815	$15,829		$7,106,264	$9,306,110

Undistributed (distributions in excess of) net investment income	$67	$(2,541)	$14,491	$14,776	$7,532	$(1,372)	$77,379	$82,693	$54		$40,422	$39,608

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-	1,000		-	-
Shares sold	12,875	4,878	21,505	668	8,370	3,807	88,411	52,474	82		78,479	46,825
Shares issued on reinvestment of dividends and distributions	1,403	681	2,745	769	495	337	15,930	6,397	1		11,171	4,483
Shares repurchased	(5,684)	(1,305)	(3,582)	(2,380)	(1,337)	(1,495)	(28,874)	(15,323)	-	†	(9,302)	(6,055)
Net (decrease) increase in shares outstanding	8,594	4,254	20,668	(943)	7,528	2,649	75,467	43,548	1,083		80,348	45,253
Class 2:
Shares sold	10,350	15,801	32,066	38,123	65,607	104,297	31,219	46,137	367		20,423	37,981
Shares issued on reinvestment of dividends and distributions	7,444	6,123	35,486	19,932	7,976	8,017	45,619	25,097	-	†	28,402	20,722
Shares repurchased	(13,292)	(3,867)	(47,846)	(16,554)	(14,272)	(561)	(85,751)	(59,040)	-	†	(47,156)	(10,240)
Net increase (decrease) in shares outstanding	4,502	18,057	19,706	41,501	59,311	111,753	(8,913)	12,194	367		1,669	48,463
Class 3:
Shares sold	-	-	-	-	-	-	9	18	-		72	165
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	767	476	-		251	214
Shares repurchased	-	-	-	-	-	-	(1,855)	(1,757)	-		(806)	(671)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(1,079)	(1,263)	-		(483)	(292)

							(dollars and shares in thousands)

	Bond Fund		Global Bond Fund		High-Income Bond Fund		U.S. Government/AAA-Rated Securities Fund		Cash Management Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007
Operations:
Net investment income	$312,834	$233,657	$31,394	$6,041	$102,697	$92,403	$48,064	$33,300	$15,421	$22,878
Net realized (loss) gain on investments and
currency transactions	(146,198)	34,797	5,002	3,344	(69,935)	3,093	24,592	2,138	52	3
Net unrealized (depreciation) appreciation
on investments and currency translations	(735,203)	(128,206)	(31,288)	4,164	(374,921)	(81,331)	33,068	12,104	30	(32)
Net (decrease) increase in net assets
resulting from operations	(568,567)	140,248	5,108	13,549	(342,159)	14,165	105,724	47,542	15,503	22,849

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(130,394)	(27,191)	(5,117)	(761)	(29,619)	(34,436)	(12,502)	(15,945)	(2,670)	(7,248)
Class 2	(210,186)	(327,209)	(37,266)	(7,129)	(70,268)	(110,945)	(30,378)	(37,372)	(14,466)	(25,540)
Class 3		-	-	-	(1,668)	(3,325)	(870)	(2,188)	(396)	(1,300)
Total dividends from net investment income	(340,580)	(354,400)	(42,383)	(7,890)	(101,555)	(148,706)	(43,750)	(55,505)	(17,532)	(34,088)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(3,045)	-	(23)	-	-	-	-	-	-	-
Class 2	(6,365)	-	(262)	-	-	-	-	-	-	-
Class 3	-	-	-	-	-	-	-	-	-	-
Long-term net realized gains:
Class 1	(1,523)	-	-	-	-	-	-	-	-	-
Class 2	(3,182)	-	-	-	-	-	-	-	-	-
Class 3	-	-	-	-	-	-	-	-	-	-
Total distributions from net realized gain on investments	(14,115)	-	(285)	-	-	-	-	-	-	-
Total dividends and distributions paid to shareholders	(354,695)	(354,400)	(42,668)	(7,890)	(101,555)	(148,706)	(43,750)	(55,505)	(17,532)	(34,088)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-	-	-
Proceeds from shares sold	2,343,349	223,507	122,622	15,323	219,626	64,447	346,530	17,198	108,538	82,701
Proceeds from reinvestment of dividends and distributions	134,962	27,191	5,140	761	29,619	34,436	12,502	15,945	2,670	7,248
Cost of shares repurchased	(496,411)	(27,058)	(40,178)	(687)	(94,708)	(54,035)	(90,947)	(37,415)	(65,037)	(73,550)
Net (decrease) increase from Class 1 transactions	1,981,900	223,640	87,584	15,397	154,537	44,848	268,085	(4,272)	46,171	16,399
Class 2:
Proceeds from shares sold	557,306	1,307,778	696,760	256,862	166,838	222,164	585,103	179,695	801,545	400,501
Proceeds from reinvestment of dividends and distributions	219,733	327,209	37,528	7,129	70,268	110,945	30,378	37,372	14,466	25,540
Cost of shares repurchased	(1,427,995)	(133,653)	(178,394)	(4,474)	(140,321)	(67,426)	(37,148)	(17,046)	(243,682)	(247,164)
Net increase (decrease) from Class 2 transactions	(650,956)	1,501,334	555,894	259,517	96,785	265,683	578,333	200,021	572,329	178,877
Class 3:
Proceeds from shares sold	-	-	-	-	3,359	2,454	9,104	3,966	22,468	20,409
Proceeds from reinvestment of dividends and distributions	-	-	-	-	1,668	3,325	870	2,188	396	1,300
Cost of shares repurchased	-	-	-	-	(7,012)	(8,871)	(7,273)	(8,953)	(17,849)	(19,332)
Net (decrease) increase from Class 3 transactions	-	-	-	-	(1,985)	(3,092)	2,701	(2,799)	5,015	2,377
Net increase in net assets resulting from
capital share transactions	1,330,944	1,724,974	643,478	274,914	249,337	307,439	849,119	192,950	623,515	197,653

Total (decrease) increase in net assets	407,682	1,510,822	605,918	280,573	(194,377)	172,898	911,093	184,987	621,486	186,414

Net assets:
Beginning of period	5,114,599	3,603,777	307,400	26,827	1,331,979	1,159,081	837,391	652,404	584,364	397,950
End of period	$5,522,281	$5,114,599	$913,318	$307,400	$1,137,602	$1,331,979	$1,748,484	$837,391	$1,205,850	$584,364

Undistributed (distributions in excess of) net investment income	$25,297	$49,998	$1,276	$1,377	$16,493	$15,604	$10,612	$6,027	$1,902	$3,995

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-	-	-
Shares sold	215,356	19,367	11,157	1,435	20,911	5,144	29,015	1,447	9,431	7,068
Shares issued on reinvestment of dividends and distributions	14,256	2,432	485	71	3,668	2,837	1,030	1,385	233	633
Shares repurchased	(47,442)	(2,340)	(3,772)	(66)	(8,842)	(4,245)	(7,661)	(3,160)	(5,654)	(6,295)
Net (decrease) increase in shares outstanding	182,170	19,459	7,870	1,440	15,737	3,736	22,384	(328)	4,010	1,406
Class 2:
Shares sold	51,745	113,731	62,564	24,105	16,293	17,346	49,249	15,266	70,023	34,457
Shares issued on reinvestment of dividends and distributions	23,300	29,490	3,545	667	8,688	9,210	2,522	3,262	1,270	2,244
Shares repurchased	(132,359)	(11,757)	(16,718)	(425)	(13,609)	(5,429)	(3,099)	(1,450)	(21,302)	(21,256)
Net increase (decrease) in shares outstanding	(57,314)	131,464	49,391	24,347	11,372	21,127	48,672	17,078	49,991	15,445
Class 3:
Shares sold	-	-	-	-	324	191	760	333	1,956	1,743
Shares issued on reinvestment of dividends and distributions	-	-	-	-	203	273	72	190	35	114
Shares repurchased	-	-	-	-	(657)	(690)	(608)	(759)	(1,553)	(1,658)
Net (decrease) increase in shares outstanding	-	-	-	-	(130)	(226)	224	(236)	438	199

(*) For the period November 18, 2008, commencement of operations, through December 31, 2008.
(†) Amount less than one thousand.

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 16 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund	Seeks long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.
Global Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies located around the world.
Global Small Capitalization Fund	Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
International Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.
New World Fund	Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
Blue Chip Income and Growth Fund	Seeks growth of capital and income over time by investing primarily in common stocks of larger, more established companies based in the United States.
Global Growth and Income Fund	Seeks long-term growth of capital and to provide current income by investing primarily in stocks of well-established companies located around the world.
Growth-Income Fund	Seeks growth of capital and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.
International Growth and Income Fund	Seeks long-term growth of capital and to provide current income by investing primarily in stocks of larger, well-established companies domiciled outside of the U.S., including developing countries.
Asset Allocation Fund	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Bond Fund	Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.
Global Bond Fund
Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund	Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.
U.S. Government/AAA-Rated Securities Fund
Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund	Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the series offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the funds:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the funds value forward currency contracts based on the applicable exchange rates and record unrealized gains or losses. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statements of assets and liabilities.

Mortgage dollar rolls – The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.

Loan transactions – The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

The values of and the income generated by securities held by the funds may fluctuate in response to certain events, including, for example, those directly involving the companies whose securities are owned by the funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. In particular, growth-oriented, equity securities may involve large price swings and potential for loss.  In addition, the stock prices of smaller companies may be more volatile than the prices of larger, more established companies.

The values of and the income generated by most debt securities held by the funds may be affected by changing market interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the funds’ portfolios generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. In addition, there may be little trading in the secondary market for certain lower quality debt securities, which may adversely affect the fund’s ability to dispose of such securities.

Investments in securities issued by entities based outside the United States may be affected to a greater extent than investments in the United States by certain issues and events including, but not limited to, currency controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.  Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with developed countries such as less developed legal and accounting systems, government instability and smaller securities markets and trading volumes.  The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes.

Certain of the funds may invest in high-quality money market instruments such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes with credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the funds to experience a loss and may affect its share price.

3. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2008, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

All of the funds, with the exception of Global Growth and Income Fund, International Growth and Income Fund and Global Bond Fund, are not subject to examination by U.S. federal tax authorities for years before 2005, nor by state tax authorities for years before 2004. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 to 2008, remain open for examination by U.S. federal and state tax authorities.  International Growth and Income Fund was launched in 2008; therefore, its only tax year, 2008, remains open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2001; Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; Growth Fund for tax years before 2005; and Global Growth and Income Fund for tax years before 2007.  All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes.  Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table on the following page, 12 funds had capital loss carryforwards available at December 31, 2008. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

Additional tax basis disclosures are as follows:

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
As of December 31, 2008:
Undistributed ordinary income	$568	$14,442	$-	$45,923	$17,347	$4,689	$14,522	$7,839
Post-October currency loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	(14)	(628)	-	(596)	-	(500)	-	(83)
Undistributed long-term capital gain	-	-	-	-	40,962	-	-	-
Post-October capital loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	$(8,441)	$(174,829)	$(161,366)	$(503,551)	$(343,685)	$(72,358)	$(61,877)	$(212,008)

Capital loss carryforwards:
Expiring 2009	-	-	-	-	-	-	-	-
Expiring 2010	-	-	-	-	-	-	-	-
Expiring 2011	-	-	-	-	-	-	-	-
Expiring 2016	(1,077)	(215,002)	(57,654)	(1,280,904)	-	(23,949)	(304,021)	(116,550)
	$(1,077)	$(215,002)	$(57,654)	$(1,280,904)	$-	$(23,949)	$(304,021)	$(116,550)
Capital loss carryforwards utilized	$-	$-	$-	$-	$-	$-	$-	$-
Reclassification to (from) undistributed net investment income
from (to) undistributed net realized gain	$(147)	$(3,089)	$2,016	$(503)	$(13,938)	$(4,458)	$(659)	$(1,499)
Reclassification to undistributed net investment income
from capital paid in on shares of beneficial interest	-	-	12,091	-	-	-	-	-
Reclassification to undistributed net realized gain
from capital paid in on shares of beneficial interest	-	-	161	-	-	-	-	-

Gross unrealized appreciation on investment securities	$3,174	$218,481	$107,586	$1,359,487	$337,307	$96,077	$153,462	$24,803
Gross unrealized depreciation on investment securities	(82,975)	(1,321,553)	(1,321,633)	(7,953,672)	(2,460,381)	(389,850)	(1,001,389)	(740,378)
Net unrealized (depreciation) appreciation on investment securities	(79,801)	(1,103,072)	(1,214,047)	(6,594,185)	(2,123,074)	(293,773)	(847,927)	(715,575)
Cost of investment securities	$228,020	$4,961,640	$3,253,880	$24,751,920	$8,893,163	$1,583,927	$3,663,948	$2,343,816

							(dollars in thousands)

	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2008:
Undistributed ordinary income	$78,073	$77	$40,825	$54,562	$3,105	$17,500	$24,815	$1,961
Post-October currency loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	-	-	(1,417)	(37,270)	-	(345)	-	-
Undistributed long-term capital gain	-	-	-	-	-	-	3,455	-
Post-October capital loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	$(554,442)	$-	$(79,461)	$(50,772)	$-	$(23,501)	$-	$-

Capital loss carryforwards:
Expiring 2009	-	-	-	-	-	(41,518)	-	-
Expiring 2010	-	-	-	-	-	(50,900)	-	-
Expiring 2011	-	-	-	-	-	(35,517)	-	-
Expiring 2016	(691,368)	-	(400,076)	(98,035)	(5,498)	(47,291)	-	-
	$(691,368)	$-	$(400,076)	$(98,035)	$(5,498)	$(175,226)	$-	$-
Capital loss carryforwards utilized	$-	$-	$-	$-	$-	$-	$6,912	$1
Reclassification to (from) undistributed net investment income
from (to) undistributed net realized gain	$(1,627)	$48	$(122)	$3,045	$10,888	$(253)	$271	$18
Reclassification to undistributed net investment income
from capital paid in on shares of beneficial interest	-	-	-	-	-	-	-	-
Reclassification to undistributed net realized gain
from capital paid in on shares of beneficial interest	-	-	-	-	-	-	-	-

Gross unrealized appreciation on investment securities	$919,183	$1,110	$318,286	$143,613	$33,369	$12,029	$69,006	$125
Gross unrealized depreciation on investment securities	(6,552,744)	(52)	(1,761,042)	(946,906)	(62,557)	(434,942)	(23,164)	(116)
Net unrealized (depreciation) appreciation on investment securities	(5,633,561)	1,058	(1,442,756)	(803,293)	(29,188)	(422,913)	45,842	9
Cost of investment securities	$23,807,683	$13,442	$8,514,193	$6,550,752	$928,245	$1,531,615	$1,764,719	$1,215,210

* These deferrals are considered incurred in the subsequent year.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the series’ investment adviser, is the parent company of American Funds Service Company ® ("AFS"), the series’ transfer agent, and American Funds Distributors, ® Inc. ("AFD"), the distributor of the series’ shares.

Investment advisory services – The Investment Advisory and Service Agreement between CRMC and the series provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for Global Small Capitalization Fund, Growth Fund, New World Fund, Global Growth and Income Fund, Growth-Income Fund, Global Bond Fund and Cash Management Fund, effective January 1, 2009, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2008, CRMC voluntarily reduced investment advisory services fees to the proposed rates for Cash Management Fund. In addition, CRMC waived a portion of its investment advisory services fees from September 1, 2004, through December 31, 2008. During the year ended December 31, 2008, total aggregate investment advisory services fees waived by CRMC were $35,636,000. As a result, the aggregate fees shown on the accompanying financial statements of $356,380,000 were reduced to $320,744,000. The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after the expense waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2008, before waiver		For the year ended December 31, 2008, after waiver
Fund	Beginning with	Ending with	Up to	In excess of
Global Discovery	.580%	.440%	$.5	$1.0	.58%		.52%
Global Growth	.690	.460	.6	5.0	.53		.48
Global Small Capitalization	.800	.635	.6	5.0	.71		.64
Growth	.500	.280	.6	34.0	.32		.29
International	.690	.430	.5	21.0	.49		.44
New World	.850	.620	.5	2.5	.76		.68
Blue Chip Income and Growth	.500	.370	.6	4.0	.42		.38
Global Growth and Income	.690	.480	.6	3.0	.59		.53
Growth-Income	.500	.219	.6	34.0	.27		.24
International Growth and Income	.690	.530	.5	1.0	.69	*	.62	*
Asset Allocation	.500	.250	.6	8.0	.31		.28
Bond	.480	.340	.6	5.0	.39		.35
Global Bond	.570	.500	1.0	1.0	.57		.51
High-Income Bond	.500	.420	.6	2.0	.47		.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.42		.38
Cash Management	.320	.290	1.0	1.0	.32		.29

* Annualized ratios based on activity during the period November 18, 2008, commencement of operations, through December 31, 2008.

Transfer agent services – The aggregate fee of $66,000 was incurred during the year ended December 31, 2008, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows:

	(dollars in thousands)

Fund	Current fees		Decrease in value of deferred amounts

Global Discovery	$2		$(1)
Global Growth	38		(21)
Global Small Capitalization	24		(11)
Growth	221		(335)
International	82		(145)
New World	13		(3)
Blue Chip Income and Growth	24		(10)
Global Growth and Income	15		- *
Growth-Income	209		(378)
International Growth and Income	-	*	-
Asset Allocation	70		(90)
Bond	41		(21)
Global Bond	5		- *
High-Income Bond	11		(34)
U.S. Government/AAA-Rated Securities	8		(27)
Cash Management	6		(14)

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Classes 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2008, distribution expenses under the plans for the series aggregated $185,539,000 for Class 2 and $1,564,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

6. Disclosure of fair value measurements

The series adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on January 1, 2008. FAS 157 requires the funds to classify their assets and liabilities based on valuation method using three levels. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the funds’ valuation levels as of December 31, 2008 (dollars in thousands):

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Investment securities:
Level 1 — Quoted prices	$85,836	$1,240,310	$829,457	$14,673,393	$650,457	$282,129	$2,557,597	$675,796
Level 2 — Other significant observable inputs	62,383	2,594,714	1,196,715	3,446,822	6,112,709	1,002,150	258,424	939,094
Level 3 — Significant unobservable inputs	-	23,544	13,661	37,520	6,923	5,875	-	13,351
Total	$148,219	$3,858,568	$2,039,833	$18,157,735	$6,770,089	$1,290,154	$2,816,021	$1,628,241

Investment securities trading outside the U.S. (1)	$46,066	$1,867,716	$819,785	$1,421,384	$5,212,423	$590,524	$-	$547,828

Forward currency contracts(2):
Level 2 — Other significant observable inputs	$-	$-	$-	$-	$-	$20	$-	$-

	Growth-Income Fund	International Growth and Income Fund	Assets Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
Investment securities:
Level 1 — Quoted prices	$14,304,035	$777	$4,287,518	$25,821	$-	$3,971	$-	$-
Level 2 — Other significant observable inputs	3,870,087	13,723	2,745,919	5,680,147	896,720	1,078,667	1,800,973	1,215,219
Level 3 — Significant unobservable inputs	-	-	38,000	41,491	2,337	26,064	9,588	-
Total	$18,174,122	$14,500	$7,071,437	$5,747,459	$899,057	$1,108,702	$1,810,561	$1,215,219

Investment securities trading outside the U.S. (1)	$1,366,798	$9,402	$204,413	$-	$-	$-	$-	$-

Forward currency contracts(2):
Level 2 — Other significant observable inputs	$-	$-	$(1,120)	$(8,498)	$1,723	$(84)	$-	$-

The following table reconciles the valuation of the funds’ Level 3 investment securities and related transactions during the year ended December 31, 2008 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Beginning value at 1/1/2008	$7,120	$7,795	$85,603	$8,540	$-	$-	$-
Net purchases (sales)	-	-	42,138	-	-	4,200	-
Net realized loss (3)	-	-	-	-	-	-	-
Net unrealized (depreciation) appreciation (3)	(477)	(6,215)	(40,958)	(1,617)	(1,805)	(4,200)	(3,960)
Net transfers into (out of) Level 3	16,901	12,081	(49,263)	-	7,680	-	17,311
Ending value at 12/31/2008	$23,544	$13,661	$37,520	$6,923	$5,875	$-	$13,351

Net unrealized depreciation during the period
!on Level 3 investment securities held at 12/31/2008	$(477)	$(5,414)	$(35,621)	$(1,617)	$(1,805)	$(4,200)	$(3,960)

1Represents certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, these amounts were classified as Level 2 instead of Level 1 in the above chart.

2Net unrealized appreciation (depreciation) on forward currency contracts is not included in the summary investment portfolio.
3Net realized loss and net unrealized (depreciation) appreciation are included in the related amounts on investments in the statements of operations.

	Growth-Income Fund	Assets Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Beginning value at 1/1/2008	$-	$57,405	$29,355	$885	$17,514	$8,677
Net purchases (sales)	112,000	(2,859)	4,996	(96)	(1,344)	(61)
Net realized loss*	-	(14,803)	-	(9)	(997)	-
Net unrealized (depreciation) appreciation*	(112,000)	9,149	(1,424)	(126)	(8,063)	(396)
Net transfers into (out of) Level 3	-	(10,892)	8,564	1,683	18,954	1,368
Ending value at 12/31/2008	$-	$38,000	$41,491	$2,337	$26,064	$9,588

Net unrealized depreciation during the period
!on Level 3 investment securities held at 12/31/2008	$(112,000)	$(2,177)	$(449)	$-	$(8,629)	$(321)

*Net realized loss and net unrealized (depreciation) appreciation are included in the related amounts on investments in the statements of operations.

7. Investment transactions and other disclosures

As of December 31, 2008, New World Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

					(amounts in thousands)

		Contract			U.S. valuation at
		amount			December 31, 2008

						Unrealized
						appreciation
Fund		Receive		Deliver	Amount	(depreciation)

Purchases:
Bond	Australian dollars, expiring 1/29/2009	$	A18,779	$12,500	$13,312	$812
Bond	Canadian dollars, expiring 1/12/2009	$	C15,409	12,500	12,637	137
Bond	New Zealand dollars, expiring 1/29/2009	NZ$22,707		12,500	13,287	787
Global Bond	Australian dollars, expiring 1/29/2009	$	A12,769	8,500	9,052	552
Global Bond	Canadian dollars, expiring 1/12/2009	$	C10,478	8,500	8,593	93
Global Bond	Euros, expiring 1/7-1/30/2009		€26,476	35,145	36,869	1,724
Global Bond	Japanese yen, expiring 1/9-2/12/2009		¥9,328,589	102,733	102,692	(41)
Global Bond	New Turkish liras, expiring 1/28/2009	TRY2,760		1,750	1,777	27
Global Bond	New Zealand dollars, expiring 1/29/2009	NZ$9,083		5,000	5,315	315
Sales:
New World	Czech korunas, expiring 1/16/2009		$188	CZK3,600	187	1
New World	Polish zloty, expiring 1/16/2009		526	PLN1,500	507	19
Asset Allocation	Euros, expiring 1/12-1/26/2009		11,759	€9,250	12,879	(1,120)
Bond	Australian dollars, expiring 1/13-1/27/2009		3,775	$ A13,235	4,218	(443)
Bond	British pounds, expiring 1/9-1/27/2009		10,043	£6,122	9,350	693
Bond	Euros, expiring 1/14-2/5/2009		231,526	€173,721	241,873	(10,347)
Bond	Israeli shekels, expiring 1/23/2009		-	ILS45,206	(216)	216
Bond	Japanese yen, expiring 1/15-1/29/2009		50,508	¥4,620,539	50,861	(353)
Global Bond	Australian dollars, expiring 1/12-1/27/2009		5,565	$ A8,380	5,951	(386)
Global Bond	British pounds, expiring 1/7-1/27/2009		18,972	£12,605	18,324	648
Global Bond	Euros, expiring 1/9-2/10/2009		31,981	€23,720	33,024	(1,043)
Global Bond	Israeli shekels, expiring 1/8/2009		3,428	ILS13,595	3,594	(166)
High-Income Bond	Euros, expiring 1/26/2009		821	€650	905	(84)
The following table presents additional information for the year ended December 31, 2008:

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Purchases of investment securities(*)	$118,698	$2,545,429	$1,623,307	$7,999,015	$4,957,592	$675,314	$1,005,434	$1,455,824
Sales of investment securities(*)	94,336	1,628,342	1,389,434	6,313,842	4,521,135	507,685	840,203	627,475
Non-U.S. taxes paid on dividend income	312	9,915	2,950	9,566	32,580	3,975	793	3,970
Non-U.S. taxes paid on interest income	-	-	-	-	-	-	-	-
Non-U.S. taxes paid on realized gains	-	853	995	-	-	84	-	-
Dividends from affiliated issuers	-	-	3,656	7,626	-	-	-	968
Net realized (loss) gain from affiliated issuers	-	-	(11,159)	(98,906)	-	-	-	-

	Growth-Income Fund	International Growth and Income Fund (†)	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Purchases of investment securities(*)	$7,833,603	$9,201	$4,073,043	$3,418,571	$1,092,336	$307,100	$1,119,139	$7,177,416
Sales of investment securities(*)	6,952,754	-	2,572,702	1,973,890	552,981	296,447	495,836	6,545,646
Non-U.S. taxes paid on dividend income	10,598	1	1,390	-	-	-	-	-
Non-U.S. taxes paid on interest income	-	-	1	132	87	5	-	-
Non-U.S. taxes paid on realized gains	-	-	-	-	-	-	-	-
Dividends from affiliated issuers	-	-	-	-	-	-	-	-
Net realized (loss) gain from affiliated issuers	-	-	12,808	-	-	-	-	-

(*) Excludes short-term securities, except for Cash Management Fund, and U.S. government obligations, if any.
(†) For the period November 18, 2008, commencement of operations, through December 31, 2008.

Financial Highlights (1)

		(Loss) income from investment operations (2)				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return (3)		Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver (3)	Ratio of net income (loss) to average net assets (3)

Global Discovery Fund
Class 1
12/31/08	$14.09	$.15	$(6.37)		$(6.22)	$(.12)	$(.30)		$(.42)	$7.45	(45.02	) %	$18	.60%	.55%	1.33%
12/31/07	13.05	.17	2.07		2.24	(.16)	(1.04)		(1.20)	14.09	17.55		35	.60	.54	1.25
12/31/06	11.63	.15	1.89		2.04	(.13)	(.49)		(.62)	13.05	17.66		28	.62	.56	1.19
12/31/05	10.79	.14	1.05		1.19	(.11)	(.24)		(.35)	11.63	11.07		22	.61	.56	1.27
12/31/04	9.94	.08	.98		1.06	(.09)	(.12)		(.21)	10.79	10.72		20	.61	.60	.81
Class 2
12/31/08	14.02	.12	(6.32)		(6.20)	(.09)	(.30)		(.39)	7.43	(45.09)		131	.85	.80	1.08
12/31/07	13.00	.14	2.05		2.19	(.13)	(1.04)		(1.17)	14.02	17.22		240	.85	.79	.98
12/31/06	11.59	.11	1.89		2.00	(.10)	(.49)		(.59)	13.00	17.41		151	.87	.81	.94
12/31/05	10.76	.11	1.05		1.16	(.09)	(.24)		(.33)	11.59	10.80		89	.86	.81	1.04
12/31/04	9.92	.06	.97		1.03	(.07)	(.12)		(.19)	10.76	10.43		51	.86	.85	.60
Global Growth Fund
Class 1
12/31/08	$25.15	$.47	$(9.50)		$(9.03)	$(.41)	$(1.75)		$(2.16)	$13.96	(38.23	) %	$675	.55%	.50%	2.37%
12/31/07	23.44	.51	2.98		3.49	(.76)	(1.02)		(1.78)	25.15	15.16		684	.55	.50	2.06
12/31/06	19.63	.41	3.62		4.03	(.22)	-		(.22)	23.44	20.73		278	.58	.53	1.95
12/31/05	17.31	.28	2.19		2.47	(.15)	-		(.15)	19.63	14.37		206	.62	.57	1.56
12/31/04	15.30	.18	1.92		2.10	(.09)	-		(.09)	17.31	13.80		202	.65	.64	1.15
Class 2
12/31/08	25.00	.42	(9.43)		(9.01)	(.36)	(1.75)		(2.11)	13.88	(38.39)		3,198	.80	.75	2.12
12/31/07	23.29	.45	2.95		3.40	(.67)	(1.02)		(1.69)	25.00	14.85		5,180	.80	.75	1.84
12/31/06	19.52	.36	3.59		3.95	(.18)	-		(.18)	23.29	20.43		4,015	.83	.78	1.71
12/31/05	17.23	.23	2.18		2.41	(.12)	-		(.12)	19.52	14.07		2,617	.87	.82	1.30
12/31/04	15.25	.14	1.91		2.05	(.07)	-		(.07)	17.23	13.49		1,796	.90	.89	.92
Global Small Capitalization Fund
Class 1
12/31/08	$27.20	$.19	$(13.33)		$(13.14)	$-	$(2.88)		$(2.88)	$11.18	(53.39	) %	$306	.74%	.67%	1.01%
12/31/07	24.87	.12	5.27		5.39	(.90)	(2.16)		(3.06)	27.20	21.73		369	.73	.66	.45
12/31/06	21.29	.19	4.74		4.93	(.14)	(1.21)		(1.35)	24.87	24.35		247	.77	.69	.82
12/31/05	17.14	.13	4.23		4.36	(.21)	-		(.21)	21.29	25.66		231	.79	.73	.72
12/31/04	14.15	.02	2.97		2.99	-	-		-	17.14	21.13		193	.81	.80	.15
Class 2
12/31/08	26.95	.14	(13.18)		(13.04)	-	(2.88)		(2.88)	11.03	(53.52)		1,748	.99	.92	.70
12/31/07	24.64	.05	5.22		5.27	(.80)	(2.16)		(2.96)	26.95	21.43		3,975	.98	.91	.20
12/31/06	21.12	.14	4.70		4.84	(.11)	(1.21)		(1.32)	24.64	24.05		2,927	1.02	.94	.61
12/31/05	17.02	.09	4.19		4.28	(.18)	-		(.18)	21.12	25.35		1,977	1.04	.97	.49
12/31/04	14.08	(.01)	2.95		2.94	-	-		-	17.02	20.88		1,198	1.06	1.05	(.07)
Growth Fund
Class 1
12/31/08	$67.22	$.63	$(27.52)		$(26.89)	$(.56)	$(6.26)		$(6.82)	$33.51	(43.83	) %	$4,768	.33%	.30%	1.23%
12/31/07	64.51	.68	7.44		8.12	(.68)	(4.73)		(5.41)	67.22	12.64		5,051	.33	.30	1.00
12/31/06	59.36	.70	5.46		6.16	(.63)	(.38)		(1.01)	64.51	10.48		3,503	.34	.31	1.14
12/31/05	51.39	.46	8.00		8.46	(.49)	-		(.49)	59.36	16.50		3,709	.35	.32	.87
12/31/04	45.74	.32	5.51		5.83	(.18)	-		(.18)	51.39	12.75		3,744	.36	.36	.68
Class 2
12/31/08	66.72	.50	(27.27)		(26.77)	(.42)	(6.26)		(6.68)	33.27	(43.97)		13,383	.58	.55	.95
12/31/07	64.08	.50	7.39		7.89	(.52)	(4.73)		(5.25)	66.72	12.35		25,359	.58	.55	.74
12/31/06	58.98	.54	5.43		5.97	(.49)	(.38)		(.87)	64.08	10.22		23,122	.59	.56	.89
12/31/05	51.10	.34	7.92		8.26	(.38)	-		(.38)	58.98	16.19		18,343	.60	.57	.64
12/31/04	45.50	.23	5.45		5.68	(.08)	-		(.08)	51.10	12.50		12,055	.61	.61	.50
Class 3
12/31/08	67.21	.54	(27.50)		(26.96)	(.45)	(6.26)		(6.71)	33.54	(43.93)		198	.51	.48	1.02
12/31/07	64.50	.55	7.45		8.00	(.56)	(4.73)		(5.29)	67.21	12.44		425	.51	.48	.81
12/31/06	59.34	.59	5.46		6.05	(.51)	(.38)		(.89)	64.50	10.29		451	.52	.49	.95
12/31/05	51.38	.37	7.98		8.35	(.39)	-		(.39)	59.34	16.28		499	.53	.50	.69
12/31/04 (4)	47.74	.24	3.50		3.74	(.10)	-		(.10)	51.38	7.85		516	.54 (5)	.53 (5)	.54(5)
International Fund
Class 1
12/31/08	$24.81	$.43	$(9.88)		$(9.45)	$(.40)	$(2.74)		$(3.14)	$12.22	(42.01	) %	$1,864	.52%	.48%	2.42%
12/31/07	22.01	.43	3.95		4.38	(.41)	(1.17)		(1.58)	24.81	20.30		1,708	.52	.47	1.82
12/31/06	18.96	.41	3.21		3.62	(.38)	(.19)		(.57)	22.01	19.33		1,648	.54	.49	1.99
12/31/05	15.82	.32	3.11		3.43	(.29)	-		(.29)	18.96	21.75		1,599	.57	.52	1.92
12/31/04	13.41	.22	2.41		2.63	(.22)	-		(.22)	15.82	19.66		1,495	.60	.59	1.54
Class 2
12/31/08	24.72	.41	(9.85)		(9.44)	(.35)	(2.74)		(3.09)	12.19	(42.12)		4,901	.77	.72	2.16
12/31/07	21.94	.36	3.94		4.30	(.35)	(1.17)		(1.52)	24.72	20.02		9,719	.77	.72	1.55
12/31/06	18.92	.35	3.20		3.55	(.34)	(.19)		(.53)	21.94	18.98		7,260	.79	.74	1.72
12/31/05	15.79	.28	3.11		3.39	(.26)	-		(.26)	18.92	21.50		4,790	.82	.77	1.64
12/31/04	13.39	.18	2.41		2.59	(.19)	-		(.19)	15.79	19.32		2,752	.84	.83	1.27
Class 3
12/31/08	24.80	.43	(9.90)		(9.47)	(.36)	(2.74)		(3.10)	12.23	(42.10)		57	.70	.65	2.25
12/31/07	22.00	.39	3.94		4.33	(.36)	(1.17)		(1.53)	24.80	20.10		123	.70	.65	1.64
12/31/06	18.96	.37	3.20		3.57	(.34)	(.19)		(.53)	22.00	19.07		120	.72	.67	1.81
12/31/05	15.82	.29	3.11		3.40	(.26)	-		(.26)	18.96	21.54		116	.75	.70	1.74
12/31/04 (4)	13.76	.20	2.05		2.25	(.19)	-		(.19)	15.82	16.45		115	.77 (5)	.77 (5)	1.45(5)
New World Fund
Class 1
12/31/08	$25.88	$.43	$(10.68)		$(10.25)	$(.36)	$(1.70)		$(2.06)	$13.57	(42.20	) %	$253	.81%	.73%	2.18%
12/31/07	21.56	.46	6.25		6.71	(.83)	(1.56)		(2.39)	25.88	32.53		261	.82	.74	1.92
12/31/06	16.67	.41	4.95		5.36	(.32)	(.15)		(.47)	21.56	32.88		126	.88	.80	2.19
12/31/05	13.96	.33	2.58		2.91	(.20)	-		(.20)	16.67	21.10		88	.92	.85	2.22
12/31/04	11.99	.23	2.01		2.24	(.27)	-		(.27)	13.96	19.07		63	.93	.92	1.81
Class 2
12/31/08	25.69	.40	(10.62)		(10.22)	(.30)	(1.70)		(2.00)	13.47	(42.37)		1,044	1.06	.98	1.94
12/31/07	21.40	.40	6.20		6.60	(.75)	(1.56)		(2.31)	25.69	32.21		1,875	1.07	.99	1.69
12/31/06	16.56	.36	4.92		5.28	(.29)	(.15)		(.44)	21.40	32.59		1,175	1.13	1.05	1.93
12/31/05	13.89	.29	2.56		2.85	(.18)	-		(.18)	16.56	20.74		677	1.17	1.10	1.97
12/31/04	11.94	.19	2.01		2.20	(.25)	-		(.25)	13.89	18.80		373	1.18	1.17	1.57
Blue Chip Income and Growth Fund
Class 1
12/31/08	$11.53	$.22	$(4.22)		$(4.00)	$(.21)	$(.65)		$(.86)	$6.67	(36.30	) %	$220	.43%	.39%	2.48%
12/31/07	11.97	.24	.07		.31	(.36)	(.39)		(.75)	11.53	2.25		143	.42	.38	1.95
12/31/06	10.91	.20	1.63		1.83	(.16)	(.61)		(.77)	11.97	17.73		159	.43	.39	1.75
12/31/05	10.26	.18	.59		.77	(.12)	-		(.12)	10.91	7.57		135	.45	.41	1.73
12/31/04	9.41	.15	.78		.93	(.08)	-		(.08)	10.26	9.94		129	.46	.46	1.60
Class 2
12/31/08	11.45	.19	(4.18)		(3.99)	(.19)	(.65)		(.84)	6.62	(36.50)		2,602	.68	.64	2.10
12/31/07	11.87	.21	.07		.28	(.31)	(.39)		(.70)	11.45	2.03		4,274	.67	.63	1.70
12/31/06	10.83	.17	1.61		1.78	(.13)	(.61)		(.74)	11.87	17.42		3,937	.68	.64	1.50
12/31/05	10.20	.15	.58		.73	(.10)	-		(.10)	10.83	7.24		3,029	.70	.66	1.48
12/31/04	9.36	.13	.78		.91	(.07)	-		(.07)	10.20	9.74		2,349	.71	.70	1.37
Global Growth and Income Fund
Class 1
12/31/08	$11.78	$.28	$(5.09)		$(4.81)	$(.22)	$(.07)		$(.29)	$6.68	(41.06	) %	$95	.62%	.56%	3.00%
12/31/07	10.98	.28	1.14		1.42	(.22)	(.40)		(.62)	11.78	13.04		79	.71	.58	2.37
12/31/06 (6)	10.00	.14	.91		1.05	(.07)	-		(.07)	10.98	10.49		45	.72 (5)	.65 (5)	2.10(5)
Class 2
12/31/08	11.75	.26	(5.07)		(4.81)	(.20)	(.07)		(.27)	6.67	(41.17)		1,529	.86	.81	2.73
12/31/07	10.97	.25	1.13		1.38	(.20)	(.40)		(.60)	11.75	12.67		1,997	.96	.83	2.11
12/31/06 (6)	10.00	.11	.92		1.03	(.06)	-		(.06)	10.97	10.30		638	.97 (5)	.90 (5)	1.64(5)
Growth-Income Fund
Class 1
12/31/08	$42.52	$.69	$(15.91)		$(15.22)	$(.69)	$(2.36)		$(3.05)	$24.25	(37.68	) %	$5,034	.28%	.25%	2.03%
12/31/07	42.43	.80	1.51		2.31	(.77)	(1.45)		(2.22)	42.52	5.32		5,618	.27	.25	1.82
12/31/06	38.31	.77	5.03		5.80	(.72)	(.96)		(1.68)	42.43	15.51		3,759	.28	.25	1.92
12/31/05	36.81	.62	1.61		2.23	(.58)	(.15)		(.73)	38.31	6.08		3,825	.29	.27	1.68
12/31/04	33.61	.48	3.09		3.57	(.37)	-		(.37)	36.81	10.66		4,213	.31	.30	1.39
Class 2
12/31/08	42.26	.60	(15.80)		(15.20)	(.59)	(2.36)		(2.95)	24.11	(37.85)		13,046	.53	.50	1.75
12/31/07	42.19	.68	1.50		2.18	(.66)	(1.45)		(2.11)	42.26	5.04		23,243	.52	.50	1.57
12/31/06	38.12	.67	4.99		5.66	(.63)	(.96)		(1.59)	42.19	15.20		22,688	.53	.50	1.67
12/31/05	36.64	.53	1.60		2.13	(.50)	(.15)		(.65)	38.12	5.83		17,608	.54	.52	1.44
12/31/04	33.48	.41	3.06		3.47	(.31)	-		(.31)	36.64	10.37		13,105	.56	.55	1.19
Class 3
12/31/08	42.51	.64	(15.90)		(15.26)	(.62)	(2.36)		(2.98)	24.27	(37.78)		205	.46	.43	1.83
12/31/07	42.42	.73	1.50		2.23	(.69)	(1.45)		(2.14)	42.51	5.12		405	.45	.43	1.64
12/31/06	38.31	.70	5.01		5.71	(.64)	(.96)		(1.60)	42.42	15.30		458	.46	.43	1.74
12/31/05	36.80	.56	1.61		2.17	(.51)	(.15)		(.66)	38.31	5.88		471	.47	.45	1.50
12/31/04 (4)	34.64	.41	2.07		2.48	(.32)	-		(.32)	36.80	7.18		537	.49 (5)	.48 (5)	1.24(5)
International Growth and Income Fund
Class 1
12/31/08 (7)	$10.00	$.01	$.92		$.93	$(.01)	$-		$(.01)	$10.92	9.28%		$12	.09%	.08%	.14%
Class 2
12/31/08 (7)	10.00	.01	.92		.93	(.01)	-		(.01)	10.92	9.27		4	.11	.11	.05
Asset Allocation Fund
Class 1
12/31/08	$18.51	$.47	$(5.70)		$(5.23)	$(.45)	$(.67)		$(1.12)	$12.16	(29.30	) %	$2,243	.32%	.29%	2.98%
12/31/07	18.34	.51	.75		1.26	(.45)	(.64)		(1.09)	18.51	6.82		1,927	.32	.29	2.69
12/31/06	16.56	.47	1.97		2.44	(.43)	(.23)		(.66)	18.34	14.96		1,079	.33	.30	2.67
12/31/05	15.49	.41	1.05		1.46	(.39)	-		(.39)	16.56	9.45		879	.35	.32	2.57
12/31/04	14.58	.39	.84		1.23	(.32)	-		(.32)	15.49	8.50		899	.38	.37	2.64
Class 2
12/31/08	18.39	.43	(5.66)		(5.23)	(.41)	(.67)		(1.08)	12.08	(29.51)		4,822	.57	.54	2.70
12/31/07	18.23	.47	.74		1.21	(.41)	(.64)		(1.05)	18.39	6.55		7,308	.57	.54	2.45
12/31/06	16.47	.42	1.96		2.38	(.39)	(.23)		(.62)	18.23	14.66		6,362	.58	.55	2.42
12/31/05	15.42	.37	1.04		1.41	(.36)	-		(.36)	16.47	9.14		5,120	.60	.57	2.31
12/31/04	14.51	.36	.84		1.20	(.29)	-		(.29)	15.42	8.34		3,797	.62	.62	2.42
Class 3
12/31/08	18.50	.44	(5.68)		(5.24)	(.42)	(.67)		(1.09)	12.17	(29.39)		41	.50	.47	2.77
12/31/07	18.34	.48	.74		1.22	(.42)	(.64)		(1.06)	18.50	6.56		71	.50	.47	2.52
12/31/06	16.56	.44	1.97		2.41	(.40)	(.23)		(.63)	18.34	14.75		76	.51	.48	2.49
12/31/05	15.49	.38	1.05		1.43	(.36)	-		(.36)	16.56	9.26		76	.53	.50	2.39
12/31/04 (4)	14.85	.36	.58		.94	(.30)	-		(.30)	15.49	6.38		81	.55 (5)	.55 (5)	2.50(5)
Bond Fund
Class 1
12/31/08	$11.14	$.61	$(1.64)		$(1.03)	$(.63)	$(.03)		$(.66)	$9.45	(9.16	) %	$2,090	.40%	.36%	5.84%
12/31/07	11.64	.65	(.24)		.41	(.91)	-		(.91)	11.14	3.66		436	.41	.37	5.59
12/31/06	11.31	.63	.17		.80	(.47)	-		(.47)	11.64	7.31		230	.43	.39	5.54
12/31/05	11.57	.60	(.40)		.20	(.46)	-		(.46)	11.31	1.77		182	.44	.40	5.30
12/31/04	11.34	.56	.10		.66	(.43)	-		(.43)	11.57	6.04		195	.45	.44	4.94
Class 2
12/31/08	11.03	.59	(1.63)		(1.04)	(.60)	(.03)		(.63)	9.36	(9.35)		3,432	.65	.61	5.53
12/31/07	11.53	.61	(.24)		.37	(.87)	-		(.87)	11.03	3.33		4,679	.66	.62	5.34
12/31/06	11.22	.60	.16		.76	(.45)	-		(.45)	11.53	6.99		3,374	.68	.64	5.29
12/31/05	11.48	.57	(.39)		.18	(.44)	-		(.44)	11.22	1.59		2,312	.69	.65	5.06
12/31/04	11.27	.53	.09		.62	(.41)	-		(.41)	11.48	5.72		1,759	.70	.69	4.68
Global Bond Fund
Class 1
12/31/08	$10.83	$.48	$(.09)		$.39	$(.54)	$-	(8)	$(.54)	$10.68	3.60%		$111	.59%	.53%	4.36%
12/31/07	10.18	.49	.47		.96	(.31)	-		(.31)	10.83	9.54		28	.61	.55	4.61
12/31/06 (9)	10.00	.10	.15		.25	(.07)	-		(.07)	10.18	2.52		12	.15	.13	1.00
Class 2
12/31/08	10.81	.44	(.07)		.37	(.52)	-	(8)	(.52)	10.66	3.48		802	.84	.79	4.06
12/31/07	10.17	.47	.47		.94	(.30)	-		(.30)	10.81	9.23		279	.86	.80	4.41
12/31/06 (10)	10.00	.06	.18		.24	(.07)	-		(.07)	10.17	1.99		15	.13	.12	.60
High-Income Bond Fund
Class 1
12/31/08	$11.65	$.87	$(3.64)		$(2.77)	$(.83)	$-		$(.83)	$8.05	(23.74	) %	$340	.48%	.43%	8.22%
12/31/07	12.90	.95	(.72)		.23	(1.48)	-		(1.48)	11.65	1.62		308	.48	.44	7.41
12/31/06	12.41	.92	.37		1.29	(.80)	-		(.80)	12.90	10.89		293	.49	.45	7.36
12/31/05	12.89	.85	(.55)		.30	(.78)	-		(.78)	12.41	2.46		309	.50	.46	6.76
12/31/04	12.54	.84	.32		1.16	(.81)	-		(.81)	12.89	9.83		364	.50	.50	6.74
Class 2
12/31/08	11.55	.84	(3.60)		(2.76)	(.80)	-		(.80)	7.99	(23.84)		780	.73	.68	7.92
12/31/07	12.79	.91	(.72)		.19	(1.43)	-		(1.43)	11.55	1.33		996	.73	.69	7.17
12/31/06	12.32	.89	.36		1.25	(.78)	-		(.78)	12.79	10.59		832	.74	.70	7.12
12/31/05	12.81	.81	(.55)		.26	(.75)	-		(.75)	12.32	2.20		590	.75	.71	6.55
12/31/04	12.47	.81	.32		1.13	(.79)	-		(.79)	12.81	9.59		444	.75	.74	6.48
Class 3
12/31/08	11.65	.86	(3.64)		(2.78)	(.80)	-		(.80)	8.07	(23.76)		18	.66	.61	7.96
12/31/07	12.88	.92	(.72)		.20	(1.43)	-		(1.43)	11.65	1.40		28	.66	.62	7.21
12/31/06	12.39	.90	.36		1.26	(.77)	-		(.77)	12.88	10.66		34	.67	.63	7.19
12/31/05	12.87	.82	(.55)		.27	(.75)	-		(.75)	12.39	2.25		37	.68	.64	6.58
12/31/04 (4)	12.79	.78	.11		.89	(.81)	-		(.81)	12.87	7.52		46	.68 (5)	.68 (5)	6.57(5)
U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/08	$11.73	$.50	$.41		$.91	$(.35)	$-		$(.35)	$12.29	7.84%		$496	.43%	.38%	4.17%
12/31/07	11.87	.58	.20		.78	(.92)	-		(.92)	11.73	6.83		211	.46	.41	4.83
12/31/06	11.91	.55	(.10)		.45	(.49)	-		(.49)	11.87	3.95		218	.47	.42	4.64
12/31/05	12.07	.48	(.16)		.32	(.48)	-		(.48)	11.91	2.70		252	.47	.43	3.99
12/31/04	12.24	.45	(.03)		.42	(.59)	-		(.59)	12.07	3.58		286	.47	.46	3.68
Class 2
12/31/08	11.65	.47	.41		.88	(.33)	-		(.33)	12.20	7.63		1,219	.68	.64	3.93
12/31/07	11.79	.54	.19		.73	(.87)	-		(.87)	11.65	6.49		597	.71	.66	4.58
12/31/06	11.83	.51	(.09)		.42	(.46)	-		(.46)	11.79	3.75		402	.72	.67	4.40
12/31/05	12.00	.45	(.16)		.29	(.46)	-		(.46)	11.83	2.41		341	.72	.68	3.75
12/31/04	12.17	.41	(.03)		.38	(.55)	-		(.55)	12.00	3.30		285	.72	.71	3.42
Class 3
12/31/08	11.74	.48	.41		.89	(.33)	-		(.33)	12.30	7.66		33	.61	.57	4.03
12/31/07	11.86	.55	.20		.75	(.87)	-		(.87)	11.74	6.63		29	.64	.59	4.65
12/31/06	11.89	.52	(.09)		.43	(.46)	-		(.46)	11.86	3.80		32	.65	.60	4.45
12/31/05	12.05	.46	(.16)		.30	(.46)	-		(.46)	11.89	2.50		39	.65	.61	3.81
12/31/04 (4)	12.34	.41	(.11)		.30	(.59)	-		(.59)	12.05	2.58		43	.65 (5)	.65 (5)	3.51(5)
Cash Management Fund
Class 1
12/31/08	$11.40	$.24	$-	(8)	$.24	$(.20)	$-		$(.20)	$11.44	2.15%		$158	.32%	.29%	2.07%
12/31/07	11.62	.57	-	(8)	.57	(.79)	-		(.79)	11.40	4.95		112	.33	.30	4.88
12/31/06	11.31	.54	-	(8)	.54	(.23)	-		(.23)	11.62	4.81		98	.33	.30	4.74
12/31/05	11.09	.33	-	(8)	.33	(.11)	-		(.11)	11.31	2.97		75	.33	.30	2.91
12/31/04	11.07	.11	-	(8)	.11	(.09)	-		(.09)	11.09	.96		78	.37	.36	.96
Class 2
12/31/08	11.35	.20	.02		.22	(.19)	-		(.19)	11.38	1.90		1,023	.57	.54	1.73
12/31/07	11.56	.54	-	(8)	.54	(.75)	-		(.75)	11.35	4.73		452	.58	.55	4.61
12/31/06	11.26	.51	-	(8)	.51	(.21)	-		(.21)	11.56	4.59		282	.58	.55	4.52
12/31/05	11.05	.30	-	(8)	.30	(.09)	-		(.09)	11.26	2.68		153	.58	.55	2.71
12/31/04	11.03	.08	-	(8)	.08	(.06)	-		(.06)	11.05	.70		110	.61	.61	.76
Class 3
12/31/08	11.40	.22	.01		.23	(.19)	-		(.19)	11.44	1.99		25	.50	.47	1.91
12/31/07	11.60	.55	-	(8)	.55	(.75)	-		(.75)	11.40	4.83		20	.51	.48	4.70
12/31/06	11.29	.52	-	(8)	.52	(.21)	-		(.21)	11.60	4.64		18	.51	.48	4.53
12/31/05	11.07	.30	-	(8)	.30	(.08)	-		(.08)	11.29	2.74		16	.51	.48	2.70
12/31/04 (4)	11.07	.09	-	(8)	.09	(.09)	-		(.09)	11.07	.78		20	.54 (5)	.54 (5)	.80(5)

	Year Ended December 31
Portfolio turnover rate for all classes of shares	2008		2007	2006		2005	2004

Global Discovery Fund	46%		50%	31%		53%	28%
Global Growth Fund	38		38	31		26	24
Global Small Capitalization Fund	47		49	50		47	49
Growth Fund	26		40	35		29	30
International Fund	52		41	29		40	37
New World Fund	32		34	32		26	18
Blue Chip Income and Growth Fund	24		27	21		33	13
Global Growth and Income Fund	36		36	8	(6)	-	-
Growth-Income Fund	31		24	25		20	21
International Growth and Income Fund	-	(7)	-	-		-	-
Asset Allocation Fund	36		29	38		23	20
Bond Fund	62		57	57		46	34
Global Bond Fund	118		85	7	(9)	-	-
High-Income Bond Fund	29		32	35		35	38
U.S. Government/AAA-Rated Securities Fund	108		91	76		86	68
Cash Management Fund	-		-	-		-	-

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(4) From January 16, 2004, when Class 3 shares were first issued.
(5) Annualized.
(6) From May 1, 2006, commencement of operations.
(7) From November 18, 2008, commencement of operations.
(8) Amount less than $.01.
(9) From October 4, 2006, commencement of operations.
(10) From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") at December 31, 2008, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2008, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 4, 2009

Expense example
unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008, through December 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period(*)	Annualized expense ratio

Global Discovery Fund
Class 1 -- actual return	$1,000.00	$631.31	$2.26	.55%
Class 1 -- assumed 5% return	1,000.00	1,022.37	2.80	.55
Class 2 -- actual return	1,000.00	631.51	3.28	.80
Class 2 -- assumed 5% return	1,000.00	1,021.11	4.06	.80
Global Growth Fund
Class 1 -- actual return	$1,000.00	$683.54	$2.12	.50%
Class 1 -- assumed 5% return	1,000.00	1,022.62	2.54	.50
Class 2 -- actual return	1,000.00	682.58	3.17	.75
Class 2 -- assumed 5% return	1,000.00	1,021.37	3.81	.75
Global Small Capitalization Fund
Class 1 -- actual return	$1,000.00	$531.37	$2.62	.68%
Class 1 -- assumed 5% return	1,000.00	1,021.72	3.46	.68
Class 2 -- actual return	1,000.00	530.54	3.58	.93
Class 2 -- assumed 5% return	1,000.00	1,020.46	4.72	.93
Growth Fund
Class 1 -- actual return	$1,000.00	$607.94	$1.21	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.63	1.53	.30
Class 2 -- actual return	1,000.00	607.14	2.22	.55
Class 2 -- assumed 5% return	1,000.00	1,022.37	2.80	.55
Class 3 -- actual return	1,000.00	607.41	1.94	.48
Class 3 -- assumed 5% return	1,000.00	1,022.72	2.44	.48
International Fund
Class 1 -- actual return	$1,000.00	$656.67	$2.00	.48%
Class 1 -- assumed 5% return	1,000.00	1,022.72	2.44	.48
Class 2 -- actual return	1,000.00	656.38	3.04	.73
Class 2 -- assumed 5% return	1,000.00	1,021.47	3.71	.73
Class 3 -- actual return	1,000.00	656.20	2.75	.66
Class 3 -- assumed 5% return	1,000.00	1,021.82	3.35	.66
New World Fund
Class 1 -- actual return	$1,000.00	$632.23	$3.04	.74%
Class 1 -- assumed 5% return	1,000.00	1,021.42	3.76	.74
Class 2 -- actual return	1,000.00	631.06	4.06	.99
Class 2 -- assumed 5% return	1,000.00	1,020.16	5.03	.99
Blue Chip Income and Growth Fund
Class 1 -- actual return	$1,000.00	$750.05	$1.72	.39%
Class 1 -- assumed 5% return	1,000.00	1,023.18	1.98	.39
Class 2 -- actual return	1,000.00	748.13	2.81	.64
Class 2 -- assumed 5% return	1,000.00	1,021.92	3.25	.64
Global Growth and Income Fund
Class 1 -- actual return	$1,000.00	$650.61	$2.36	.57%
Class 1 -- assumed 5% return	1,000.00	1,022.27	2.90	.57
Class 2 -- actual return	1,000.00	650.24	3.36	.81
Class 2 -- assumed 5% return	1,000.00	1,021.06	4.12	.81
Growth-Income Fund
Class 1 -- actual return	$1,000.00	$700.19	$1.07	.25%
Class 1 -- assumed 5% return	1,000.00	1,023.88	1.27	.25
Class 2 -- actual return	1,000.00	698.97	2.14	.50
Class 2 -- assumed 5% return	1,000.00	1,022.62	2.54	.50
Class 3 -- actual return	1,000.00	699.46	1.84	.43
Class 3 -- assumed 5% return	1,000.00	1,022.97	2.19	.43
International Growth and Income Fund
Class 1 -- actual return ( )	$1,000.00	$1,092.80	$0.81	.66%
Class 1 -- assumed 5% return	1,000.00	1,021.82	3.35	.66
Class 2 -- actual return ( )	1,000.00	1,092.70	1.12	.91
Class 2 -- assumed 5% return	1,000.00	1,020.56	4.62	.91
Asset Allocation Fund
Class 1 -- actual return	$1,000.00	$753.91	$1.28	.29%
Class 1 -- assumed 5% return	1,000.00	1,023.68	1.48	.29
Class 2 -- actual return	1,000.00	752.80	2.38	.54
Class 2 -- assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 3 -- actual return	1,000.00	753.29	2.07	.47
Class 3 -- assumed 5% return	1,000.00	1,022.77	2.39	.47
Bond Fund
Class 1 -- actual return	$1,000.00	$911.96	$1.73	.36%
Class 1 -- assumed 5% return	1,000.00	1,023.33	1.83	.36
Class 2 -- actual return	1,000.00	910.57	2.93	.61
Class 2 -- assumed 5% return	1,000.00	1,022.07	3.10	.61
Global Bond Fund
Class 1 -- actual return	$1,000.00	$999.16	$2.66	.53%
Class 1 -- assumed 5% return	1,000.00	1,022.47	2.69	.53
Class 2 -- actual return	1,000.00	998.77	3.92	.78
Class 2 -- assumed 5% return	1,000.00	1,021.22	3.96	.78
High-Income Bond Fund
Class 1 -- actual return	$1,000.00	$774.19	$1.92	.43%
Class 1 -- assumed 5% return	1,000.00	1,022.97	2.19	.43
Class 2 -- actual return	1,000.00	774.38	3.03	.68
Class 2 -- assumed 5% return	1,000.00	1,021.72	3.46	.68
Class 3 -- actual return	1,000.00	774.27	2.72	.61
Class 3 -- assumed 5% return	1,000.00	1,022.07	3.10	.61
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return	$1,000.00	$1,066.58	$1.97	.38%
Class 1 -- assumed 5% return	1,000.00	1,023.23	1.93	.38
Class 2 -- actual return	1,000.00	1,065.62	3.27	.63
Class 2 -- assumed 5% return	1,000.00	1,021.97	3.20	.63
Class 3 -- actual return	1,000.00	1,065.99	2.91	.56
Class 3 -- assumed 5% return	1,000.00	1,022.32	2.85	.56
Cash Management Fund
Class 1 -- actual return	$1,000.00	$1,008.45	$1.46	.29%
Class 1 -- assumed 5% return	1,000.00	1,023.68	1.48	.29
Class 2 -- actual return	1,000.00	1,007.19	2.72	.54
Class 2 -- assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 3 -- actual return	1,000.00	1,008.04	2.37	.47
Class 3 -- assumed 5% return	1,000.00	1,022.77	2.39	.47

(*)The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

(†) From November 18, 2008, commencement of operations.

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, International Growth and Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2009. The agreement was amended to add additional advisory fee breakpoints if and when Growth Fund’s or Growth-Income Fund’s net assets exceed $34 billion, Global Small Capitalization Fund’s net assets exceed $5 billion, Global Growth and Income Fund’s net assets exceed $3 billion, New World Fund’s net assets exceed $2.5 billion and Global Bond Fund’s or Cash Management Fund’s net assets exceed $1 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to all three indexes over the three-year and five-year periods and lower over the 10-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were higher than both indexes.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to both indexes over the one-, three-, five- and 10-year periods and mixed over the 10-month period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the S&P Global Index (formerly Citigroup Global/World Index) and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to both indexes over the three-, five- and 10-year periods, and lower during the 10-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than the S&P Global Index and lower than the Lipper Index.

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to all three indexes over the 10-year period, superior to the S&P 500 and the Lipper Growth Funds Index over the five-year period, higher than the Lipper Growth Funds Index over the three-year period and lower than all three indexes over the 10-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were higher than all three indexes during each period and over the lifetime of the fund since May 1, 1990.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2008, and noted that the fund’s investment results were somewhat lower than the MSCI All Country World Index over the 10-month period but were otherwise higher than both indexes over each period, as well as over the lifetime of the fund since June 17, 1999.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to all three indexes over the 10-month and three-year periods and mixed over the one- and five-year periods. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were lower than all three indexes.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for three-month, 10-month and one-year periods ended October 31, 2008, and noted that while the fund’s investment results were lower than both indexes over each period, the fund’s investment returns were higher than both indexes over the lifetime of the fund since May 1, 2006.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to both indexes over the 10-year period, mixed over the 10-month and three-year periods, and lower over the one- and five-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than both indexes.

International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including developing countries. The board and committee considered the manner in which CRMC proposed to manage the fund to achieve its investment objective, the proposed investment policies and restrictions of the fund and CRMC’s experience in managing funds similar to the fund. The board and the committee also noted that the fund has been in operation since October 1, 2008, and investment results for longer periods were therefore not available.

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to the Lipper Index over the three-, five- and 10-year periods and higher than the S&P 500 over each period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were superior to the Lipper and Citigroup indexes but lower than the S&P 500.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to the Lipper Index but lower than the Citigroup Index over each period as well as over the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Barclays Capital Global Aggregate Index and (ii) the Lipper Global Income Funds Index. The board and the committee examined investment results for 10-month and one-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to the Lipper Index but lower than the Barclays Index over each period as well as over the lifetime of the fund since October 4, 2006. The board and the committee also noted that the fund had been in operation for a short period of time and investment results for longer periods were therefore not available.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were higher than both indexes over the 10-month, one-, three- and 10-year periods, mixed over the five-year period, and higher than the Lipper Index over the lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and over the lifetime of the fund since December 2, 1985, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Citigroup Treasury/Government Sponsored/Mortgage Index over each period.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were higher than the Lipper Index over three-, five- and 10-year periods but lower than the index over the 10-month and one-year periods. The fund’s investment results for its lifetime since February 8, 1984, were lower than the index.

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase, as well as the 10% advisory fee waiver that was then in effect. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of CRMC’s 10% advisory fee waiver that was then in effect, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the series[1]	Principal occupation(s) during past five years

Lee A. Ault III, 72	1999	Private investor and corporate director; former
Chairman of the Board		Chairman of the Board, In-Q-Tel, Inc. (technology
(Independent and		venture company funded principally by the Central
Non-Executive)		Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)

Joe E. Davis, 74	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production)

Martin Fenton, 73	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 62	1999	President and CEO, Fuller Consulting (financial management consulting firm)

W. Scott Hedrick, 63	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business

Merit E. Janow, 50	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body

Mary Myers Kauppila, 54	1994	Chairman of the Board and CEO, Ladera Management Company (private investment company)

Kirk P. Pendleton, 69	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Lee A. Ault III, 72	2	Anworth Mortgage Asset Corporation; Office Depot,
Chairman of the Board		Inc.
(Independent and
Non-Executive)

Joe E. Davis, 74	2	Anworth Mortgage Asset Corporation; Natural Alternatives International, Inc.

Martin Fenton, 73	18	None

Leonard R. Fuller, 62	16	None

W. Scott Hedrick, 63	2	Hot Topic, Inc.; Office Depot, Inc.

Merit E. Janow, 50	4	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Mary Myers Kauppila, 54	6	None

Kirk P. Pendleton, 69	7	None

H. Frederick Christie, a trustee of the series since 1994, retired from the board in December 2008. The trustees thank Mr. Christie for his dedication and long service to the series.

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with series	the series[1]	underwriter of the series

James K. Dunton, 71	1993	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
Company; Director, Capital Research and
Management Company

Donald D. O’Neal, 48	1998	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with series	trustee	Other directorships[3] held by trustee

James K. Dunton, 71	2	None
Vice Chairman of the Board

Donald D. O’Neal, 48	3	None
President

The fund’s statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with series	of the series[1]	principal underwriter of the series

Michael J. Downer, 54	1991	Senior Vice President, Secretary and Coordinator of
Executive Vice President		Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Alan N. Berro, 48	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Abner D. Goldstine, 79	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

Claudia P. Huntington, 56	1994	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

John H. Smet, 52	1994	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Carl M. Kawaja, 44	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Sung Lee, 42	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 46	1997	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company

C. Ross Sappenfield, 43	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Susan M. Tolson, 46	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

Steven I. Koszalka, 44	2003	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 42	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Karl C. Grauman, 41	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Gregory F. Niland, 37	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the series serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the series and
of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2008, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2009, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. INGEAR-995-0209P

Litho in USA RCG/L/8074-S16787

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Martin Fenton, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$359,000
2008	$394,000

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$132,000
2008	$142,000
The tax fees consist of professional services relating to the preparation of the registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$4,000
2008	$6,000
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $135,000 for fiscal year 2007 and $148,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American Funds Insurance Series®
Global Discovery Fund
Investment portfolio

December 31, 2008

Common stocks — 88.53%	Shares	Value (000)

SOFTWARE & SERVICES — 17.84%
Microsoft Corp.	186,800	$3,631
Yahoo! Inc.[1]	285,000	3,477
Global Payments Inc.	95,000	3,115
Google Inc., Class A1	10,000	3,076
SAP AG2	80,300	2,885
Oracle Corp.[1]	125,000	2,216
MasterCard Inc., Class A	15,000	2,144
Wirecard AG1,2	322,500	1,917
Autodesk, Inc.[1]	60,000	1,179
Tencent Holdings Ltd.[2]	151,600	987
United Internet AG2	108,000	969
eBay Inc.[1]	60,000	838
Moneysupermarket.com Group PLC[2]	235,000	183
		26,617

TECHNOLOGY HARDWARE & EQUIPMENT — 7.91%
Apple Inc.[1]	40,000	3,414
Cisco Systems, Inc.[1]	165,000	2,690
Delta Electronics, Inc.[2]	649,500	1,266
Logitech International SA1	70,000	1,091
EMC Corp.[1]	95,136	996
Avid Technology, Inc.[1]	85,000	927
HOYA CORP.[2]	45,200	783
Advantech Co., Ltd.[2]	430,720	632
		11,799

MEDIA — 7.61%
Time Warner Inc.	245,000	2,465
British Sky Broadcasting Group PLC[2]	305,000	2,146
Vivendi SA2	40,000	1,306
Daily Mail and General Trust PLC, Class A, nonvoting[2]	280,000	1,105
Walt Disney Co.	48,000	1,089
Omnicom Group Inc.	40,000	1,077
Scripps Networks Interactive, Inc., Class A	44,200	972
Grupo Televisa, SAB, ordinary participation certificates (ADR)	44,000	657
CTC Media, Inc.[1]	85,000	408
Next Media Ltd.[2]	1,157,000	135
		11,360

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.50%
Teva Pharmaceutical Industries Ltd. (ADR)	122,000	5,194
Novo Nordisk A/S, Class B2	46,000	2,348
Vertex Pharmaceuticals Inc.[1]	50,000	1,519
Richter Gedeon NYRT[2]	5,500	828
Illumina, Inc.[1]	25,000	651
UCB SA2	19,654	642
		11,182

RETAILING — 5.84%
O’Reilly Automotive, Inc.[1]	69,200	2,127
Bed Bath & Beyond Inc.[1]	65,000	1,652
Tractor Supply Co.[1]	45,000	1,626
Best Buy Co., Inc.	43,000	1,209
Lowe’s Companies, Inc.	50,000	1,076
Amazon.com, Inc.[1]	20,000	1,026
		8,716

BANKS — 5.40%
Banco Bradesco SA, preferred nominative	146,500	1,431
M&T Bank Corp.	22,000	1,263
HSBC Holdings PLC (Hong Kong)[2]	110,000	1,056
PT Bank Mandiri (Persero) Tbk[2]	5,000,000	957
BOC Hong Kong (Holdings) Ltd.[2]	760,000	868
Banco Bilbao Vizcaya Argentaria, SA2	45,600	561
Grupo Financiero Banorte, SAB de CV, Series O	280,000	505
BNP Paribas SA2	11,110	470
Banco Santander, SA2	36,947	357
Siam City Bank PCL[1,2]	1,045,000	216
Mizuho Financial Group, Inc.[2]	75	213
Malayan Banking Bhd.[2]	95,625	142
Hypo Real Estate Holding AG2	5,127	23
		8,062

UTILITIES — 4.82%
Xinao Gas Holdings Ltd.[2]	2,610,000	2,775
Iberdrola Renovables, SA Unipersonal[1,2]	550,000	2,384
Veolia Environnement[2]	64,700	2,035
		7,194

HEALTH CARE EQUIPMENT & SERVICES — 4.50%
Inverness Medical Innovations, Inc.[1]	87,000	1,645
American Medical Systems Holdings, Inc.[1]	169,000	1,519
Hologic, Inc.[1]	80,000	1,046
Beckman Coulter, Inc.	20,000	879
Varian Medical Systems, Inc.[1]	23,200	813
Zimmer Holdings, Inc.[1]	20,000	808
		6,710

ENERGY — 4.32%
Schlumberger Ltd.	82,200	3,480
Smith International, Inc.	50,000	1,144
WorleyParsons Ltd.[2]	100,000	1,016
Baker Hughes Inc.	25,000	802
		6,442

COMMERCIAL & PROFESSIONAL SERVICES — 3.83%
Cintas Corp.	85,000	1,975
Randstad Holding NV2	80,000	1,628
Monster Worldwide, Inc.[1]	100,000	1,209
Downer EDI Ltd.[2]	327,173	898
		5,710

TRANSPORTATION — 3.68%
Ryanair Holdings PLC (ADR)[1]	186,400	5,421
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	2,700	62
		5,483

TELECOMMUNICATION SERVICES — 3.11%
MTN Group Ltd.[2]	100,000	1,171
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B2	1,574,000	1,029
Philippine Long Distance Telephone Co. (ADR)	9,100	427
Philippine Long Distance Telephone Co.[2]	9,100	419
OJSC Mobile TeleSystems (ADR)	25,000	667
Singapore Telecommunications Ltd.[2]	350,000	625
LG Telecom Ltd.[2]	38,855	305
		4,643

CAPITAL GOODS — 2.74%
Fluor Corp.	40,000	1,795
Max India Ltd.[1,2]	500,000	1,212
Wolseley PLC[2]	160,000	902
Boart Longyear Ltd.[2,3]	1,226,640	176
		4,085

INSURANCE — 2.55%
Sampo Oyj, Class A2	125,000	2,341
China Life Insurance Co. Ltd., Class H2	398,000	1,227
American International Group, Inc.	150,000	235
		3,803

DIVERSIFIED FINANCIALS — 1.28%
State Street Corp.	25,000	983
American Express Co.	50,000	928
		1,911

CONSUMER DURABLES & APPAREL — 1.23%
China Dongxiang (Group) Co., Ltd.[2]	3,760,000	918
GEOX SpA[2]	105,050	646
Burberry Group PLC[2]	84,000	273
		1,837

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.16%
NVIDIA Corp.[1]	145,000	1,170
Siliconware Precision Industries Co., Ltd.[2]	609,647	534
Sunplus Technology Co. Ltd.[2]	62,573	25
		1,729

CONSUMER SERVICES — 0.95%
Las Vegas Sands Corp.[1]	150,000	890
OPAP (Greek Organization of Football Prognostics) SA2	18,490	533
		1,423

FOOD & STAPLES RETAILING — 0.21%
Wal-Mart de México, SAB de CV, Series V	118,600	318

REAL ESTATE — 0.14%
AEON Mall Co., Ltd.[2]	11,000	212

MISCELLANEOUS — 1.91%
Other common stocks in initial period of acquisition		2,854

Total common stocks (cost: $210,703,000)		132,090

		Value
Convertible securities — 0.77%	Shares	(000)

DIVERSIFIED FINANCIALS — 0.75%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	38,000	$1,117

MISCELLANEOUS — 0.02%
Other convertible securities in initial period of acquisition		25

Total convertible securities (cost: $2,121,000)		1,142

	Principal amount
Short-term securities — 10.04%	(000)

Lowe’s Cos. Inc. 0.35% due 3/16/2009	$3,500	3,491
AT&T Inc. 0.33% due 3/9/2009[4]	2,500	2,499
Freddie Mac 0.90% due 1/14/2009	2,000	1,999
Brown-Forman Corp. 0.65% due 2/11/2009[4]	2,000	1,999
Walt Disney Co. 1.05% due 2/17/2009	1,500	1,499
Jupiter Securitization Co., LLC 0.35% due 1/12/2009[4]	1,400	1,400
Ranger Funding Co. LLC 0.45% due 1/7/2009[4]	1,100	1,100
Caterpillar Financial Services Corp. 0.95% due 1/8/2009	1,000	1,000

Total short-term securities (cost: $14,991,000)		14,987

Total investment securities (cost: $227,815,000)		148,219
Other assets less liabilities		985

Net assets		$149,204

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $47,396,000, which represented 31.77% of the net assets of the fund.
[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Boart Longyear Ltd.	4/4/2007	$1,857	$176	.12%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	1,900	$1,117	.75

Total restricted securities		$3,757	$1,293	.87%

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,998,000, which represented 4.69% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth Fund
Investment portfolio

December 31, 2008

Common stocks — 81.21%	Shares	Value (000)

INFORMATION TECHNOLOGY — 15.95%
Microsoft Corp.	3,795,000	$73,775
Samsung Electronics Co., Ltd.[1]	196,055	71,053
Nokia Corp.[1]	1,986,500	30,873
Nokia Corp. (ADR)	1,334,000	20,810
Cisco Systems, Inc.[2]	2,721,500	44,360
Oracle Corp.[2]	2,250,000	39,892
Google Inc., Class A2	111,200	34,211
STMicroelectronics NV1	4,954,000	33,260
International Business Machines Corp.	350,000	29,456
SAP AG1	510,300	18,334
SAP AG (ADR)	200,000	7,244
ASML Holding NV (New York registered)	1,031,044	18,631
ASML Holding NV1	111,111	1,988
Citizen Holdings Co., Ltd.[1]	5,659,800	20,510
Murata Manufacturing Co., Ltd.[1]	480,600	18,798
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	9,092,214	12,469
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	717,065	5,665
Yahoo! Inc.[2]	1,433,600	17,490
Texas Instruments Inc.	1,050,000	16,296
Intel Corp.	1,058,000	15,510
Hewlett-Packard Co.	415,000	15,060
Canon, Inc.[1]	379,000	11,871
Altera Corp.	550,000	9,190
HTC Corp.[1]	806,000	8,146
Hon Hai Precision Industry Co., Ltd.[1]	3,476,095	6,866
KLA-Tencor Corp.	287,921	6,274
Tyco Electronics Ltd.	366,250	5,937
Agilent Technologies, Inc.[2]	350,000	5,470
LDH Corp.[1,2]	64,000	5,283
EMC Corp.[2]	410,500	4,298
Dell Inc.[2]	400,000	4,096
Venture Corp. Ltd.[1]	1,300,000	3,990
Chartered Semiconductor Manufacturing Ltd[1,2]	6,009,000	760
		617,866

HEALTH CARE — 9.94%
Novo Nordisk A/S, Class B1	1,455,200	74,267
Roche Holding AG1	343,500	52,548
UCB SA1	1,575,677	51,453
Merck & Co., Inc.	679,600	20,660
Bayer AG, non-registered shares[1]	349,300	20,570
UnitedHealth Group Inc.	725,500	19,298
Hospira, Inc.[2]	630,000	16,897
Pharmaceutical Product Development, Inc.	544,350	15,792
Nobel Biocare Holding AG1	714,070	14,536
Aetna Inc.	500,000	14,250
Stryker Corp.	355,000	14,182
Sonic Healthcare Ltd.[1]	1,313,003	13,635
Smith & Nephew PLC[1]	2,052,000	13,168
Shire Ltd. (ADR)	250,000	11,195
Pfizer Inc	600,000	10,626
ResMed Inc[2]	267,000	10,007
RHÖN-KLINIKUM AG, non-registered shares[1]	301,600	7,267
Intuitive Surgical, Inc.[2]	35,700	4,534
		384,885

CONSUMER DISCRETIONARY — 9.31%
Toyota Motor Corp.[1]	1,132,900	37,001
Honda Motor Co., Ltd.[1]	1,551,800	33,580
Virgin Media Inc.[2]	4,860,000	24,251
OPAP (Greek Organization of Football Prognostics) SA1	771,800	22,259
Esprit Holdings Ltd.[1]	3,600,500	20,525
Yamada Denki Co., Ltd.[1]	290,500	20,123
News Corp., Class A	2,083,407	18,938
Yamaha Corp.[1]	1,863,500	17,240
GOME Electrical Appliances Holding Ltd.[1]	154,457,000	16,901
McDonald’s Corp.	250,000	15,548
Yue Yuen Industrial (Holdings) Ltd.[1]	7,700,000	15,260
H & M Hennes & Mauritz AB, Class B1	376,000	14,810
Target Corp.	370,000	12,776
adidas AG1	327,000	12,608
NIKE, Inc., Class B	160,000	8,160
Lagardère Groupe SCA[1]	200,000	8,138
Harman International Industries, Inc.	440,000	7,361
Bosideng International Holdings Ltd.[1]	71,950,000	6,812
Best Buy Co., Inc.	235,000	6,606
Carphone Warehouse Group PLC[1]	4,925,000	6,468
Aristocrat Leisure Ltd.[1]	2,178,931	6,141
Burberry Group PLC[1]	1,870,000	6,066
Carnival Corp., units	225,000	5,472
Suzuki Motor Corp.[1]	313,000	4,318
Nikon Corp.[1]	301,000	3,598
Liberty Media Corp., Liberty Interactive, Series A2	1,036,387	3,234
Kesa Electricals PLC[1]	2,473,400	3,199
Garmin Ltd.	89,500	1,716
Multi Screen Media Private Ltd.[1,2,3]	16,148	1,360
		360,469

CONSUMER STAPLES — 8.27%
Unilever NV, depository receipts[1]	1,766,000	42,897
Avon Products, Inc.	1,521,200	36,554
Anheuser-Busch InBev NV1	1,195,424	27,784
Diageo PLC[1]	1,870,000	26,310
Beiersdorf AG1	386,500	23,050
Pernod Ricard Co.[1]	299,750	22,283
Coca-Cola Co.	360,000	16,297
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	246,000	10,900
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	44,000	1,595
Woolworths Ltd.[1]	608,483	11,581
PepsiCo, Inc.	200,000	10,954
SABMiller PLC[1]	600,000	10,218
Cosan Ltd., Class A2	2,600,000	8,996
Groupe Danone SA1	145,000	8,773
Procter & Gamble Co.	135,000	8,346
C&C Group PLC[1]	4,000,000	8,119
Nestlé SA1	200,000	7,834
Tesco PLC[1]	1,430,000	7,535
METRO AG1	170,608	6,933
L’Oréal SA1	64,303	5,602
Philip Morris International Inc.	125,000	5,439
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	200,000	5,360
Kimberly-Clark de México, SAB de CV, Class A	1,540,000	5,081
Altria Group, Inc.	125,000	1,883
		320,324

TELECOMMUNICATION SERVICES — 7.86%
Koninklijke KPN NV1	5,275,830	76,694
América Móvil, SAB de CV, Series L (ADR)	1,547,000	47,942
Telefónica, SA1	1,670,799	37,545
Vodafone Group PLC[1]	12,887,250	26,240
Qwest Communications International Inc.	7,000,000	25,480
AT&T Inc.	800,000	22,800
Telekom Austria AG, non-registered shares[1]	1,445,200	20,941
Telecom Italia SpA[1]	6,595,500	10,755
Telecom Italia SpA, nonvoting[1]	6,921,500	7,743
SOFTBANK CORP.[1]	760,000	13,733
NTT DoCoMo, Inc.[1]	5,000	9,835
Telstra Corp. Ltd.[1]	1,770,000	4,835
		304,543

INDUSTRIALS — 7.71%
General Electric Co.	3,470,455	56,221
Deutsche Post AG1	2,858,700	48,484
Ryanair Holdings PLC (ADR)[2]	1,111,300	32,317
United Technologies Corp.	492,000	26,371
KBR, Inc.	1,605,000	24,396
Schneider Electric SA1	244,000	18,271
Vestas Wind Systems A/S1,2	238,870	14,238
Siemens AG1	176,200	13,230
Randstad Holding NV1	517,000	10,522
European Aeronautic Defence and Space Co. EADS NV1	500,000	8,462
Tyco International Ltd.	366,250	7,911
FANUC LTD[1]	100,000	7,096
Michael Page International PLC[1]	1,995,000	6,280
ABB Ltd[1,2]	355,000	5,318
Tata Motors Ltd.[1]	1,535,000	5,129
Macquarie Infrastructure Group[1]	4,000,000	4,894
United Parcel Service, Inc., Class B	75,000	4,137
Finmeccanica SpA[1]	235,000	3,609
ALSTOM SA1	30,066	1,780
		298,666

FINANCIALS — 6.16%
Macquarie Group Ltd.[1]	2,027,300	42,033
Allianz SE1	292,000	31,397
AXA SA1	1,088,000	24,317
JPMorgan Chase & Co.	700,000	22,071
Banco Santander, SA1	1,860,148	17,997
Prudential PLC[1]	2,609,000	16,066
HSBC Holdings PLC (United Kingdom)[1]	1,500,000	14,521
Industrial and Commercial Bank of China Ltd., Class H1	19,500,000	10,364
AFLAC Inc.	215,000	9,856
Mizuho Financial Group, Inc.[1]	3,000	8,510
Türkiye Garanti Bankasi AS1,2	4,800,000	8,242
Société Générale[1]	138,800	7,047
Türkiye Is Bankasi AS, Class C1	2,405,000	6,505
Bumiputra-Commerce Holdings Bhd.[1]	3,750,000	6,405
Erste Bank der oesterreichischen Sparkassen AG1	262,180	6,161
Bank of Nova Scotia	140,000	3,827
Ayala Land, Inc.[1]	19,300,000	2,676
ING Groep NV, depository receipts[1]	72,413	759
		238,754

ENERGY — 4.67%
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	900,000	22,041
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	560,000	11,430
TOTAL SA1	590,000	32,245
Reliance Industries Ltd.[1]	938,000	23,965
Chevron Corp.	300,000	22,191
Royal Dutch Shell PLC, Class B1	574,666	14,628
Royal Dutch Shell PLC, Class B (ADR)	139,643	7,182
Canadian Natural Resources, Ltd.	280,700	11,230
Tenaris SA (ADR)	465,000	9,756
Imperial Oil Ltd.	257,928	8,677
Eni SpA[1]	300,000	7,126
StatoilHydro ASA[1]	366,435	6,075
OAO Gazprom (ADR)[1]	300,000	4,300
		180,846

UTILITIES — 3.42%
RWE AG1	317,500	28,613
GDF Suez[1]	553,000	27,456
Veolia Environnement[1]	598,463	18,829
E.ON AG1	428,400	17,366
CLP Holdings Ltd.[1]	2,430,000	16,523
Public Power Corp. SA1	926,700	14,917
Fortum Oyj[1]	407,462	8,774
		132,478

MATERIALS — 3.08%
Sigma-Aldrich Corp.	659,649	27,864
AMG Advanced Metallurgical Group NV1,2,4	1,600,800	15,735
JSC Uralkali (GDR)[1]	1,226,587	10,987
JSC Uralkali (GDR)[1,5]	160,015	1,433
Potash Corp. of Saskatchewan Inc.	151,000	11,056
Akzo Nobel NV1	258,000	10,666
First Quantum Minerals Ltd.	452,800	6,544
UPM-Kymmene Oyj[1]	490,000	6,228
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	580,000	6,177
Weyerhaeuser Co.	200,000	6,122
Holcim Ltd.[1]	100,000	5,722
Nitto Denko Corp.[1]	273,000	5,233
Aracruz Celulose SA, Class B, preferred nominative (ADR)	179,523	2,025
Central African Mining & Exploration Co. PLC[1,2]	57,039,626	1,755
OAO Severstal (GDR)[1]	574,600	1,584
		119,131

MISCELLANEOUS — 4.84%
Other common stocks in initial period of acquisition		187,478

Total common stocks (cost: $4,247,440,000)		3,145,440

Preferred stocks — 0.05%	Shares

FINANCIALS — 0.05%
SMFG Capital USD 3 Ltd. 9.50%[5,6]	2,200,000	2,027
SMFG Capital USD 2 Ltd. 8.75% noncumulative[5]	100,000	84

Total preferred stocks (cost: $2,117,000)		2,111

	Principal amount
Short-term securities — 18.36%	(000)

Federal Home Loan Bank 0.25%–1.00% due 2/9–3/13/2009	$110,300	110,252
Freddie Mac 0.75%–2.15% due 1/16–2/23/2009	57,065	57,045
Canada Government 0.50% due 4/6/2009	40,000	39,973
Procter & Gamble International Funding S.C.A. 1.15%–1.55% due 1/6–1/15/2009[5]	35,953	35,941
Denmark (Kingdom of) 0.88% due 2/6/2009	32,800	32,770
AT&T Inc. 0.40%–1.15% due 1/7–1/20/2009[5]	31,700	31,693
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009[5]	29,300	29,294
BP Capital Markets PLC 0.65%–0.85% due 3/11–4/8/2009[5]	28,250	28,234
Total Capital Canada Ltd. 0.65%–1.05% due 1/9–2/17/2009[5]	27,700	27,668
Shell International Finance BV 0.40% due 4/30/2009[5]	27,100	27,077
Nestlé Capital Corp. 0.65% due 2/10/2009[5]	24,800	24,778
Rabobank USA Financial Corp. 0.85% due 1/9/2009	24,000	23,995
Calyon North America Inc. 0.93% due 2/27/2009	23,700	23,665
Société Générale North America, Inc. 0.11% due 1/2/2009	20,000	20,000
KfW 1.15% due 1/8/2009[5]	20,000	19,995
Export Development Canada 1.05% due 5/8/2009	20,000	19,982
U.S. Treasury Bills 1.89% due 2/19/2009	19,900	19,900
Bank of Nova Scotia 1.25% due 2/11/2009	18,700	18,663
International Bank for Reconstruction and Development 0.75% due 1/20/2009	17,600	17,593
Caisse d’Amortissesment de la Dette Sociale 1.20% due 2/9/2009	16,300	16,264
BASF AG 2.00% due 2/10/2009[5]	15,000	14,969
Fannie Mae 0.20%–0.27% due 2/18–4/15/2009	12,700	12,696
Unilever Capital Corp. 0.40%–0.80% due 4/13–4/21/2009[5]	12,000	11,986
Ranger Funding Co. LLC 0.25% due 1/26/2009[5]	10,900	10,898
Novartis Finance Corp. 0.25% due 2/19/2009[5]	10,300	10,296
General Dynamics Corp. 0.15% due 1/15/2009[5]	9,500	9,499
Thunder Bay Funding, LLC 0.80% due 1/15/2009[5]	8,300	8,297
Private Export Funding Corp. 1.05% due 2/5/2009[5]	5,000	4,995
Emerson Electric Co. 0.25% due 3/17/2009[5]	2,600	2,599

Total short-term securities (cost: $710,752,000)		711,017

Total investment securities (cost: $4,960,309,000)		3,858,568
Other assets less liabilities		14,829

Net assets		$3,873,397

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,”
was $1,905,130,000, which represented 49.18% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 9/6/2000–4/18/2002 at a cost of $6,378,000) may be subject to legal or contractual restrictions on resale.

[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $301,763,000, which represented 7.79% of the net assets of the fund.

[6]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Global Small Capitalization Fund
Investment portfolio

December 31, 2008

Common stocks — 81.03%	Shares	Value (000)

HEALTH CARE — 15.28%
Myriad Genetics, Inc.[1]	578,800	$38,351
Volcano Corp.[1]	2,215,834	33,238
NuVasive, Inc.[1]	728,200	25,232
Masimo Corp.[1]	780,000	23,267
ABIOMED, Inc.[1]	1,195,000	19,622
Illumina, Inc.[1]	663,500	17,284
Applera Corp., Celera Corp.[1]	1,112,500	12,382
Cochlear Ltd.[2]	308,079	12,372
Nakanishi Inc.[2]	188,900	11,932
Integra LifeSciences Holdings Corp.[1]	325,000	11,560
Greatbatch, Inc.[1]	405,200	10,722
ResMed Inc[1]	250,000	9,370
Millipore Corp.[1]	175,000	9,016
Gerresheimer AG, non-registered shares[2]	249,612	6,860
Inverness Medical Innovations, Inc.[1]	362,500	6,855
EGIS Nyrt.[2]	126,600	6,729
CardioNet, Inc.[1]	256,000	6,310
DiaSorin SpA[2]	262,800	5,238
Array BioPharma Inc.[1]	1,115,000	4,516
Sonic Healthcare Ltd.[2]	432,860	4,495
Haemonetics Corp.[1]	78,400	4,430
Laboratorios Almirall, SA2	561,400	4,385
ZOLL Medical Corp.[1]	227,100	4,290
American Medical Systems Holdings, Inc.[1]	299,596	2,693
ArthroCare Corp.[1]	562,300	2,682
Beckman Coulter, Inc.	57,500	2,527
AS ONE Corp.[2]	126,500	2,444
Invacare Corp.	140,000	2,173
Simcere Pharmaceutical Group (ADR)[1]	300,000	2,151
Laboratorios Farmacéuticos ROVI, SA2	255,000	2,091
Hologic, Inc.[1]	140,000	1,830
Phase Forward Inc.[1]	140,000	1,753
Sirona Dental Systems, Inc.[1]	96,243	1,011
AtriCure, Inc.[1]	379,900	843
Ipca Laboratories Ltd.[2]	95,000	732
A&D Pharma Holdings NV (GDR)[1,2]	232,200	679
WuXi PharmaTech (Cayman) Inc. (ADR)[1]	69,500	555
QRxPharma Ltd.[1,2]	3,000,000	427
Top Glove Corp. Bhd.[2]	285,540	291
Arpida Ltd.[1,2]	369,967	252
Ondine Biopharma Corp.[1,3,4]	2,620,000	108
Ondine Biopharma Corp.[1,4]	400,000	16
Ondine Biopharma Corp. (GBP denominated)[1,2,3,4]	490,000	14
		313,728

INDUSTRIALS — 14.77%
International Container Terminal Services, Inc.[2]	47,285,000	12,926
TrueBlue, Inc.[1]	1,297,000	12,412
Hyunjin Materials Co., Ltd.[2]	617,736	11,332
Pfeiffer Vacuum Technology AG2	168,000	11,152
Flowserve Corp.	200,000	10,300
TaeWoong Co., Ltd.[2]	165,000	10,211
Monster Worldwide, Inc.[1]	735,000	8,886
GS Engineering & Construction Corp.[2]	175,000	8,310
Prysmian SpA[2]	525,000	8,266
Michael Page International PLC[2]	2,620,000	8,248
Sungkwang Bend Co., Ltd.[2]	748,934	7,636
Herman Miller, Inc.	542,500	7,069
Société BIC SA2	120,000	6,912
Pyeong San Co., Ltd.[1,2]	318,000	6,475
Navigant Consulting, Inc.[1]	400,000	6,348
Container Corp. of India Ltd.[2]	481,526	6,184
TK Corp.[1,2]	330,750	5,917
John Bean Technologies Corp.	714,689	5,839
Aboitiz Equity Ventures, Inc.[2]	48,700,000	5,751
Koninklijke BAM Groep NV2	602,000	5,427
Corrections Corporation of America[1]	330,300	5,404
Downer EDI Ltd.[2]	1,797,509	4,935
Bradken Ltd.[2]	2,445,000	4,806
MSC Industrial Direct Co., Inc., Class A	125,000	4,604
J&P-AVAX SA2	1,406,000	4,473
Hopewell Highway Infrastructure Ltd.[2]	7,896,000	4,404
ALL — América Latina Logística, units	1,000,000	4,323
Textron Inc.	301,400	4,180
Horizon North Logistics Inc.[1,4]	5,700,000	4,070
JVM Co., Ltd.[2,4]	411,500	3,817
Jain Irrigation Systems Ltd.[2]	525,000	3,807
BayWa AG2	101,450	3,678
Dalian Port (PDA) Co. Ltd., Class H2	13,700,000	3,487
Charter International PLC[2]	710,000	3,427
Uponor Oyj[2]	303,000	3,296
Hays PLC[2]	3,180,000	3,243
PRONEXUS INC.[2]	318,000	2,948
Goodpack Ltd.[2]	4,940,000	2,868
Advisory Board Co.[1]	124,304	2,772
Ellaktor SA2	460,000	2,768
S&T Holdings Co. Ltd.[2]	580,200	2,720
SIA Engineering Co. Ltd.[2]	1,929,000	2,708
Beacon Roofing Supply, Inc.[1]	194,600	2,701
Intertek Group PLC[2]	235,000	2,692
Mine Safety Appliances Co.	110,000	2,630
DCC PLC[2]	175,000	2,553
Houston Wire & Cable Co.	267,600	2,491
Danieli & C. Officine Meccaniche SpA, nonconvertible shares[2]	400,000	2,478
BELIMO Holding AG2	3,450	2,430
United Stationers Inc.[1]	70,000	2,344
Kaba Holding AG2	9,500	2,322
Lonrho PLC[1,2]	33,607,000	2,244
S1 Corp.[2]	50,000	2,164
CRA International, Inc.[1]	80,000	2,154
Seco Tools AB, Class B2	275,000	2,122
MISUMI Group Inc.[2]	165,000	1,975
Frigoglass SAIC[2]	408,473	1,955
GfK AG2	62,500	1,931
Watsco, Inc.	48,000	1,843
Geberit AG2	16,500	1,767
Sintex Industries Ltd.[2]	429,100	1,683
Permasteelisa SpA[2]	120,000	1,645
Georg Fischer Ltd[1,2]	7,000	1,598
Aalberts Industries NV2	214,883	1,539
De La Rue PLC[2]	112,179	1,484
Indutrade AB2	168,000	1,441
Trakya Cam Sanayii AS1,2	2,366,730	1,428
American Shipping Co. ASA[1,2]	188,000	892
I. Kloukinas — I. Lappas SA2	403,000	805
G-Shank Enterprise Co., Ltd.[2]	1,958,745	756
Aker Philadelphia Shipyard ASA[2,3]	110,800	621
Northgate PLC[2]	334,246	376
		303,403

INFORMATION TECHNOLOGY — 14.24%
Kingboard Chemical Holdings Ltd.[2]	11,482,000	20,779
Heartland Payment Systems, Inc.	1,000,000	17,500
Hittite Microwave Corp.[1]	525,000	15,466
Semtech Corp.[1]	1,170,000	13,186
Intersil Corp., Class A	1,425,000	13,096
Novell, Inc.[1]	3,358,800	13,066
IAC/InterActiveCorp[1]	800,000	12,584
Global Unichip Corp.[2]	3,439,956	12,325
SkillSoft PLC (ADR)[1]	1,550,000	11,067
Ultimate Software Group, Inc[1]	720,000	10,512
TIBCO Software Inc.[1]	2,005,800	10,410
AAC Acoustic Technologies Holdings Inc.[1,2]	20,577,000	9,281
Autodesk, Inc.[1]	460,000	9,039
ACI Worldwide, Inc.[1]	535,000	8,507
Red Hat, Inc.[1]	637,656	8,430
Delta Electronics (Thailand) PCL[2]	23,250,000	8,253
Perfect World Co., Ltd., Class B (ADR)[1]	445,000	7,676
Halma PLC[2]	2,182,500	6,469
KLA-Tencor Corp.	290,000	6,319
Mentor Graphics Corp.[1]	1,155,000	5,971
Infotech Enterprises Ltd.[2]	2,585,988	5,582
Advantech Co., Ltd.[2]	3,712,535	5,446
DTS, Inc.[1]	264,095	4,846
austriamicrosystems AG, non-registered shares[2]	384,868	4,562
Concur Technologies, Inc.[1]	128,682	4,223
Verifone Holdings, Inc.[1]	775,000	3,798
Kingboard Laminates Holdings Ltd.[2]	15,393,509	3,611
Hana Microelectronics PCL[2]	11,370,000	3,327
SupportSoft, Inc.[1]	1,225,000	2,732
LoopNet, Inc.[1]	400,000	2,728
DemandTec, Inc.[1]	335,000	2,703
Wistron Corp.[2]	3,333,000	2,567
Renishaw PLC[2]	355,000	2,559
Varian Semiconductor Equipment Associates, Inc.[1]	140,800	2,551
Logitech International SA1	150,000	2,337
Stratasys, Inc.[1]	210,000	2,258
Wincor Nixdorf AG2	40,000	1,912
Veeco Instruments Inc.[1]	250,000	1,585
Spectris PLC[2]	200,000	1,566
Tripod Technology Corp.[2]	1,546,752	1,538
Redington (India) Ltd.[2]	587,671	1,432
DFI, Inc.[2]	997,435	1,278
Ono Sokki Co., Ltd.[2]	287,000	1,257
Cyntec Co., Ltd.[2]	1,450,370	1,207
Delta Networks, Inc.[2]	7,000,000	1,096
HSW International, Inc.[1,3]	1,902,173	723
HSW International, Inc.[1,2,3]	674,303	183
Monotype Imaging Holdings Inc.[1]	138,900	806
CallWave, Inc.[1,4]	1,348,700	688
i2 Technologies, Inc.[1]	95,294	609
Kaboose Inc.[1]	1,500,000	431
Rubicon Technology, Inc.[1]	74,500	317
Avid Technology, Inc.[1]	4,922	54
		292,448

CONSUMER DISCRETIONARY — 12.66%
Jumbo SA2,4	7,800,170	47,401
Fourlis[2,4]	2,804,285	19,641
Lions Gate Entertainment Corp.[1]	2,750,000	15,125
MGM Mirage, Inc.[1]	909,173	12,510
Central European Media Enterprises Ltd., Class A1	500,000	10,860
Royal Caribbean Cruises Ltd.	725,000	9,969
Pantaloon Retail (India) Ltd.[2]	2,000,000	9,046
Schibsted ASA[2]	741,000	8,906
Las Vegas Sands Corp.[1]	1,500,000	8,895
Live Nation, Inc.[1]	1,350,000	7,749
Café de Coral Holdings Ltd.[2]	3,800,000	7,717
Blue Nile, Inc.[1]	300,400	7,357
Xinyi Glass Holdings Ltd.[2]	26,900,000	7,274
GEOX SpA[2]	1,145,750	7,046
Integrated Distribution Services Group Ltd.[2]	6,161,000	6,795
Harman International Industries, Inc.	375,000	6,274
Marvel Entertainment, Inc.[1]	200,000	6,150
Tiffany & Co.	252,900	5,976
Cheil Worldwide Inc.[2]	37,100	5,781
Chipotle Mexican Grill, Inc., Class A1	86,689	5,373
CTC Media, Inc.[1]	1,100,000	5,280
Rightmove PLC[2]	1,582,552	4,069
American Axle & Manufacturing Holdings, Inc.	1,260,000	3,641
Life Time Fitness, Inc.[1]	265,000	3,432
Raffles Education Corp. Ltd.[2]	8,200,000	3,250
Titan Industries Ltd.[2]	166,700	3,204
Ekornes ASA[2]	293,100	2,854
Rambler Media Ltd.[1,2,4]	924,894	2,829
Gafisa SA, ordinary nominative	500,000	2,268
Billabong International Ltd.[2]	380,000	2,168
USS Co., Ltd.[2]	37,800	1,996
Timberland Co., Class A1	150,000	1,732
Bloomsbury Publishing PLC[2]	625,000	1,454
OSIM International Ltd.[1,2,4]	28,920,000	1,414
Kuoni Reisen Holding AG, Class B2	3,437	1,160
Beter Bed Holding NV2	82,500	984
Ten Alps PLC[1,2]	2,600,000	967
Next Media Ltd.[2]	4,506,000	525
Phorm, Inc.[1,2]	125,000	516
Gaming VC Holdings SA2	200,000	288
Entertainment Rights PLC[1,2]	8,500,000	85
Mobile Travel Guide, Inc.[1,2,3]	219,739	36
CEC Unet PLC[1,2]	14,911,148	—
		259,997

FINANCIALS — 5.27%
First Niagara Financial Group, Inc.	704,800	11,397
Hopewell Holdings Ltd.[2]	3,200,000	10,585
Redwood Trust, Inc.	400,000	5,964
Portfolio Recovery Associates, Inc.[1]	160,700	5,438
Champion Real Estate Investment Trust[2]	19,418,000	5,231
Central Pattana PCL[2]	11,818,000	4,989
Hargreaves Lansdown PLC[2]	2,108,000	4,979
Dolphin Capital Investors Ltd.[1,2]	7,805,320	4,789
Banco Daycoval SA, preferred nominative	2,085,700	4,779
Asya Katilim Bankasi AS, Class B1,2	5,774,040	4,400
Daegu Bank, Ltd.[2]	790,000	4,307
Azimut Holding SpA[2]	760,000	4,104
Union Bank of the Philippines[2]	7,758,200	3,559
United Bankshares, Inc.	105,000	3,488
eHealth, Inc.[1]	255,000	3,386
Indiabulls Real Estate Ltd.[2]	1,200,000	3,314
Dah Sing Financial Holdings Ltd.[2]	1,200,000	3,099
Banco Cruzeiro do Sol SA, preferred nominative	1,377,100	2,977
Pusan Bank[2]	575,000	2,608
Frasers Commercial Trust[2]	13,607,000	2,236
Airesis SA1,2,4	3,294,151	2,103
Banco Pine SA, preferred nominative	1,200,000	1,863
Gruppo MutuiOnline SpA[2]	475,000	1,837
Robinsons Land Corp., Class B2	13,811,700	1,452
MGIC Investment Corp.	325,000	1,131
Islamic Arab Insurance Co.[1]	5,250,000	1,115
Banco ABC Brasil SA, preferred nominative	364,300	817
TICON Industrial Connection PCL[2]	4,585,000	775
Public Service Properties Investments Ltd.[2]	1,222,000	675
Paraná Banco SA, preferred nominative	382,280	413
Golden Land Property Development PCL, nonvoting depository receipt[2]	5,265,943	327
Banco Patagonia SA, Class B (BDR)	11,400	82
		108,219

MATERIALS — 4.25%

European Goldfields Ltd.[1,2]	4,691,100	11,108
Allied Gold Ltd.[1,2,4]	22,715,274	6,845
Allied Gold Ltd. (GBP denominated)[1,2,4]	3,800,000	1,155
KazakhGold Group Ltd. (GDR)[1,2,5]	1,500,000	5,933
KazakhGold Group Ltd. (GDR)[1,2]	164,402	650
FUCHS PETROLUB AG2	91,000	4,989
Jaguar Mining Inc.[1,3]	952,500	4,878
Rusoro Mining Ltd.[1,3]	6,011,765	3,206
Rusoro Mining Ltd.[1]	1,666,667	889
Prism Cement Ltd.[2]	9,500,000	3,620
Eastern Platinum Ltd.[1]	12,650,000	3,478
Mineral Deposits Ltd.[1,2]	4,731,343	2,363
Mineral Deposits Ltd. (CAD denominated)[1,2]	2,100,000	1,049
Sika AG, non-registered shares[2]	3,900	3,298
Lynas Corp. Ltd.[1,2]	15,117,916	3,053
Major Drilling Group International Inc.	274,800	2,819
African Minerals Ltd.[1,2,4]	6,905,000	2,020
African Minerals Ltd.[1,2,3,4]	2,480,000	725
J.K. Cement Ltd.[2]	2,923,000	2,654
Anadolu Cam Sanayii AS1,2	2,972,448	2,238
Kenmare Resources PLC[1,2]	19,842,759	2,208
Nihon Parkerizing Co., Ltd.[2]	243,000	2,103
Coal of Africa Ltd.[1,2]	2,500,000	1,564
Northern Iron Ltd.[1,2]	2,483,549	1,530
Central African Mining & Exploration Co. PLC[1,2]	49,705,000	1,529
Oxus Gold PLC[1,2]	18,084,300	1,463
Gemfields Resources PLC[1,2,3]	8,149,333	1,067
Gemfields Resources PLC[1,2]	2,000,000	262
Polo Resources Ltd.[1,2]	42,847,500	1,247
Intrepid Potash, Inc.[1]	51,100	1,061
Gem Diamonds Ltd.[1,2]	265,000	994
AMG Advanced Metallurgical Group NV1,2	85,507	841
Mangalam Cement Ltd.[2]	790,000	762
Banro Corp.[1]	698,000	716
Gindalbie Metals Ltd.[1,2]	1,646,980	700
Orsu Metals Corp.[1]	5,882,318	483
Kemira Oyj[2]	49,077	412
Gladstone Pacific Nickel Ltd.[1,2]	1,394,000	345
Mwana Africa PLC[1,2]	6,757,454	332
Chaarat Gold Holdings Ltd.[1,2,3]	1,710,000	224
Hard Creek Nickel Corp.[1,3]	1,997,100	172
Zoloto Resources Ltd.[1]	2,395,200	157
Murchison Metals Ltd.[1,2]	227,027	104
PT Sumalindo Lestari Jaya, Tbk[1,2]	2,967,000	48
		87,294

UTILITIES — 3.20%
Xinao Gas Holdings Ltd.[2]	32,539,000	34,596
Manila Electric Co.[2]	11,037,280	12,802
EDF Energies Nouvelles SA2	354,250	12,567
Energy Development Corp.[2]	56,950,000	2,363
Cascal NV	336,100	1,351
Electricity Generating PCL[2]	550,000	1,109
Glow Energy PCL[2]	1,586,500	1,052
		65,840

ENERGY — 3.18%
Concho Resources Inc.[1]	649,000	14,810
Heritage Oil Ltd.[1,2]	4,563,000	13,690
BJ Services Co.	1,010,000	11,787
Oceaneering International, Inc.[1]	200,000	5,828
Regal Petroleum PLC[1,2]	7,555,500	4,415
KNM Group Bhd.[2]	35,500,000	4,253
OPTI Canada Inc.[1]	2,131,100	3,148
Serica Energy PLC[1,2]	4,667,000	2,115
Oilexco Inc. (GBP denominated)[1,2,3]	1,900,000	558
Oilexco Inc. (GBP denominated)[1,2]	1,755,000	515
Oilexco Inc.[1,3]	985,000	230
Oilexco Inc.[1]	303,900	71
Rex Energy Corp.[1]	434,594	1,278
Bankers Petroleum Ltd.[1,3]	1,000,000	607
Bankers Petroleum Ltd.[1]	695,333	423
Leni Gas & Oil PLC[1,2,3]	25,500,000	725
Timan Oil & Gas PLC[1,2]	5,335,000	368
Mart Resources, Inc.[1,3]	7,875,625	258
Coalcorp Mining Inc.[1]	1,285,715	206
Enterprise Energy Resources Ltd.[1,3]	126,000	9
		65,294

CONSUMER STAPLES — 2.59%
China Agri-Industries Holdings Ltd.[1,2]	21,558,000	10,849
China Green (Holdings) Ltd.[2]	8,796,000	7,031
Andersons, Inc.	400,000	6,592
Kernel Holding SA1,2	1,555,000	6,502
Chattem, Inc.[1]	90,000	6,438
Lakshmi Energy and Foods Ltd.[1,2]	1,497,000	6,073
Hain Celestial Group, Inc.[1]	240,000	4,582
PT Indofood Sukses Makmur Tbk[2]	19,958,500	1,796
Drogasil SA, ordinary nominative	341,900	1,478
Indage Vintners Ltd.[2]	618,483	1,321
Universal Robina Corp.[2]	4,638,400	575
		53,237

TELECOMMUNICATION SERVICES — 0.63%
True Corp. PCL[1,2]	104,000,000	5,545
tw telecom inc.[1]	650,000	5,505
StarHub Ltd[2]	1,372,250	1,865
		12,915

MISCELLANEOUS — 4.96%
Other common stocks in initial period of acquisition		101,877

Total common stocks (cost: $2,849,782,000)		1,664,252

Rights & warrants — 0.02%

MATERIALS — 0.02%
Rusoro Mining Ltd., warrants, expire 2012[1,3]	4,500,000	425
Rusoro Mining Ltd., warrants, expire 2011[1,2]	833,334	—
Rusoro Mining Ltd., warrants, expire 2012[1,2,3]	755,882	—
Hard Creek Nickel Corp., warrants, expire 2010[1,2,3]	998,550	16
		441

INDUSTRIALS — 0.00%
Goodpack Ltd., warrants, expire 2009[1]	617,500	52

ENERGY — 0.00%
Leni Gas & Oil PLC, warrants, expire 2013[1,2,3]	12,750,000	3

Total rights & warrants (cost: $3,023,000)		496

Convertible securities — 0.10%	Principal amount

TELECOMMUNICATION SERVICES — 0.10%
tw telecom inc. 2.375% convertible debentures 2026	$3,300,000	2,112

ENERGY — 0.00%
High Arctic Energy Services Inc. 12.00% convertible debentures 2012[2,3]	$ C2,300,000	19

Total convertible securities (cost: $4,428,000)		2,131

	Principal amount	Value
Short-term securities — 18.16%	(000)	(000)

Fannie Mae 0.08%–0.85% due 1/27–7/14/2009	$65,900	$65,842
Freddie Mac 0.24%–0.95% due 1/14–3/23/2009	64,200	64,167
Federal Home Loan Bank 0.18%–0.60% due 1/28–3/24/2009	60,200	60,177
Nokia Corp. 0.90%–2.30% due 1/14–1/23/2009[5]	24,100	24,084
Total Capital Canada Ltd. 0.25%–0.29% due 2/17–2/18/2009[5]	23,500	23,474
Denmark (Kingdom of) 0.50%–0.90% due 2/18–3/12/2009	21,300	21,288
KfW 0.60% due 1/12/2009[5]	11,900	11,898
BNP Paribas Finance Inc. 0.44% due 2/27/2009	10,200	10,193
Enterprise Funding Co. LLC 1.45% due 1/9/2009[5]	10,000	9,996
Statoil ASA 1.40% due 1/20/2009[5]	10,000	9,992
Shell International Finance BV 0.30% due 4/30/2009[5]	10,000	9,992
Toyota Motor Credit Corp. 1.45% due 1/28/2009	10,000	9,989
Lowe’s Cos. Inc. 0.35% due 3/16/2009	9,000	8,978
AT&T Inc. 0.33% due 3/9/2009[5]	8,600	8,595
Procter & Gamble International Funding S.C.A. 1.15% due 1/12/2009[5]	8,000	7,997
Brown-Forman Corp. 0.65% due 2/11/2009[5]	7,700	7,694
Caterpillar Financial Services Corp. 0.95% due 1/8/2009	7,500	7,498
HSBC Finance Corp. 0.05% due 1/2/2009	6,900	6,900
Jupiter Securitization Co., LLC 0.35% due 1/12/2009[5]	4,200	4,200

Total short-term securities (cost: $372,945,000)		372,954

Total investment securities (cost: $3,230,178,000)		2,039,833
Other assets less liabilities		13,986

Net assets		$2,053,819

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $835,310,000, which represented 40.67% of the net assets of the fund.

[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Jaguar Mining Inc.	3/22/2006	$4,293	$4,878	.24%
Rusoro Mining Ltd.	2/23/2007–10/29/2007	14,709	3,206	.16
Rusoro Mining Ltd., warrants, expire 2012	10/29/2007	1,477	425	.02
Rusoro Mining Ltd., warrants, expire 2012	2/23/2007	256	—	—
Gemfields Resources PLC	11/7/2005–6/6/2008	6,715	1,067	.05
HSW International, Inc.	10/2/2007	7,000	723	.03
HSW International, Inc.	12/17/2007	2,076	183	.01
Oilexco Inc. (GBP denominated)	12/15/2005	6,195	558	.03
Oilexco Inc.	12/22/2005–3/7/2007	2,762	230	.01
Leni Gas & Oil PLC	7/28/2008	3,389	725	.04
Leni Gas & Oil PLC, warrants, expire 2013	7/28/2008	681	3	—
African Minerals Ltd.	12/12/2006	5,606	725	.04
Aker Philadelphia Shipyard ASA	12/5/2007	1,161	621	.03
Bankers Petroleum Ltd.	3/8/2005	2,479	607	.03
Mart Resources, Inc.	1/16/2007–9/7/2007	3,509	258	.01
Chaarat Gold Holdings Ltd.	10/30/2007	2,121	224	.01
Hard Creek Nickel Corp.	5/22/2007	3,436	172	.01
Hard Creek Nickel Corp., warrants, expire 2010	5/22/2007	609	16	—
Ondine Biopharma Corp.	6/23/2004–10/25/2006	4,110	108	—
Ondine Biopharma Corp. (GBP denominated)	5/18/2005	766	14	—
Mobile Travel Guide, Inc.	12/17/2007	55	36	—
Enterprise Energy Resources Ltd.	2/6/2007	1,586	9	—
High Arctic Energy Services Inc. 12.00% convertible debentures 2012	11/19/2007	2,370	19	—

Total restricted securities		$77,361	$14,807	.72%

[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $123,854,000, which represented 6.03% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
GDR = Global Depositary Receipts
GBP = British pounds
CAD/C$ = Canadian dollars

Growth Fund
Investment portfolio

December 31, 2008

Common stocks — 87.91%	Shares	Value (000)

INFORMATION TECHNOLOGY — 21.13%
Cisco Systems, Inc.[1]	32,915,000	$536,515
Google Inc., Class A1	1,656,000	509,468
Microsoft Corp.	17,830,000	346,615
Nokia Corp. (ADR)	11,830,000	184,548
Nokia Corp.[2]	6,184,000	96,108
EMC Corp.[1]	17,827,000	186,649
Yahoo! Inc.[1]	14,365,000	175,253
Lender Processing Services, Inc.[3]	5,785,000	170,368
Oracle Corp.[1]	8,790,540	155,856
International Business Machines Corp.	1,600,000	134,656
Fidelity National Information Services, Inc.	7,190,000	116,981
Samsung Electronics Co., Ltd.[2]	310,000	112,348
Red Hat, Inc.[1]	7,646,624	101,088
Trimble Navigation Ltd.[1]	4,500,000	97,245
Paychex, Inc.	3,445,000	90,535
Apple Inc.[1]	1,000,000	85,350
Applied Materials, Inc.	7,545,000	76,431
Texas Instruments Inc.	4,830,000	74,962
QUALCOMM Inc.	2,000,000	71,660
Maxim Integrated Products, Inc.	5,845,000	66,750
Digital River, Inc.[1,3]	2,625,000	65,100
Linear Technology Corp.	2,895,000	64,037
Corning Inc.	5,000,000	47,650
KLA-Tencor Corp.	2,165,000	47,175
Juniper Networks, Inc.[1]	2,500,000	43,775
Heartland Payment Systems, Inc.[3]	2,426,600	42,466
ASML Holding NV2	2,250,000	40,251
SAP AG (ADR)	925,000	33,504
Dell Inc.[1]	3,000,000	30,720
salesforce.com, inc.[1]	760,590	24,347
Comverse Technology, Inc.[1]	2,827,300	17,699
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,390,101	10,982
Tyco Electronics Ltd.	649,125	10,522
THQ Inc.[1]	2,005,000	8,401
DataPath, Inc.[1,2,3,4]	2,819,968	28
		3,876,043

ENERGY — 11.08%
Suncor Energy Inc.	10,886,605	211,925
Canadian Natural Resources, Ltd.	4,625,700	185,066
Devon Energy Corp.	1,836,744	120,692
Murphy Oil Corp.	2,698,800	119,692
Noble Energy, Inc.	2,400,000	118,128
Tenaris SA (ADR)	5,245,000	110,040
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	4,260,000	104,327
EOG Resources, Inc.	1,413,928	94,139
BJ Services Co.	7,898,244	92,173
Transocean Inc.[1]	1,714,446	81,008
Schlumberger Ltd.	1,899,600	80,410
Concho Resources Inc.[1,4]	3,321,156	75,789
Core Laboratories NV3	1,197,700	71,694
Diamond Offshore Drilling, Inc.	1,170,000	68,960
Peabody Energy Corp.	2,653,000	60,356
Petro-Canada	2,105,300	46,166
Exxon Mobil Corp.	550,000	43,907
BG Group PLC[2]	3,050,000	42,830
CNX Gas Corp.[1]	1,378,834	37,642
Uranium One Inc.[1,3]	24,544,500	36,056
Arch Coal, Inc.	2,000,000	32,580
Denbury Resources Inc.[1]	2,800,000	30,576
Pacific Rubiales Energy Corp.[1,3]	12,550,000	22,556
OAO Gazprom (ADR)[2]	1,300,000	18,633
Apache Corp.	250,000	18,633
Halliburton Co.	1,012,700	18,411
Hess Corp.	324,000	17,379
Cameco Corp.	1,000,000	17,250
Newfield Exploration Co.[1]	673,508	13,302
Patriot Coal Corp.[1]	2,030,600	12,691
Saipem SpA, Class S2	593,700	9,994
OPTI Canada Inc.[1]	4,439,500	6,558
Rosetta Resources Inc.[1]	911,496	6,453
Quicksilver Resources Inc.[1]	1,120,000	6,238
Energy XXI (Bermuda) Ltd.	1,813,683	1,433
		2,033,687

CONSUMER DISCRETIONARY — 10.20%
Lowe’s Companies, Inc.	14,526,000	312,599
Target Corp.	6,090,000	210,288
Johnson Controls, Inc.	10,949,100	198,836
Best Buy Co., Inc.	5,780,000	162,476
Chipotle Mexican Grill, Inc., Class B1,3	1,195,200	68,473
Chipotle Mexican Grill, Inc., Class A1,3	920,000	57,022
Time Warner Inc.	9,393,000	94,494
News Corp., Class A	9,490,000	86,264
Shaw Communications Inc., Class B, nonvoting	4,500,000	79,560
Starbucks Corp.[1]	6,993,000	66,154
CarMax, Inc.[1]	7,842,500	61,799
International Game Technology	5,043,505	59,967
MGM Mirage, Inc.[1]	3,798,677	52,270
Penn National Gaming, Inc.[1]	2,363,000	50,521
Garmin Ltd.	2,095,862	40,178
Wyndham Worldwide Corp.	5,570,000	36,483
lululemon athletica inc.[1]	4,185,000	33,187
NIKE, Inc., Class B	650,000	33,150
Weight Watchers International, Inc.	1,062,000	31,244
Blue Nile, Inc.[1,3]	1,043,000	25,543
Toyota Motor Corp.[2]	765,000	24,985
Magna International Inc., Class A	725,000	21,699
Harman International Industries, Inc.	1,245,000	20,829
Liberty Media Corp., Liberty Interactive, Series A1	6,255,100	19,516
Melco Crown Entertainment Ltd. (ADR)[1]	4,997,000	15,840
Saks Inc.[1]	2,040,000	8,935
		1,872,312

HEALTH CARE — 9.83%
Gilead Sciences, Inc.[1]	6,600,000	337,524
Roche Holding AG2	2,115,000	323,548
Shire Ltd. (ADR)	2,700,000	120,906
Endo Pharmaceuticals Holdings Inc.[1]	4,500,000	116,460
Medtronic, Inc.	3,415,000	107,299
Amgen Inc.[1]	1,525,197	88,080
Charles River Laboratories International, Inc.[1]	3,135,000	82,137
Hologic, Inc.[1]	6,085,000	79,531
C. R. Bard, Inc.	800,000	67,408
Hospira, Inc.[1]	2,400,000	64,368
Intuitive Surgical, Inc.[1]	500,000	63,495
Stryker Corp.	1,335,955	53,371
Covance Inc.[1]	870,000	40,046
Onyx Pharmaceuticals, Inc.[1]	1,000,000	34,160
Merck & Co., Inc.	1,112,746	33,828
Celgene Corp.[1]	600,000	33,168
Vertex Pharmaceuticals Inc.[1]	1,000,000	30,380
McKesson Corp.	665,000	25,756
Boston Scientific Corp.[1]	3,200,000	24,768
Cardinal Health, Inc.	700,000	24,129
Schering-Plough Corp.	1,379,900	23,500
Allergan, Inc.	320,000	12,902
Abraxis BioScience, Inc.[1]	166,975	11,007
Aveta Inc.[1,2,4]	3,918,000	5,877
		1,803,648

MATERIALS — 8.22%
Barrick Gold Corp.	10,500,000	386,085
Newmont Mining Corp.	9,305,000	378,713
Potash Corp. of Saskatchewan Inc.	1,800,000	131,796
Gold Fields Ltd.[2]	10,000,000	99,213
Rio Tinto PLC[2]	4,334,233	94,983
Newcrest Mining Ltd.[2]	3,707,999	89,709
Shin-Etsu Chemical Co., Ltd.[2]	1,835,000	83,979
Freeport-McMoRan Copper & Gold Inc.	3,304,500	80,762
CRH PLC[2]	1,793,530	45,377
Minerals Technologies Inc.[3]	1,025,000	41,922
Syngenta AG2	201,466	38,788
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	3,000,000	31,950
Buzzi Unicem SpA, nonconvertible shares[2]	449,426	4,186
Georgia Gulf Corp.	1,110,000	1,188
		1,508,651

FINANCIALS — 8.08%
Berkshire Hathaway Inc., Class A1	3,661	353,653
Wells Fargo & Co.	6,202,196	182,841
White Mountains Insurance Group, Ltd.	389,800	104,119
Marsh & McLennan Companies, Inc.	4,253,600	103,235
Citigroup Inc.	14,250,000	95,617
Bank of America Corp.	5,500,000	77,440
JPMorgan Chase & Co.	2,340,000	73,780
Wachovia Corp.	12,500,000	69,250
Onex Corp.	4,600,500	68,677
American Express Co.	2,900,000	53,795
T. Rowe Price Group, Inc.	1,500,000	53,160
State Street Corp.	1,285,000	50,539
PNC Financial Services Group, Inc.	982,200	48,128
National City Corp.[4]	8,750,000	15,837
National City Corp.	8,349,000	15,112
AMP Ltd.[2]	7,860,210	30,481
M&T Bank Corp.	500,000	28,705
Zions Bancorporation	1,146,000	28,088
Bank of Ireland[2]	9,096,177	10,745
American International Group, Inc.	6,750,000	10,598
PMI Group, Inc.	2,000,000	3,900
MGIC Investment Corp.	1,000,000	3,480
Thornburg Mortgage, Inc.[1,4]	10,038,514	1,556
		1,482,736

INDUSTRIALS — 7.86%
General Electric Co.	12,240,000	198,288
Iron Mountain Inc.[1]	7,245,000	179,169
Boeing Co.	3,665,000	156,386
FedEx Corp.	2,080,000	133,432
Lockheed Martin Corp.	1,150,000	96,692
Panalpina Welttransport (Holding) AG2,3	1,483,282	82,621
KBR, Inc.	5,397,130	82,036
General Dynamics Corp.	1,300,000	74,867
Graco Inc.[3]	3,018,707	71,634
First Solar, Inc.[1]	500,000	68,980
Roper Industries, Inc.	1,540,000	66,851
Northrop Grumman Corp.	1,150,000	51,796
MSC Industrial Direct Co., Inc., Class A	1,000,000	36,830
Joy Global Inc.	1,400,000	32,046
United Parcel Service, Inc., Class B	500,000	27,580
Actuant Corp., Class A	1,300,000	24,726
Tyco International Ltd.	699,125	15,101
Grafton Group PLC, units[1,2]	4,200,000	13,601
Raytheon Co.	246,000	12,556
Kingspan Group PLC[2]	2,800,000	12,237
Brady Corp., Class A	225,000	5,389
		1,442,818

CONSUMER STAPLES — 6.03%
Philip Morris International Inc.	8,895,000	387,022
Coca-Cola Co.	4,515,000	204,394
Wal-Mart Stores, Inc.	1,826,100	102,371
Altria Group, Inc.	6,605,200	99,474
Bunge Ltd.	1,343,600	69,558
Walgreen Co.	2,520,000	62,169
Constellation Brands, Inc., Class A1	2,624,000	41,381
Diageo PLC[2]	2,650,000	37,285
SYSCO Corp.	1,400,000	32,116
Bare Escentuals, Inc.[1]	4,270,000	22,332
Cosan Ltd., Class A1	6,153,000	21,289
Avon Products, Inc.	775,000	18,623
Estée Lauder Companies Inc., Class A	254,200	7,870
		1,105,884

TELECOMMUNICATION SERVICES — 1.63%
Qwest Communications International Inc.	35,000,000	127,400
Telefónica, SA2	2,930,000	65,840
Telephone and Data Systems, Inc., Special Common Shares	1,190,000	33,439
KDDI Corp.[2]	4,490	31,909
Sprint Nextel Corp., Series 1[1]	15,500,000	28,365
SOFTBANK CORP.[2]	649,300	11,733
		298,686

UTILITIES — 1.28%
Allegheny Energy, Inc.	1,870,284	63,328
Reliant Energy, Inc.[1]	5,696,500	32,926
Edison International	1,000,000	32,120
KGen Power Corp.[1,2,3]	3,166,128	30,870
NRG Energy, Inc.[1]	1,300,000	30,329
Dynegy Inc., Class A1	13,900,000	27,800
Mirant Corp.[1]	965,834	18,225
		235,598

MISCELLANEOUS — 2.57%
Other common stocks in initial period of acquisition		471,490

Total common stocks (cost: $22,674,160,000)		16,131,553

	Principal amount
Bonds, notes & other debt instruments — 0.04%	(000)

FINANCIALS — 0.04%
Thornburg Mortgage, Inc. 18.00% 2015[2,4]	$38,571	6,075
Thornburg Mortgage, Inc. 18.00% 2015[2,4,5]	3,471	547

Total bonds, notes & other debt instruments (cost: $36,796,000)		6,622

Short-term securities — 11.01%

Freddie Mac 0.32%–2.70% due 2/3–9/30/2009	384,899	384,364
Federal Home Loan Bank 0.14%–2.55% due 1/9–5/20/2009	274,100	273,898
Fannie Mae 0.20%–0.85% due 2/24–7/14/2009	219,500	219,228
Procter & Gamble International Funding S.C.A. 0.40%–1.85% due 1/14–3/27/2009[6]	108,400	108,319
Procter & Gamble Co. 0.60%–1.55% due 1/8–3/31/2009[6]	76,000	75,963
U.S. Treasury Bills 0.21%–0.94% due 1/2–8/27/2009	140,600	140,562
Coca-Cola Co. 2.25%–2.30% due 1/7–1/13/2009[6]	83,800	83,776
Hewlett-Packard Co. 0.12%–2.20% due 2/4–2/12/2009[6]	69,275	69,228
Ranger Funding Co. LLC 1.45% due 1/9/2009[6]	45,000	44,984
Enterprise Funding Co. LLC 1.00% due 2/24/2009[6]	20,000	19,956
Eli Lilly and Co. 1.35% due 1/12–1/14/2009[6]	61,600	61,565
Park Avenue Receivables Co., LLC 0.60%–1.05% due 1/14–3/9/2009[6]	37,000	36,991
Jupiter Securitization Co., LLC 0.70% due 3/3/2009[6]	23,470	23,415
Medtronic Inc. 0.27%–0.30% due 1/14–1/22/2009[6]	51,100	51,093
Walt Disney Co. 1.70% due 1/26/2009	51,100	51,048
Illinois Tool Works Inc. 1.15%–1.80% due 1/6–2/2/2009	50,107	50,077
NetJets Inc. 1.00%–1.05% due 1/15–1/16/2009[6]	42,000	41,968
International Bank for Reconstruction and Development 0.30%–1.15% due 2/20–4/14/2009	40,200	40,169
Ciesco LLC 1.55% due 1/22/2009[6]	36,500	36,447
Wal-Mart Stores Inc. 0.25% due 6/16/2009[6]	27,900	27,868
Genentech, Inc. 0.55% due 1/21/2009[6]	25,000	24,992
Johnson & Johnson 0.75% due 2/27/2009[6]	25,000	24,992
Merck & Co. Inc. 1.15% due 1/20/2009	23,600	23,585
Honeywell International Inc. 1.15% due 2/11/2009[6]	20,997	20,973
Chevron Corp. 1.00% due 1/21/2009	20,000	19,986
AT&T Inc. 1.25% due 1/29/2009[6]	20,000	19,980
Brown-Forman Corp. 0.65% due 2/11/2009[6]	16,300	16,288
Walgreen & Co. 0.25% due 1/30/2009[6]	15,000	14,997
Becton, Dickinson and Co. 0.25% due 1/22/2009	12,850	12,848

Total short-term securities (cost: $2,017,732,000)		2,019,560

Total investment securities (cost: $24,728,688,000)		18,157,735
Other assets less liabilities		191,296

Net assets		$18,349,031

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,464,781,000, which represented 7.98% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Concho Resources Inc.	7/21/2008	$100,000	$75,789	.41%
National City Corp.	4/21/2008	43,750	15,837	.09
Thornburg Mortgage, Inc. 18.00% 2015	3/28/2008	33,286	6,075	.04
Thornburg Mortgage, Inc.	5/6/2008–12/18/2008	6,665	1,556	.01
Thornburg Mortgage, Inc. 18.00% 2015	10/1/2008	3,509	547	.00
Aveta Inc.	12/21/2005	52,893	5,877	.03
DataPath, Inc.	6/23/2006	31,020	28	.00

Total restricted securities		$271,123	$105,709	.58%

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $803,795,000, which represented 4.38% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

International Fund
Investment portfolio

December 31, 2008

Common stocks — 86.04%	Shares	Value (000)

HEALTH CARE — 17.07%
Bayer AG, non-registered shares[1]	5,025,023	$295,926
Roche Holding AG1	1,698,768	259,874
Teva Pharmaceutical Industries Ltd. (ADR)	5,224,000	222,386
Novartis AG1	1,930,000	96,101
Merck KGaA[1]	972,655	88,651
Richter Gedeon NYRT[1]	307,000	46,244
Terumo Corp.[1]	540,900	25,275
Nobel Biocare Holding AG1	1,211,547	24,663
EGIS Nyrt.[1]	389,200	20,688
OJSC Pharmstandard (GDR)[1,2]	1,280,000	13,555
OJSC Pharmstandard (GDR)[1,2,3]	307,300	3,254
Smith & Nephew PLC[1]	2,393,000	15,357
UCB SA1	470,000	15,348
Shionogi & Co., Ltd.[1]	593,000	15,198
Daiichi Sankyo Co., Ltd.[1]	529,600	12,561
Straumann Holding AG1	55,000	9,627
		1,164,708

FINANCIALS — 12.99%
Mitsubishi Estate Co., Ltd.[1]	4,850,000	79,806
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,165,000	75,282
QBE Insurance Group Ltd.[1]	3,921,273	72,711
AXA SA1	3,126,611	69,880
HSBC Holdings PLC (Hong Kong)[1]	6,277,600	60,265
HSBC Holdings PLC (United Kingdom)[1]	767,460	7,430
Banco Santander, SA1	6,979,231	67,525
UniCredit SpA[1]	18,534,000	46,256
Commerzbank AG1	4,116,495	39,337
Banco Bilbao Vizcaya Argentaria, SA1	2,553,500	31,411
Ping An Insurance (Group) Co. of China, Ltd., Class H1	5,906,000	28,864
UBS AG1,2	2,002,308	28,861
Erste Bank der oesterreichischen Sparkassen AG1	1,191,837	28,009
Skandinaviska Enskilda Banken AB, Class A1	3,410,784	27,616
Sun Hung Kai Properties Ltd.[1]	3,026,000	25,446
Ayala Land, Inc.[1]	182,465,000	25,301
BNP Paribas SA1	496,000	20,996
Credit Suisse Group AG1	680,000	18,523
Globe Trade Center SA1,2	3,541,195	18,313
Sampo Oyj, Class A1	941,723	17,634
Banco do Brasil SA, ordinary nominative	2,445,000	15,517
Société Générale[1]	238,750	12,122
Standard Chartered PLC[1]	899,975	11,636
GuangZhou R&F Properties Co., Ltd., Class H1	9,460,000	10,575
Admiral Group PLC[1]	787,000	10,514
Shinhan Financial Group Co., Ltd.[1]	332,300	7,681
ICICI Bank Ltd.[1]	559,400	5,241
Shui On Land Ltd.[1]	16,000,000	5,111
DnB NOR ASA[1]	1,217,800	4,896
AMP Ltd.[1]	1,117,151	4,332
Kerry Properties Ltd.[1]	1,165,680	3,138
Prudential PLC[1]	420,000	2,586
Orco Property Group SA1	266,356	2,443
United Overseas Bank Ltd.[1]	131,000	1,187
Fortis SA/NV1,2	1,950,000	—
		886,445

TELECOMMUNICATION SERVICES — 10.29%
MTN Group Ltd.[1]	12,800,199	149,914
América Móvil, SAB de CV, Series L (ADR)	4,251,500	131,754
France Télécom SA1	2,925,000	82,019
Philippine Long Distance Telephone Co.[1]	809,800	37,303
Philippine Long Distance Telephone Co. (ADR)	340,000	15,963
NTT DoCoMo, Inc.[1]	26,000	51,141
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	77,865,500	50,878
Bharti Airtel Ltd.[1,2]	2,493,900	36,947
Koninklijke KPN NV1	2,482,300	36,085
Singapore Telecommunications Ltd.[1]	14,458,330	25,831
Vodafone Group PLC[1]	11,771,250	23,968
Telenor ASA[1]	3,068,624	20,669
KDDI Corp.[1]	2,130	15,137
Orascom Telecom Holding SAE (GDR)[1]	462,982	12,661
Telekom Austria AG, non-registered shares[1]	583,453	8,454
Joint-Stock Financial Corp. Sistema (GDR)[1]	642,000	3,543
Bayan Telecommunications, Inc., Class A1,2,4	43,010	0
Bayan Telecommunications, Inc., Class B1,2,4	14,199	0
		702,267

CONSUMER DISCRETIONARY — 9.61%
Industria de Diseno Textil, SA1	3,106,000	137,630
Esprit Holdings Ltd.[1]	14,785,900	84,287
JCDecaux SA1	3,470,802	59,907
Marks and Spencer Group PLC[1]	14,618,000	46,017
Fiat SpA[1]	6,920,000	45,231
China Dongxiang (Group) Co., Ltd.[1]	165,628,000	40,454
Daimler AG1	997,000	37,976
Burberry Group PLC[1]	11,521,100	37,373
H & M Hennes & Mauritz AB, Class B1	774,000	30,486
Kingfisher PLC[1]	9,530,000	18,851
Porsche Automobil Holding SE, nonvoting preferred[1]	213,751	16,694
AB Electrolux, Series B1	1,750,000	15,172
Honda Motor Co., Ltd.[1]	691,000	14,953
Kesa Electricals PLC[1]	9,575,630	12,384
OPAP (Greek Organization of Football Prognostics) SA1	429,330	12,382
Renault SA1	419,000	10,956
Carnival PLC[1]	485,000	10,688
Techtronic Industries Co. Ltd.[1]	39,690,000	7,979
Multi Screen Media Private Ltd.[1,2,4]	82,217	6,923
British Sky Broadcasting Group PLC[1]	972,500	6,844
Li & Fung Ltd.[1]	1,152,000	1,988
Shangri-La Asia Ltd.[1]	240,000	277
		655,452

ENERGY — 8.24%
OAO Gazprom (ADR)[1]	10,348,300	148,322
China National Offshore Oil Corp.[1]	109,835,000	104,383
Aker Solutions ASA[1]	7,945,000	52,866
Woodside Petroleum Ltd.[1]	1,683,000	44,306
Eni SpA[1]	1,725,000	40,977
Sasol Ltd.[1]	1,165,820	35,251
Reliance Industries Ltd.[1]	1,221,000	31,195
Royal Dutch Shell PLC, Class B1	782,719	19,924
Royal Dutch Shell PLC, Class A1	372,000	9,720
Canadian Natural Resources, Ltd.	740,000	29,606
Oil & Natural Gas Corp. Ltd.[1]	1,743,000	24,053
TOTAL SA1	256,000	13,991
StatoilHydro ASA[1]	431,100	7,147
		561,741

INDUSTRIALS — 7.63%
Siemens AG1	1,411,000	105,947
Ryanair Holdings PLC (ADR)[2]	3,311,400	96,295
SMC Corp.[1]	831,200	84,853
Schneider Electric SA1	540,000	40,436
Samsung Engineering Co., Ltd.[1]	1,105,000	39,219
Wolseley PLC[1]	5,953,000	33,571
Sandvik AB1	4,875,000	31,218
ASSA ABLOY AB, Class B1	2,419,000	27,666
Atlas Copco AB, Class A1	2,335,700	20,266
Vallourec SA1	150,000	17,103
Kingspan Group PLC[1]	2,154,426	9,416
FANUC LTD[1]	130,100	9,232
AB Volvo, Class B1	965,000	5,375
		520,597

INFORMATION TECHNOLOGY — 7.12%
Murata Manufacturing Co., Ltd.[1]	1,737,500	67,960
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	27,583,065	37,826
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,898,236	14,996
HOYA CORP.[1]	2,864,800	49,657
HTC Corp.[1]	4,667,500	47,173
SAP AG1	1,045,000	37,545
Canon, Inc.[1]	1,053,100	32,986
Lenovo Group Ltd.[1]	118,836,000	32,614
Delta Electronics, Inc.[1]	15,270,458	29,774
Redecard SA, ordinary nominative	2,605,000	28,944
Mediatek Incorporation[1]	3,490,317	23,623
Rohm Co., Ltd.[1]	456,100	22,980
Hirose Electric Co., Ltd.[1]	217,300	21,891
Ibiden Co., Ltd.[1]	1,000,000	20,569
Toshiba Corp.[1]	2,280,000	9,367
Samsung Electronics Co., Ltd.[1]	19,000	6,886
Hon Hai Precision Industry Co., Ltd.[1]	583,759	1,153
		485,944

CONSUMER STAPLES — 4.73%
L’Oréal SA1	1,536,011	133,805
Nestlé SA1	2,118,800	82,989
Anheuser-Busch InBev NV, nonvoting[1]	1,933,414	44,936
Groupe Danone SA1	424,800	25,702
Koninklijke Ahold NV1	1,308,000	16,116
Tesco PLC[1]	1,923,357	10,135
SABMiller PLC[1]	379,600	6,465
ITC Ltd.[1]	582,436	2,075
Wal-Mart de México, SAB de CV, Series V	100,240	269
		322,492

MATERIALS — 2.97%
Linde AG1	552,500	46,870
JSR Corp.[1]	4,100,600	46,050
JSC Uralkali (GDR)[1]	2,520,760	22,579
JSC Uralkali (GDR)[1,3]	521,427	4,670
ArcelorMittal[1]	1,065,000	25,792
POSCO[1]	78,956	23,278
L’Air Liquide SA, non-registered shares[1]	174,240	15,982
CRH PLC[1]	377,897	9,561
Nitto Denko Corp.[1]	409,000	7,840
		202,622

UTILITIES — 1.67%
GDF Suez[1]	1,059,589	52,608
RWE AG1	534,000	48,124
E.ON AG1	197,300	7,998
SUEZ Environnement Co.[1,2]	315,250	5,329
		114,059

MISCELLANEOUS — 3.72%
Other common stocks in initial period of acquisition		253,476

Total common stocks (cost: $7,983,909,000)		5,869,803

	Principal amount
Short-term securities — 13.20%	(000)

Freddie Mac 0.45%–2.65% due 1/6–5/21/2009	$212,000	211,840
Federal Home Loan Bank 0.15%–2.10% due 1/16–3/16/2009	90,500	90,456
Caisse d’Amortissement de la Dette Sociale 0.25%–0.75% due 2/9–3/2/2009	75,000	74,846
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009[3]	50,500	50,490
Nestlé Capital Corp. 0.65% due 2/10/2009[3]	50,000	49,956
Shell International Finance BV 0.40%–2.15% due 2/3–4/30/2009[3]	45,200	45,157
Denmark (Kingdom of) 0.55%–0.88% due 2/6–2/9/2009	43,300	43,268
Unilever Capital Corp. 0.55%–0.80% due 2/23–4/13/2009[3]	41,400	41,361
Hewlett-Packard Co. 0.60% due 3/2/2009[3]	35,000	34,979
KfW 1.15% due 1/8/2009[3]	30,000	29,992
Enterprise Funding Co. LLC 1.40% due 1/9/2009[3]	12,900	12,895
Ranger Funding Co. LLC 0.25%–0.45% due 1/7–1/26/2009[3]	16,700	16,697
BASF AG 2.05% due 2/20/2009[3]	25,000	24,957
European Investment Bank 1.30% due 3/3/2009	25,000	24,955
Siemens Capital Co. LLC 0.30%–0.70% due 1/13–2/13/2009[3]	24,000	23,992
BMW U.S. Capital LLC 2.10% due 1/6/2009[3]	20,100	20,092
Fannie Mae 0.20% due 2/18/2009	16,300	16,296
HSBC Finance Corp. 0.50% due 1/2/2009	15,000	15,000
AT&T Inc. 0.35% due 1/20/2009[3]	15,000	14,997
Chevron Funding Corp. 0.25% due 2/5/2009	15,000	14,996
Calyon North America Inc. 0.93% due 2/27/2009	14,600	14,578
Microsoft Corp. 0.30% due 3/13/2009[3]	9,900	9,895
Caterpillar Financial Services Corp. 0.40% due 2/4/2009	6,800	6,797
Brown-Forman Corp. 1.20% due 2/3/2009[3]	4,800	4,795
General Dynamics Corp. 0.15% due 1/15/2009[3]	3,300	3,300
Pfizer Inc 1.30% due 3/13/2009[3]	2,600	2,599
Procter & Gamble International Funding S.C.A. 0.35% due 3/6/2009[3]	1,100	1,100

Total short-term securities (cost: $900,064,000)		900,286

Total investment securities (cost: $8,883,973,000)		6,770,089
Other assets less liabilities		51,944

Net assets		$6,822,033

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $5,219,346,000, which represented 76.51% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $395,178,000, which represented 5.79% of the net assets of the fund.

[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition dates	Cost (000)	Value (000)	Percent of net assets

Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	$32,519	$6,923	.10%
Bayan Telecommunications, Inc., Class A	2/11/1998–8/31/1998	104	0	.00
Bayan Telecommunications, Inc., Class B	2/11/1998–8/31/1998	34	0	.00

Total restricted securities		$32,657	$6,923	.10%

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

New World Fund
Investment portfolio

December 31, 2008

Common stocks — 68.65%	Shares	Value (000)

CONSUMER STAPLES — 11.79%
Tesco PLC[1]	3,683,418	$19,410
Nestlé SA1	315,000	12,338
Beiersdorf AG1	205,000	12,226
Coca-Cola Co.	232,000	10,503
Fomento Económico Mexicano, SAB de CV (ADR)	329,700	9,934
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	298,000	7,987
Wal-Mart de México, SAB de CV, Series V	705,000	1,889
Anheuser-Busch InBev NV1	416,000	9,669
SABMiller PLC[1]	469,000	7,987
British American Tobacco PLC[1]	293,000	7,700
Grupo Nacional de Chocolates SA	935,000	6,494
China Yurun Food Group Ltd.[1]	5,019,000	5,938
Avon Products, Inc.	245,288	5,894
IOI Corp. Bhd.[1]	4,778,500	4,970
PepsiCo, Inc.	90,000	4,929
Unilever NV, depository receipts[1]	154,500	3,753
Procter & Gamble Co.	55,000	3,400
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	60,000	2,659
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	12,000	435
Groupe Danone SA1	50,000	3,025
Diageo PLC[1]	190,000	2,673
X5 Retail Group NV (GDR)[1,2,3]	281,776	2,433
X5 Retail Group NV (GDR)[1,3]	14,200	123
Poslovni sistem Mercator, dd1	11,274	2,485
Olam International Ltd.[1]	2,399,100	1,940
Kimberly-Clark de México, SAB de CV, Class A	480,000	1,584
Cosan Ltd., Class A3	155,000	536
		152,914

INDUSTRIALS — 7.95%
China Railway Construction Corp. Ltd., Class H1,3	8,559,500	12,847
General Electric Co.	675,000	10,935
Schneider Electric SA1	142,050	10,637
Murray & Roberts Holdings Ltd.[1]	1,988,242	10,304
Enka Insaat ve Sanayi AS1	1,936,666	6,672
Siemens AG1	83,100	6,240
United Technologies Corp.	100,000	5,360
ABB Ltd[1,3]	352,000	5,273
Container Corp. of India Ltd.[1]	379,800	4,878
Boart Longyear Ltd.[1]	31,450,000	4,525
Wienerberger AG1	223,300	3,738
FedEx Corp.	50,000	3,208
IVRCL Infrastructures & Projects Ltd.[1]	1,000,000	3,022
Caterpillar Inc.	61,500	2,747
Bidvest Group Ltd.[1,3]	220,905	2,500
IJM Corp. Bhd.[1,3]	2,503,800	2,046
KBR, Inc.	124,900	1,899
Embraer — Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	105,000	1,702
Hyundai Engineering & Construction Co., Ltd.[1]	30,000	1,395
Italian-Thai Development PCL[1]	15,221,100	1,009
GS Engineering & Construction Corp.[1]	20,700	983
Daelim Industrial Co., Ltd.[1,3]	21,484	787
Doosan Heavy Industries and Construction Co., Ltd.[1]	8,070	413
		103,120

INFORMATION TECHNOLOGY — 7.55%
Nokia Corp. (ADR)	618,700	9,652
Nokia Corp.[1]	598,600	9,303
Samsung Electronics Co., Ltd.[1]	45,725	16,571
Infosys Technologies Ltd.[1]	600,000	13,935
Google Inc., Class A3	43,000	13,229
HTC Corp.[1]	1,027,000	10,380
Cisco Systems, Inc.[3]	311,500	5,078
Yahoo! Inc.[3]	370,000	4,514
HOYA CORP.[1]	234,400	4,063
Agilent Technologies, Inc.[3]	245,000	3,829
Kingboard Chemical Holdings Ltd.[1]	1,859,000	3,364
NetEase.com, Inc. (ADR)[3]	120,000	2,652
Venture Corp. Ltd.[1]	440,000	1,350
Kingboard Laminates Holdings Ltd.[1]	84,500	20
		97,940

TELECOMMUNICATION SERVICES — 7.47%
América Móvil, SAB de CV, Series L (ADR)	714,875	22,154
Telefónica, SA1	687,000	15,438
China Mobile Ltd.[1]	1,400,000	14,195
Partner Communications Co. Ltd.[1]	721,500	11,775
Partner Communications Co. Ltd. (ADR)	10,000	165
Telekomunikacja Polska SA1	1,643,333	10,690
Cellcom Israel Ltd.	322,000	7,116
Vodafone Group PLC[1]	2,132,500	4,342
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	5,440,000	3,555
Telekom Austria AG, non-registered shares[1]	220,000	3,188
TIM Participações SA, ordinary nominative[3]	825,000	1,751
TIM Participações SA, preferred nominative (ADR)	80,000	999
China Unicom Ltd.[1]	1,150,000	1,399
HT — Hrvatske telekomunikacije dd (GDR)[1,2]	4,380	171
		96,938

FINANCIALS — 6.97%
PT Bank Rakyat Indonesia (Persero) Tbk[1]	25,653,150	11,391
Amil Participações SA, ordinary nominative	2,752,410	8,568
FirstRand Ltd.[1]	4,526,627	7,859
Housing Development Finance Corp. Ltd.[1]	213,600	6,680
Industrial and Commercial Bank of China Ltd., Class H1	12,550,000	6,670
Bancolombia SA (ADR)	210,000	4,903
Unibanco-União de Bancos Brasileiros SA, units (GDR)	75,000	4,846
China Life Insurance Co. Ltd., Class H1	1,525,000	4,700
Banco Santander, SA1	465,254	4,501
Itaúsa — Investimentos Itaú SA, preferred nominative	1,212,383	4,199
Asya Katilim Bankasi AS, Class B1,3	4,800,000	3,658
Türkiye Is Bankasi AS, Class C1	1,050,000	2,840
Banco Itaú Holding Financeira SA, preferred nominative	234,500	2,646
Bank Muscat (SAOG) (GDR)[1]	383,655	2,590
Bank Pekao SA1	60,000	2,578
Bumiputra-Commerce Holdings Bhd.[1]	1,500,000	2,562
Bank of the Philippine Islands[1]	2,656,246	2,253
Kotak Mahindra Bank Ltd.[1]	259,943	1,939
Bank Hapoalim BM1,3	830,000	1,801
Erste Bank der oesterreichischen Sparkassen AG1	58,424	1,373
Türkiye Garanti Bankasi AS1,3	513,000	881
Banco Industrial e Comercial SA, preferred nominative	512,900	648
Citigroup Inc.	42,000	282
China Construction Bank Corp., Class H1	500	—
		90,368

CONSUMER DISCRETIONARY — 6.91%
Toyota Motor Corp.[1]	563,400	18,401
McDonald’s Corp.	175,000	10,883
Nitori Co., Ltd.[1]	138,000	10,686
Honda Motor Co., Ltd.[1]	485,000	10,495
Truworths International Ltd.[1]	1,282,000	4,712
Yue Yuen Industrial (Holdings) Ltd.[1]	2,277,500	4,513
Desarrolladora Homex, SA de CV (ADR)[3]	160,000	3,653
Swatch Group Ltd[1]	80,000	2,173
Swatch Group Ltd, non-registered shares[1]	10,450	1,451
WABCO Holdings Inc.	215,000	3,395
GOME Electrical Appliances Holding Ltd.[1]	30,036,000	3,287
Grupo Televisa, SAB, ordinary participation certificates (ADR)	215,000	3,212
Nokian Renkaat Oyj[1]	247,500	2,782
Melco Crown Entertainment Ltd. (ADR)[3]	760,000	2,409
TVN SA1	500,000	2,288
Central European Media Enterprises Ltd., Class A3	75,000	1,629
Li & Fung Ltd.[1]	886,600	1,530
Gafisa SA, ordinary nominative	300,000	1,361
C C Land Holdings Ltd.[1]	3,000,000	763
		89,623

ENERGY — 5.85%
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	605,200	14,821
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	212,000	4,327
OAO Gazprom (ADR)[1]	907,500	13,007
Saipem SpA, Class S1	466,000	7,844
Cairn India Ltd.[1,3]	1,507,000	5,427
TOTAL SA1	60,000	3,279
TOTAL SA (ADR)	32,500	1,797
Tenaris SA (ADR)	238,000	4,993
Noble Energy, Inc.	70,000	3,445
Chevron Corp.	45,000	3,329
Oil and Gas Development Co. Ltd.[1]	4,530,000	2,588
Nexen Inc.	128,035	2,254
Reliance Industries Ltd.[1]	80,000	2,044
Cameco Corp.	100,000	1,728
Oil & Natural Gas Corp. Ltd.[1]	97,000	1,339
Eurasia Drilling Co. Ltd. (GDR)[1,2,3]	254,800	895
Eurasia Drilling Co. Ltd. (GDR)[1,3]	49,500	174
OAO TMK (GDR)[1,2]	142,826	557
OAO TMK (GDR)[1]	127,000	495
Sterling Energy PLC[1,3]	24,852,500	990
Smith International, Inc.	25,000	572
		75,905

HEALTH CARE — 3.87%
Novo Nordisk A/S, Class B1	350,320	17,879
Krka, dd, Novo mesto[1]	184,640	12,359
Cochlear Ltd.[1]	303,000	12,168
Teva Pharmaceutical Industries Ltd. (ADR)	155,000	6,598
Richter Gedeon NYRT[1]	7,400	1,115
		50,119

MATERIALS — 3.63%
Sigma-Aldrich Corp.	215,000	9,082
Votorantim Celulose e Papel SA, preferred nominative (ADR)[3]	851,100	6,749
Anglo American PLC[1]	241,850	5,535
BHP Billiton PLC[1]	262,664	5,004
Israel Chemicals Ltd.[1]	635,000	4,440
PT Semen Gresik[1]	10,500,000	4,121
Cia. Vale do Rio Doce, Class A, preferred nominative	252,000	2,603
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	130,000	1,384
First Quantum Minerals Ltd.	198,000	2,862
United Phosphorus Ltd.[1]	800,000	1,822
Holcim Ltd.[1]	31,500	1,803
ACC Ltd.[1]	105,000	1,044
Aracruz Celulose SA, Class B, preferred nominative (ADR)	54,000	609
		47,058

UTILITIES — 2.69%
China Resources Power Holdings Co. Ltd.[1]	5,424,000	10,543
Cia. Energética de Minas Gerais — Cemig, preferred nominative	620,000	8,516
CLP Holdings Ltd.[1]	887,000	6,031
Cheung Kong Infrastructure Holdings Ltd.[1]	1,245,000	4,698
NTPC Ltd.[1]	910,000	3,400
Veolia Environnement[1]	55,125	1,734
		34,922

MISCELLANEOUS — 3.97%
Other common stocks in initial period of acquisition		51,485

Total common stocks (cost: $1,165,934,000)		890,392

Rights & warrants — 0.00%

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		14

Total rights & warrants (cost: $26,000)		14

		Value
Convertible securities — 0.03%		(000)

MISCELLANEOUS — 0.03%
Other convertible securities in initial period of acquisition		$358

Total convertible securities (cost: $568,000)		358

	Principal amount
Bonds, notes & other debt instruments — 11.26%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 10.24%
Brazilian Treasury Bill 6.00% 2010[1,4]	BRL6,944	2,921
Brazil (Federal Republic of) Global 9.25% 2010	$2,200	2,422
Brazilian Treasury Bill 6.00% 2011[1,4]	BRL 908	377
Brazil (Federal Republic of) 10.00% 2014[1]	7,600	2,941
Brazilian Treasury Bill 6.00% 2015[1,4]	4,273	1,657
Brazil (Federal Republic of) Global 12.50% 2016	1,500	684
Brazil (Federal Republic of) Global 6.00% 2017	$1,800	1,867
Brazil (Federal Republic of) 10.00% 2017[1]	BRL8,500	3,122
Brazil (Federal Republic of) Global 8.00% 2018[5]	$3,334	3,751
Brazil (Federal Republic of) Global 8.875% 2019	1,000	1,225
Brazil (Federal Republic of) Global 12.50% 2022	BRL2,600	1,169
Brazil (Federal Republic of) Global 8.875% 2024	$100	124
Brazil (Federal Republic of) Global 10.125% 2027	1,425	1,974
Brazil (Federal Republic of) Global 7.125% 2037	400	456
Brazil (Federal Republic of) Global 11.00% 2040	4,375	5,731
Brazilian Treasury Bill 6.00% 2045[1,4]	BRL3,560	1,287
United Mexican States Government Global 5.519% 2009[6]	$1,250	1,252
United Mexican States Government Global 10.375% 2009	397	400
United Mexican States Government Global 9.875% 2010	4,125	4,465
United Mexican States Government 9.00% 2012	MXN10,000	759
United Mexican States Government Global 6.375% 2013	$3,875	4,088
United Mexican States Government, Series MI10, 8.00% 2013	MXN 7,671	560
United Mexican States Government, Series MI10, 9.50% 2014	33,500	2,617
United Mexican States Government, Series M10, 8.00% 2015	30,000	2,183
United Mexican States Government Global 5.625% 2017	$3,400	3,417
United Mexican States Government, Series M20, 10.00% 2024	MXN25,000	2,085
United Mexican States Government Global 7.50% 2033	$350	402
United Mexican States Government Global 6.05% 2040	780	760
Colombia (Republic of) Global 11.75% 2010	COP6,000,000	2,769
Colombia (Republic of) Global 10.00% 2012	$3,300	3,704
Colombia (Republic of) Global 10.75% 2013	1,360	1,591
Colombia (Republic of) Global 8.25% 2014	400	433
Colombia (Republic of) Global 12.00% 2015	COP3,380,000	1,662
Colombia (Republic of) Global 7.375% 2017	$2,800	2,926
Colombia (Republic of) Global 11.75% 2020	315	424
Colombia (Republic of) Global 8.125% 2024	500	537
Colombia (Republic of) Global 9.85% 2027	COP1,810,000	806
Colombia (Republic of) Global 7.375% 2037	$2,499	2,462
Turkey (Republic of) 14.00% 2011	TRY7,400	4,662
Turkey (Republic of) 10.00% 2012[1,4]	3,454	2,130
Turkey (Republic of) 16.00% 2012	2,500	1,611
Turkey (Republic of) 16.00% 2013	1,650	1,059
Turkey (Republic of) 7.25% 2015	$1,700	1,700
Turkey (Republic of) 7.00% 2016	2,800	2,744
Turkey (Republic of) 6.75% 2018	2,500	2,387
Turkey (Republic of) 7.00% 2019	1,000	970
Russian Federation 8.25% 2010[5]	2,400	2,496
Russian Federation 8.25% 2010[2,5]	189	196
Russian Federation 7.50% 2030[5]	5,194	4,558
Russian Federation 7.50% 2030[2,5]	3,338	2,929
Philippines (Republic of) 8.375% 2009	1,665	1,673
Philippines (Republic of) 8.25% 2014	1,000	1,045
Philippines (Republic of) 9.875% 2019[1]	2,200	2,486
Philippines (Republic of) 7.75% 2031	2,235	2,269
Peru (Republic of) 8.375% 2016	4,953	5,362
Peru (Republic of) 7.35% 2025	500	500
Peru (Republic of) 6.55% 2037[5]	782	702
Panama (Republic of) Global 7.25% 2015	1,175	1,204
Panama (Republic of) Global 7.125% 2026	890	843
Panama (Republic of) Global 8.875% 2027	300	328
Panama (Republic of) Global 9.375% 2029	1,148	1,269
Panama (Republic of) Global 6.70% 2036[5]	1,824	1,651
Polish Government 5.00% 2013	PLN4,280	1,438
Polish Government 5.25% 2013	4,550	1,543
Polish Government 5.25% 2017	1,200	402
Polish Government 5.75% 2022	1,000	351
Malaysian Government 3.756% 2011	MYR6,300	1,857
Malaysian Government 3.833% 2011	3,200	947
Malaysian Government 4.24% 2018	2,700	842
Egypt (Arab Republic of) Treasury Bill 0% 2009	EGP3,425	593
Egypt (Arab Republic of) 9.10% 2010	1,000	177
Egypt (Arab Republic of) 8.60% 2011	4,560	788
Egypt (Arab Republic of) 8.75% 2012	3,000	454
Egypt (Arab Republic of) 11.625% 2014	2,679	486
Argentina (Republic of) 5.83% 2033[1,4,5,7]	ARS17,707	1,612
Argentina (Republic of) GDP-Linked 2035	43,865	527
Argentina (Republic of) 0.63% 2038[1,4,5]	5,649	148
Dominican Republic 9.50% 2011	$231	195
Dominican Republic 9.04% 2018	437	273
Dominican Republic 8.625% 2027[2,5]	2,150	1,107
Czech Republic 3.70% 2013	CZK3,820	197
South Africa (Republic of) 6.50% 2014	$150	142
		132,863

ENERGY — 0.60%
Gaz Capital SA 7.343% 2013	100	82
Gaz Capital SA 8.146% 2018	3,380	2,400
Gazprom International SA 7.201% 2020[5]	1,572	1,218
Gaz Capital SA, Series 9, 6.51% 2022	1,500	896
Gaz Capital SA 6.51% 2022[2]	600	358
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	375	302
Gaz Capital SA 7.288% 2037	1,600	952
Pemex Project Funding Master Trust 6.625% 2035	1,800	1,526
		7,734

MATERIALS — 0.18%
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	975	830
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	370	304
Vale Overseas Ltd. 6.25% 2017	800	756
C10 Capital (SPV) Ltd. 6.722% (undated)[2,6]	1,000	477
		2,367

UTILITIES — 0.14%
AES Panamá, SA 6.35% 2016[2]	1,100	884
Enersis SA 7.375% 2014	650	678
AES Gener SA 7.50% 2014	250	248
		1,810

FINANCIALS — 0.04%
Kazkommerts International BV 8.00% 2015	1,000	475

TELECOMMUNICATION SERVICES — 0.03%
Orascom Telecom 7.875% 2014[2]	850	455

INDUSTRIALS — 0.03%
TFM, SA de CV 9.375% 2012	400	368

Total bonds, notes & other debt instruments (cost: $159,973,000)		146,072

Short-term securities — 19.53%

Federal Home Loan Bank 0.25%–0.80% due 2/24–4/9/2009	28,100	28,086
Nestlé Capital Corp. 0.65% due 2/10/2009[2]	25,200	25,178
Freddie Mac due 0.75%–0.90% 1/16–2/23/2009	25,100	25,091
Rabobank USA Financial Corp. 0.85% due 1/9/2009	21,200	21,195
AT&T Inc. 1.15% due 1/7/2009[2]	19,700	19,696
Denmark (Kingdom of) 0.88% due 2/6/2009	14,600	14,587
Thunder Bay Funding, LLC 0.60% due 1/15/2009[2]	14,500	14,496
Ranger Funding Co. LLC 0.25% due 1/26/2009[2]	12,200	12,198
BASF AG 0.90% due 1/12/2009[2]	11,000	10,997
Caisse d’Amortissement de la Dette Sociale 1.20% due 2/9/2009	11,000	10,976
Calyon North America Inc. 0.93% due 2/27/2009	10,400	10,384
Park Avenue Receivables Co., LLC 0.45% due 1/14/2009[2]	10,000	9,998
Total Capital SA 0.65% due 2/17/2009[2]	8,500	8,485
Bank of Nova Scotia 1.25% due 2/11/2009	8,400	8,383
British Columbia Hydro and Power Authority 0.25% due 3/18/2009	6,900	6,883
BMW U.S. Capital LLC 2.10% due 1/6/2009[2]	6,500	6,497
Brown-Forman Corp. 1.20% due 2/3/2009[2]	6,500	6,493
Walgreen & Co. 0.25% due 1/30/2009[2]	5,100	5,099
Shell International Finance BV 0.40% due 4/30/2009[2]	4,700	4,696
Siemens Capital Co. LLC 0.30% due 1/13/2009[2]	3,900	3,900

Total short-term securities (cost: $253,334,000)		253,318

Total investment securities (cost: $1,579,835,000)		1,290,154
Other assets less liabilities		6,940

Net assets		$1,297,094

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $626,958,000, which represented 48.34% of the net assets of the fund.

[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $138,195,000, which represented 10.65% of the net assets of the fund.

[3]	Security did not produce income during the last 12 months.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
CZK = Czech korunas
EGP = Egyptian pounds
MXN = Mexican pesos
MYR = Malaysian ringgits
PLN = Polish zloty
TRY = New Turkish liras

Blue Chip Income and Growth Fund
Investment portfolio

December 31, 2008

Common stocks — 90.61%	Shares	Value (000)

HEALTH CARE — 19.11%
Merck & Co., Inc.	2,715,000	$82,536
Aetna Inc.	2,500,000	71,250
Medtronic, Inc.	1,800,000	56,556
UnitedHealth Group Inc.	1,900,000	50,540
Amgen Inc.[1]	875,000	50,531
Eli Lilly and Co.	1,125,000	45,304
Abbott Laboratories	750,000	40,028
AstraZeneca PLC (ADR)	975,000	40,004
Pfizer Inc	1,900,000	33,649
Cardinal Health, Inc.	850,000	29,299
Bristol-Myers Squibb Co.	1,125,000	26,156
Schering-Plough Corp.	420,000	7,153
Covidien Ltd.	175,000	6,342
		539,348

INFORMATION TECHNOLOGY — 18.92%
Microsoft Corp.	5,460,000	106,142
Hewlett-Packard Co.	2,650,000	96,169
International Business Machines Corp.	830,000	69,853
Nokia Corp. (ADR)	4,000,000	62,400
Oracle Corp.[1]	2,350,000	41,665
Intel Corp.	2,200,000	32,252
Texas Instruments Inc.	1,900,000	29,488
Cisco Systems, Inc.[1]	1,650,000	26,895
Yahoo! Inc.[1]	1,989,600	24,273
Linear Technology Corp.	550,000	12,166
Automatic Data Processing, Inc.	250,000	9,835
SAP AG (ADR)	255,000	9,236
KLA-Tencor Corp.	280,000	6,101
Maxim Integrated Products, Inc.	400,000	4,568
Tyco Electronics Ltd.	175,000	2,837
		533,880

INDUSTRIALS — 13.24%
General Electric Co.	6,550,000	106,110
United Parcel Service, Inc., Class B	750,000	41,370
United Technologies Corp.	760,000	40,736
Norfolk Southern Corp.	592,800	27,891
Illinois Tool Works Inc.	650,000	22,782
Rockwell Automation	600,000	19,344
Emerson Electric Co.	500,000	18,305
Waste Management, Inc.	500,000	16,570
Eaton Corp.	300,000	14,913
Burlington Northern Santa Fe Corp.	160,000	12,114
Avery Dennison Corp.	350,000	11,456
Ingersoll-Rand Co. Ltd., Class A	600,000	10,410
Southwest Airlines Co.	1,000,000	8,620
Pitney Bowes Inc.	300,000	7,644
Tyco International Ltd.	300,000	6,480
Union Pacific Corp.	115,000	5,497
Lockheed Martin Corp.	40,000	3,363
		373,605

CONSUMER DISCRETIONARY — 10.25%
Lowe’s Companies, Inc.	4,300,000	92,536
Target Corp.	1,230,000	42,472
CBS Corp., Class B	4,409,600	36,115
Leggett & Platt, Inc.	2,000,000	30,380
Carnival Corp., units	650,000	15,808
Harley-Davidson, Inc.	860,000	14,594
Time Warner Inc.	1,360,000	13,682
Mattel, Inc.	700,000	11,200
Home Depot, Inc.	300,000	6,906
Royal Caribbean Cruises Ltd.	500,000	6,875
Johnson Controls, Inc.	280,000	5,085
Honda Motor Co., Ltd. (ADR)	180,000	3,841
Whirlpool Corp.	85,700	3,544
Magna International Inc., Class A	115,000	3,442
Daimler AG (New York registered)	70,000	2,679
		289,159

TELECOMMUNICATION SERVICES — 7.58%
Verizon Communications Inc.	2,900,000	98,310
AT&T Inc.	3,191,250	90,951
Embarq Corp.	349,000	12,550
Qwest Communications International Inc.	2,850,000	10,374
Sprint Nextel Corp., Series 1[1]	988,839	1,810
		213,995

FINANCIALS — 6.33%
JPMorgan Chase & Co.	1,435,000	45,246
Citigroup Inc.	6,250,000	41,937
Bank of America Corp.	2,500,000	35,200
Capital One Financial Corp.	900,000	28,701
Bank of New York Mellon Corp.	460,000	13,032
HSBC Holdings PLC (ADR)	225,000	10,951
XL Capital Ltd., Class A	530,000	1,961
American International Group, Inc.	500,000	785
Freddie Mac	650,000	474
Fannie Mae	485,800	369
Washington Mutual, Inc.[2]	228,571	5
Washington Mutual, Inc.[2,3]	480,000	—
		178,661

CONSUMER STAPLES — 6.12%
Walgreen Co.	1,707,083	42,114
PepsiCo, Inc.	650,000	35,600
Kimberly-Clark Corp.	555,000	29,271
Kellogg Co.	592,000	25,959
ConAgra Foods, Inc.	1,200,000	19,800
General Mills, Inc.	250,000	15,188
H.J. Heinz Co.	80,000	3,008
Avon Products, Inc.	71,700	1,723
		172,663

ENERGY — 5.78%
Schlumberger Ltd.	1,250,000	52,913
Royal Dutch Shell PLC, Class A (ADR)	800,000	42,352
Exxon Mobil Corp.	200,000	15,966
ConocoPhillips	300,000	15,540
EOG Resources, Inc.	200,000	13,316
Marathon Oil Corp.	332,700	9,103
Halliburton Co.	250,000	4,545
Baker Hughes Inc.	130,000	4,169
Eni SpA (ADR)	70,000	3,347
Spectra Energy Corp	130,000	2,046
		163,297

UTILITIES — 1.72%
FPL Group, Inc.	400,000	20,132
Southern Co.	500,000	18,500
Xcel Energy Inc.	250,000	4,637
Duke Energy Corp.	260,000	3,903
FirstEnergy Corp.	25,901	1,258
		48,430

MATERIALS — 0.44%
Air Products and Chemicals, Inc.	250,000	12,567

MISCELLANEOUS — 1.12%
Other common stocks in initial period of acquisition		31,554

Total common stocks (cost: $3,382,104,000)		2,557,159

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,2,3]	60,000	—

Total rights & warrants (cost: $230,000)		—

Convertible securities — 0.08%

FINANCIALS — 0.06%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	60,000	1,763

MISCELLANEOUS — 0.02%
Other convertible securities in initial period of acquisition		438

Total convertible securities (cost: $3,540,000)		2,201

	Principal amount	Value
Bonds, notes & other debt instruments — 0.01%	(000)	(000)

FINANCIALS — 0.01%
National City Corp. 5.80% 2017	$300	$255

Total bonds, notes & other debt instruments (cost: $246,000)		255

Short-term securities — 9.08%

Federal Home Loan Bank 0.18%–0.53% due 2/17–6/16/2009	53,000	52,947
Freddie Mac 0.22%–0.45% due 5/12–6/9/2009	48,500	48,415
Ranger Funding Co. LLC 0.40%–0.45% due 1/7–3/20/2009[4]	28,000	27,990
U.S. Treasury Bills 1.635% due 1/15/2009	23,000	22,999
Walt Disney Co. 1.05%–1.70% due 1/26–2/17/2009	20,400	20,387
Honeywell International Inc. 0.30% due 3/19/2009[4]	15,300	15,288
HSBC Finance Corp. 0.05% due 1/2/2009	11,000	11,000
Merck & Co. Inc. 0.80% due 1/26/2009	10,300	10,294
Medtronic Inc. 0.30% due 1/22/2009[4]	10,000	9,998
International Bank for Reconstruction and Development 0.18% due 3/16/2009	10,000	9,994
Illinois Tool Works Inc. 1.80% due 1/6/2009	9,300	9,298
Genentech, Inc. 0.70% due 1/7/2009[4]	8,700	8,699
Private Export Funding Corp. 0.15% due 3/2/2009[4]	5,000	4,999
Emerson Electric Co. 0.40% due 3/10/2009[4]	4,100	4,098

Total short-term securities (cost: $256,397,000)		256,406

Total investment securities (cost: $3,642,517,000)		2,816,021
Other assets less liabilities		6,206

Net assets		$2,822,227

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	$3,000	$1,763	.06%
Washington Mutual, Inc.	4/8/2008	2,000	5	—
Washington Mutual, Inc.	4/8/2008	3,970	—	—
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	230	—	—

Total restricted securities		$9,200	$1,768	.06%

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,763,000, which represented .06% of the net assets of the fund.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $71,072,000, which represented 2.52% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth and Income Fund
Investment portfolio

December 31, 2008

Common stocks — 75.84%	Shares	Value (000)

INFORMATION TECHNOLOGY — 12.59%
Microsoft Corp.	2,810,000	$54,626
International Business Machines Corp.	275,000	23,144
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,618,220	12,784
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	3,000,000	4,114
Google Inc., Class A2	51,000	15,690
Novellus Systems, Inc.[2]	1,000,000	12,340
Samsung Electronics Co., Ltd.[1]	30,600	11,090
KLA-Tencor Corp.	500,000	10,895
Yahoo! Inc.[2]	888,000	10,834
Nokia Corp.[1]	635,640	9,879
Cisco Systems, Inc.[2]	502,000	8,182
EMC Corp.[2]	747,000	7,821
STMicroelectronics NV1	1,000,000	6,714
Mediatek Incorporation[1]	985,000	6,667
Lite-On Technology Corp.[1]	6,030,752	3,990
Apple Inc.[2]	20,000	1,707
Tyco Electronics Ltd.	100,000	1,621
HTC Corp.[1]	132,600	1,340
Hynix Semiconductor Inc.[1,2]	180,000	980
		204,418

TELECOMMUNICATION SERVICES — 11.10%
AT&T Inc.	1,250,000	35,625
Telefónica, SA1	1,385,000	31,122
Qwest Communications International Inc.	8,100,000	29,484
Koninklijke KPN NV1	1,382,000	20,090
NTT DoCoMo, Inc.[1]	7,000	13,769
Verizon Communications Inc.	400,000	13,560
SOFTBANK CORP.[1]	509,300	9,203
China Unicom (Hong Kong) Ltd.[1]	5,173,948	6,294
Telecom Italia SpA[1]	2,332,000	3,802
Telecom Italia SpA, nonvoting[1]	1,969,900	2,204
Far EasTone Telecommunications Co., Ltd.[1]	3,716,913	4,251
Telekomunikacja Polska SA1	575,200	3,742
Telefónica 02 Czech Republic, AS1	165,000	3,648
Vodafone Group PLC[1]	1,706,000	3,474
		180,268

MATERIALS — 10.68%
Newmont Mining Corp.	800,000	32,560
Yamana Gold Inc.	4,000,000	31,022
Barrick Gold Corp.	650,000	23,900
United States Steel Corp.	500,000	18,600
Rio Tinto PLC[1]	500,000	10,957
Alcoa Inc.	900,000	10,134
MeadWestvaco Corp.	750,000	8,393
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	570,000	6,071
Evraz Group SA (GDR)[1]	600,000	5,189
Anglo American PLC[1]	220,575	5,048
Grupo México, SAB de CV, Series B	7,791,599	4,972
Gold Fields Ltd.[1]	500,000	4,961
Impala Platinum Holdings Ltd.[1]	316,648	4,625
James Hardie Industries NV1	850,000	2,840
Sterlite Industries (India) Ltd.[1]	400,000	2,177
Nitto Denko Corp.[1]	100,000	1,917
		173,366

FINANCIALS — 10.57%
Macquarie Group Ltd.[1]	805,000	16,691
Industrial and Commercial Bank of China Ltd., Class H1	24,137,000	12,829
National City Corp.[3]	6,125,000	11,086
National City Corp.	693,986	1,256
Berkshire Hathaway Inc., Class B2	3,720	11,956
People’s United Financial, Inc.	585,000	10,431
JPMorgan Chase & Co.	325,000	10,247
AXA SA1	407,222	9,101
SLM Corp.[2]	992,600	8,834
Fairfax Financial Holdings Ltd.	27,000	8,642
Prudential PLC[1]	1,385,000	8,529
Champion Real Estate Investment Trust[1]	30,418,000	8,194
Macquarie International Infrastructure Fund Ltd.[1]	35,188,164	7,276
Citigroup Inc.	1,000,000	6,710
CapitaMall Trust, units[1]	4,660,000	5,206
Onex Corp.	335,000	5,001
Allianz SE1	41,500	4,462
Bank of America Corp.	250,000	3,520
Wells Fargo & Co.	110,000	3,243
Banco Santander, SA1	300,000	2,902
BNP Paribas SA1	65,000	2,752
Frasers Commercial Trust[1]	16,000,000	2,629
M&T Bank Corp.	37,500	2,153
ING Groep NV, depository receipts[1]	200,000	2,096
China Life Insurance Co. Ltd., Class H1	615,000	1,895
PNC Financial Services Group, Inc.	37,500	1,838
Erste Bank der oesterreichischen Sparkassen AG1	59,200	1,391
Société Générale[1]	10,000	508
Saizen Real Estate Investment Trust[1]	3,168,000	288
		171,666

INDUSTRIALS — 7.53%
General Electric Co.	1,857,100	30,085
Schneider Electric SA1	256,000	19,170
Joy Global Inc.	550,000	12,589
Ryanair Holdings PLC (ADR)[2]	313,000	9,102
Deutsche Lufthansa AG1	450,000	7,142
Rickmers Maritime[1,4]	24,370,000	6,635
Finmeccanica SpA[1]	382,583	5,875
Österreichische Post AG1	151,530	5,102
Outotec Oyj[1]	265,000	4,113
Enka Insaat ve Sanayi AS1	1,166,666	4,019
Siemens AG1	46,500	3,492
Capita Group PLC[1]	262,000	2,824
URS Corp.[2]	64,000	2,609
ABB Ltd[1,2]	168,500	2,524
Tyco International Ltd.	100,000	2,160
SembCorp Industries Ltd[1]	1,090,000	1,777
Randstad Holding NV1	81,000	1,649
Murray & Roberts Holdings Ltd.[1]	266,500	1,381
		122,248

CONSUMER DISCRETIONARY — 7.23%
McDonald’s Corp.	200,000	12,438
Yamada Denki Co., Ltd.[1]	179,500	12,434
Toyota Motor Corp.[1]	378,000	12,346
Carnival Corp., units	500,000	12,160
Virgin Media Inc.[2]	2,015,000	10,055
Honda Motor Co., Ltd.[1]	449,000	9,716
Esprit Holdings Ltd.[1]	1,177,000	6,710
Saks Inc.[2]	1,200,000	5,256
Time Warner Inc.	480,000	4,829
Bosideng International Holdings Ltd.[1]	50,000,000	4,734
Yue Yuen Industrial (Holdings) Ltd.[1]	2,038,500	4,040
News Corp., Class A	425,000	3,863
Carphone Warehouse Group PLC[1]	2,021,100	2,654
Target Corp.	76,500	2,642
Fiat SpA[1]	375,000	2,451
adidas AG1	62,700	2,417
Macquarie Communications Infrastructure Group[1,3]	2,155,516	1,329
Macquarie Communications Infrastructure Group[1]	1,675,149	1,033
GOME Electrical Appliances Holding Ltd.[1]	20,515,000	2,245
H & M Hennes & Mauritz AB, Class B1	48,400	1,906
ProSiebenSAT.1 Media AG, nonvoting preferred[1]	500,000	1,707
Liberty Media Corp., Liberty Interactive, Series A2	124,800	389
		117,354

HEALTH CARE — 6.02%
Merck & Co., Inc.	842,000	25,597
UCB SA1	500,000	16,327
Bayer AG, non-registered shares[1]	218,500	12,868
Roche Holding AG1	75,850	11,603
Schering-Plough Corp.	500,000	8,515
Novo Nordisk A/S, Class B1	140,000	7,145
Abbott Laboratories	130,000	6,938
Johnson & Johnson	102,000	6,103
Smith & Nephew PLC[1]	415,000	2,663
		97,759

ENERGY — 4.24%
China National Offshore Oil Corp.[1]	20,000,000	19,008
Saipem SpA, Class S1	592,000	9,965
Baker Hughes Inc.	307,700	9,868
Royal Dutch Shell PLC, Class A (ADR)	129,000	6,829
EnCana Corp.	132,000	6,170
Oil and Gas Development Co. Ltd.[1]	9,939,000	5,679
OAO Gazprom (ADR)[1]	350,000	5,017
Diamond Offshore Drilling, Inc.	41,000	2,417
Tenaris SA (ADR)	81,000	1,699
Reliance Industries Ltd.[1]	53,000	1,354
OAO TMK (GDR)[1]	164,500	641
OAO TMK (GDR)[1,5]	54,359	212
		68,859

CONSUMER STAPLES — 3.74%
Diageo PLC[1]	600,000	8,442
Shoppers Drug Mart Corp.	206,500	8,143
Tesco PLC[1]	1,455,000	7,667
Beiersdorf AG1	125,000	7,455
Coca-Cola Co.	143,000	6,474
C&C Group PLC[1]	2,000,000	4,060
Altria Group, Inc.	239,800	3,611
Avon Products, Inc.	133,000	3,196
Kraft Foods Inc., Class A	98,000	2,631
L’Oréal SA1	27,500	2,396
Unilever NV, depository receipts[1]	90,300	2,193
Nestlé SA1	44,000	1,723
SABMiller PLC[1]	100,000	1,703
Wal-Mart de México, SAB de CV, Series V	408,100	1,094
		60,788

UTILITIES — 2.14%
GDF Suez[1]	190,890	9,478
E.ON AG1	171,000	6,932
Electricité de France SA1	100,000	5,827
Exelon Corp.	100,000	5,561
Reliant Energy, Inc.[2]	673,000	3,890
China Resources Power Holdings Co. Ltd.[1]	1,021,000	1,984
Hongkong Electric Holdings Ltd.[1]	204,500	1,150
		34,822

Total common stocks (cost: $1,920,857,000)		1,231,548

Preferred stocks — 1.06%

FINANCIALS — 1.06%
SMFG Preferred Capital USD 3 Ltd. 9.50%[5,6]	11,600,000	10,686
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative[5]	600,000	505
Bank of America Corp., Series K, 8.00% noncumulative[6]	3,000,000	2,161
Woori Bank 6.208%[5,6]	4,700,000	1,879
Shinsei Finance (Cayman) Ltd. 6.418% noncumulative[5,6]	4,322,000	910
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[5,6]	3,955,000	826
Shinhan Bank 5.663%[6]	335,000	176
Shinhan Bank 6.819%[6]	100,000	51

Total preferred stocks (cost: $24,585,000)		17,194

	Principal amount
Bonds, notes & other debt instruments — 3.98%	(000)

FINANCIALS — 0.98%
Sovereign Bancorp, Inc. 8.75% 2018	$8,850	8,131
Zions Bancorporation 5.50% 2015	6,500	4,603
iStar Financial, Inc. 8.625% 2013	6,000	1,861
First Tennessee Bank 5.05% 2015	1,100	717
Agile Property Holdings Ltd. 9.00% 2013	930	513
		15,825

MORTGAGE-BACKED OBLIGATIONS[7] — 0.83%
Banc of America Funding Trust, Series 2007-7, Class 2-A-1, 6.00% 2037	$13,068	$8,056
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.821% 2037[1,6]	12,922	5,427
		13,483

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE OF THE U.S. — 0.81%
Brazil (Federal Republic of) 10.00% 2014[1]	BRL 9,200	3,559
Brazil (Federal Republic of) 10.00% 2017[1]	16,500	6,060
CoBank ACB 2.596% 2022[5,6]	$5,050	3,561
		13,180

TELECOMMUNICATION SERVICES — 0.50%
Sprint Nextel Corp. 1.866% 2010[6]	2,000	1,676
Sprint Capital Corp. 8.75% 2032	9,630	6,513
		8,189

CONSUMER DISCRETIONARY — 0.29%
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	1,200	1,014
DaimlerChrysler North America Holding Corp. 7.75% 2011	250	226
DaimlerChrysler North America Holding Corp. 7.30% 2012	600	519
DaimlerChrysler North America Holding Corp. 6.50% 2013	2,270	1,773
MGM MIRAGE 8.50% 2010	1,425	1,204
		4,736

ENERGY — 0.23%
Gaz Capital SA 7.343% 2013	200	163
Gaz Capital SA 8.146% 2018	1,570	1,115
Gazprom International SA 7.201% 2020[7]	2,193	1,699
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	525	423
Gaz Capital SA 7.288% 2037	600	357
		3,757

INFORMATION TECHNOLOGY — 0.17%
Freescale Semiconductor, Inc. 9.875% 2014[6,8]	10,130	2,380
NXP BV and NXP Funding LLC 7.875% 2014	1,075	425
		2,805

CONSUMER STAPLES — 0.17%
H.J. Heinz Co. 15.59% 2011[5,6]	2,400	2,685

Total bonds, notes & other debt instruments (cost: $83,183,000)		64,660

Short-term securities — 19.39%

Calyon North America Inc. 0.93% due 2/27/2009	31,500	31,453
Freddie Mac 0.75%–0.90% due 1/16–2/23/2009	30,100	30,090
Federal Home Loan Bank 0.32%–0.50% due 2/9–4/9/2009	29,600	29,576
Total Capital Canada Ltd. 1.10% due 1/9/2009[5]	25,500	25,493
Unilever Capital Corp. 0.50% due 4/8/2009[5]	25,000	24,974
Fannie Mae 0.20% due 2/18/2009	20,700	20,694
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009[5]	19,700	19,696
Novartis Finance Corp. 0.25% due 2/19/2009[5]	18,600	18,594
International Bank for Reconstruction and Development 0.25% due 3/18/2009	17,900	17,889
Denmark (Kingdom of) 0.88% due 2/6/2009	13,300	13,288
General Dynamics Corp. 0.15% due 1/15/2009[5]	12,200	12,199
Procter & Gamble International Funding S.C.A. 0.35% due 3/6/2009[5]	10,000	9,996
Shell International Finance BV 2.15% due 2/3/2009[5]	10,000	9,989
Bank of Nova Scotia 1.25% due 2/11/2009	10,000	9,980
Ranger Funding Co. LLC 0.25%–0.45% due 1/7–1/26/2009[5]	9,800	9,799
Caisse d’Amortissement de la Dette Sociale 1.20% due 2/9/2009	7,700	7,683
Thunder Bay Funding, LLC 0.95% due 1/14/2009[5]	7,400	7,397
Alcon Capital Corp. 0.25% due 2/2/2009[5]	7,354	7,352
KfW 0.25% due 1/20/2009[5]	4,500	4,500
Eli Lilly and Co. 1.35% due 1/12/2009[5]	4,200	4,197

Total short-term securities (cost: $314,819,000)		314,839

Total investment securities (cost: $2,343,444,000)		1,628,241
Other assets less liabilities		(4,304)

Net assets		$1,623,937

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $570,799,000, which represented 35.15% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

National City Corp.	4/21/2008	$30,625	$11,086	.68%
Macquarie Communications Infrastructure Group	4/23/2007–6/24/2008	10,594	1,329	.08

Total restricted securities		$41,219	$12,415	.76%

[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $175,450,000, which represented 10.80% of the net assets of the fund.

[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais

Growth-Income Fund
Investment portfolio

December 31, 2008

Common stocks — 85.70%	Shares	Value (000)

INFORMATION TECHNOLOGY — 21.25%
Oracle Corp.[1]	28,555,000	$506,280
Microsoft Corp.	19,400,100	377,138
Hewlett-Packard Co.	9,710,000	352,376
Google Inc., Class A1	1,075,100	330,755
Yahoo! Inc.[1]	24,060,000	293,532
Intel Corp.	17,400,000	255,084
Cisco Systems, Inc.[1]	13,240,000	215,812
International Business Machines Corp.	2,500,000	210,400
SAP AG2	3,736,574	134,248
SAP AG (ADR)	920,000	33,322
Corning Inc.	14,000,000	133,420
Nokia Corp.[2]	7,705,000	119,747
Linear Technology Corp.	3,500,000	77,420
Flextronics International Ltd.[1]	29,500,000	75,520
Automatic Data Processing, Inc.	1,755,000	69,042
Xilinx, Inc.	3,869,200	68,949
NVIDIA Corp.[1]	8,300,000	66,981
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	46,315,214	63,515
Symantec Corp.[1]	4,600,000	62,192
Paychex, Inc.	1,975,141	51,907
HOYA CORP.[2]	2,600,400	45,074
Maxim Integrated Products, Inc.	3,700,000	42,254
Texas Instruments Inc.	2,625,000	40,740
Analog Devices, Inc.	1,750,000	33,285
Motorola, Inc.	6,362,500	28,186
eBay Inc.[1]	2,000,000	27,920
QUALCOMM Inc.	750,000	26,872
KLA-Tencor Corp.	1,200,000	26,148
Affiliated Computer Services, Inc., Class A1	503,400	23,131
Redecard SA, ordinary nominative	1,642,950	18,255
Microchip Technology Inc.	820,000	16,015
EMC Corp.[1]	1,475,000	15,443
MEMC Electronic Materials, Inc.[1]	986,800	14,091
Visa Inc., Class A	202,088	10,600
Tyco Electronics Ltd.	578,750	9,382
Western Union Co.	400,000	5,736
Advanced Micro Devices, Inc.[1]	2,000,000	4,320
Apple Inc.[1]	10,000	853
		3,885,945

INDUSTRIALS — 12.63%
General Electric Co.	20,120,000	325,944
United Parcel Service, Inc., Class B	4,250,000	234,430
United Technologies Corp.	4,075,000	218,420
Norfolk Southern Corp.	3,830,736	180,236
General Dynamics Corp.	2,357,000	135,740
Avery Dennison Corp.	3,955,000	129,447
3M Co.	2,088,474	120,171
Precision Castparts Corp.	1,654,000	98,380
Southwest Airlines Co.	10,945,000	94,346
Burlington Northern Santa Fe Corp.	1,231,000	93,199
CSX Corp.	2,553,000	82,896
Lockheed Martin Corp.	965,000	81,137
Waste Management, Inc.	2,150,000	71,251
Rockwell Automation	1,900,000	61,256
Union Pacific Corp.	1,255,000	59,989
FANUC LTD[2]	800,000	56,770
Emerson Electric Co.	1,400,000	51,254
Tyco International Ltd.	2,361,325	51,005
Eaton Corp.	800,000	39,768
Pitney Bowes Inc.	1,552,200	39,550
Ingersoll-Rand Co. Ltd., Class A	1,900,000	32,965
Deere & Co.	550,000	21,076
AMR Corp.[1]	1,500,000	16,005
Continental Airlines, Inc., Class B1	800,000	14,448
		2,309,683

CONSUMER DISCRETIONARY — 11.40%
Time Warner Inc.	33,500,000	337,010
Lowe’s Companies, Inc.	12,480,477	268,580
Target Corp.	5,559,912	191,984
Best Buy Co., Inc.	4,800,000	134,928
News Corp., Class A	9,515,200	86,493
Mattel, Inc.	4,916,498	78,664
Vivendi SA2	2,300,000	75,069
Kohl’s Corp.[1]	1,900,000	68,780
Walt Disney Co.	3,000,000	68,070
Omnicom Group Inc.	2,515,000	67,704
Carnival PLC[2]	2,949,590	64,999
Time Warner Cable Inc., Class A1	2,825,000	60,596
Magna International Inc., Class A	1,988,500	59,516
Carnival Corp., units	2,124,200	51,661
Amazon.com, Inc.[1]	905,000	46,408
Fiat SpA[2]	7,000,000	45,753
VF Corp.	800,000	43,816
Staples, Inc.	2,000,000	35,840
D.R. Horton, Inc.	5,000,000	35,350
Abercrombie & Fitch Co., Class A	1,500,000	34,605
Harley-Davidson, Inc.	1,950,000	33,091
Comcast Corp., Class A	1,800,000	30,384
Royal Caribbean Cruises Ltd.	2,170,000	29,837
Toyota Motor Corp.[2]	900,000	29,395
SEGA SAMMY HOLDINGS INC.[2]	1,880,000	21,767
McDonald’s Corp.	300,000	18,657
Office Depot, Inc.[1]	6,000,000	17,880
Gentex Corp.	1,698,100	14,994
Li & Fung Ltd.[2]	8,490,000	14,649
Home Depot, Inc.	600,000	13,812
Harman International Industries, Inc.	185,000	3,095
		2,083,387

HEALTH CARE — 9.45%
Roche Holding AG2	1,437,460	219,900
Aetna Inc.	5,669,363	161,577
Cardinal Health, Inc.	4,450,000	153,392
Abbott Laboratories	2,603,978	138,974
Merck & Co., Inc.	3,800,000	115,520
Medtronic, Inc.	3,365,000	105,728
UnitedHealth Group Inc.	3,642,000	96,877
Amgen Inc.[1]	1,396,000	80,619
Schering-Plough Corp.	4,552,300	77,526
Medco Health Solutions, Inc.[1]	1,800,000	75,438
Eli Lilly and Co.	1,850,000	74,500
Hologic, Inc.[1]	4,931,300	64,452
Pfizer Inc	3,460,000	61,277
CIGNA Corp.	3,000,000	50,550
WellPoint, Inc.[1]	1,000,000	42,130
AstraZeneca PLC (ADR)	678,400	27,835
AstraZeneca PLC (Sweden)[2]	242,000	9,576
Genentech, Inc.[1]	438,800	36,381
Masimo Corp.[1]	750,000	22,373
Teva Pharmaceutical Industries Ltd. (ADR)	515,000	21,924
Covidien Ltd.	578,750	20,974
Bristol-Myers Squibb Co.	780,000	18,135
ResMed Inc[1]	383,808	14,385
Thermo Fisher Scientific Inc.[1]	390,000	13,287
Johnson & Johnson	200,000	11,966
St. Jude Medical, Inc.[1]	360,000	11,866
ev3 Inc.[1]	234,900	1,433
		1,728,595

ENERGY — 7.79%
Schlumberger Ltd.	6,125,000	259,271
Chevron Corp.	2,913,200	215,489
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	105,880
Royal Dutch Shell PLC, Class B (ADR)	777,391	39,981
Royal Dutch Shell PLC, Class B2	139,816	3,559
Marathon Oil Corp.	4,725,000	129,276
Hess Corp.	1,930,000	103,525
Halliburton Co.	5,530,000	100,535
Devon Energy Corp.	1,475,000	96,922
Baker Hughes Inc.	2,975,000	95,408
ConocoPhillips	1,650,000	85,470
Eni SpA[2]	2,250,000	53,448
EOG Resources, Inc.	700,000	46,606
China National Offshore Oil Corp.[2]	35,000,000	33,263
Canadian Natural Resources, Ltd.	585,000	23,405
Exxon Mobil Corp.	250,000	19,958
Smith International, Inc.	238,800	5,466
Spectra Energy Corp	332,500	5,234
OAO Gazprom (ADR)[2]	142,100	2,037
		1,424,733

CONSUMER STAPLES — 7.16%
PepsiCo, Inc.	4,968,419	272,120
Molson Coors Brewing Co., Class B	4,781,900	233,931
Philip Morris International Inc.	5,375,000	233,866
Avon Products, Inc.	5,207,674	125,140
Wal-Mart Stores, Inc.	1,600,000	89,696
Kraft Foods Inc., Class A	3,025,000	81,221
Kellogg Co.	1,378,300	60,438
Walgreen Co.	2,000,000	49,340
Sara Lee Corp.	5,000,000	48,950
L’Oréal SA2	527,382	45,941
Altria Group, Inc.	1,806,800	27,210
Groupe Danone SA2	325,000	19,664
Kimberly-Clark Corp.	280,000	14,767
Archer Daniels Midland Co.	250,000	7,208
		1,309,492

FINANCIALS — 6.07%
JPMorgan Chase & Co.	5,957,900	187,853
Citigroup Inc.	20,000,000	134,200
Bank of New York Mellon Corp.	4,328,405	122,624
Capital One Financial Corp.	3,350,000	106,832
HSBC Holdings PLC (Hong Kong)[2]	5,600,000	53,760
HSBC Holdings PLC (ADR)	1,086,050	52,858
State Street Corp.	2,300,000	90,459
Arthur J. Gallagher & Co.	2,925,000	75,787
Bank of America Corp.	5,000,000	70,400
American Express Co.	2,500,000	46,375
Banco Santander, SA2	4,687,500	45,352
Marsh & McLennan Companies, Inc.	1,455,000	35,313
American International Group, Inc.	13,866,700	21,771
Allstate Corp.	635,000	20,803
Berkshire Hathaway Inc., Class A1	171	16,519
SLM Corp.[1]	1,257,000	11,187
Freddie Mac	9,940,000	7,256
XL Capital Ltd., Class A	662,440	2,451
Radian Group Inc.	660,000	2,429
Genworth Financial, Inc., Class A	696,500	1,971
Fannie Mae	2,275,000	1,729
Indiabulls Real Estate Ltd. (GDR)[2]	387,915	1,071
Washington Mutual, Inc.[2,3]	12,800,000	—
		1,109,000

TELECOMMUNICATION SERVICES — 4.16%
AT&T Inc.	8,327,100	237,322
Verizon Communications Inc.	6,014,831	203,903
Telephone and Data Systems, Inc.	3,100,700	98,447
Telephone and Data Systems, Inc., Special Common Shares	2,300,900	64,655
Qwest Communications International Inc.	26,710,200	97,225
Sprint Nextel Corp., Series 1[1]	18,674,200	34,174
Embarq Corp.	677,502	24,363
		760,089

UTILITIES — 2.37%
Exelon Corp.	2,735,000	152,093
Dominion Resources, Inc.	2,500,000	89,600
PPL Corp.	1,700,000	52,173
Public Service Enterprise Group Inc.	1,785,000	52,068
FirstEnergy Corp.	930,000	45,179
FPL Group, Inc.	600,000	30,198
Duke Energy Corp.	665,000	9,982
American Electric Power Co., Inc.	67,900	2,260
		433,553

MATERIALS — 2.18%
Air Products and Chemicals, Inc.	2,000,000	100,540
Monsanto Co.	876,300	61,648
Sealed Air Corp.	3,200,000	47,808
Salzgitter AG2	511,743	40,519
United States Steel Corp.	938,820	34,924
Syngenta AG2	175,000	33,692
SSAB Svenskt Stål AB, Class A2	3,276,684	29,092
Potash Corp. of Saskatchewan Inc.	285,000	20,868
Mosaic Co.	407,531	14,101
Dow Chemical Co.	850,000	12,827
MeadWestvaco Corp.	258,200	2,889
		398,908

MISCELLANEOUS — 1.24%
Other common stocks in initial period of acquisition		226,148

Total common stocks (cost: $20,867,667,000)		15,669,533

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,2,3]	1,600,000	—

Total rights & warrants (cost: $6,131,000)		—

Convertible securities — 0.29%

FINANCIALS — 0.28%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	1,777,000	52,225

MISCELLANEOUS — 0.01%
Other convertible securities in initial period of acquisition		1,300

Total convertible securities (cost: $100,321,000)		53,525

	Principal amount
Bonds, notes & other debt instruments — 0.06%	(000)

ENERGY — 0.04%
Marathon Oil Corp. 6.00% 2017	$10,000	8,540

CONSUMER STAPLES — 0.02%
H.J. Heinz Co. 15.59% 2011[4,5]	2,900	3,245

Total bonds, notes & other debt instruments (cost: $11,517,000)		11,785

	Principal amount	Value
Short-term securities — 13.34%	(000)	(000)

Freddie Mac 0.18%–2.70% due 1/23–7/7/2009	$485,830	$485,389
U.S. Treasury Bills 1.40%–1.95% due 1/8–8/27/2009	339,200	339,149
Fannie Mae 0.20%–2.30% due 2/26–7/14/2009	273,330	272,895
Federal Home Loan Bank 0.44%–2.80% due 1/7–6/16/2009	239,420	239,189
Procter & Gamble International Funding S.C.A. 0.15%–1.80% due 1/28–3/9/2009[5]	96,700	96,636
Procter & Gamble Co. 1.55% due 1/9/2009[5]	45,000	44,984
International Bank for Reconstruction and Development 1.10% due 2/4–2/20/2009	91,100	91,056
Enterprise Funding Co. LLC 0.65%–1.00% due 2/24/2009[5]	45,011	44,912
Ranger Funding Co. LLC 1.45% due 1/9/2009[5]	39,900	39,885
Illinois Tool Works Inc. 1.50%–1.80% due 1/6–1/27/2009	71,000	70,967
Medtronic Inc. 0.30%–1.20% due 1/22–2/18/2009[5]	69,600	69,515
AT&T Inc. 0.95%–1.25% due 1/29–2/25/2009[5]	62,200	62,149
United Parcel Service Inc. 0.30%–0.41% due 4/6–4/8/2009[5]	62,000	61,958
Eli Lilly and Co. 1.35% due 1/12–1/14/2009[5]	53,100	53,071
Paccar Financial Corp. 1.20% due 1/14/2009	47,500	47,478
Jupiter Securitization Co., LLC 0.25% due 1/28/2009[5]	30,300	30,294
Park Avenue Receivables Co., LLC 0.60% due 1/14/2009[5]	14,000	13,997
General Electric Capital Corp., FDIC insured, 0.70% due 2/20/2009	42,200	42,188
Chevron Corp. 1.00%–1.15% due 1/21–3/2/2009	40,000	39,977
John Deere Capital Corp. 2.50% due 1/14/2009[5]	40,000	39,977
Hewlett-Packard Co. 1.30% due 1/6/2009[5]	38,111	38,103
Walt Disney Co. 1.05% due 1/16/2009	27,700	27,687
Merck & Co. Inc. 1.15% due 1/20/2009	26,400	26,383
Johnson & Johnson 0.75% due 2/27/2009[5]	25,000	24,992
Walgreen & Co. 0.25% due 1/30/2009[5]	24,900	24,895
Citigroup Funding Inc., FDIC insured, 0.50% due 2/18/2009	23,600	23,594
3M Co. 1.70% due 1/16/2009[5]	22,200	22,188
Honeywell International Inc. 0.30% due 2/20–3/19/2009[5]	19,200	19,189
Caterpillar Financial Services Corp. 0.12% due 3/2/2009	17,600	17,589
Private Export Funding Corp. 0.15% due 3/2/2009[5]	15,000	14,996
HSBC Finance Corp. 0.05% due 1/2/2009	8,000	8,000
Estée Lauder Companies Inc. 1.05% due 1/16/2009[5]	6,000	5,997

Total short-term securities (cost: $2,436,803,000)		2,439,279

Total investment securities (cost: $23,422,439,000)		18,174,122
Other assets less liabilities		110,816

Net assets		$18,284,938
“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,419,023,000 which represented 7.76% of the net assets of the fund.

[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	$88,850	$52,225	.29%
Washington Mutual, Inc.	4/8/2008	105,869	—	.00
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	6,131	—	.00

Total restricted securities		$200,850	$52,225	.29%

[4]	Coupon rate may change periodically.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $710,983,000, which represented 3.89% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts                                                                           GDR = Global Depositary Receipts

International Growth and Income Fund
Investment portfolio

December 31, 2008

Common stocks — 64.30%	Shares	Value (000)

HEALTH CARE — 10.59%
Bayer AG, non-registered shares[1]	6,900	$406
Roche Holding AG1	1,920	294
Orion Oyj, Class B1	16,230	275
Novartis AG1	5,021	250
Sonic Healthcare Ltd.[1]	23,075	240
Cochlear Ltd.[1]	5,250	211
		1,676

TELECOMMUNICATION SERVICES — 9.98%
América Móvil, SAB de CV, Series L (ADR)	16,900	524
France Télécom SA1	18,500	519
Telenor ASA[1]	50,700	341
Advanced Info Service PCL[1]	84,000	195
		1,579

CONSUMER DISCRETIONARY — 8.06%
Vivendi SA1	6,600	215
Esprit Holdings Ltd.[1]	35,700	204
Fiat SpA[1]	28,800	188
Industria de Diseno Textil, SA1	3,150	140
Marks and Spencer Group PLC[1]	41,200	130
H & M Hennes & Mauritz AB, Class B1	3,000	118
Belle International Holdings Ltd.[1]	230,000	102
Yue Yuen Industrial (Holdings) Ltd.[1]	50,500	100
OPAP (Greek Organization of Football Prognostics) SA1	2,740	79
		1,276

ENERGY — 7.50%
China National Offshore Oil Corp.[1]	460,000	437
Woodside Petroleum Ltd.[1]	11,255	296
Eni SpA[1]	11,600	276
OAO Gazprom (ADR)[1]	12,400	178
		1,187

INDUSTRIALS — 6.88%
Schneider Electric SA1	4,510	338
Sandvik AB1	28,000	179
MAN AG1	2,920	162
Legrand SA1	6,860	132
Geberit AG1	1,000	107
Deutsche Post AG1	5,390	91
AB Volvo, Class B1	14,500	81
		1,090

FINANCIALS — 4.72%
AXA SA1	10,175	227
Banco Santander, SA1	19,200	186
Japan Real Estate Investment Corp.[1]	16	143
Société Générale[1]	2,000	102
Unibail-Rodamco, non-registered shares[1]	600	90
		748

INFORMATION TECHNOLOGY — 3.55%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	233,000	319
Konica Minolta Holdings, Inc.[1]	11,500	89
Nippon Electric Glass Co., Ltd.[1]	16,000	84
Delta Electronics, Inc.[1]	36,000	70
		562

MATERIALS — 3.21%
Akzo Nobel NV1	9,600	397
Syngenta AG1	580	111
		508

UTILITIES — 3.02%
GDF Suez[1]	6,900	343
RWE AG1	1,500	135
		478

CONSUMER STAPLES — 2.21%
Philip Morris International Inc.	4,700	205
Groupe Danone SA1	2,400	145
		350

MISCELLANEOUS — 4.58%
Other common stocks in initial period of acquisition		725

Total common stocks (cost: $9,112,000)		10,179

Rights & warrants — 0.08%

MISCELLANEOUS — 0.08%
Other rights & warrants in initial period of acquisition		13

Total rights & warrants (cost: $11,000)		13

	Principal amount
Bonds, notes & other debt instruments — 1.49%	(000)

CONSUMER DISCRETIONARY — 0.96%
DaimlerChrysler North America Holding Corp. 7.20% 2009	$156	151

INFORMATION TECHNOLOGY — 0.53%
NXP BV and NXP Funding LLC 9.50% 2015	440	85

Total bonds, notes & other debt instruments (cost: $224,000)		236

	Principal amount	Value
Short-term securities — 25.73%	(000)	(000)

Fannie Mae 0.30% due 3/16/2009	$394	$393
Genentech, Inc. 0.25% due 1/16/2009[2]	380	380
UBS Finance (Delaware) LLC 0.30% due 1/7/2009	300	300
Hewlett-Packard Co. 0.80% due 1/5/2009[2]	300	300
Jupiter Securitization Co., LLC 0.30% due 2/3/2009[2]	300	300
Procter & Gamble Co. 0.90% due 2/20/2009[2]	300	300
KfW 0.70% due 1/15/2009[2]	300	300
AT&T Inc. 0.70% due 2/25/2009[2]	300	300
Unilever Capital Corp. 0.65% due 2/23/2009[2]	300	300
Enterprise Funding Co. LLC 1.40% due 1/12/2009[2]	300	300
Microsoft Corp. 0.30% due 3/13/2009[2]	300	300
Electricité de France 0.85% due 2/2/2009[2]	300	300
BASF AG 0.55% due 2/17/2009[2]	300	299

Total short-term securities (cost: $4,072,000)		4,072

Total investment securities (cost: $13,419,000)		14,500
Other assets less liabilities		1,329

Net assets		$15,829

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $9,415,000, which represented 59.48% of the net assets of the fund.

[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,379,000, which represented 21.35% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Asset Allocation Fund
Investment portfolio

December 31, 2008

Common stocks — 63.33%	Shares	Value (000)

INFORMATION TECHNOLOGY — 13.67%
Cisco Systems, Inc.[1]	6,810,000	$111,003
International Business Machines Corp.	1,180,000	99,309
Hewlett-Packard Co.	2,650,000	96,168
Oracle Corp.[1]	4,522,500	80,184
Nokia Corp. (ADR)	4,500,000	70,200
Microsoft Corp.	3,600,000	69,984
SAP AG (ADR)	1,900,000	68,818
Applied Materials, Inc.	6,600,000	66,858
Paychex, Inc.	2,420,000	63,598
Yahoo! Inc.[1]	4,000,000	48,800
Google Inc., Class A1	145,000	44,609
EMC Corp.[1]	4,000,000	41,880
Intel Corp.	2,500,000	36,650
Avnet, Inc.[1]	1,700,000	30,957
Xilinx, Inc.	1,350,000	24,057
Samsung Electronics Co., Ltd.[2]	50,000	18,121
		971,196

HEALTH CARE — 9.23%
Johnson & Johnson	2,340,000	140,002
Abbott Laboratories	1,990,000	106,206
Amgen Inc.[1]	1,600,000	92,400
Wyeth	1,600,000	60,016
Eli Lilly and Co.	1,200,000	48,324
Bristol-Myers Squibb Co.	2,000,000	46,500
Boston Scientific Corp.[1]	6,000,000	46,440
UnitedHealth Group Inc.	1,500,000	39,900
Medtronic, Inc.	1,250,000	39,275
Roche Holding AG2	150,000	22,947
Aetna Inc.	500,000	14,250
		656,260

FINANCIALS — 6.92%
Wells Fargo & Co.	2,800,000	82,544
JPMorgan Chase & Co.	2,559,800	80,710
Marsh & McLennan Companies, Inc.	2,440,000	59,219
ACE Ltd.	1,020,000	53,978
Progressive Corp.	2,950,000	43,690
T. Rowe Price Group, Inc.	1,050,000	37,212
People’s United Financial, Inc.	2,000,000	35,660
Bank of America Corp.	2,350,000	33,088
Moody’s Corp.	1,420,000	28,528
Berkshire Hathaway Inc., Class A1	200	19,320
Citigroup Inc.	2,000,000	13,420
XL Capital Ltd., Class A	1,100,000	4,070
		491,439

INDUSTRIALS — 6.32%
General Electric Co.	6,790,000	109,998
Boeing Co.	1,750,000	74,673
United Parcel Service, Inc., Class B	820,000	45,231
Deere & Co.	1,100,000	42,152
Robert Half International Inc.	2,000,000	41,640
Roper Industries, Inc.	935,000	40,588
IDEX Corp.	1,620,000	39,123
Danaher Corp.	610,000	34,532
ITT Corp.	400,000	18,396
DigitalGlobe Inc.[1,2,3]	1,225,858	3,065
UAL Corp.[1]	910	10
		449,408

ENERGY — 5.37%
Chevron Corp.	1,600,000	118,352
Schlumberger Ltd.	1,350,000	57,145
Apache Corp.	640,000	47,699
Suncor Energy Inc.	2,150,000	41,853
Smith International, Inc.	1,600,000	36,624
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	1,250,000	30,613
Transocean Ltd.[1]	500,000	23,625
Occidental Petroleum Corp.	300,000	17,997
Uranium One Inc.[1]	5,300,000	7,786
		381,694

CONSUMER DISCRETIONARY — 4.77%
Lowe’s Companies, Inc.	3,810,000	81,991
McDonald’s Corp.	830,000	51,618
Best Buy Co., Inc.	1,705,350	47,937
Johnson Controls, Inc.	2,400,000	43,584
Carnival Corp., units	1,560,000	37,939
Target Corp.	950,000	32,804
Magna International Inc., Class A	600,000	17,958
Saks Inc.[1]	3,500,000	15,330
Toyota Motor Corp.[2]	300,000	9,798
		338,959

MATERIALS — 3.82%
BHP Billiton Ltd.[2]	4,340,000	93,242
Newmont Mining Corp.	2,165,000	88,115
Alcoa Inc.	3,000,000	33,780
E.I. du Pont de Nemours and Co.	1,000,000	25,300
Rio Tinto PLC[2]	732,789	16,059
Weyerhaeuser Co.	480,000	14,693
		271,189

CONSUMER STAPLES — 3.59%
Coca-Cola Co.	1,400,000	63,378
PepsiCo, Inc.	1,000,000	54,770
Archer Daniels Midland Co.	1,670,000	48,146
Philip Morris International Inc.	990,000	43,075
Unilever NV (New York registered)	1,730,000	42,471
Origin Enterprises PLC[1,2]	1,773,300	3,474
		255,314

TELECOMMUNICATION SERVICES — 3.16%
AT&T Inc.	4,570,000	130,245
Vodafone Group PLC[2]	20,000,000	40,723
Verizon Communications Inc.	1,200,000	40,680
Sprint Nextel Corp., Series 1[1]	7,000,000	12,810
American Tower Corp., Class A1	7,045	206
COLT Telecom Group SA1,2	51,200	50
		224,714

UTILITIES — 1.48%
Entergy Corp.	450,000	37,408
Exelon Corp.	600,000	33,366
Reliant Energy, Inc.[1]	5,000,000	28,900
KGen Power Corp.[1,2]	570,516	5,563
		105,237

MISCELLANEOUS — 5.00%
Other common stocks in initial period of acquisition		355,147

Total common stocks (cost: $5,662,449,000)		4,500,557

Preferred stocks — 0.18%

FINANCIALS — 0.18%
Bank of America Corp., Series K, 8.00% noncumulative[4]	4,000,000	2,881
BNP Paribas 7.195%[4,5]	4,000,000	2,548
QBE Capital Funding II LP 6.797%[4,5]	3,250,000	1,839
AXA SA, Series B, 6.379%[4,5]	4,000,000	1,793
Barclays Bank PLC 7.434%[4,5]	2,740,000	1,387
SMFG Preferred Capital USD 1 Ltd. 6.078%[4,5]	1,500,000	1,020
BOI Capital Funding (No. 2) LP 5.571%[4,5]	4,500,000	990
XL Capital Ltd., Series E, 6.50%[4]	1,000,000	230

Total preferred stocks (cost: $24,149,000)		12,688

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
GT Group Telecom Inc., warrants, expire 2010[1,2,5]	2,250	—

INDUSTRIALS — 0.00%
Atrium Corp., warrants, expire 2018[1,2,5]	1,024	—

Total rights & warrants (cost: $117,000)		—

	Principal amount
Bonds, notes & other debt instruments — 26.08%	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 9.13%
U.S. Treasury 3.625% 2009	$2,000	2,036
U.S. Treasury 3.875% 2010	164,000	173,728
U.S. Treasury 4.875% 2012	40,000	44,780
U.S. Treasury 4.875% 2012	33,625	37,810
U.S. Treasury 3.625% 2013	37,125	40,811
U.S. Treasury 1.875% 2015[2,6]	22,276	20,956
U.S. Treasury 7.25% 2016	2,000	2,679
U.S. Treasury 9.25% 2016	2,000	2,918
U.S. Treasury 8.875% 2017	3,000	4,467
U.S. Treasury 1.625% 2018[2,6]	23,785	22,513
U.S. Treasury 6.625% 2027	35,000	52,374
U.S. Treasury 5.50% 2028	12,000	16,230
U.S. Treasury 4.50% 2036	35,000	46,534
U.S. Treasury 4.375% 2038[2]	15,000	20,510
Fannie Mae 6.25% 2011	7,625	8,045
Fannie Mae 5.25% 2012	30,000	30,836
Fannie Mae 6.25% 2029	23,375	31,810
Fannie Mae 7.25% 2030	7,000	10,570
Freddie Mac 5.25% 2011	30,000	32,678
Federal Home Loan Bank 5.625% 2016	17,375	18,354
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	6,000	6,252
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,000	6,249
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	6,000	6,204
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,250	4,366
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,875	2,906
CoBank ACB 2.596% 2022[4,5]	3,445	2,429
		649,045

MORTGAGE-BACKED OBLIGATIONS[7] — 7.85%
Freddie Mac 6.50% 2016	668	696
Freddie Mac 5.00% 2018	1,830	1,889
Freddie Mac 5.00% 2023	3,771	3,881
Freddie Mac 6.00% 2026	16,634	17,197
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	687	720
Freddie Mac, Series 3233, Class PA, 6.00% 2036	5,305	5,493
Freddie Mac, Series 3312, Class PA, 5.50% 2037	5,428	5,547
Freddie Mac 5.724% 2037[4]	4,473	4,576
Freddie Mac 5.00% 2038	49,563	50,589
Freddie Mac 5.00% 2038	24,421	24,927
Freddie Mac 6.00% 2038	45,101	46,520
Freddie Mac 6.50% 2038	5,673	5,899
Fannie Mae 7.00% 2009	2	2
Fannie Mae 4.89% 2012	10,000	10,489
Fannie Mae 4.00% 2015	4,471	4,432
Fannie Mae 5.50% 2017	1,954	2,017
Fannie Mae 5.00% 2018	5,335	5,505
Fannie Mae 5.50% 2020	9,704	10,032
Fannie Mae 6.00% 2021	438	456
Fannie Mae 6.00% 2021	434	451
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	3,668	3,718
Fannie Mae 6.00% 2026	3,249	3,359
Fannie Mae 5.50% 2033	8,078	8,313
Fannie Mae 5.50% 2033	4,883	5,022
Fannie Mae 4.50% 2035	17,003	17,265
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	807	676
Fannie Mae 6.00% 2036	17,366	17,912
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	2,817	2,901
Fannie Mae 6.50% 2036	8,148	8,479
Fannie Mae 5.50% 2037	15,951	16,382
Fannie Mae 6.00% 2037	33,549	34,604
Fannie Mae 6.00% 2037[2]	4,295	4,309
Fannie Mae 6.50% 2037	1,931	1,974
Fannie Mae 4.50% 2038	2,992	3,038
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	676	712
Fannie Mae 7.00% 2047	4,032	4,133
Fannie Mae 7.00% 2047	991	1,016
Wells Fargo Mortgage-backed Securities Trust, Series 2003-13, Class A-1, 4.50% 2018	11,719	10,627
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	3,000	2,721
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	5,506	4,240
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.665% 2036[4]	5,237	3,679
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	1,616	1,259
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	4,604	4,265
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,457	1,015
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	3,000	2,910
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	5,000	4,704
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	4,600	3,579
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	3,551	1,799
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.821% 2037[2,4]	4,310	1,810
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.854% 2047[4]	13,928	6,454
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	16,190	13,319
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[4]	12,000	9,939
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[4]	2,625	2,068
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[4]	4,000	3,252
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.265% 2044[4]	10,000	8,041
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	5,910	5,364
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-3, 4.868% 2042	7,000	5,544
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.892% 2036[4]	12,473	6,310
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.923% 2036[4]	1,885	949
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[4]	5,466	2,552
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	2,884	2,445
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	6,693	3,858
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.236% 2036[4]	4,347	2,079
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	2,714	1,412
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[5]	3,125	2,567
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[2,5]	2,125	1,611
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,5]	2,375	1,425
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,5]	2,725	1,500
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[2,5]	2,950	1,542
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	1,000	968
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	4,654	4,557
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	2,897	2,743
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 2033	2,973	2,976
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,000	5,174
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	9,254	5,002
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	3,548	1,560
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	7,246	6,204
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	3,771	3,514
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044[4]	1,898	1,775
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[2,5]	4,000	3,429
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2,5]	1,460	964
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 2018[5]	4,000	4,168
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[5]	3,800	2,672
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,5]	1,800	1,030
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2,5]	700	381
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 2045[4]	5,000	4,061
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	5,000	3,809
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.762% 2036[4]	2,384	1,172
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.84% 2036[4]	3,053	1,334
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.253% 2036[4]	2,764	1,301
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2,5]	4,000	2,880
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2,5]	335	228
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2,5]	335	224
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[2,5]	335	221
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[2,5]	335	218
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.563% 2035[4]	6,076	3,423
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.911% 2036[4]	687	331
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	5,842	3,368
GE Capital Commercial Mortgage Corp., Series 2002-1, Class A-3, 6.269% 2035	3,338	3,141
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[2]	2,865	2,726
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	3,548	2,666
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[5]	2,500	2,600
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[4]	5,461	2,468
Bank of America 5.50% 2012[5]	2,000	2,061
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	2,932	1,881
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.641% 2037[4]	3,751	1,539
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[5]	1,684	1,479
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	1,489	1,358
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.572% 2035[2,4]	2,275	1,237
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.955% 2034[4]	1,796	1,192
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class C, 7.786% 2036	1,000	995
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	807	790
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.842% 2033[4]	852	723
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.793% 2037[4]	1,550	711
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.461% 2027[4,5]	395	395
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	68	67
Government National Mortgage Assn. 8.50% 2021	35	38
		557,724

CONSUMER DISCRETIONARY — 1.45%
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,650	3,588
Charter Communications Operating, LLC, Term Loan B, 5.47% 2014[4,7,8]	1,980	1,466
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[5]	650	501
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[5]	1,075	865
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,615	831
Time Warner Inc. 5.875% 2016	6,125	5,499
Comcast Corp. 6.95% 2037	5,000	5,282
MGM MIRAGE 6.75% 2013	1,645	1,110
MGM MIRAGE 13.00% 2013[5]	1,375	1,317
MGM MIRAGE 5.875% 2014	1,750	1,129
MGM MIRAGE 6.625% 2015	925	569
Univision Communications, Inc., Second Lien Term Loan B, 2.961% 2009[4,7,8]	2,748	1,937
Univision Communications Inc. 7.85% 2011	520	276
Univision Communications, Inc., First Lien Term Loan B, 2.711% 2014[4,7,8]	1,410	591
Univision Communications Inc. 9.75% 2015[5,10]	9,085	1,181
Cox Communications, Inc. 7.875% 2009	4,000	3,933
Sun Media Corp. 7.625% 2013	2,000	1,620
Quebecor Media Inc. 7.75% 2016	2,075	1,411
Quebecor Media Inc. 7.75% 2016	1,325	901
Cablevision Systems Corp., Series B, 8.00% 2012	4,050	3,625
Boyd Gaming Corp. 7.75% 2012	1,000	905
Boyd Gaming Corp. 6.75% 2014	1,350	857
Boyd Gaming Corp. 7.125% 2016	2,725	1,621
TL Acquisitions, Inc., Term Loan B, 2.96% 2014[4,7,8]	3,312	2,176
Thomson Learning 0%/13.25% 2015[5,9]	940	277
Thomson Learning 10.50% 2015[5]	2,150	892
CanWest Media Inc., Series B, 8.00% 2012	6,777	3,016
CanWest MediaWorks Inc. 9.25% 2015[5]	500	193
Dollar General Corp. 10.625% 2015	1,750	1,680
Dollar General Corp. 11.875% 2017[4,10]	1,750	1,505
Mohegan Tribal Gaming Authority 8.00% 2012	750	461
Mohegan Tribal Gaming Authority 7.125% 2014	4,750	2,423
Centex Corp. 5.25% 2015	3,285	2,053
Centex Corp. 6.50% 2016	1,090	698
Seneca Gaming Corp. 7.25% 2012	2,100	1,701
Seneca Gaming Corp., Series B, 7.25% 2012	950	770
Time Warner Cable Inc. 6.75% 2018	2,500	2,411
Michaels Stores, Inc., Term Loan B, 2.75% 2013[4,7,8]	985	535
Michaels Stores, Inc. 10.00% 2014	3,575	1,644
Hanesbrands Inc., Series B, 5.698% 2014[4]	3,030	2,151
Toys “R” Us, Inc. 7.625% 2011	4,100	2,029
Pinnacle Entertainment, Inc. 7.50% 2015	3,400	1,989
Allison Transmission Holdings, Inc. 11.00% 2015[5]	750	371
Allison Transmission Holdings, Inc. 11.25% 2015[4,5,10]	3,850	1,540
NTL Cable PLC 8.75% 2014	2,400	1,812
American Media Operations, Inc., Series B, 10.25% 2009	6,325	1,289
American Media Operations, Inc., Series B, 10.25% 2009[5]	125	26
American Media Operations, Inc. 8.875% 2011	1,715	354
American Media Operations, Inc. 8.875% 2011[5]	62	13
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,300	1,587
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	1,583
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,725	1,492
Tenneco Automotive Inc. 8.625% 2014	3,865	1,488
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,295	1,480
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	2,250	1,477
Warner Music Group 7.375% 2014	2,500	1,475
Thomson Reuters Corp. 5.95% 2013	1,500	1,398
McGraw-Hill Companies, Inc. 5.375% 2012	1,500	1,366
Neiman Marcus Group, Inc. 9.00% 2015[10]	2,900	1,290
iesy Repository GmbH 10.125% 2015	€1,000	1,178
Sealy Mattress Co. 8.25% 2014	$1,900	1,130
News America Inc. 5.30% 2014	1,165	1,074
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,470	434
K. Hovnanian Enterprises, Inc. 7.75% 2013	2,200	495
K. Hovnanian Enterprises, Inc. 6.50% 2014	250	69
Education Management LLC and Education Management Finance Corp. 8.75% 2014	725	555
Education Management LLC and Education Management Finance Corp. 10.25% 2016	605	442
Standard Pacific Corp. 5.125% 2009	1,002	962
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,000	905
Liberty Media Corp. 8.25% 2030	1,375	796
LBI Media, Inc. 8.50% 2017[2,5]	2,230	780
Macy’s Retail Holdings, Inc. 7.875% 2015	1,065	768
Fox Acquisition LLC 13.375% 2016[5]	1,595	686
TRW Automotive Inc. 7.00% 2014[5]	1,250	669
WDAC Intermediate Corp. 8.375% 2014[5]	1,575	457
WDAC Intermediate Corp. 8.50% 2014	€375	146
Cooper-Standard Automotive Inc. 7.00% 2012	$375	114
Cooper-Standard Automotive Inc. 8.375% 2014	1,875	337
Meritage Homes Corp. 6.25% 2015	825	441
Radio One, Inc. 6.375% 2013	975	334
Dex Media, Inc., Series B, 8.00% 2013	1,750	332
Local T.V. Finance LLC 9.25% 2015[5,10]	1,170	263
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 5.33% 2012[4,7,8]	342	244
Young Broadcasting Inc. 10.00% 2011	3,367	51
Delphi Corp. 6.50% 2013[11]	985	15
		103,337

FINANCIALS — 1.34%
Citigroup Inc. 6.125% 2017	3,105	3,143
Citigroup Capital XXI 8.30% 2077[4]	5,825	4,503
JPMorgan Chase Bank NA 6.00% 2017	3,500	3,536
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[4]	2,560	2,104
Prudential Financial, Inc., Series D, 5.50% 2016	2,000	1,614
Prudential Holdings, LLC, Series C, 8.695% 2023[5,7]	3,000	2,897
Simon Property Group, LP 5.30% 2013	2,500	1,871
Simon Property Group, LP 5.875% 2017	1,500	1,003
Simon Property Group, LP 6.125% 2018	2,000	1,354
Bank of America Corp. 5.30% 2017	4,000	3,804
UniCredito Italiano SpA 5.584% 2017[4,5]	3,500	3,063
HVB Funding Trust III 9.00% 2031[5]	1,600	463
Lazard Group LLC 7.125% 2015	4,845	3,080
Lazard Group LLC 6.85% 2017	395	252
SLM Corp., Series A, 5.00% 2015	5,000	3,176
CIT Group Inc. 7.625% 2012	3,650	3,084
Developers Diversified Realty Corp. 4.625% 2010	3,000	2,114
Developers Diversified Realty Corp. 5.50% 2015	2,000	841
Goldman Sachs Group, Inc. 6.15% 2018	3,000	2,888
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	3,500	2,834
TuranAlem Finance BV 8.50% 2015	4,750	2,066
TuranAlem Finance BV 8.25% 2037[5]	1,750	761
Monumental Global Funding III 4.953% 2014[4,5]	4,000	2,656
HBOS PLC 6.75% 2018[5]	3,000	2,645
Charles Schwab Corp., Series A, 6.375% 2017	2,000	1,854
Schwab Capital Trust I 7.50% 2037[4]	1,500	751
Ford Motor Credit Co. 7.375% 2009	650	571
Ford Motor Credit Co. 8.625% 2010	380	288
Ford Motor Credit Co. 7.375% 2011	1,625	1,236
Ford Motor Credit Co. 7.569% 2012[4]	700	456
Royal Bank of Scotland Group PLC 6.99% (undated)[4,5]	5,100	2,321
Royal Bank of Scotland Group PLC, Series U, 7.64% (undated)[4]	400	160
iStar Financial, Inc. 6.00% 2010	1,635	687
iStar Financial, Inc., Series B, 5.125% 2011	815	285
iStar Financial, Inc. 6.50% 2013	920	276
iStar Financial, Inc., Series B, 5.70% 2014	130	40
iStar Financial, Inc. 6.05% 2015	4,000	1,181
American Express Co. 8.15% 2038	2,000	2,300
MetLife Capital Trust X 9.25% 2068[4,5]	3,000	2,097
HSBK (Europe) BV 7.25% 2017[5]	2,295	1,251
HSBK (Europe) BV 7.25% 2017	1,250	681
Hospitality Properties Trust 6.70% 2018	4,015	1,870
Liberty Mutual Group Inc. 6.50% 2035[5]	1,335	767
Liberty Mutual Group Inc. 7.50% 2036[5]	1,750	1,068
E*TRADE Financial Corp. 8.00% 2011	1,575	725
E*TRADE Financial Corp. 7.875% 2015	2,560	934
Kimco Realty Corp. 5.70% 2017	2,495	1,571
Fifth Third Capital Trust IV 6.50% 2067[4]	3,000	1,501
Northern Rock PLC 5.60% (undated)[4,5]	200	77
Northern Rock PLC 6.594% (undated)[4,5]	3,200	1,232
Capmark Financial Group Inc. 5.875% 2012	2,600	887
Capmark Financial Group Inc. 6.30% 2017	1,500	413
American General Finance Corp., Series J, 6.50% 2017	3,000	1,237
ZFS Finance (USA) Trust V 6.50% 2067[4,5]	3,000	1,231
Wells Fargo & Co. 4.375% 2013	1,235	1,210
Realogy Corp., Letter of Credit, 5.05% 2013[4,7,8]	167	106
Realogy Corp., Term Loan B, 5.706% 2013[4,7,8]	621	393
Realogy Corp. 10.50% 2014	2,275	404
Realogy Corp. 11.75% 2014[10]	1,826	219
Rouse Co. 5.375% 2013	2,000	640
Rouse Co. 6.75% 2013[5]	1,225	447
CNA Financial Corp. 7.25% 2023	1,550	969
Assurant, Inc. 5.625% 2014	1,150	875
Allstate Corp., Series B, 6.125% 2067[4]	1,445	840
Glen Meadow Pass-Through Trust 6.505% 2067[4,5]	2,000	804
Brandywine Operating Partnership, LP 5.75% 2012	1,000	750
PNC Funding Corp., Series II, 6.113% (undated)[4,5]	1,800	744
Agile Property Holdings Ltd. 9.00% 2013	980	540
ProLogis 5.625% 2015	525	262
ProLogis 6.625% 2018	200	96
		94,999

TELECOMMUNICATION SERVICES — 0.93%
SBC Communications Inc. 4.125% 2009	2,250	2,260
AT&T Inc. 6.70% 2013	4,000	4,242
SBC Communications Inc. 5.10% 2014	1,125	1,107
AT&T Corp. 8.00% 2031[4]	2,000	2,520
AT&T Inc. 6.40% 2038	5,750	6,180
American Tower Corp. 7.125% 2012	6,015	5,955
American Tower Corp. 7.50% 2012	250	247
American Tower Corp. 7.00% 2017[2,5]	6,425	6,168
Telecom Italia Capital SA, Series B, 5.25% 2013	2,000	1,527
Telecom Italia Capital SA 7.20% 2036	4,000	3,088
Telecom Italia Capital SA 7.721% 2038	2,850	2,346
Centennial Communications Corp. 9.633% 2013[4]	1,000	975
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,475	1,497
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[4]	3,600	3,672
Verizon Communications Inc. 5.50% 2017	4,125	3,999
Vodafone Group PLC 6.15% 2037	3,500	3,471
Nextel Communications, Inc., Series E, 6.875% 2013	580	247
Nextel Communications, Inc., Series F, 5.95% 2014	5,480	2,304
Sprint Capital Corp. 6.90% 2019	1,080	768
Deutsche Telekom International Finance BV 5.875% 2013	3,000	2,970
Cricket Communications, Inc. 9.375% 2014	2,460	2,226
Windstream Corp. 8.125% 2013	2,225	2,058
Windstream Corp. 8.625% 2016	150	133
ALLTEL Corp., Term Loan B3, 3.939% 2015[4,7,8]	1,521	1,509
ALLTEL Corp., Term Loan B2, 4.371% 2015[4,7,8]	598	591
Millicom International Cellular SA 10.00% 2013	2,010	1,819
MetroPCS Wireless, Inc. 9.25% 2014	1,500	1,350
Hawaiian Telcom Communications, Inc. 8.765% 2013[4,11]	175	10
Hawaiian Telcom Communications, Inc. 9.75% 2013[11]	2,545	204
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 2014[4,7,8]	423	165
British Telecommunications PLC 5.95% 2018	160	139
		65,747

UTILITIES — 0.92%
Edison Mission Energy 7.50% 2013	3,725	3,427
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	4,000	4,053
Edison Mission Energy 7.75% 2016	1,150	1,029
Midwest Generation, LLC, Series B, 8.56% 2016[7]	3,214	3,069
Edison Mission Energy 7.00% 2017	600	525
Edison Mission Energy 7.20% 2019	1,000	825
Edison Mission Energy 7.625% 2027	2,325	1,813
Intergen Power 9.00% 2017[5]	12,725	10,498
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 5.368% 2014[4,7,8]	1,336	930
Texas Competitive Electric Holdings Co. LLC, Series B, 10.50% 2015[5]	4,685	3,350
Texas Competitive Electric Holdings Co. LLC 10.50% 2015[5]	3,885	2,778
Texas Competitive Electric Holdings Co. LLC 11.25% 2016[5,10]	3,750	1,894
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	4,000	3,881
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	1,750	2,051
NRG Energy, Inc. 7.25% 2014	2,250	2,109
NRG Energy, Inc. 7.375% 2016	2,125	1,982
Veolia Environnement 5.25% 2013	3,650	3,388
Alabama Power Co., Series 2008-B, 5.80% 2013	2,875	2,995
MidAmerican Energy Holdings Co. 6.50% 2037	3,000	2,938
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[5]	2,500	2,049
Virginia Electric and Power Co., Series B, 5.95% 2017	1,750	1,765
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	1,125	1,073
Sierra Pacific Resources 8.625% 2014	550	499
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	1,500	1,496
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,500	1,460
Appalachian Power Co., Series M, 5.55% 2011	1,375	1,363
AES Corp. 8.00% 2020[5]	1,650	1,287
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[5,7]	1,245	1,194
		65,721

INDUSTRIALS — 0.88%
Nielsen Finance LLC, Term Loan B, 4.388% 2013[4,7,8]	1,551	1,055
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	7,575	6,098
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[9]	10,550	3,877
General Electric Co. 5.25% 2017	4,500	4,494
Koninklijke Philips Electronics NV 5.75% 2018	4,800	4,430
US Investigations Services, Inc., Term Loan B, 4.275% 2015[4,7,8]	742	540
US Investigations Services, Inc. 10.50% 2015[5]	3,100	2,278
US Investigations Services, Inc. 11.75% 2016[5]	1,735	1,102
Union Pacific Corp. 5.75% 2017	805	765
Union Pacific Corp. 5.70% 2018	3,000	2,893
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	3,553	3,096
Caterpillar Financial Services Corp., Series F, 4.85% 2012	2,125	2,018
Caterpillar Financial Services Corp., Series F, 6.20% 2013	1,000	1,032
Raytheon Co. 4.85% 2011	3,000	3,033
Burlington Northern Santa Fe Corp. 7.00% 2014	1,945	2,032
BNSF Funding Trust I 6.613% 2055[4]	1,115	704
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,5,7]	2,975	2,591
Atlas Copco AB 5.60% 2017[5]	2,750	2,588
Allied Waste North America, Inc., Series B, 7.375% 2014	2,415	2,285
Northwest Airlines, Inc., Term Loan B, 4.96% 2013[2,4,7,8]	862	695
Northwest Airlines, Inc., Term Loan A, 3.21% 2018[4,7,8]	2,131	1,577
Navios Maritime Holdings Inc. 9.50% 2014	3,525	1,981
Ashtead Group PLC 8.625% 2015[5]	1,050	556
Ashtead Capital, Inc. 9.00% 2016[5]	2,150	1,118
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	525	218
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[10]	3,865	1,333
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	350	96
DAE Aviation Holdings, Inc. 11.25% 2015[5]	3,200	1,328
ARAMARK Corp., Term Loan B, 3.334% 2014[4,7,8]	146	122
ARAMARK Corp., Letter of Credit, 4.494% 2014[4,7,8]	9	8
ARAMARK Corp. 8.50% 2015	1,125	1,024
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	648	518
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[7]	1,030	607
THL Buildco, Inc. 8.50% 2014	4,480	1,053
Norfolk Southern Corp. 5.75% 2018	980	955
Iron Mountain Inc. 6.625% 2016	980	801
RSC Holdings III, LLC, Second Lien Term Loan B, 7.71% 2013[4,7,8]	895	481
Alion Science and Technology Corp. 10.25% 2015	840	383
Atrium Companies, Inc. 15.00% 2012[5,10]	1,992	269
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[7]	587	241
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[7]	45	42
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[7]	103	96
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[7,11]	1,226	18
		62,431

HEALTH CARE — 0.79%
Tenet Healthcare Corp. 6.375% 2011	2,185	1,699
Tenet Healthcare Corp. 7.375% 2013	2,935	2,106
Tenet Healthcare Corp. 9.875% 2014	3,255	2,636
Tenet Healthcare Corp. 9.25% 2015	3,215	2,604
Bausch & Lomb Inc. 9.875% 2015[5]	10,975	8,286
GlaxoSmithKline Capital Inc. 4.85% 2013	6,625	6,652
Cardinal Health, Inc. 5.80% 2016	7,250	6,569
HealthSouth Corp. 10.75% 2016	5,750	5,304
AstraZeneca PLC 5.40% 2012	2,750	2,907
HCA Inc., Term Loan B, 3.709% 2013[4,7,8]	2,597	2,050
HCA Inc. 10.375% 2016[10]	875	685
VWR Funding, Inc. 10.25% 2015[4,10]	4,025	2,556
Biogen Idec Inc. 6.00% 2013	2,500	2,475
Hospira, Inc. 5.55% 2012	2,395	2,271
Team Finance LLC and Health Finance Corp. 11.25% 2013	2,300	1,817
Mylan Inc., Term Loan B, 4.75% 2014[4,7,8]	1,838	1,567
PTS Acquisition Corp. 9.50% 2015[10]	3,460	1,332
Symbion Inc. 11.75% 2015[10]	2,206	1,169
Viant Holdings Inc. 10.125% 2017[5]	1,621	543
Surgical Care Affiliates, Inc. 8.875% 2015[5,10]	800	492
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	245	229
		55,949

ASSET-BACKED OBLIGATIONS[7] — 0.69%
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 0.638% 2013[4]	9,860	7,888
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[2,5]	6,860	5,127
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[5]	6,600	4,832
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	2,500	1,720
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	2,750	1,820
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.221% 2034[4]	4,896	3,384
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[5]	3,250	2,793
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	2,875	2,529
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[5]	3,000	2,398
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	2,472	2,350
CWABS Asset-backed Certificates Trust, Series 2006-14, Class 2-A-2, 0.621% 2037[4]	2,875	2,121
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 0.631% 2036[4]	4,000	2,007
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 1.261% 2019[2,4,5]	2,667	1,467
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	1,822	1,427
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,313
Securitized Asset-backed Receivables LLC Trust, Series 2006-NC3, Class A-2B, 0.621% 2036[4]	2,065	878
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[5]	305	282
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[5]	626	573
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[5]	811	762
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[4]	2,000	749
GSAA Home Equity Trust, Series 2006-7, Class AF-5A, 6.205% 2046[4]	750	702
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[4]	750	579
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[4]	2,370	556
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[4]	483	464
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	388	388
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.271% 2034[4]	312	124
		49,233

ENERGY — 0.59%
Enterprise Products Operating LLC 9.75% 2014	1,375	1,401
Enterprise Products Operating LP 6.875% 2033	4,025	3,093
Enterprise Products Operating LP 8.375% 2066[4]	235	129
Enterprise Products Operating LP 7.034% 2068[4]	9,155	4,308
Kinder Morgan Energy Partners LP 6.00% 2017	6,285	5,465
Williams Companies, Inc. 7.875% 2021	2,125	1,628
Transcontinental Gas Pipe Line Corp. 7.25% 2026	1,575	1,441
Williams Companies, Inc. 8.75% 2032	2,225	1,661
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,5,7]	5,000	3,425
Gaz Capital SA 8.146% 2018[5]	1,750	1,242
Gaz Capital SA, Series 9, 6.51% 2022	3,625	2,166
Canadian Natural Resources Ltd. 5.70% 2017	3,000	2,621
Enbridge Energy Partners, LP, Series B, 6.50% 2018	3,000	2,473
Husky Energy Inc. 6.80% 2037	2,750	2,298
Petroplus Finance Ltd. 6.75% 2014[5]	1,750	1,120
Petroplus Finance Ltd. 7.00% 2017[5]	1,550	953
Drummond Co., Inc. 7.375% 2016[5]	3,600	1,764
TransCanada PipeLines Ltd. 6.35% 2067[4]	3,230	1,446
TEPPCO Partners LP 7.00% 2067[4]	2,025	1,087
International Coal Group, Inc. 10.25% 2014	1,250	944
Enbridge Inc. 5.60% 2017	925	787
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	675	534
		41,986

CONSUMER STAPLES — 0.54%
Constellation Brands, Inc. 8.375% 2014	1,275	1,218
Constellation Brands, Inc. 7.25% 2017	7,145	6,788
Stater Bros. Holdings Inc. 8.125% 2012	4,225	3,845
Stater Bros. Holdings Inc. 7.75% 2015	1,250	1,056
British American Tobacco International Finance PLC 9.50% 2018[5]	3,470	3,864
Altria Group, Inc. 9.70% 2018	2,500	2,706
Cott Beverages Inc. 8.00% 2011	4,025	2,475
Kraft Foods Inc. 6.875% 2038	2,375	2,381
Albertson’s, Inc. 7.25% 2013	975	829
Albertson’s, Inc. 8.00% 2031	2,500	1,513
Vitamin Shoppe Industries Inc. 9.649% 2012[4]	2,380	1,690
Duane Reade Inc. 6.496% 2010[4]	1,225	900
Duane Reade Inc. 9.75% 2011	1,445	773
Elizabeth Arden, Inc. 7.75% 2014	2,430	1,592
Delhaize Group 6.50% 2017	1,750	1,591
CVS Caremark Corp. 6.943% 2030[5,7]	2,455	1,547
Dole Food Co., Inc. 7.25% 2010	1,125	790
Dole Food Co., Inc. 8.875% 2011	1,195	753
Yankee Candle Co., Inc., Series B, 8.50% 2015	2,425	1,143
JBS SA 10.50% 2016	1,290	909
		38,363

INFORMATION TECHNOLOGY — 0.53%
Electronic Data Systems Corp., Series B, 6.00% 2013[4]	3,500	3,630
Hewlett-Packard Co. 5.50% 2018	3,000	3,033
Electronic Data Systems Corp. 7.45% 2029	1,135	1,233
First Data Corp., Term Loan B2, 3.211% 2014[4,7,8]	5,926	3,834
Freescale Semiconductor, Inc. 9.875% 2014[4,10]	9,700	2,279
Freescale Semiconductor, Inc. 10.125% 2016	3,525	1,463
Hughes Communications, Inc. 9.50% 2014	4,550	3,720
NXP BV and NXP Funding LLC 8.068% 2013[4]	€750	261
NXP BV and NXP Funding LLC 7.875% 2014	$3,475	1,373
NXP BV and NXP Funding LLC 8.625% 2015	€2,550	657
NXP BV and NXP Funding LLC 9.50% 2015	$6,665	1,283
Ceridian Corp. 11.25% 2015[5]	6,150	3,283
SunGard Data Systems Inc. 9.125% 2013	3,380	2,941
Cisco Systems, Inc. 5.25% 2011	2,375	2,467
Sanmina-SCI Corp. 6.75% 2013	3,575	1,555
Sanmina-SCI Corp. 8.125% 2016	1,925	760
Serena Software, Inc. 10.375% 2016	2,730	1,399
Sensata Technologies BV 8.00% 2014[4]	3,010	1,370
National Semiconductor Corp. 6.15% 2012	1,175	1,053
		37,594

MATERIALS — 0.28%
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	3,390	2,885
Nalco Co. 7.75% 2011	2,615	2,523
ArcelorMittal 5.375% 2013	3,000	2,265
Building Materials Corp. of America 7.75% 2014	2,950	1,873
Plastipak Holdings, Inc. 8.50% 2015[5]	2,750	1,856
International Paper Co. 7.95% 2018	2,300	1,821
Stora Enso Oyj 7.25% 2036[5]	2,000	1,056
Metals USA Holdings Corp. 10.883% 2012[4,10]	2,225	634
Metals USA, Inc. 11.125% 2015	700	417
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	1,681	950
Rockwood Specialties Group, Inc. 7.50% 2014	1,165	903
Georgia Gulf Corp. 9.50% 2014	2,830	863
C10 Capital (SPV) Ltd. 6.722% (undated)[4,5]	1,550	739
AEP Industries Inc. 7.875% 2013	1,125	641
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	910	159
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	1,450	261
		19,846

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.16%
German Government 6.25% 2024	€6,000	10,954

Total bonds, notes & other debt instruments (cost: $2,118,987,000)		1,852,929

Short-term securities — 9.92%

Federal Home Loan Bank 0.20%–2.10% due 1/16–3/13/2009	$94,500	94,460
Freddie Mac 0.25%–0.45% due 5/28–6/24/2009	65,500	65,371
Pfizer Inc 0.80%–1.40% due 1/30–2/2/2009[5]	59,200	59,140
U.S. Treasury Bills 1.94%–1.945% due 1/15–2/12/2009	49,200	49,198
Medtronic Inc. 1.15% due 1/14/2009[5]	44,300	44,264
Honeywell International Inc. 2.10% due 1/21/2009[5]	37,200	37,167
Procter & Gamble Co. 0.90% due 2/20/2009[5]	19,300	19,295
Procter & Gamble International Funding S.C.A. 0.35%–1.10% due 1/6–4/3/2009[5]	15,500	15,492
Coca-Cola Co. 1.15% due 1/22/2009[5]	30,150	30,129
Brown-Forman Corp. 0.80% due 2/18/2009[5]	25,000	24,990
Hewlett-Packard Co. 0.36% due 2/13/2009[5]	25,000	24,989
USAA Capital Corp. 1.25% due 2/2/2009	25,000	24,949
Ciesco LLC 0.75% due 3/23/2009[5]	25,000	24,918
Park Avenue Receivables Co., LLC 1.40% due 1/7/2009[5]	22,700	22,694
Emerson Electric Co. 1.03% due 1/13/2009[5]	21,300	21,292
Microsoft Corp. 0.30%–0.50% due 2/6–3/13/2009[5]	20,500	20,489
International Bank for Reconstruction and Development 1.10% due 2/19/2009	14,900	14,896
Eaton Corp. 1.65% due 2/12/2009[5]	14,600	14,570
Lowe’s Cos. Inc. 0.35% due 3/16/2009	14,300	14,265
NetJets Inc. 0.15% due 2/12/2009[5]	13,900	13,898
HSBC Finance Corp. 0.05% due 1/2/2009	12,600	12,600
Walt Disney Co. 0.30% due 4/7/2009	12,400	12,387
Illinois Tool Works Inc. 1.10% due 1/20/2009	10,900	10,893
Private Export Funding Corp. 0.15% due 3/2/2009[5]	10,000	9,997
Estée Lauder Companies Inc. 1.10% due 2/3/2009[5]	9,535	9,525
Eli Lilly and Co. 1.40% due 3/2/2009[5]	7,800	7,797
Merck & Co. Inc. 1.75% due 1/7/2009	5,600	5,598

Total short-term securities (cost: $705,200,000)		705,263

Total investment securities (cost: $8,510,902,000)		7,071,437
Other assets less liabilities		34,827

Net assets		$7,106,264

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $323,009,000, which represented 4.55% of the net assets of the fund.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/14/1999–7/31/2003 at a cost of $1,000,000) may be subject to legal or contractual restrictions on resale.

[4]	Coupon rate may change periodically.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $571,088,000, which represented 8.04% of the net assets of the fund.

[6]	Index-linked bond whose principal amount moves with a government retail price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $22,572,000, which represented .32% of the net assets of the fund.

[9]	Step bond; coupon rate will increase at a later date.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[11]	Scheduled interest and/or principal payment was not received.

Key to abbreviation

ADR = American Depositary Receipts

Bond Fund
Investment portfolio

December 31, 2008

Bonds, notes & other debt instruments — 89.39%	Principal amount (000)	Value (000)

MORTGAGE-BACKED OBLIGATIONS[1] — 29.67%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	$6,125	$6,526
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	5,000	5,360
Fannie Mae, Series 2001-T6B, 6.088% 2011	6,750	7,282
Fannie Mae 5.50% 2021	1,374	1,421
Fannie Mae 6.00% 2021	543	565
Fannie Mae 5.50% 2023	28,796	29,724
Fannie Mae 5.50% 2023	15,058	15,544
Fannie Mae 5.50% 2023	5,438	5,613
Fannie Mae, Series 2001-4, Class GA, 10.156% 2025[2]	102	114
Fannie Mae 6.00% 2026	2,886	2,984
Fannie Mae 5.50% 2027	9,045	9,289
Fannie Mae 6.00% 2027	18,372	18,995
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	131	138
Fannie Mae 7.50% 2031	22	23
Fannie Mae, Series 2001-20, Class C, 12.049% 2031[2]	51	58
Fannie Mae 5.50% 2033	14,663	15,089
Fannie Mae 6.50% 2034	11,250	11,724
Fannie Mae 5.00% 2035	2,638	2,699
Fannie Mae 5.50% 2035	1,229	1,263
Fannie Mae 5.00% 2036	10,574	10,818
Fannie Mae 5.50% 2036	3,877	3,982
Fannie Mae 6.00% 2036	7,895	8,143
Fannie Mae 5.382% 2037[2]	9,831	10,011
Fannie Mae 5.50% 2037	10,640	10,927
Fannie Mae 5.783% 2037[2]	10,881	11,151
Fannie Mae 6.00% 2037	12,158	12,540
Fannie Mae 6.00% 2037	3,725	3,767
Fannie Mae 6.166% 2037[2]	13,752	14,146
Fannie Mae 6.50% 2037	26,255	27,321
Fannie Mae 6.50% 2037	8,959	9,323
Fannie Mae 6.50% 2037	3,862	3,948
Fannie Mae 6.50% 2037	3,661	3,743
Fannie Mae 6.50% 2037	2,616	2,722
Fannie Mae 7.00% 2037	11,100	11,642
Fannie Mae 7.00% 2037	6,358	6,541
Fannie Mae 7.00% 2037	4,495	4,624
Fannie Mae 7.00% 2037	3,770	3,879
Fannie Mae 7.00% 2037	3,001	3,087
Fannie Mae 4.442% 2038[2]	4,377	4,394
Fannie Mae 4.50% 2038	9,897	10,050
Fannie Mae 4.539% 2038[2]	1,677	1,690
Fannie Mae 5.00% 2038	57,871	59,188
Fannie Mae 5.322% 2038[2]	2,447	2,496
Fannie Mae 5.50% 2038	22,243	22,854
Fannie Mae 5.50% 2038	12,239	12,569
Fannie Mae 5.50% 2038	10,971	11,267
Fannie Mae 6.00% 2038	44,174	45,563
Fannie Mae 6.00% 2038	5,773	5,955
Fannie Mae 6.50% 2038	11,163	11,616
Fannie Mae 6.50% 2038	10,472	10,897
Fannie Mae 6.50% 2038	6,828	7,105
Fannie Mae 6.50% 2038	4,975	5,176
Fannie Mae 6.50% 2038	4,871	5,068
Fannie Mae 6.50% 2038	4,306	4,402
Fannie Mae 7.00% 2038	3,084	3,173
Fannie Mae 7.00% 2038	1,068	1,120
Fannie Mae 5.00% 2035	25,175	25,726
Fannie Mae 6.00% 2039	52,100	53,675
Fannie Mae 6.50% 2039	39,875	41,439
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	101	107
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	94	98
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	133	140
Freddie Mac 4.00% 2015	1,319	1,334
Freddie Mac 4.50% 2023	14,813	15,177
Freddie Mac 5.50% 2023	5,199	5,368
Freddie Mac 5.50% 2023	3,124	3,226
Freddie Mac 5.00% 2035	5,101	5,208
Freddie Mac 5.50% 2035	2,436	2,496
Freddie Mac 5.50% 2035	2,385	2,445
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,643	1,695
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[3]	2,848	2,205
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	2,453	2,079
Freddie Mac, Series 3257, Class PA, 5.50% 2036	6,736	6,942
Freddie Mac 6.00% 2036	45,441	46,871
Freddie Mac 4.763% 2037[2]	3,093	3,125
Freddie Mac 5.50% 2037	6,452	6,612
Freddie Mac, Series 3318, Class JT, 5.50% 2037	5,028	5,145
Freddie Mac 5.50% 2037	4,669	4,784
Freddie Mac 5.50% 2037	2,091	2,143
Freddie Mac 5.722% 2037[2]	5,285	5,421
Freddie Mac 5.857% 2037[2]	1,568	1,609
Freddie Mac 6.00% 2037	49,372	50,922
Freddie Mac 6.00% 2037	30,980	31,955
Freddie Mac 6.00% 2037	11,878	12,251
Freddie Mac 6.00% 2037	3,629	3,743
Freddie Mac 6.50% 2037	17,679	18,076
Freddie Mac 6.50% 2037	15,641	16,275
Freddie Mac 6.50% 2037	8,557	8,905
Freddie Mac 6.50% 2037	4,929	5,039
Freddie Mac 7.00% 2037	3,318	3,388
Freddie Mac 7.00% 2037	3,066	3,131
Freddie Mac 7.00% 2037	1,456	1,487
Freddie Mac 7.00% 2037	1,193	1,219
Freddie Mac 4.651% 2038[2]	5,084	5,112
Freddie Mac 4.966% 2038[2]	1,332	1,348
Freddie Mac 5.00% 2038	12,288	12,542
Freddie Mac 5.00% 2038	9,667	9,867
Freddie Mac 5.00% 2038	5,612	5,728
Freddie Mac 5.00% 2038	5,556	5,684
Freddie Mac 5.00% 2038	4,498	4,591
Freddie Mac 5.00% 2038	3,796	3,875
Freddie Mac 5.00% 2038	3,761	3,839
Freddie Mac 5.00% 2038	265	271
Freddie Mac 5.00% 2038	11	11
Freddie Mac 5.50% 2038	37,978	38,917
Freddie Mac 5.50% 2038	18,110	18,558
Freddie Mac 5.50% 2038	11,553	11,839
Freddie Mac 5.50% 2038	9,834	10,077
Freddie Mac 5.50% 2038	6,481	6,642
Freddie Mac 6.00% 2038	93,303	96,237
Freddie Mac 6.00% 2038	1,854	1,912
Freddie Mac 6.50% 2038	20,362	21,189
Freddie Mac 6.50% 2038	14,665	15,261
Freddie Mac 6.50% 2038	5,332	5,549
Freddie Mac 6.50% 2038	2,263	2,355
Freddie Mac 6.50% 2039	3,125	3,249
Government National Mortgage Assn. 6.00% 2038	41,209	42,603
Government National Mortgage Assn. 6.00% 2038	35,947	37,163
Government National Mortgage Assn. 6.50% 2038	24,750	25,824
Government National Mortgage Assn. 6.50% 2038	13,971	14,573
Government National Mortgage Assn. 6.50% 2039	37,000	38,497
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[4]	2,076	1,583
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	3,000	2,823
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	2,000	1,637
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E, 5.015% 2037[4]	5,000	1,710
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	1,680	1,602
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	4,000	3,251
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.658% 2039[2]	1,225	1,001
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[2]	7,000	5,462
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.077% 2037[2]	17,623	7,662
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	4,627	2,501
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	9,314	4,096
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	4,795	2,138
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	4,048	3,148
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	2,006	1,482
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	1,387	1,019
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	1,193	973
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	2,330	1,819
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	2,298	1,824
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.821% 2037[2,3]	9,264	3,891
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.854% 2047[2]	3,278	1,519
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.93% 2047[2]	1,342	640
Nykredit 4.00% 2035	DKr57,615	9,940
Nykredit 5.00% 2038	28,605	5,182
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	$3,574	3,358
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	5,000	4,441
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,000	3,308
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	1,750	1,400
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[3,4]	3,000	1,950
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3,4]	3,000	2,400
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[3,4]	4,500	3,060
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[3,4]	3,000	2,010
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	957	872
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.665% 2036[2]	2,782	1,955
Wells Fargo Mortgage-backed Securities Trust, Series 2007-8, Class II-A-2, 6.00% 2037	7,500	4,182
Wells Fargo Mortgage-backed Securities Trust, Series 2007-10, Class I-A-1, 6.00% 2037	5,728	3,795
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[2]	4,000	3,313
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class H, 5.514% 2037[2,4]	2,000	568
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	2,343	2,141
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	3,500	3,304
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	2,000	1,643
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[4]	2,000	1,342
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3,4]	4,000	2,400
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[3,4]	6,500	3,577
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	3,000	2,550
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[4]	6,300	4,429
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[3,4]	1,000	593
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[3,4]	1,300	744
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[3,4]	500	272
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	2,008	1,157
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	6,514	3,389
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	4,295	2,690
Bank of America 5.50% 2012[4]	7,000	7,215
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 2018[3,4]	5,025	5,144
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.19% 2030[2]	1,250	1,245
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 15.51% 2030[2]	196	195
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 2038[2]	2,000	1,579
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.657% 2039[2]	3,160	2,420
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[2]	2,445	1,838
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[2]	1,065	630
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	3,965	3,609
CHL Mortgage Pass-Through Trust, Series 2004-J7, Class 3-A-1, 5.00% 2019	3,065	2,790
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	6,235	5,688
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	7,992	4,315
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	2,194	1,199
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.68% 2034[2]	1,622	1,504
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2-A-3, 5.777% 2036[2]	4,572	2,114
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.617% 2037[2]	3,837	1,702
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015[4]	5,000	5,250
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[4]	500	375
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[3,4]	6,000	4,200
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.762% 2036[2]	4,859	2,388
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.253% 2036[2]	4,606	2,169
Swedish Government 4.00% 2012	SKr34,000	4,436
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	$956	928
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	750	733
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	3,000	2,723
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[3]	4,068	3,871
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,634	1,606
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 4.988% 2042[2]	2,550	2,124
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.572% 2035[2,3]	6,854	3,727
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.88% 2037[2]	5,073	2,517
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037	1,783	1,199
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	3,599	3,472
ABN AMRO Mortgage Corp., Series 2002-10, Class II-A-1, 5.00% 2018	3,887	3,302
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.338% 2044[2]	1,000	747
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 2045[2]	3,000	2,437
Northern Rock PLC 5.625% 2017[4]	3,000	3,006
CitiMortgage Alternative Loan Trust, Series 2005-A1, Class IIA-1, 5.00% 2020	3,836	2,985
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.923% 2036[2]	1,508	759
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.884% 2037[2]	1,504	774
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.929% 2037[2]	2,905	1,389
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	1,155	948
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	2,604	1,758
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.591% 2046[2]	3,364	2,676
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.903% 2036[2]	5,933	2,652
Washington Mutual Mortgage, WMALT Series 2006-8, Class A-3-B, 5.784% 2036	5,000	2,645
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	2,940	2,629
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.131% 2033[2]	519	383
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.955% 2034[2]	718	477
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	3,000	1,740
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	2,500	2,469
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	2,688	2,446
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.826% 2037[2,3]	3,846	2,346
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	2,388	2,170
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.461% 2027[2,4]	70	70
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.724% 2049[2]	2,500	1,968
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4]	2,209	1,939
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037	4,002	1,887
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[2]	1,650	1,288
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	1,218	1,197
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	1,113	1,111
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	1,086	1,064
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	1,270	988
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	750	749
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	479	481
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	225	222
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	128	127
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	3	3
		1,638,566

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 14.81%
U.S. Treasury 1.75% 2011	12,060	12,335
U.S. Treasury 4.50% 2011	4,850	5,245
U.S. Treasury 4.50% 2012	30,000	33,168
U.S. Treasury 4.875% 2012	15,400	17,240
U.S. Treasury 0.625% 2013[3,5]	11,275	10,833
U.S. Treasury 2.00% 2013	2,030	2,083
U.S. Treasury 3.125% 2013	10,000	10,794
U.S. Treasury 3.375% 2013	30,000	32,775
U.S. Treasury 4.25% 2013	15,000	17,126
U.S. Treasury 2.00% 2014[3,5]	29,312	27,705
U.S. Treasury 7.25% 2016	26,000	34,824
U.S. Treasury 7.50% 2016	46,000	62,812
U.S. Treasury 9.25% 2016	11,000	16,051
U.S. Treasury 4.625% 2017	6,420	7,595
U.S. Treasury 3.50% 2018	10,000	11,073
U.S. Treasury 3.75% 2018	78,515	88,888
U.S. Treasury 3.875% 2018	14,510	16,550
U.S. Treasury 4.00% 2018	2,865	3,309
U.S. Treasury 8.50% 2020	25,500	38,864
U.S. Treasury 7.875% 2021	16,250	24,160
U.S. Treasury 8.125% 2021	15,750	23,908
U.S. Treasury 6.00% 2026	4,000	5,586
Freddie Mac 3.125% 2010	18,070	18,511
Freddie Mac 5.25% 2011	15,250	16,611
Freddie Mac 5.875% 2011	6,539	6,840
Freddie Mac: 5.75% 2012	40,000	44,666
Freddie Mac 5.75% 2016	23,915	24,776
Freddie Mac 5.00% 2018	17,535	17,123
Fannie Mae 5.50% 2011	5,000	5,424
Fannie Mae 5.25% 2012	33,350	34,279
Fannie Mae 3.25% 2013	30,000	31,215
Fannie Mae 4.625% 2013	20,000	20,387
Fannie Mae 5.375% 2017	15,420	17,977
Federal Home Loan Bank 4.00% 2013	30,000	32,004
Federal Home Loan Bank 5.125% 2016	5,250	5,782
Federal Home Loan Bank 5.625% 2016	8,000	8,451
CoBank ACB 7.875% 2018[4]	9,260	9,370
CoBank ACB 2.596% 2022[2,4]	21,925	15,459
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,532
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	347	359
		817,690

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 10.42%
German Government 3.75% 2013	€6,215	9,179
German Government 4.25% 2014	32,260	49,062
German Government 3.50% 2016	1,665	2,433
German Government, Series 6, 4.00% 2016	2,960	4,446
German Government 3.75% 2017	36,910	54,537
German Government, Series 8, 4.25% 2018	25,360	39,077
German Government 4.75% 2034	5,020	8,082
Japanese Government 1.30% 2011	¥1,114,000	12,527
Japanese Government 1.40% 2012	1,161,000	13,129
Japanese Government 1.50% 2014	720,000	8,264
Japanese Government 1.70% 2016	4,070,450	47,752
Japanese Government 1.70% 2017	698,050	8,158
Japanese Government 2.30% 2035	637,700	7,741
Japanese Government 2.40% 2038	1,049,850	13,110
Israeli Government 6.00% 2010[3]	ILS29,095	8,054
Israeli Government 6.50% 2016[3]	14,615	4,373
Israeli Government 5.50% 2017[3]	46,960	13,109
Israeli Government 6.00% 2019[3]	45,270	13,022
United Mexican States Government Global 9.875% 2010	$1,000	1,082
United Mexican States Government Global 6.375% 2013	1,260	1,329
United Mexican States Government, Series MI10, 9.50% 2014	MXN67,400	5,265
United Mexican States Government, Series M10, 8.00% 2015	37,500	2,728
United Mexican States Government, Series M10, 7.25% 2016	82,500	5,739
United Mexican States Government, Series M10, 7.75% 2017	37,000	2,649
United Mexican States Government, Series M20, 10.00% 2024	48,400	4,036
United Mexican States Government Global 6.05% 2040	$8,500	8,288
United Kingdom 4.75% 2015	£7,726	12,451
United Kingdom 4.00% 2016	2,670	4,167
United Kingdom 5.00% 2018	1,745	2,938
United Kingdom 8.00% 2021	1,030	2,189
United Kingdom 4.75% 2038	3,995	6,904
Swedish Government 5.00% 2009	SKr56,195	7,177
Swedish Government 6.75% 2014	89,810	14,156
Swedish Government 5.00% 2020	39,290	6,248
Queensland Treasury Corp., Series 11, 6.00% 2011	$ A6,040	4,466
Queensland Treasury Corp., Series 15, 6.00% 2015	23,470	17,789
Queensland Treasury Corp., Series 17, 6.00% 2017	4,610	3,544
Belgium (Kingdom of), Series 49, 4.00% 2017	€9,930	14,116
Belgium (Kingdom of), Series 40, 5.50% 2017	3,050	4,803
Spanish Government 6.15% 2013	10,620	16,427
Irish Government 4.50% 2018	3,570	5,034
Irish Government 4.40% 2019	7,080	9,739
Singapore (Republic of) 3.125% 2011	$ S7,530	5,480
Singapore (Republic of) 3.75% 2016	7,095	5,607
South Korean Government 5.25% 2010[3]	KRW7,780,000	6,326
South Korean Government 4.25% 2014[3]	3,350,000	2,657
Polish Government 5.25% 2017	PLN25,590	8,572
French Government O.A.T. Eurobond 4.00% 2018	€5,675	8,308
Kingdom of Denmark 5.00% 2013	DKr39,575	$8,047
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$5,750	7,201
KfW 1.35% 2014	¥564,000	6,213
Russian Federation 8.25% 2010[1]	$1,167	1,213
Russian Federation 8.25% 2010[1,4]	667	693
Russian Federation 7.50% 2030[1]	4,900	4,300
Malaysian Government 3.833% 2011	MYR18,060	5,346
European Investment Bank 6.125% 2017	$ A6,000	4,582
Panama (Republic of) Global 7.125% 2026	$390	370
Panama (Republic of) Global 9.375% 2029	500	553
Panama (Republic of) Global 6.70% 2036[1]	3,450	3,122
Netherlands Government Eurobond 4.50% 2017	€2,610	3,902
Colombia (Republic of) Global 7.375% 2017	$1,335	1,395
Colombia (Republic of) Global 11.75% 2020	1,415	1,903
Turkey (Republic of) 7.00% 2019	3,250	3,153
Corporación Andina de Fomento 5.75% 2017	3,000	2,517
Austria (Republic of) 4.30% 2017	€1,100	1,600
Argentina (Republic of) 1.564% 2012[1,2,3]	$2,000	527
Argentina (Republic of) 5.83% 2033[1,3,5,7]	ARS10,601	965
Canadian Government 4.25% 2026[3,5]	$ C1,303	1,376
El Salvador (Republic of) 7.65% 2035[4]	$580	371
		575,618

FINANCIALS — 9.10%
Countrywide Home Loans, Inc., Series M, 4.125% 2009	2,915	2,881
Countrywide Home Loans, Inc., Series K, 5.625% 2009	4,399	4,380
Countrywide Home Loans, Inc., Series H, 6.25% 2009	826	826
Countrywide Financial Corp., Series A, 4.50% 2010	990	973
Countrywide Financial Corp. 6.25% 2010	$ A1,200	849
Countrywide Financial Corp., Series B, 2.946% 2012[2]	$11,000	9,515
Countrywide Financial Corp., Series B, 5.80% 2012	18,193	17,745
Bank of America Corp. 5.30% 2017	9,245	8,793
General Motors Acceptance Corp. 5.625% 2009	4,000	3,844
General Motors Acceptance Corp. 7.25% 2011[3,4]	6,623	5,961
General Motors Acceptance Corp. 6.625% 2012[3,4]	3,166	2,533
General Motors Acceptance Corp. 6.875% 2012[3,4]	4,432	3,546
General Motors Acceptance Corp. 7.00% 2012[3,4]	2,779	2,251
General Motors Acceptance Corp 7.50% 2013[3,4]	2,116	2,979
General Motors Acceptance Corp 7.50% 2013[3,4]	661	449
General Motors Acceptance Corp. 4.403% 2014[2,3,4]	3,070	1,965
General Motors Acceptance Corp. 6.75% 2014[3,4]	921	672
JPMorgan Chase & Co. 4.891% 2015[2]	5,300	5,327
JPMorgan Chase Bank NA 6.00% 2017	18,350	18,540
Ford Motor Credit Co. 9.75% 2010[2]	9,250	7,403
Ford Motor Credit Co. 7.25% 2011	2,425	1,773
Ford Motor Credit Co. 7.569% 2012[2]	10,755	7,004
Ford Motor Credit Co. 8.00% 2016	4,190	2,733
American General Finance Corp., Series J, 2.429% 2011[2]	5,000	1,920
American International Group, Inc. 4.00% 2011	€1,050	861
International Lease Finance Corp., Series R, 5.40% 2012	$2,500	1,747
International Lease Finance Corp., Series R, 5.625% 2013	6,875	4,595
International Lease Finance Corp., Series R, 5.65% 2014	2,500	1,635
American General Finance Corp., Series J, 6.50% 2017	1,750	722
American General Finance Corp., Series J, 6.90% 2017	8,185	3,547
American General Capital I 6.00% 2067[2,4]	4,020	961
American International Group, Inc., Series A-1, 6.25% 2087[2]	2,500	936
HBOS PLC 6.75% 2018[4]	12,715	11,209
HBOS PLC 6.00% 2033[4]	3,500	2,397
HBOS PLC 5.375% (undated)[2,4]	5,000	2,443
Citigroup Inc. 4.125% 2010	3,000	2,957
Citigroup Capital XXI 8.30% 2077[2]	16,625	12,851
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€1,595	1,669
Westfield Group 5.40% 2012[4]	$5,000	3,838
Westfield Group 5.70% 2016[4]	3,130	2,094
Westfield Group 7.125% 2018[4]	11,000	7,815
UniCredito Italiano SpA 5.584% 2017[2,4]	9,480	8,295
UniCredito Italiano SpA 6.00% 2017[4]	6,700	5,596
National Westminster Bank PLC 7.375% 2009	1,500	1,471
Royal Bank of Scotland Group PLC 5.05% 2015	5,000	4,249
Royal Bank of Scotland Group PLC 6.99% (undated)[2,4]	6,140	2,794
Royal Bank of Scotland Group PLC, Series U, 7.64% (undated)[2]	10,400	4,147
Resona Bank, Ltd. 3.75% 2015[2]	€1,015	1,219
Resona Bank, Ltd. 4.125% (undated)[2,3]	970	662
Resona Bank, Ltd. 5.85% (undated)[2,4]	$18,880	10,716
MetLife, Inc. 5.50% 2014	2,044	1,888
MetLife Capital Trust IV 7.875% 2067[2,4]	2,700	1,697
MetLife Capital Trust X 9.25% 2068[2,4]	11,900	8,317
Liberty Mutual Group Inc. 6.50% 2035[4]	435	250
Liberty Mutual Group Inc. 7.50% 2036[4]	4,875	2,974
Liberty Mutual Group Inc., Series A, 7.80% 2087[4]	3,085	1,386
Liberty Mutual Group Inc., Series C, 10.75% 2088[2,4]	11,910	6,559
HSBK (Europe) BV 7.75% 2013	3,565	2,549
HSBK (Europe) BV 7.75% 2013[4]	505	361
HSBK (Europe) BV 7.25% 2017[4]	13,760	7,499
HSBK (Europe) BV 7.25% 2017	1,310	714
CIT Group Inc. 6.875% 2009	2,500	2,401
CIT Group Inc. 3.796% 2011[2]	5,000	4,109
CIT Group Inc. 5.40% 2013	4,000	3,024
CIT Group Inc. 6.10% 2067[2]	4,500	1,391
Santander Issuances, SA Unipersonal 5.805% 2016[2,4]	7,300	6,571
Abbey National PLC 7.95% 2029	1,735	1,515
Santander Perpetual, SA Unipersonal 4.375% (undated)[2]	€2,065	2,099
Fifth Third Bancorp 8.25% 2038	$3,000	2,484
Fifth Third Capital Trust IV 6.50% 2067[2]	11,440	5,724
PLD International Finance LLC 4.375% 2011	€400	267
ProLogis 5.50% 2012	$2,500	1,507
ProLogis 5.75% 2016	2,355	1,176
ProLogis 6.625% 2018	10,395	4,979
New York Life Global Funding 3.875% 2009[4]	2,250	2,251
New York Life Global Funding 4.65% 2013[4]	5,700	5,513
HSBC Holdings PLC 6.50% 2037	6,960	7,092
Société Générale 5.75% 2016[4]	7,150	6,560
Simon Property Group, LP 4.875% 2010	1,000	909
Simon Property Group, LP 5.875% 2017	2,500	1,672
Simon Property Group, LP 6.125% 2018	5,830	3,946
CNA Financial Corp. 5.85% 2014	625	457
CNA Financial Corp. 6.50% 2016	5,540	3,929
CNA Financial Corp. 7.25% 2023	3,000	1,876
Hospitality Properties Trust 6.85% 2012	340	220
Hospitality Properties Trust 6.75% 2013	1,500	929
Hospitality Properties Trust 5.125% 2015	560	283
Hospitality Properties Trust 6.30% 2016	1,395	643
Hospitality Properties Trust 5.625% 2017	5,315	2,454
Hospitality Properties Trust 6.70% 2018	3,530	1,644
Standard Chartered Bank 6.40% 2017[4]	7,290	6,073
Capmark Financial Group Inc. 3.038% 2010[2]	1,680	858
Capmark Financial Group Inc. 5.875% 2012	4,000	1,365
Capmark Financial Group Inc. 6.30% 2017	13,185	3,630
SLM Corp., Series A, 5.40% 2011	1,210	916
SLM Corp., Series A, 5.45% 2011	5,906	4,664
Lincoln National Corp. 5.65% 2012	3,250	2,680
Lincoln National Corp. 7.00% 2066[2]	6,630	2,788
TuranAlem Finance BV, Series 5, 6.25% 2011	€1,270	717
TuranAlem Finance BV 7.75% 2013[4]	$1,000	405
TuranAlem Finance BV 8.50% 2015	2,750	1,196
TuranAlem Finance BV 8.50% 2015[4]	875	381
TuranAlem Finance BV 8.25% 2037[4]	5,000	2,175
TuranAlem Finance BV, Series 8, 8.25% 2037	1,345	585
Wachovia Bank NA 6.60% 2038	5,000	5,443
Kimco Realty Corp. 6.00% 2012	500	387
Kimco Realty Corp., Series C, 4.82% 2014	2,500	1,781
Kimco Realty Corp. 5.70% 2017	5,000	3,148
Catlin Insurance Ltd. 7.249% (undated)[2,4]	13,110	5,220
PNC Funding Corp. 3.62% 2014[2]	5,000	4,037
PNC Funding Corp., Series II, 6.113% (undated)[2,4]	2,500	1,033
ORIX Corp. 5.48% 2011	6,680	5,025
Chubb Corp. 5.75% 2018	2,480	2,385
Chubb Corp. 6.375% 2067[2]	3,505	2,177
Prudential Holdings, LLC, Series C, 8.695% 2023[1,4]	1,250	1,207
Prudential Financial, Inc. 8.875% 2068[2]	5,000	3,235
ERP Operating LP 4.75% 2009	1,000	983
ERP Operating LP 6.625% 2012	2,000	1,644
ERP Operating LP 6.584% 2015	2,500	1,673
Zions Bancorporation 5.65% 2014	5,000	3,756
Zions Bancorporation 5.50% 2015	740	524
Monumental Global Funding 5.50% 2013[4]	2,490	2,351
Monumental Global Funding III 5.25% 2014[4]	2,000	1,919
Korea Development Bank 5.30% 2013	4,500	4,158
Development Bank of Singapore Ltd. 7.875% 2009[4]	4,000	4,073
Principal Life Insurance Co. 6.25% 2012[4]	4,000	3,978
American Express Co. 6.15% 2017	4,000	3,863
Hartford Financial Services Group, Inc. 6.30% 2018	2,160	1,641
Glen Meadow Pass-Through Trust 6.505% 2067[2,4]	5,250	2,112
Charles Schwab Corp., Series A, 6.375% 2017	3,000	2,781
Schwab Capital Trust I 7.50% 2037[2]	1,740	872
Jackson National Life Global 5.375% 2013[4]	3,900	3,528
Capital One Financial Corp. 6.15% 2016	5,000	3,523
Silicon Valley Bank 5.70% 2012	4,000	3,475
Host Marriott, LP, Series M, 7.00% 2012	4,050	3,453
ACE INA Holdings Inc. 5.875% 2014	1,080	1,006
ACE INA Holdings Inc. 5.80% 2018	1,400	1,262
ACE INA Holdings Inc. 6.70% 2036	1,155	1,015
ZFS Finance (USA) Trust II 6.45% 2065[2,4]	5,000	2,338
ZFS Finance (USA) Trust V 6.50% 2067[2,4]	2,000	821
UnumProvident Corp. 5.859% 2009	2,000	1,908
UnumProvident Finance Co. PLC 6.85% 2015[4]	1,500	1,228
Sumitomo Mitsui Banking Corp. 4.375% 2014[2]	€1,645	2,248
Sumitomo Mitsui Banking Corp. 5.625% (undated)[2,4]	$1,050	779
Sovereign Bancorp, Inc. 8.75% 2018	3,250	2,986
Rouse Co. 3.625% 2009	1,140	479
Rouse Co. 7.20% 2012	2,360	814
Rouse Co. 6.75% 2013[4]	4,500	1,643
Kazkommerts International BV 7.00% 2009[4]	500	433
Kazkommerts International BV 7.875% 2014[4]	800	444
Kazkommerts International BV 8.00% 2015	1,300	618
Kazkommerts International BV 8.00% 2015[4]	1,250	594
Kazkommerts International BV, Series 4, 7.50% 2016	2,000	760
Lazard Group LLC 7.125% 2015	4,265	2,712
Lazard Group LLC 6.85% 2017	70	45
Realogy Corp., Letter of Credit, 5.05% 2013[1,2,8]	104	66
Realogy Corp., Term Loan B, 5.706% 2013[1,2,8]	388	245
Realogy Corp. 10.50% 2014	7,280	1,292
Realogy Corp. 11.75% 2014[7]	5,294	635
Realogy Corp. 12.375% 2015	2,500	350
Northern Rock PLC 5.60% (undated)[2,4]	1,800	693
Northern Rock PLC 6.594% (undated)[2,4]	4,400	1,694
E*TRADE Financial Corp. 8.00% 2011	3,075	1,415
E*TRADE Financial Corp. 7.375% 2013	1,550	566
E*TRADE Financial Corp. 7.875% 2015	1,050	383
Nationwide Mutual Insurance 5.81% 2024[2,3,4]	3,125	1,549
Nationwide Mutual Insurance Co. 8.25% 2031[4]	750	475
Nationwide Mutual Insurance Co. 7.875% 2033[4]	515	304
Nationwide Financial Services, Inc. 6.75% 2067[2]	5,155	2,315
iStar Financial, Inc. 5.375% 2010	3,500	1,610
iStar Financial, Inc. 6.00% 2010	750	315
iStar Financial, Inc., Series B, 5.125% 2011	1,000	350
AXA SA 6.463% (undated)[2,4]	5,000	2,187
Protective Life Insurance Co., Series 2007-D, 5.45% 2012	2,250	1,976
Rodamco Europe Finance BV, Series 5, 3.75% 2012	€1,600	1,869
United Dominion Realty Trust, Inc. 6.50% 2009	$1,000	967
United Dominion Realty Trust, Inc. 5.00% 2012	1,000	749
Developers Diversified Realty Corp. 3.875% 2009	1,000	977
Developers Diversified Realty Corp. 4.625% 2010	1,000	705
Banco Mercantil del Norte, SA 6.135% 2016[4]	1,530	988
Banco Mercantil del Norte, SA 6.862% 2021[2,4]	900	545
Loews Corp. 6.00% 2035	1,800	1,407
City National Corp. 5.125% 2013	1,500	1,286
Lehman Brothers Holdings Inc., Series G, 3.95% 2009[9]	640	64
Lehman Brothers Holdings Inc., Series H, 2.88% 2009[2,9]	1,665	158
Lehman Brothers Holdings Inc., Series G, 4.25% 2010[9]	220	22
Lehman Brothers Holdings Inc. 7.875% 2010[9]	50	5
Lehman Brothers Holdings Inc., Series I, 6.20% 2014[9]	1,910	191
Lehman Brothers Holdings Inc., Series I, 6.875% 2018[9]	6,760	676
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[2,9]	7,250	1
Banco Santander-Chile 5.375% 2014[4]	1,165	1,077
Shinsei Bank, Ltd. 3.75% 2016[2]	€1,030	594
Shinsei Bank, Ltd. 3.75% 2016[2]	675	389
Chohung Bank 4.50% 2014[2]	$1,030	891
Chevy Chase Bank, FSB 6.875% 2013	1,000	806
Morgan Stanley 10.09% 2017	BRL3,000	756
Barclays Bank PLC 6.05% 2017[4]	$400	353
Barclays Bank PLC 5.926% (undated)[2,4]	1,000	368
Genworth Financial, Inc. 6.15% 2066[2]	6,500	616
Assurant, Inc. 5.625% 2014	765	582
Allstate Corp., Series B, 6.125% 2067[2]	980	570
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[2]	3,000	450
Advanta Capital Trust I, Series B, 8.99% 2026	500	62
Twin Reefs Asset Trust (XLFA), Series B, 2.825% 2079[2,4]	2,500	28
Downey Financial Corp. 6.50% 2014	4,065	19
		502,649

CONSUMER DISCRETIONARY — 5.40%
Time Warner Cable Inc. 5.40% 2012	5,000	4,672
Time Warner Cable Inc. 8.25% 2014	7,925	8,048
Time Warner Cable Inc. 6.75% 2018	9,000	8,680
Time Warner Cable Inc. 8.75% 2019	1,580	1,721
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	1,225	153
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[4]	6,200	5,115
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	4,425	2,810
Charter Communications Operating, LLC, Term Loan B, 5.47% 2014[1,2,8]	10,049	7,439
Charter Communications Operating, LLC, Term Loan B, 8.50% 2014[1,2,8]	4,963	3,939
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[4]	3,000	2,415
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,000	720
AOL Time Warner Inc. 6.875% 2012	6,250	6,009
Time Warner Inc. 5.875% 2016	1,510	1,356
AOL Time Warner Inc. 7.625% 2031	10,635	10,480
Time Warner Inc. 6.50% 2036	4,660	4,238
Tele-Communications, Inc. 9.80% 2012	2,000	2,110
Comcast Corp. 5.85% 2015	6,275	5,944
Comcast Corp. 6.30% 2017	3,380	3,296
Comcast Corp. 5.70% 2018	5,425	5,097
Comcast Corp. 6.95% 2037	630	666
Comcast Corp. 6.40% 2038	3,940	3,944
News America Inc. 4.75% 2010	2,000	1,934
News America Holdings Inc. 9.25% 2013	2,500	2,694
News America Holdings Inc. 8.25% 2018	4,885	5,015
News America Inc. 6.65% 2037	5,400	5,362
News America Inc. 6.75% 2038	1,000	992
MGM MIRAGE 6.00% 2009	4,225	4,056
MGM MIRAGE 6.75% 2012	4,000	2,820
MGM MIRAGE 6.75% 2013	1,250	844
MGM MIRAGE 13.00% 2013[4]	3,125	2,992
MGM MIRAGE 5.875% 2014	3,200	2,064
MGM MIRAGE 7.50% 2016	1,000	639
Federated Retail Holdings, Inc. 5.35% 2012	5,056	3,758
Macy’s Retail Holdings, Inc. 7.875% 2015	5,565	4,013
Federated Retail Holdings, Inc. 5.90% 2016	9,115	5,541
Univision Communications, Inc., Second Lien Term Loan B, 2.961% 2009[1,2,8]	559	394
Univision Communications Inc. 7.85% 2011	9,200	4,876
Univision Communications, Inc., First Lien Term Loan B, 2.711% 2014[1,2,8]	5,420	2,270
Univision Communications Inc. 9.75% 2015[4,7]	19,275	2,506
J.C. Penney Co., Inc. 8.00% 2010	6,655	6,462
J.C. Penney Co., Inc. 9.00% 2012	2,485	2,208
J.C. Penney Corp., Inc. 5.75% 2018	1,800	1,197
DaimlerChrysler North America Holding Corp. 8.00% 2010	3,000	2,824
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	4,200	3,549
DaimlerChrysler North America Holding Corp. 5.875% 2011	1,300	1,134
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,330	2,109
Target Corp. 6.00% 2018	5,500	5,334
Target Corp. 7.00% 2038	3,230	3,002
Mohegan Tribal Gaming Authority 6.375% 2009	5,250	4,961
Mohegan Tribal Gaming Authority 7.125% 2014	3,300	1,683
Thomson Corp. 6.20% 2012	1,035	992
Thomson Reuters Corp. 6.50% 2018	6,150	5,602
Cox Communications, Inc. 7.875% 2009	1,500	1,475
Cox Communications, Inc. 4.625% 2010	1,750	1,694
Cox Communications, Inc. 5.45% 2014	3,500	3,065
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,225	2,628
K. Hovnanian Enterprises, Inc. 6.50% 2014	1,000	275
K. Hovnanian Enterprises, Inc. 6.25% 2015	2,980	790
K. Hovnanian Enterprises, Inc. 6.25% 2016	2,965	801
K. Hovnanian Enterprises, Inc. 7.50% 2016	1,780	454
K. Hovnanian Enterprises, Inc. 8.625% 2017	4,850	1,237
Standard Pacific Corp. 5.125% 2009	2,000	1,920
Standard Pacific Corp. 6.875% 2011	300	223
Standard Pacific Corp. 7.75% 2013	4,500	2,520
Standard Pacific Corp. 6.25% 2014	1,345	726
Standard Pacific Corp. 7.00% 2015	1,340	703
General Motors Corp. 7.20% 2011	3,210	682
General Motors Corp. 7.125% 2013	9,340	1,751
General Motors Corp. 7.25% 2013	€1,000	286
General Motors Corp. 8.80% 2021	$19,470	3,310
Michaels Stores, Inc., Term Loan B, 2.75% 2013[1,2,8]	2,216	1,204
Michaels Stores, Inc. 10.00% 2014	8,950	4,117
Michaels Stores, Inc. 0%/13.00% 2016[6]	750	139
Toys “R” Us, Inc. 7.625% 2011	8,290	4,104
Toys “R” Us-Delaware, Inc., Term Loan B, 4.831% 2012[1,2,8]	2,000	970
Allison Transmission Holdings, Inc., Term Loan B, 4.64% 2014[1,2,8]	4,869	2,790
Allison Transmission Holdings, Inc. 11.00% 2015[4]	4,350	2,153
CSC Holdings, Inc., Series B, 8.125% 2009	3,750	3,741
Cablevision Systems Corp., Series B, 8.00% 2012	1,000	895
CanWest Media Inc., Series B, 8.00% 2012	10,153	4,518
Ford Motor Co., Term Loan B, 5.00% 2013[1,2,8]	5,171	2,121
FCE Bank PLC 7.125% 2013	€3,000	2,153
Ford Motor Co. 6.50% 2018	$555	136
Ford Motor Co. 8.875% 2022	315	77
NTL Cable PLC 8.75% 2014	3,200	2,416
NTL Cable PLC 8.75% 2014	€1,000	1,003
NTL Cable PLC 9.75% 2014	£700	733
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	$5,200	3,952
Marriott International, Inc., Series J, 5.625% 2013	5,000	3,803
Beazer Homes USA, Inc. 8.625% 2011	5,000	2,675
Beazer Homes USA, Inc. 8.125% 2016	3,145	959
Edcon (Proprietary) Ltd. 6.579% 2014[2]	€6,000	3,386
KB Home 5.875% 2015	$1,630	986
KB Home 6.25% 2015	3,735	2,297
Royal Caribbean Cruises Ltd. 8.00% 2010	1,375	1,182
Royal Caribbean Cruises Ltd. 8.75% 2011	2,675	2,073
D.R. Horton, Inc. 8.00% 2009	2,700	2,693
Seminole Tribe of Florida 5.798% 2013[1,4]	1,350	1,237
Seminole Tribe of Florida 7.804% 2020[1,4]	1,230	1,168
Kabel Deutschland GmbH 10.625% 2014	2,625	2,349
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	2,275	2,275
Vidéotron Ltée 6.875% 2014	1,625	1,446
Vidéotron Ltée 6.375% 2015	1,000	790
Staples, Inc. 7.375% 2012	2,000	1,949
Thomson Learning 10.50% 2015[4]	4,500	1,868
Boyd Gaming Corp. 7.75% 2012	1,350	1,222
Boyd Gaming Corp. 6.75% 2014	1,000	635
Meritage Corp. 7.731% 2017[3,4]	4,000	1,594
Cinemark USA, Inc., Term Loan B, 2.95% 2013[1,2,8]	831	608
Cinemark, Inc. 0%/9.75% 2014[6]	1,000	814
Liberty Media Corp. 8.25% 2030	2,375	1,374
MDC Holdings, Inc. 5.50% 2013	1,750	1,371
Goodyear Tire & Rubber Co. 6.318% 2009[2]	1,375	1,258
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	750	458
Dex Media, Inc., Series B, 8.00% 2013	1,250	238
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	1,400	266
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	1,250	237
Quebecor Media Inc. 7.75% 2016	1,575	1,071
Dollar General Corp. 11.875% 2017[2,7]	1,150	989
Dillard Department Stores, Inc. 9.125% 2011	1,400	966
Regal Cinemas Corp., Series B, 9.375% 2012[3]	1,000	928
Neiman Marcus Group, Inc. 9.00% 2015[7]	1,900	845
Viacom Inc. 6.25% 2016	1,000	830
Tenneco Automotive Inc. 8.625% 2014	2,000	770
American Media Operations, Inc. 8.875% 2011	3,030	625
American Media Operations, Inc. 8.875% 2011[4]	110	23
Visteon Corp. 8.25% 2010	283	89
Visteon Corp. 7.00% 2014	2,000	310
Visteon Corp. 12.25% 2016[4]	730	179
Radio One, Inc. 6.375% 2013	1,650	565
Education Management LLC and Education Management Finance Corp. 8.75% 2014	650	497
Sealy Mattress Co. 8.25% 2014	800	476
AMC Entertainment Inc. 8.00% 2014	675	418
William Lyon Homes, Inc. 7.625% 2012	1,500	397
Toll Brothers, Inc. 4.95% 2014	280	211
Delphi Automotive Systems Corp. 6.50% 2009[9]	7,500	150
Delphi Corp. 6.50% 2013[9]	480	7
Delphi Automotive Systems Corp. 6.55% 2006[9]	500	10
Delphi Automotive Systems Corp. 7.125% 2029[9]	1,750	35
Harrah’s Operating Co., Inc. 5.625% 2015	664	116
Harrah’s Operating Co., Inc. 10.0% 2018[4]	134	50
Young Broadcasting Inc. 10.00% 2011	2,716	41
		298,250

TELECOMMUNICATION SERVICES — 4.09%
AT&T Corp. 7.30% 2011[2]	1,850	1,923
AT&T Wireless Services, Inc. 7.875% 2011	1,890	1,958
AT&T Inc. 6.70% 2013	4,000	4,242
SBC Communications Inc. 5.10% 2014	2,700	2,657
SBC Communications Inc. 5.625% 2016	6,750	6,790
AT&T Inc. 5.50% 2018	11,335	11,476
AT&T Inc. 5.60% 2018	2,270	2,315
SBC Communications Inc. 6.45% 2034	2,130	2,236
AT&T Inc. 6.40% 2038	2,300	2,472
Verizon Communications Inc. 7.375% 2013[4]	5,000	5,281
Verizon Communications Inc. 5.50% 2017	8,885	8,613
Verizon Communications Inc. 8.50% 2018[4]	7,250	8,509
Verizon Communications Inc. 8.75% 2018	9,000	10,577
Verizon Global Funding Corp. 7.75% 2030	1,900	2,113
Nextel Communications, Inc., Series E, 6.875% 2013	19,770	8,407
Nextel Communications, Inc., Series F, 5.95% 2014	195	82
Nextel Communications, Inc., Series D, 7.375% 2015	18,580	7,807
Sprint Nextel Corp. 6.00% 2016	11,000	7,766
Sprint Capital Corp. 8.75% 2032	5,350	3,618
Olivetti Finance NV 7.25% 2012	€905	1,231
Telecom Italia Capital SA 4.95% 2014	$4,950	3,773
Telecom Italia Capital SA 5.25% 2015	4,000	3,049
Telecom Italia Capital SA 6.999% 2018	7,500	6,094
Telecom Italia SpA 7.75% 2033	€1,350	1,637
Telicom Italia Capital SA 6.00% 2034	$1,800	1,245
Telecom Italia Capital SA 7.20% 2036	350	270
Telecom Italia Capital SA 7.721% 2038	6,750	5,557
Qwest Capital Funding, Inc. 7.90% 2010	4,295	3,930
Qwest Capital Funding, Inc. 7.25% 2011	11,475	9,696
Qwest Communications International Inc. 7.25% 2011	4,000	3,500
Qwest Corp. 8.875% 2012	1,250	1,163
Qwest Capital Funding, Inc. 7.625% 2021	350	235
U S WEST Capital Funding, Inc. 6.875% 2028	700	424
American Tower Corp. 7.125% 2012	5,200	5,148
American Tower Corp. 7.50% 2012	4,500	4,455
American Tower Corp. 7.00% 2017[3,4]	2,650	2,544
British Telecommunications PLC 5.15% 2013	3,375	3,218
British Telecommunications PLC 5.95% 2018	6,825	5,947
Cricket Communications, Inc. 9.375% 2014	7,580	6,860
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,700	1,421
Windstream Corp. 8.625% 2016	5,800	5,162
Vodafone Group PLC 6.15% 2037	6,000	5,950
Rogers Wireless Inc. 7.25% 2012	3,825	3,740
Rogers Wireless Inc. 7.50% 2015	1,975	1,958
Centennial Communications Corp. 9.633% 2013[2]	500	488
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	2,000	2,030
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	2,700	2,754
Singapore Telecommunications Ltd. 6.375% 2011[4]	5,000	5,257
Telefónica Emisiones, SAU 5.984% 2011	5,000	4,934
France Télécom 7.75% 2011[2]	1,000	1,053
France Télécom 10.00% 2031[2]	2,825	3,557
Embarq Corp. 6.738% 2013	5,000	4,229
Cincinnati Bell Inc. 7.25% 2013	3,750	3,319
ALLTEL Corp., Term Loan B3, 3.939% 2015[1,2,8]	2,145	2,128
ALLTEL Corp., Term Loan B2, 4.371% 2015[1,2,8]	848	837
NTELOS Inc., Term Loan B, 2.72% 2011[1,2,8]	2,407	2,038
Intelsat, Ltd. 6.50% 2013	3,000	1,695
Deutsche Telekom International Finance BV 5.875% 2013	1,400	1,386
Digicel Group Ltd. 8.875% 2015[4]	2,000	1,310
MetroPCS Wireless, Inc. 9.25% 2014	975	877
Level 3 Financing, Inc. 9.25% 2014	1,000	585
Hawaiian Telcom Communications, Inc. 8.765% 2013[2,9]	2,195	126
Hawaiian Telcom Communications, Inc. 9.75% 2013[9]	2,870	230
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015[9]	1,125	11
		225,893

INDUSTRIALS — 3.55%
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[1]	315	290
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[1]	8,627	7,247
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[1]	1,000	665
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[1]	238	206
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[1]	10,798	7,818
Northwest Airlines, Inc., Term Loan A, 3.21% 2018[1,2,8]	9,067	6,709
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[1]	1,568	988
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[1]	1,000	775
Continental Airlines, Inc. 8.75% 2011	2,000	1,185
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[1]	3,570	3,213
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[1]	219	153
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[1]	1,279	870
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[1]	1,768	1,291
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	3,083	2,466
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	1,162	930
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[1]	3,762	2,925
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[1]	586	439
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[1]	1,325	701
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	2,571	2,006
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[1]	2,409	1,927
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[1]	1,310	930
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[1]	1,135	1,009
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[1]	1,850	1,281
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[1]	8,535	6,881
AMR Corp. 9.00% 2016	1,500	714
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[1]	864	354
AMR Corp. 10.20% 2020	1,345	614
AMR Corp. 10.00% 2021[3]	1,200	547
CSX Corp. 6.25% 2015	5,000	4,914
CSX Corp. 7.45% 2038	7,500	7,153
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,047
Koninklijke Philips Electronics NV 6.875% 2038	7,150	6,807
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[1]	185	173
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[1,9]	3,633	4,005
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[1]	2,205	2,023
United Air Lines, Inc., Term Loan B, 2.50% 2014[1,2,8]	4,197	1,977
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[1]	178	161
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[1]	265	247
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[1,3,9]	230	0
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[1]	3,777	2,236
Nielsen Finance LLC, Term Loan B, 4.388% 2013[1,2,8]	2,970	2,019
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	8,800	7,084
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	4,200	1,543
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	965
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	938
Allied Waste North America, Inc., Series B, 6.125% 2014	2,750	2,491
Allied Waste North America, Inc., Series B, 7.375% 2014	1,000	946
Allied Waste North America, Inc. 7.25% 2015	2,000	1,862
Allied Waste North America, Inc. 6.875% 2017	2,000	1,863
Kansas City Southern Railway Co. 7.50% 2009	4,200	4,232
TFM, SA de CV 9.375% 2012	3,150	2,898
Kansas City Southern Railway Co. 8.00% 2015	2,000	1,590
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 5.80% 2014[1,2,8]	4,316	2,266
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 7.17% 2014[1,2,8]	4,255	2,234
DAE Aviation Holdings, Inc. 11.25% 2015[4]	8,255	3,426
Burlington Northern Santa Fe Corp. 7.00% 2014	6,480	6,770
BNSF Funding Trust I 6.613% 2055[2]	1,680	1,061
Hutchison Whampoa International Ltd. 7.00% 2011[4]	500	517
Hutchison Whampoa International Ltd. 6.50% 2013[4]	6,750	6,632
Canadian National Railway Co. 4.95% 2014	1,430	1,403
Canadian National Railway Co. 5.55% 2018	5,375	5,377
DynCorp International and DIV Capital Corp. 9.50% 2013[4]	5,000	4,406
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	2,325	2,026
ARAMARK Corp., Term Loan B, 3.334% 2014[1,2,8]	3,083	2,571
ARAMARK Corp., Letter of Credit, 4.494% 2014[1,2,8]	196	163
ARAMARK Corp. 6.693% 2015[2]	200	152
ARAMARK Corp. 8.50% 2015	2,175	1,979
Union Pacific Corp. 5.75% 2017	1,080	1,026
Union Pacific Corp. 5.70% 2018	3,265	3,149
General Electric Capital Corp., Series A, 2.776% 2018[2]	1,000	608
General Electric Capital Corp., Series A, 3.239% 2026[2]	6,400	3,383
B/E Aerospace 8.50% 2018	4,330	3,908
Ashtead Group PLC 8.625% 2015[4]	1,000	530
Ashtead Capital, Inc. 9.00% 2016[4]	5,660	2,943
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[1,3,4]	1,361	1,186
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,4]	1,543	1,477
John Deere Capital Corp. 5.40% 2011	2,000	2,002
John Deere Capital Corp., Series D, 4.50% 2013	500	479
RBS Global, Inc. and Rexnord LLC 9.50% 2014	3,250	2,437
American Standard Inc. 7.625% 2010	2,300	2,301
Atlas Copco AB 5.60% 2017[4]	2,340	2,202
Atrium Companies, Inc., Term Loan B, 12.50% 2012[1,2,7,8]	3,110	1,944
US Investigations Services, Inc. 11.75% 2016[4]	2,955	1,876
Caterpillar Financial Services Corp., Series F, 6.20% 2013	1,610	1,661
USG Corp. 6.30% 2016	2,000	1,235
Waste Management, Inc. 7.375% 2010	650	659
WMX Technologies, Inc. 7.10% 2026	500	416
THL Buildco, Inc. 8.50% 2014	3,225	758
Volvo Treasury AB 5.00% 2017	€590	617
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,4]	$404	405
RSC Holdings III, LLC, Second Lien Term Loan B, 7.71% 2013[1,2,8]	696	374
		195,867

UTILITIES — 2.76%
Edison Mission Energy 7.75% 2016	6,000	5,370
Midwest Generation, LLC, Series B, 8.56% 2016[1]	3,823	3,651
Edison Mission Energy 7.00% 2017	4,050	3,544
Edison Mission Energy 7.20% 2019	5,250	4,331
Edison Mission Energy 7.625% 2027	4,500	3,510
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	10,000	9,702
National Rural Utilities Cooperative Finance Corp. 5.45% 2018	5,000	4,447
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	3,500	4,103
Ohio Edison Co. 6.40% 2016	7,750	6,968
Cleveland Electric Illuminating Co. 8.875% 2018	5,000	5,445
Ohio Edison Co. 6.875% 2036	2,300	2,094
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	4,000	3,849
Consumers Energy Co. 5.65% 2018	940	904
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	9,150	9,081
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	2,200	2,083
MidAmerican Energy Co. 5.30% 2018	4,000	3,950
MidAmerican Energy Holdings Co. 5.75% 2018	6,500	6,352
AES Corp. 9.50% 2009	695	693
AES Corp. 9.375% 2010	4,769	4,554
AES Corp. 8.75% 2013[4]	4,358	4,205
AES Red Oak, LLC, Series A, 8.54% 2019[1]	820	726
AES Red Oak, LLC, Series B, 9.20% 2029[1]	2,500	2,163
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 5.368% 2014[1,2,8]	2,970	2,067
Texas Competitive Electric Holdings Co. LLC 10.50% 2015[4]	7,025	5,023
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[4]	6,475	4,630
E.ON International Finance BV 5.80% 2018[4]	9,740	9,123
Veolia Environnement 5.25% 2013	2,070	1,922
Veolia Environnement 6.00% 2018	4,000	3,552
Veolia Environnement 6.125% 2033	€2,740	3,355
ISA Capital do Brasil SA 7.875% 2012[4]	$625	594
ISA Capital do Brasil SA 8.80% 2017[4]	6,200	5,471
NRG Energy, Inc. 7.25% 2014	725	680
NRG Energy, Inc. 7.375% 2016	4,675	4,359
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[4]	3,920	3,212
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	2,000	1,433
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	2,740
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	150	144
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,450	1,392
Israel Electric Corp. Ltd. 7.70% 2018[4]	500	477
Israel Electric Corp. Ltd. 7.25% 2019[4]	2,600	2,429
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,394
National Grid PLC 6.30% 2016	2,315	2,020
ENEL SpA 5.625% 2027	€1,130	1,350
Scottish Power PLC 5.375% 2015	$1,230	1,106
Cilcorp Inc. 8.70% 2009	1,000	925
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	100	104
		152,227

ASSET-BACKED OBLIGATIONS[1] — 2.53%
Capital One Multi-asset Execution Trust, Series 2004-4, Class C, 1.845% 2012[2]	7,550	6,342
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 1.595% 2013[2]	13,500	9,355
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	3,320	3,002
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	4,750	4,405
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	3,500	3,435
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	6,750	6,546
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	2,250	2,141
Chase Issuance Trust, Series 2007-A9, Class A, 1.225% 2014[2]	11,500	9,419
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	5,744	5,325
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012	4,000	3,676
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	2,795	2,164
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[4]	7,445	5,451
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 1.245% 2015[2,4]	5,000	3,477
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012	9,340	8,756
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	5,250	5,037
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	2,500	1,330
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	2,750	1,599
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-3, FSA insured, 5.17% 2011	2,484	2,479
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	3,750	3,224
Providian Master Note Trust, Series 2006-B1A, Class B-1, 5.35% 2013[4]	6,000	4,500
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	5,000	4,478
Discover Card Master Trust I, Series 2007-3, Class B, Subseries 1, 1.325% 2012[2]	4,000	3,842
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[4]	5,000	3,650
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3,4]	1,980	1,721
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[3,4]	2,340	1,872
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[4]	4,000	3,566
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[4]	3,494	3,474
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 2012[2,4]	3,646	3,322
AmeriCredit Prime Automobile Receivables Trust, Series 2007-2-M, Class A-4-A, MBIA insured, 5.35% 2016	5,000	3,243
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012	3,397	3,207
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	3,000	3,005
Citibank Credit Card Issuance Trust, Class 2004-A7, 2.243% 2013[2]	2,700	2,278
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[2]	1,907	1,832
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 2036[2]	3,772	1,627
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 1.335% 2037[2]	2,436	1,624
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	1,500	1,294
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[2]	1,500	939
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 0.531% 2037[2]	907	648
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[2]	1,076	627
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	593	568
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	1,388	501
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 0.621% 2036[2,3]	1,350	398
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[4]	343	286
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.571% 2037[2]	1,783	242
		139,907

ENERGY — 2.15%
TransCanada PipeLines Ltd. 6.50% 2018	10,000	9,828
TransCanada PipeLines Ltd. 6.35% 2067[2]	12,250	5,483
Williams Companies, Inc. 6.375% 2010[4]	1,000	933
Williams Companies, Inc. 7.125% 2011	500	460
Williams Companies, Inc. 8.125% 2012	6,180	5,724
Williams Companies, Inc. 7.875% 2021	6,925	5,307
Williams Companies, Inc. 8.75% 2032	2,400	1,792
Gaz Capital SA 5.875% 2015	€1,750	1,530
Gaz Capital SA, Series 13, 6.605% 2018	2,750	2,213
Gaz Capital SA 6.51% 2022[4]	$8,940	5,342
Gaz Capital SA, Series 9, 6.51% 2022	1,750	1,046
Gaz Capital SA 7.288% 2037[4]	2,000	1,190
Rockies Express Pipeline LLC 6.25% 2013[4]	5,000	4,928
Rockies Express Pipeline LLC 6.85% 2018[4]	4,300	3,976
Enterprise Products Operating LLC 5.65% 2013	3,375	3,063
Enterprise Products Operating LP, Series B, 5.00% 2015	1,055	861
Enterprise Products Operating LLC 6.50% 2019	2,380	2,006
Enterprise Products Operating LP 8.375% 2066[2]	3,160	1,740
Enterprise Products Operating LP 7.034% 2068[2]	2,440	1,148
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1,4]	1,364	1,286
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1]	19	18
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1]	675	611
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1,4]	360	326
Ras Laffan Liquefied Natural Gas II 5.298% 2020[1,4]	7,500	5,354
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1,4]	6,215	4,755
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1]	3,429	2,623
Kinder Morgan Energy Partners LP 6.00% 2017	380	330
Kinder Morgan Energy Partners LP 6.50% 2037	900	689
Kinder Morgan Energy Partners LP 6.95% 2038	7,000	5,676
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	6,544
Southern Natural Gas Co. 5.90% 2017[4]	2,510	2,002
El Paso Natural Gas Co. 5.95% 2017	1,500	1,199
Tennessee Gas Pipeline Co. 7.00% 2028	2,000	1,540
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	2,950	2,538
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	2,500	1,978
LUKOIL International Finance BV 6.656% 2022[4]	6,100	3,553
Qatar Petroleum 5.579% 2011[1,4]	3,056	2,858
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[1,4]	2,585	2,609
TEPPCO Partners LP 7.00% 2067[2]	4,700	2,523
Petroleum Export Ltd., Class A-3, 5.265% 2011[1,4]	2,509	2,330
Marathon Oil Corp. 5.90% 2018	2,500	2,091
Pemex Project Funding Master Trust 6.625% 2035	2,000	1,695
Sunoco, Inc. 5.75% 2017	2,000	1,665
Premcor Refining Group Inc. 6.75% 2011	1,250	1,272
Drummond Co., Inc. 7.375% 2016[4]	2,545	1,247
Gulfstream Natural Gas 6.19% 2025[4]	1,220	912
		118,794

HEALTH CARE — 1.79%
HealthSouth Corp. 8.323% 2014[2]	8,180	6,585
HealthSouth Corp. 10.75% 2016	6,715	6,195
Schering-Plough Corp. 5.375% 2014	€1,020	1,329
Schering-Plough Corp. 6.00% 2017	$9,990	9,906
GlaxoSmithKline Capital Inc. 5.65% 2018	8,970	9,439
Tenet Healthcare Corp. 6.375% 2011	700	544
Tenet Healthcare Corp. 7.375% 2013	650	466
Tenet Healthcare Corp. 9.875% 2014	5,090	4,123
Tenet Healthcare Corp. 9.25% 2015	3,995	3,236
Biogen Idec Inc. 6.00% 2013	7,750	7,672
HCA Inc., Term Loan B, 3.709% 2013[1,2,8]	7,370	5,818
HCA Inc. 9.125% 2014	580	539
HCA Inc. 9.25% 2016	680	626
HCA Inc. 9.625% 2016[7]	680	532
Bayer AG 5.00% (undated)[2]	€7,030	7,319
Coventry Health Care, Inc. 6.30% 2014	$7,800	4,778
AstraZeneca PLC 5.40% 2012	4,500	4,756
VWR Funding, Inc. 10.25% 2015[2,7]	7,320	4,648
UnitedHealth Group Inc. 5.375% 2016	5,000	4,413
WellPoint, Inc. 5.25% 2016	625	554
WellPoint, Inc. 5.875% 2017	3,000	2,735
PTS Acquisition Corp. 9.50% 2015[7]	7,295	2,809
Mylan Inc., Term Loan B, 4.75% 2014[1,2,8]	2,548	2,173
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	750	446
Elan Finance PLC and Elan Finance Corp. 6.328% 2013[2]	2,440	1,159
Surgical Care Affiliates, Inc. 10.00% 2017[4]	2,500	1,312
Boston Scientific Corp. 7.00% 2035	1,600	1,192
Humana Inc. 6.45% 2016	1,500	1,188
Cardinal Health, Inc. 5.80% 2016	1,235	1,119
Viant Holdings Inc. 10.125% 2017[4]	3,240	1,085
		98,696

INFORMATION TECHNOLOGY — 1.34%
NXP BV and NXP Funding LLC 7.503% 2013[2]	8,025	2,698
NXP BV and NXP Funding LLC 8.068% 2013[2]	€1,100	383
NXP BV and NXP Funding LLC 7.875% 2014	$15,595	6,160
NXP BV and NXP Funding LLC 8.625% 2015	€3,900	1,005
NXP BV and NXP Funding LLC 9.50% 2015	$12,000	2,310
Freescale Semiconductor, Inc., Term Loan B, 3.931% 2013[1,2,8]	1,280	764
Freescale Semiconductor, Inc. 5.871% 2014[2]	2,500	863
Freescale Semiconductor, Inc. 8.875% 2014	8,350	3,716
Freescale Semiconductor, Inc. 9.125% 2014[2,7]	9,550	2,244
Freescale Semiconductor, Inc. 10.125% 2016	3,500	1,453
Jabil Circuit, Inc. 5.875% 2010	3,060	2,815
Jabil Circuit, Inc. 8.25% 2018	8,300	5,312
Celestica Inc. 7.875% 2011	5,775	5,284
Celestica Inc. 7.625% 2013	1,925	1,588
Oracle Corp. 6.50% 2038	5,000	5,524
Western Union Co. 5.93% 2016	6,000	5,135
SunGard Data Systems Inc. 9.125% 2013	5,500	4,785
Sanmina-SCI Corp. 6.75% 2013	500	218
Sanmina-SCI Corp. 4.746% 2014[2,4]	2,000	1,090
Sanmina-SCI Corp. 8.125% 2016	8,025	3,170
First Data Corp., Term Loan B2, 3.211% 2014[1,2,8]	4,938	3,195
First Data Corp. 9.875% 2015[4]	2,000	1,220
National Semiconductor Corp. 6.15% 2012	4,500	4,033
KLA-Tencor Corp. 6.90% 2018	3,750	2,841
Xerox Corp. 7.125% 2010	2,500	2,347
Ceridian Corp. 11.25% 2015[4]	3,900	2,082
Electronic Data Systems Corp., Series B, 6.00% 2013[2]	1,500	1,556
Exodus Communications, Inc. 11.625% 2010[3,9]	376	0
		73,791

MATERIALS — 0.82%
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,675	1,425
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	7,725	6,343
International Paper Co. 7.40% 2014	500	410
International Paper Co. 7.95% 2018	7,785	6,162
C5 Capital (SPV) Ltd. 6.196% (undated)[2,4]	4,900	2,257
C10 Capital (SPV) Ltd. 6.722% (undated)[2,4]	4,589	2,187
Graphic Packaging International, Inc. 8.50% 2011	3,475	2,919
Rohm and Haas Co. 6.00% 2017	3,000	2,735
Stora Enso Oyj 7.25% 2036[4]	4,950	2,613
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	3,433	1,940
Georgia Gulf Corp. 9.50% 2014	6,000	1,830
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	2,000	350
Stone Container Corp. 8.375% 2012	2,250	383
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	2,800	504
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	2,035	397
NewPage Corp., Series B, 10.00% 2012	3,500	1,558
Rockwood Specialties Group, Inc. 7.625% 2014	€1,500	1,463
Owens-Brockway Glass Container Inc. 6.75% 2014	1,250	1,367
Plastipak Holdings, Inc. 8.50% 2015[4]	$2,000	1,350
UPM-Kymmene Corp. 5.625% 2014[4]	2,000	1,297
Georgia-Pacific Corp. 8.125% 2011	500	472
Georgia-Pacific Corp., First Lien Term Loan B, 3.689% 2012[1,2,8]	890	676
JSG Funding PLC 7.75% 2015	2,000	1,100
Domtar Corp. 5.375% 2013	500	313
Domtar Corp. 7.125% 2015	1,200	786
Algoma Steel Inc. 9.875% 2015[3,4]	3,000	1,050
Abitibi-Consolidated Co. of Canada 15.50% 2010[4]	579	171
Abitibi-Consolidated Co. of Canada 5.496% 2011[2]	1,650	140
Abitibi-Consolidated Inc. 7.75% 2011	2,285	217
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	39
Abitibi-Consolidated Co. of Canada 8.375% 2015	3,715	316
Allegheny Technologies, Inc. 8.375% 2011	500	533
		45,303

CONSUMER STAPLES — 0.73%
Kroger Co. 7.50% 2014	1,650	1,736
Kroger Co. 6.40% 2017	4,130	4,172
Altria Group, Inc. 9.70% 2018	5,000	5,413
Tesco PLC 5.50% 2017[4]	5,035	4,675
Tesco PLC 5.50% 2033	£330	420
SUPERVALU INC., Term Loan B, 2.689% 2012[1,2,8]	$1,792	1,439
SUPERVALU INC. 7.50% 2012	585	518
Albertson’s, Inc. 7.25% 2013	1,790	1,522
Albertson’s, Inc. 8.00% 2031	2,000	1,210
CVS Caremark Corp. 6.943% 2030[1,4]	7,439	4,688
British American Tobacco International Finance PLC 9.50% 2018[4]	4,137	4,606
Stater Bros. Holdings Inc. 8.125% 2012	2,550	2,321
Stater Bros. Holdings Inc. 7.75% 2015	1,425	1,204
Tyson Foods, Inc. 7.85% 2016[2]	3,355	2,499
Kraft Foods Inc. 6.125% 2018	1,575	1,546
Safeway Inc. 6.25% 2014	1,420	1,429
Diageo Capital PLC 5.75% 2017	1,000	969
		40,367

MUNICIPALS — 0.23%
State of Louisiana, Citizens Property Insurance Corp., Assessment Revenue Bonds,
Series 2006-C-3, CIFG insured, 13.00% 2025[2]	10,000	10,000
State of North Carolina, Eastern Municipal Power Agency., Power System Revenue Refunding Bonds, Federally Taxable,
Series 2003-E, 5.55% 2014	1,625	1,560
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	1,294	961
State of Louisiana, Tobacco Settlement Financing. Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	203	174
		12,695

Total bonds, notes & other debt instruments (cost: $5,606,588,000)		4,936,313

	Shares or	Value
Convertible securities — 0.37%	principal amount	(000)

FINANCIALS — 0.27%
Bank of America Corp., Series L, 7.25% convertible preferred	20,000	$13,000
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares[3,10]	60,000	1,763
		14,763

CONSUMER DISCRETIONARY — 0.10%
Beazer Homes USA, Inc. 4.625% convertible notes 2024	$8,640,000	3,758
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€1,518,000	2,099
		5,857

MISCELLANEOUS — 0.00%
Other convertible securities in initial period of acquisition		33

Total convertible securities (cost: $36,787,000)		20,653

Preferred stocks — 2.39%	Shares

FINANCIALS — 2.21%
Bank of America Corp., Series K, 8.00% noncumulative[2]	12,600,000	9,076
Bank of America Corp., Series M, 8.125% noncumulative[2]	9,970,000	7,470
SMFG Preferred Capital USD 3 Ltd. 9.50%[2,4]	11,440,000	10,539
SMFG Preferred Capital USD 1 Ltd. 6.078%[2,4]	14,083,000	9,571
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[2,4]	18,600,000	12,393
Mizuho Capital Investment (EUR) 1 Ltd. 5.02%[2]	800,000	751
JPMorgan Chase & Co., Series I, 7.90%[2]	12,690,000	10,584
Citigroup Inc., Series E, 8.40%[2]	9,890,000	6,543
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up2,4	6,030,000	4,779
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up2,4	1,550,000	1,265
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[2,4]	7,500,000	5,167
PNC Preferred Funding Trust III 8.70%[2,4]	4,100,000	3,037
PNC Preferred Funding Trust I 6.517%[2,4]	4,700,000	2,037
BNP Paribas 7.195%[2,4]	5,800,000	3,695
BNP Paribas Capital Trust 9.003% noncumulative trust[2,4]	850,000	521
Santander Finance Preferred S.A., Unipersonal, 6.50%	200,000	3,713
Barclays Bank PLC 7.434%[2,4]	6,650,000	3,366
ILFC E-Capital Trust II 6.25%[2,4]	6,365,000	2,661
ILFC E-Capital Trust I 5.90%[2,4]	1,500,000	481
Standard Chartered PLC 6.409%[2,4]	7,400,000	2,729
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[2]	3,315,000	2,313
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[2,4]	10,800,000	2,255
Société Générale 5.922%[2,4]	4,500,000	2,106
RBS Capital Trust IV 2.259% noncumulative trust[2]	4,500,000	1,692
AXA SA, Series B, 6.379%[2,4]	3,360,000	1,506
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[2]	3,100,000	1,447
Banco Bilbao Vizcaya Argentaria, SA, 5.919%[2]	3,600,000	1,435
ING Capital Funding Trust III 8.439% noncumulative[2]	2,700,000	1,359
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[4]	65,000	1,278
XL Capital Ltd., Series E, 6.50%[2]	4,476,000	1,030
XL Capital Ltd., Series C, 6.102%[3,4,11]	15,600	117
HBOS PLC 6.657%[2,4]	2,500,000	971
Fannie Mae, Series O, 7.00%[2,4]	691,553	713
Fannie Mae, Series S, 8.25% noncumulative	104,039	90
QBE Capital Funding II LP 6.797%[2,4]	1,415,000	801
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[2,4]	750,000	749
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[2,4]	1,502,000	716
General Motors Corp. 9.00%[3,4]	4,601	690
Freddie Mac, Series Y, 6.55%	437,381	127
Freddie Mac, Series Z, 8.375%	284,300	126
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[4]	520,000	5
		121,904

U.S. GOVERNMENT & GOVERNMENT AGENCIES SECURITIES — 0.07%
CoBank, ACB, Series C, 11.00%[4]	80,000	4,229

MISCELLANEOUS — 0.11%
Other preferred stocks in initial period of acquisition		5,945

Total preferred stocks (cost: $237,777,000)		132,078

Common stocks — 0.14%

INDUSTRIALS — 0.06%
Delta Air Lines, Inc.[11]	215,426	2,469
DigitalGlobe Inc.[3,10,11]	306,464	766
UAL Corp.[11]	1,580	17
		3,252

CONSUMER DISCRETIONARY — 0.05%
Ford Motor Co.[11]	747,930	1,713
Time Warner Cable Inc., Class A11	49,869	1,070
Adelphia Recovery Trust, Series ACC-1[11]	2,409,545	24
Adelphia Recovery Trust, Series ACC-6B3,11	500,000	5
		2,812

TELECOMMUNICATION SERVICES — 0.03%
American Tower Corp., Class A11	42,271	1,239
Sprint Nextel Corp., Series 1[11]	33,726	62
Embarq Corp.	1,686	61
XO Holdings, Inc.[11]	1,134	—
		1,362

INFORMATION TECHNOLOGY — 0.00%
ZiLOG, Inc.[11]	32,500	94

HEALTH CARE — 0.00%
Clarent Hospital Corp.[3,11]	16,114	—

Total common stocks (cost: $15,483,000)		7,520

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[11]	2,273	—
XO Holdings, Inc., Series B, warrants, expire 2010[11]	1,704	—
XO Holdings, Inc., Series C, warrants, expire 2010[11]	1,704	—
GT Group Telecom Inc., warrants, expire 2010[3,4,11]	1,000	0

Total rights & warrants (cost: $52,000)		—

	Principal amount	Value
Short-term securities — 11.79%	(000)	(000)

Federal Home Loan Bank 0.10–2.50% due 1/28–6/16/2009	$90,900	$90,798
AT&T Inc. 0.10%–1.95% due 1/22–1/30/2009[4]	64,200	64,162
Fannie Mae 0.12%–0.84% due 2/4–2/23/2009	55,300	55,281
Jupiter Securitization Co., LLC 0.25%–0.45% due 1/21–2/3/2009[4]	44,200	44,183
Hewlett-Packard Co. 0.29%–1.10% due 1/5–1/30/2009[4]	42,400	42,393
Illinois Tool Works Inc. 2.12% due 3/3/2009[4]	38,750	38,733
Private Export Funding Corp. 0.90%–1.25% due 1/20–4/30/2009[4]	36,600	36,501
Medtronic Inc. 1.15% due 1/9/2009[4]	36,200	36,179
Caterpillar Financial Services Corp. 0.15% due 2/26/2009	33,700	33,685
Pfizer Inc 1.40% due 1/30/2009[4]	32,800	32,767
International Bank for Reconstruction and Development 1.65%–2.15% due 1/6–1/21/2009	28,400	28,388
Honeywell International Inc. 0.70% due 1/15/2009[4]	27,700	27,683
Harvard University 0.90% due 2/11/2009	25,000	24,977
U.S. Treasury Bills 1.93% due 1/15/2009	24,800	24,799
Procter & Gamble International Fundinf S.C.A. 0.45% due 4/2/2009[4]	15,200	15,190
Johnson & Johnson 0.75% due 1/12/2009[4]	15,000	14,996
Eli Lilly and Co. 1.25% due 1/21/2009[4]	14,800	14,790
Merck & Co. Inc. 0.80% due 1/26/2009	10,400	10,394
Enterprise FundingCo. LLC 1.45% due 1/7/2009[4]	8,600	8,598
John Deere Capital Corp. 2.45% due 1/7/2009[4]	6,400	6,398

Total short-term securities (cost: $650,777,000)		650,895

Total investment securities (cost: $6,547,464,000)		5,747,459
Other assets less liabilities		(225,178)

Net assets		$5,522,281

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $170,518,000, which represented 3.09% of the net assets of the fund.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $940,722,000, which represented 17.04% of the net assets of the fund.

[5]	Index-linked bond whose principal amount moves with a government retail price index.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $63,438,000, which represented 1.15% of the net assets of the fund.

[9]	Scheduled interest and/or principal payment was not received.
[10]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Citigroup Inc., Series J, 7.00% noncumulative convertible
preferred depositary shares	1/15/2008	$3,000	$1,763	.03%
DigitalGlobe Inc.	4/14/1999–7/31/2003	250	766	.01

Total restricted securities		$3,250	$2,529	.04%

[11]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols

ARS = Argentine pesos
A$ = Australian dollars
BRL = Brazilian reais
C$ = Canadian dollars
DKr = Danish kroner
€ = Euros
£ = British pounds
ILS = Israeli shekels
¥ = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
PLN = Polish zloty
SKr = Swedish kronor
S$ = Singapore dollars

Global Bond Fund
Investment portfolio

December 31, 2008

Bonds, notes & other debt instruments — 91.27%	Principal amount (000)	Value (000)

EUROS — 29.59%
German Government 4.50% 2009	€500	US$ 705
German Government 5.25% 2011	3,125	4,645
German Government 4.25% 2012	60	90
German Government 5.00% 2012	4,225	6,408
German Government 3.75% 2013	16,964	25,055
German Government 4.50% 2013	6,000	9,037
German Government 4.25% 2014	2,230	3,392
German Government, Series 6, 4.00% 2016	9,185	13,797
German Government 3.75% 2017	27,615	40,803
German Government, Series 8, 4.25% 2018	29,280	45,117
German Government 6.25% 2024	1,825	3,332
German Government 6.25% 2030	5,200	9,703
German Government 4.75% 2034	3,080	4,959
Netherlands Government Eurobond 4.00% 2011	3,200	4,610
Netherlands Government Eurobond 4.25% 2013	7,110	10,464
Netherlands Government Eurobond 4.50% 2017	5,230	7,819
Netherlands Government Eurobond 7.50% 2023	1,150	2,256
Netherlands Government Eurobond 4.00% 2037	300	436
Belgium (Kingdom of), Series 49, 4.00% 2017	10,640	15,125
Irish Government 4.50% 2018	3,755	5,295
Irish Government 4.40% 2019	3,780	5,199
KfW 4.375% 2013	7,125	10,413
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.50% 2013[1]	2,000	2,913
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.00% 2016[1]	1,000	1,414
Spanish Government 4.20% 2013	640	929
Spanish Government 6.15% 2013	1,694	2,620
Koninklijke KPN NV 6.50% 2016	1,900	2,610
Koninklijke KPN NV 4.75% 2017	750	934
Bayer AG 5.00% (undated)[2]	2,290	2,384
Royal Bank of Scotland Group PLC 5.25% 2013	1,500	2,096
Royal Bank of Scotland PLC 6.934% 2018	200	272
Merrill Lynch & Co., Inc. 4.625% 2018	2,325	2,072
Schering-Plough Corp. 5.375% 2014	1,400	1,823
TeliaSonera AB 4.75% 2017	1,475	1,791
Dexia Municipal Agency 4.50% 2017[1]	1,250	1,754
Italian Government 3.75% 2011	1,220	1,721
Gaz Capital SA 5.875% 2015	600	525
Gaz Capital SA, Series 13, 6.605% 2018	1,000	805
AT&T Inc. 6.125% 2015	1,000	1,327
Bank of Scotland PLC 5.625% 2013	775	1,094
Governor and Co. of the Bank of Ireland 6.45% 2010	750	1,036
GlaxoSmithKline Capital PLC 5.125% 2012	150	212
GlaxoSmithKline Capital PLC 5.625% 2017	500	696
Commerzbank AG, Series 551, 4.125% 2016[2]	700	863
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	250	331
UniCredito Italiano SpA 3.95% 2016	300	320
UniCredito Italiano SpA 5.75% 2017	100	128
Resona Bank, Ltd. 3.75% 2015[2]	250	300
Resona Bank, Ltd 4.125% (undated)[2,3]	700	478
France Télécom 7.25% 2013	500	746
NGG Finance PLC 6.125% 2011	150	210
National Grid Transco PLC 4.375% 2020	450	519
Sumitomo Mitsui Banking Corp. 4.375% (undated)[2]	850	686
Telecom Italia SpA 7.75% 2033	550	667
Croatian Government 5.00% 2014	460	586
Veolia Environnement 4.875% 2013	150	204
Veolia Environnement 6.125% 2033	305	373
PLD International Finance LLC 4.375% 2011	750	501
Austria (Republic of) 4.30% 2017	325	473
ENEL SpA 5.625% 2027	320	382
Shinsei Bank, Ltd. 3.75% 2016[2]	100	58
Shinsei Bank, Ltd. 3.75% 2016[2]	500	288
BNP Paribas 5.25% 2014[2]	250	337
American International Group, Inc. 4.00% 2011	350	287
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	250	286
TuranAlem Finance BV, Series 5, 6.25% 2011	460	260
DaimlerChrysler North America Holding Corp. 4.25% 2011	190	255
NXP BV and NXP Funding LLC 8.068% 2013[2]	250	87
NXP BV and NXP Funding LLC 8.625% 2015	450	116
Standard Chartered Bank 5.875% 2017	150	175
Barclays Bank PLC 4.50% 2019[2]	150	174
Metro Finance BV 4.625% 2011	125	173
Santander Issuances, SA Unipersonal 5.435% 2017[2]	100	126
Northern Rock PLC, Series 7, 4.125% 2017[1,3]	100	116
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	70	73
		270,266

JAPANESE YEN — 7.20%
Japanese Government 1.30% 2011	¥783,950	8,816
Japanese Government 1.40% 2012	295,000	3,336
Japanese Government 1.50% 2014	231,300	2,655
Japanese Government 0.50% 2015[3,4]	624,536	5,879
Japanese Government 1.70% 2016	1,562,650	18,332
Japanese Government 1.70% 2017	215,000	2,513
Japanese Government 1.20% 2017[3,4]	113,300	1,081
Japanese Government 1.20% 2017[3,4]	1,887,435	17,987
Japanese Government 2.30% 2035	101,400	1,231
Japanese Government 2.40% 2038	313,200	3,911
		65,741

BRITISH POUNDS — 2.87%
United Kingdom 4.75% 2010	£375	574
United Kingdom 5.00% 2014	2,475	4,020
United Kingdom 4.75% 2015	2,080	3,352
United Kingdom 4.00% 2016	6,535	10,200
United Kingdom 8.75% 2017	590	1,212
United Kingdom 8.00% 2021	275	585
United Kingdom 6.00% 2028	750	1,401
United Kingdom 4.75% 2038	2,675	4,623
Tesco PLC 5.50% 2033	100	127
Allied Irish Banks, PLC 5.625% 2030[2]	125	122
		26,216

DANISH KRONER — 2.45%
Nykredit 6.00% 2038[1]	DKr 9,705	US$ 1,806
Nykredit 5.00% 2038[1]	46,252	8,378
Nykredit 6.00% 2038[1]	13,983	2,621
Nykredit 6.00% 2041[1]	9,951	1,847
Kingdom of Denmark 5.00% 2013	19,985	4,064
Realkredit Danmark, interest only, 6.00% 2038[1]	9,968	1,846
Realkredit Danmark 6.00% 2038[1]	9,937	1,866
		22,428

MEXICAN PESOS — 1.45%
United Mexican States Government, Series MI10, 9.50% 2014	MXN 17,500	1,367
United Mexican States Government, Series M10, 8.00% 2015	17,500	1,273
United Mexican States Government, Series M10, 7.25% 2016	130,000	9,043
United Mexican States Government, Series M10, 7.75% 2017	11,000	788
United Mexican States Government, Series M20, 10.00% 2024	6,800	567
United Mexican States Government, Series M30, 10.00% 2036	2,500	214
		13,252

AUSTRALIAN DOLLARS — 1.42%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A6,535	4,953
Queensland Treasury Corp., Series 17, 6.00% 2017	2,040	1,568
European Investment Bank 6.125% 2017	4,400	3,360
New South Wales Treasury Corp., Series 14, 5.50% 2014	1,275	936
New South Wales Treasury Corp., Series 17, 5.50% 2017	1,250	928
KfW 6.25% 2012	1,100	816
Countrywide Financial Corp. 6.25% 2010	600	425
		12,986

ISRAELI SHEKELS — 1.22%
Israeli Government 6.00% 2010[3]	ILS 9,290	2,572
Israeli Government 7.50% 2014[3]	500	156
Israeli Government 5.50% 2017[3]	16,899	4,717
Israeli Government 6.00% 2019[3]	12,870	3,702
		11,147

SWEDISH KRONOR — 1.10%
Swedish Government 4.00% 2012[1]	SKr35,250	4,599
Swedish Government 6.75% 2014	22,760	3,587
Stadshypotek AB 6.00% 2012[1]	13,000	1,831
		10,017

SOUTH KOREAN WON — 0.88%
South Korean Government 5.25% 2010[3]	KRW4,100,000	3,334
South Korean Government 5.75% 2010[3]	1,250,000	1,033
South Korean Government 5.75% 2013[3]	250,000	215
South Korean Government 4.25% 2014[3]	4,400,000	3,490
		8,072

EGYPTIAN POUNDS — 0.88%
Egypt (Arab Republic of) Treasury Bill, Series 182, 0% 2009	EGP35,300	6,324
Egypt (Arab Republic of) Treasury Bill 0% 2009	1,050	186
Egypt (Arab Republic of) Treasury Bill 0% 2009	125	22
Egypt (Arab Republic of) Treasury Bill 0% 2009	550	96
Egypt (Arab Republic of) 11.50% 2011	1,125	205
Egypt (Arab Republic of) 8.75% 2012	2,250	340
Egypt (Arab Republic of) 8.85% 2013	5,000	833
		8,006

CANADIAN DOLLARS — 0.54%
Canadian Government 5.50% 2010	$ C 70	US$ 61
Canadian Government 5.25% 2012	250	230
Canadian Government 4.50% 2015	4,340	4,064
Canadian Government 5.75% 2029	500	540
		4,895

NEW TURKISH LIRAS — 0.45%
Turkey (Republic of) 14.00% 2011	TRY 325	205
Turkey (Republic of) 16.00% 2012	5,496	3,540
Turkey (Republic of) 10.00% 2012[3,4]	639	394
		4,139

POLISH ZLOTY — 0.32%
Polish Government 5.25% 2017	PLN8,700	2,914

SINGAPORE DOLLARS — 0.17%
Singapore (Republic of) 3.125% 2011	$ S2,095	1,525

BRAZILIAN REAIS — 0.12%
Brazilian Treasury Bill 6.00% 2015[3,4]	BRL1,780	690
Brazil (Federal Republic of) 10.00% 2017[3]	1,000	367
		1,057

MALAYSIAN RINGGITS — 0.03%
Malaysian Government 3.814% 2017	MYR1,000	300

NORWEGIAN KRONER — 0.02%
Norwegian Government 5.50% 2009	NKr1,000	144

DOMINICAN PESOS — 0.01%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[3]	DOP6,557	92

ARGENTINE PESOS — 0.00%
Argentina (Republic of) 5.83% 2033[1,3,4,5]	ARS265	24

COLOMBIAN PESOS — 0.00%
Colombia (Republic of) Global 11.75% 2010	COP17,000	8

U.S. DOLLARS — 40.55%
U.S. Treasury 5.75% 2010	US$ 7,750	8,418
U.S. Treasury 4.50% 2011	5,000	5,408
U.S. Treasury 4.875% 2012	9,067	10,150
U.S. Treasury 4.875% 2012	500	562
U.S. Treasury 2.00% 2013	4,575	4,694
U.S. Treasury 3.875% 2013	2,500	2,787
U.S. Treasury 0.625% 2013[3,4]	3,331	3,201
U.S. Treasury 1.875% 2015[3,4]	1,392	1,310
U.S. Treasury 5.125% 2016	22,750	27,554
U.S. Treasury 7.25% 2016	2,600	3,482
U.S. Treasury 7.50% 2016	14,900	20,345
U.S. Treasury 3.75% 2018	2,960	3,351
U.S. Treasury 1.375% 2018[3,4]	1,758	1,641
U.S. Treasury 1.625% 2018[3,4]	259	245
U.S. Treasury 7.875% 2021	5,000	7,434
U.S. Treasury 8.125% 2021	3,500	5,313
U.S. Treasury 5.25% 2029	1,000	1,327
U.S. Treasury 4.75% 2037	340	474
Freddie Mac 3.125% 2010	3,730	3,821
Freddie Mac 5.25% 2011	2,000	2,179
Freddie Mac 5.875% 2011	2,515	2,631
Freddie Mac 5.75% 2016	8,370	8,671
Freddie Mac 5.00% 2018	3,730	3,642
Freddie Mac 5.50% 2023[1]	737	761
Freddie Mac 5.50% 2023[1]	245	253
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]	84	69
Freddie Mac 5.50% 2037[1]	4,048	4,148
Freddie Mac 5.50% 2037[1]	1,805	1,849
Freddie Mac 6.00% 2037[1]	2,674	2,758
Freddie Mac 6.00% 2037[1]	2,482	2,561
Freddie Mac 6.00% 2037[1]	1,142	1,178
Freddie Mac 6.00% 2037[1]	402	415
Freddie Mac 6.00% 2037[1]	242	249
Freddie Mac 6.50% 2037[1]	887	923
Freddie Mac 6.50% 2037[1]	803	836
Freddie Mac 4.763% 2037[1,2]	805	814
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[1]	656	563
Freddie Mac 5.00% 2038[1]	3,146	3,211
Freddie Mac 5.00% 2038[1]	664	678
Freddie Mac 5.00% 2038[1]	245	250
Freddie Mac 5.50% 2038[1]	6,510	6,671
Freddie Mac 5.50% 2038[1]	8,209	8,412
Freddie Mac 5.50% 2038[1]	982	1,006
Freddie Mac 5.50% 2038[1]	4,641	4,756
Freddie Mac 6.00% 2038[1]	245	253
Freddie Mac 6.50% 2038[1]	6,165	6,415
Freddie Mac 6.50% 2038[1]	2,617	2,723
Freddie Mac 6.50% 2038[1]	2,104	2,189
Freddie Mac 6.50% 2038[1]	1,943	2,022
Freddie Mac 4.651% 2038[1,2]	1,324	1,331
Freddie Mac 4.966% 2038[1,2]	346	350
Freddie Mac 5.009% 2038[1,2]	499	503
Freddie Mac 6.50% 2039[1]	875	910
Fannie Mae 6.25% 2011	750	791
Fannie Mae 5.25% 2012	2,700	2,775
Fannie Mae 5.375% 2017	3,540	4,127
Fannie Mae 6.25% 2029	1,250	1,701
Fannie Mae 5.00% 2035[1]	2,217	2,268
Fannie Mae 6.00% 2036[1]	1,931	1,991
Fannie Mae 6.00% 2036[1]	278	286
Fannie Mae 6.50% 2036[1]	1,874	1,950
Fannie Mae 6.50% 2036[1]	383	392
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[1]	350	311
Fannie Mae 5.50% 2037[1]	230	230
Fannie Mae 5.50% 2037[1]	290	290
Fannie Mae 5.783% 2037[1,2]	3,081	3,157
Fannie Mae 6.00% 2037[1]	1,231	1,270
Fannie Mae 6.50% 2037[1]	218	227
Fannie Mae 4.50% 2038[1]	997	1,013
Fannie Mae 5.00% 2038[1]	2,969	3,036
Fannie Mae 5.00% 2038[1]	2,884	2,949
Fannie Mae 5.00% 2038[1]	1,452	1,485
Fannie Mae 5.50% 2038[1]	1,915	1,967
Fannie Mae 6.00% 2038[1]	1,227	1,267
Fannie Mae 7.00% 2038[1]	87	92
Fannie Mae 5.322% 2038[1,2]	1,233	1,257
Fannie Mae 4.539% 2038[1,2]	436	439
Fannie Mae 4.442% 2038[1,2]	1,137	1,142
Fannie Mae 6.50% 2039[1]	875	909
GlaxoSmithKline Capital Inc. 4.85% 2013	100	100
GlaxoSmithKline Capital Inc. 5.65% 2018	4,220	4,440
HBOS PLC 6.75% 2018[6]	2,595	2,288
HBOS PLC 6.00% 2033[6]	1,100	753
Société Générale 5.75% 2016[6]	3,060	2,807
Jackson National Life Global 5.375% 2013[6]	3,100	2,804
Telecom Italia Capital SA 4.95% 2014	1,650	1,258
Telecom Italia Capital SA 6.999% 2018	500	406
Telicom Italia Capital SA 6.00% 2034	600	415
Telecom Italia Capital SA 7.20% 2036	770	594
American Tower Corp. 7.00% 2017[3,6]	2,700	2,592
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	250	243
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	2,000	2,345
Time Warner Cable Inc. 6.75% 2018	2,080	2,006
Time Warner Cable Inc. 8.75% 2019	500	545
SBC Communications Inc. 5.10% 2014	100	98
SBC Communications Inc. 5.625% 2016	250	251
AT&T Inc. 5.50% 2018	450	456
AT&T Inc. 5.60% 2018	640	653
AT&T Inc. 6.40% 2038	1,000	1,075
JPMorgan Chase Bank NA 6.00% 2017	2,260	2,283
Comcast Corp. 6.30% 2017	670	653
Comcast Corp. 5.70% 2018	770	723
Comcast Corp. 6.95% 2037	820	866
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	500	521
Countrywide Financial Corp., Series B, 5.80% 2012	200	195
Bank of America Corp. 5.30% 2017	1,550	1,474
Vodafone Group PLC 5.00% 2015	1,250	1,148
Vodafone Group PLC 5.625% 2017	750	708
Vodafone Group PLC 6.15% 2037	150	149
Constellation Brands, Inc. 8.375% 2014	600	573
Constellation Brands, Inc. 7.25% 2017	1,435	1,363
Government National Mortgage Assn. 6.00% 2038[1]	1,727	1,786
Veolia Environnement 5.25% 2013	1,730	1,606
Veolia Environnement 6.00% 2018	200	178
Canadian National Railway Co. 4.95% 2014	1,630	1,599
Canadian National Railway Co. 5.55% 2018	125	125
Intergen Power 9.00% 2017[6]	2,050	1,691
Verizon Communications Inc. 5.50% 2017	520	504
Verizon Communications Inc. 8.50% 2018[6]	1,000	1,174
British American Tobacco International Finance PLC 9.50% 2018[6]	1,503	1,673
Resona Bank, Ltd. 5.85% (undated)[2,6]	2,900	1,646
Bausch & Lomb Inc. 9.875% 2015[6]	2,175	1,642
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,620	1,576
E.ON International Finance BV 5.80% 2018[6]	1,490	1,396
E.ON International Finance BV 6.65% 2038[6]	150	140
ORIX Corp. 5.48% 2011	2,015	1,516
DaimlerChrysler North America Holding Corp. 5.875% 2011	400	349
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	1,350	1,141
Tenet Healthcare Corp. 6.375% 2011	50	39
Tenet Healthcare Corp. 7.375% 2013	165	118
Tenet Healthcare Corp. 9.875% 2014	1,480	1,199
Tenet Healthcare Corp. 9.25% 2015	145	117
Nielsen Finance LLC, Term Loan B, 4.388% 2013[1,2,7]	49	33
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	975	785
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[8]	1,780	654
Enterprise Products Operating LLC 9.75% 2014	225	229
Enterprise Products Operating LLC 6.50% 2019	840	708
Enterprise Products Operating LP 8.375% 2066[2]	250	138
Enterprise Products Operating LP 7.034% 2068[2]	830	391
Wells Fargo Mortgage-backed Securities Trust, Series 2007-8, Class II-A-2, 6.00% 2037[1]	2,500	1,394
Edison Mission Energy 7.50% 2013	25	23
Edison Mission Energy 7.75% 2016	50	45
Midwest Generation, LLC, Series B, 8.56% 2016[1]	79	76
Edison Mission Energy 7.20% 2019	1,325	1,093
Edison Mission Energy 7.625% 2027	125	97
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[1,3]	1,394	1,327
France Télécom 8.50% 2031[2]	1,050	1,322
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.657% 2039[1,2]	80	61
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[1,2]	1,165	876
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[1,2]	520	307
Turkey (Republic of) 6.75% 2018	250	239
Turkey (Republic of) 7.00% 2019	1,000	970
Standard Chartered Bank 6.40% 2017[6]	400	333
Standard Chartered Bank 8.00% 2031[6]	1,000	867
Colombia (Republic of) Global 7.375% 2017	485	507
Colombia (Republic of) Global 11.75% 2020	515	693
Kroger Co. 7.50% 2014	1,000	1,052
Kroger Co. 6.40% 2017	130	131
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011[1]	507	470
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012[1]	750	689
HSBK (Europe) BV 7.75% 2013	485	347
HSBK (Europe) BV 7.25% 2017[6]	305	166
HSBK (Europe) BV 7.25% 2017	1,165	635
Korea Development Bank 5.30% 2013	1,150	1,063
MetLife Capital Trust IV 7.875% 2067[2,6]	900	566
MetLife Capital Trust X 9.25% 2068[2,6]	700	489
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 5.368% 2014[1,2,7]	124	86
Texas Competitive Electric Holdings Co. LLC 10.50% 2015[6]	410	293
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[6]	415	297
Texas Competitive Electric Holdings Co. LLC 11.25% 2016[5,6]	750	379
Citigroup Inc. 6.125% 2017	250	253
Citigroup Capital XXI 8.30% 2077[2]	975	754
Hospitality Properties Trust 6.85% 2012	60	39
Hospitality Properties Trust 5.625% 2017	225	104
Hospitality Properties Trust 6.70% 2018	1,835	855
Union Pacific Corp. 5.70% 2018	400	386
Union Pacific Corp. 6.15% 2037	650	604
United Mexican States Government Global 6.05% 2040	1,000	975
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	700	325
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[6]	650	536
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	15	10
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[6]	25	20
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	405	73
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036[1]	200	188
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[1]	100	82
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038[1]	200	163
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.658% 2039[1,2]	600	490
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[1,6]	550	452
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[1,3,6]	715	429
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,3,6]	25	14
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,3,6]	40	21
Deutsche Telekom International Finance BV 5.875% 2013	910	901
Stater Bros. Holdings Inc. 8.125% 2012	375	341
Stater Bros. Holdings Inc. 7.75% 2015	625	528
Target Corp. 6.00% 2018	500	485
Target Corp. 7.00% 2038	400	372
Centennial Communications Corp. 9.633% 2013[2]	40	39
Centennial Communications Corp. 10.00% 2013	775	806
Citibank Credit Card Issuance Trust, Class 2004-A7, 2.243% 2013[1,2]	1,000	844
Enbridge Energy Partners, LP, Series B, 6.50% 2018	1,020	841
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037[1]	940	841
Chase Issuance Trust, Series 2007-A9, Class A, 1.225% 2014[1,2]	1,000	819
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036[1]	608	597
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 4.988% 2042[1,2]	250	208
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 2012[1,2,6]	810	738
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 1.595% 2013[1,2]	1,000	693
NXP BV and NXP Funding LLC 7.875% 2014	1,600	632
NXP BV and NXP Funding LLC 9.50% 2015	300	58
Time Warner Inc. 5.875% 2016	100	90
AOL Time Warner Inc. 7.625% 2031	145	143
Time Warner Inc. 6.50% 2036	490	446
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012[1]	720	675
Nextel Communications, Inc., Series E, 6.875% 2013	460	196
Nextel Communications, Inc., Series F, 5.95% 2014	1,000	420
Sprint Capital Corp. 6.90% 2019	75	53
Univision Communications, Inc., Second Lien Term Loan B, 2.961% 2009[1,2,7]	539	380
Univision Communications Inc. 7.85% 2011	265	140
Univision Communications, Inc., First Lien Term Loan B, 2.711% 2014[1,2,7]	70	29
Univision Communications Inc. 9.75% 2015[5,6]	835	109
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	625	651
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[6]	160	112
Westfield Group 5.70% 2016[6]	250	167
Westfield Group 7.125% 2018[6]	500	355
Chubb Corp. 5.75% 2018	500	481
Chubb Corp. 6.375% 2067[2]	245	152
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[1,2]	805	629
ARAMARK Corp., Term Loan B, 3.334% 2014[1,2,7]	1	1
ARAMARK Corp., Letter of Credit, 4.494% 2014[1,2,7]	—	—
ARAMARK Corp. 8.50% 2015	680	619
Norfolk Southern Corp. 7.05% 2037	590	619
Mandalay Resort Group 6.375% 2011	25	18
MGM MIRAGE 13.00% 2013[6]	100	96
MGM MIRAGE 6.75% 2013	25	17
MGM MIRAGE 5.875% 2014	750	484
Burlington Northern Santa Fe Corp. 6.15% 2037	660	610
Royal Bank of Scotland Group PLC 6.99% (undated)[2,6]	900	409
Royal Bank of Scotland Group PLC, Series U, 7.64% (undated)[2]	500	199
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012[1]	637	601
Mohegan Tribal Gaming Authority 7.125% 2014	1,175	599
Boyd Gaming Corp. 7.75% 2012	260	235
Boyd Gaming Corp. 6.75% 2014	525	333
Boyd Gaming Corp. 7.125% 2016	50	30
Thomson Reuters Corp. 5.95% 2013	250	233
Thomson Reuters Corp. 6.50% 2018	400	364
Biogen Idec Inc. 6.00% 2013	600	594
CanWest Media Inc., Series B, 8.00% 2012	1,260	561
CanWest MediaWorks Inc. 9.25% 2015[6]	75	29
CSX Corp. 7.45% 2038	610	582
DynCorp International and DIV Capital Corp. 9.50% 2013[6]	310	273
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	325	283
Ford Motor Credit Co. 7.375% 2009	25	22
Ford Motor Credit Co. 9.75% 2010[2]	275	220
Ford Motor Credit Co. 7.375% 2011	275	209
Ford Motor Credit Co. 7.569% 2012[2]	125	81
Ford Motor Co., Term Loan B, 5.00% 2013[1,2,7]	49	20
Kraft Foods Inc. 6.125% 2018	550	540
Freescale Semiconductor, Inc., Term Loan B, 3.931% 2013[1,2,7]	25	15
Freescale Semiconductor, Inc. 9.125% 2014[2,5]	1,425	335
Freescale Semiconductor, Inc. 10.125% 2016	450	187
Abbey National PLC 7.95% 2029	610	533
Corporación Andina de Fomento 5.75% 2017	625	524
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	500	514
AstraZeneca PLC 5.40% 2012	480	507
Gaz Capital SA 6.51% 2022[6]	590	353
Gaz Capital SA, Series 9, 6.51% 2022	250	149
Ceridian Corp. 11.25% 2015[6]	925	494
Quebecor Media Inc. 7.75% 2016	625	425
Quebecor Media Inc. 7.75% 2016	95	65
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.724% 2049[1,2]	600	472
Allison Transmission Holdings, Inc. 11.25% 2015[2,5,6]	50	20
Allison Transmission Holdings, Inc. 11.00% 2015[6]	900	445
Hanesbrands Inc., Series B, 5.698% 2014[2]	640	454
TransDigm Inc. 7.75% 2014	550	454
Qwest Capital Funding, Inc. 7.25% 2011	25	21
Qwest Communications International Inc. 7.25% 2011	475	416
U S WEST Communications, Inc. 6.875% 2033	10	6
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016[1]	750	436
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	510	434
Charles Schwab Corp., Series A, 6.375% 2017	125	116
Schwab Capital Trust I 7.50% 2037[2]	630	316
Dollar General Corp. 11.875% 2017[2,5]	500	430
Seneca Gaming Corp., Series B, 7.25% 2012	525	425
TL Acquisitions, Inc., Term Loan B, 2.96% 2014[1,2,7]	198	130
Thomson Learning 10.50% 2015[6]	685	284
Thomson Learning 0%/13.25% 2015[6,8]	30	9
TuranAlem Finance BV, Series 8, 8.25% 2037	960	418
Iron Mountain Inc. 6.625% 2016	500	409
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.821% 2037[1,2,3]	854	359
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.93% 2047[1,2]	92	44
Albertson’s, Inc. 7.25% 2013	400	340
Albertson’s, Inc. 8.00% 2031	100	60
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[1,2]	200	166
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042[1]	138	126
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[1,2]	125	98
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037[1]	826	390
NTL Cable PLC 8.75% 2014	500	377
Schering-Plough Corp. 6.00% 2017	380	377
Atlas Copco AB 5.60% 2017[6]	400	376
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.338% 2044[1,2]	500	373
ALLTEL Corp., Term Loan B2, 4.371% 2015[1,2,7]	100	98
ALLTEL Corp., Term Loan B3, 3.939% 2015[1,2,7]	274	272
Hughes Communications, Inc. 9.50% 2014	450	368
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	425	368
ACE INA Holdings Inc. 5.80% 2018	400	361
AES Corp. 7.75% 2015	375	317
AES Corp. 8.00% 2020[6]	50	39
US Investigations Services, Inc. 10.50% 2015[6]	200	147
US Investigations Services, Inc., Term Loan B, 4.275% 2015[1,2,7]	247	180
US Investigations Services, Inc. 11.75% 2016[6]	45	29
CVS Caremark Corp. 6.943% 2030[1,6]	550	347
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023[1]	400	345
Cott Beverages Inc. 8.00% 2011	550	338
Navios Maritime Holdings Inc. 9.50% 2014	600	337
Surgical Care Affiliates, Inc. 8.875% 2015[5,6]	300	184
Surgical Care Affiliates, Inc. 10.00% 2017[6]	275	144
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1,6]	214	164
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1]	214	164
Elizabeth Arden, Inc. 7.75% 2014	500	327
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 2033[1]	197	197
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[1]	150	129
Toys “R” Us, Inc. 7.625% 2011	650	322
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[1]	358	193
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037[1]	229	125
Williams Companies, Inc. 8.125% 2012	50	46
Williams Companies, Inc. 7.875% 2021	250	192
Williams Companies, Inc. 8.75% 2032	100	75
Argentina (Republic of) 1.564% 2012[1,2,3]	1,125	296
Argentina (Republic of) GDP-Linked 2035	435	11
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	56	45
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[1]	82	64
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	71	55
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[1]	172	138
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020[1]	321	293
MetroPCS Wireless, Inc. 9.25% 2014	325	292
Sunoco, Inc. 5.75% 2017	350	291
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	405	279
SunGard Data Systems Inc. 3.75% 2009	250	249
SunGard Data Systems Inc. 9.125% 2013	26	23
First Data Corp., Term Loan B2, 3.211% 2014[1,2,7]	420	272
C10 Capital (SPV) Ltd. 6.722% (undated)[2,6]	550	262
iStar Financial, Inc. 6.00% 2010	500	210
iStar Financial, Inc. 6.05% 2015	175	52
TransCanada PipeLines Ltd. 6.35% 2067[2]	570	255
TEPPCO Partners LP 7.00% 2067[2]	470	252
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[1]	15	14
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[1]	400	237
Petroplus Finance Ltd. 6.75% 2014[6]	100	64
Petroplus Finance Ltd. 7.00% 2017[6]	300	185
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	250	248
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018[1]	272	247
HVB Funding Trust I 8.741% 2031[6]	850	246
LUKOIL International Finance BV 6.356% 2017	300	185
LUKOIL International Finance BV 6.656% 2022[6]	100	58
Capmark Financial Group Inc. 5.875% 2012	670	229
Capmark Financial Group Inc. 6.30% 2017	50	14
Goldman Sachs Group, Inc. 6.15% 2018	250	241
British Telecommunications PLC 5.95% 2018	275	240
Ashtead Group PLC 8.625% 2015[6]	200	106
Ashtead Capital, Inc. 9.00% 2016[6]	250	130
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.106% 2036[1,2]	338	162
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[1,2]	127	74
PTS Acquisition Corp. 9.50% 2015[5]	595	229
Meritage Corp. 7.00% 2014	375	216
Meritage Homes Corp. 6.25% 2015	25	13
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.923% 2036[1,2]	347	175
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.884% 2037[1,2]	102	52
Cricket Communications, Inc. 9.375% 2014	250	226
Sealy Mattress Co. 8.25% 2014	375	223
National Grid PLC 6.30% 2016	250	218
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	325	213
Lincoln National Corp. 7.00% 2066[2]	485	204
International Paper Co. 7.95% 2018	250	198
Warner Music Group 7.375% 2014	335	198
ArcelorMittal 5.375% 2013	250	189
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[6]	230	188
Allied Waste North America, Inc., Series B, 5.75% 2011	200	188
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	327	185
HSBC Holdings PLC 6.50% 2037	180	183
Lehman Brothers Holdings Inc., Series I, 6.875% 2018[9]	1,830	183
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[2,9]	2,750	—
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[1,6]	250	183
Wells Fargo & Co. 5.625% 2017	175	183
Fifth Third Bancorp 8.25% 2038	130	108
Fifth Third Capital Trust IV 6.50% 2067[2]	150	75
SLM Corp., Series A, 5.40% 2011	240	182
Liberty Mutual Group Inc. 6.50% 2035[6]	30	17
Liberty Mutual Group Inc. 7.50% 2036[6]	120	73
Liberty Mutual Group Inc., Series A, 7.80% 2087[6]	200	90
Cablevision Systems Corp., Series B, 8.00% 2012	200	179
American Media Operations, Inc., Series B, 10.25% 2009[6]	57	12
American Media Operations, Inc., Series B, 10.25% 2009	814	166
Sanmina-SCI Corp. 6.75% 2013	180	78
Sanmina-SCI Corp. 8.125% 2016	250	99
Barclays Bank PLC 6.05% 2017[6]	200	177
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[1,2]	281	93
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[1,2]	356	83
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[5]	340	117
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	125	52
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	25	7
American Express Co. 8.15% 2038	150	173
Smithfield Foods, Inc. 7.75% 2017	300	173
Scottish Power PLC 5.375% 2015	185	166
Rouse Co. 5.375% 2013	500	160
HCA Inc., Term Loan B, 3.709% 2013[1,2,7]	202	159
Nationwide Mutual Insurance Co. 8.25% 2031[6]	250	158
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[1,2]	250	157
Simon Property Group, LP 6.125% 2018	230	156
General Electric Co. 5.00% 2013	150	152
AMC Entertainment Inc. 8.00% 2014	25	16
AMC Entertainment Inc., Series B, 11.00% 2016	175	123
Chohung Bank 4.50% 2014[2,6]	160	138
NRG Energy, Inc. 7.25% 2014	145	136
LBI Media, Inc. 8.50% 2017[3,6]	380	133
Alabama Power Co., Series 2008-B, 5.80% 2013	125	130
Enbridge Inc. 5.60% 2017	150	128
Tenneco Automotive Inc. 8.625% 2014	330	127
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	125	126
Sensata Technologies BV 8.00% 2014[2]	270	123
Coventry Health Care, Inc. 6.30% 2014	200	123
Symbion Inc. 11.75% 2015[5]	231	122
Kinder Morgan Energy Partners LP 6.00% 2017	140	122
Georgia Gulf Corp. 9.50% 2014	380	116
E*TRADE Financial Corp. 8.00% 2011	250	115
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.339% 2037[1,2]	201	115
Duane Reade Inc. 9.75% 2011	210	112
Nalco Co. 7.75% 2011	75	72
Nalco Co. 8.875% 2013	25	21
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[8]	25	18
Walgreen Co. 4.875% 2013	100	103
Development Bank of Singapore Ltd. 7.125% 2011[6]	100	103
Nationwide Financial Services, Inc. 6.75% 2067[2]	220	99
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2013[1]	100	98
Cox Communications, Inc. 4.625% 2010	100	97
Stora Enso Oyj 7.25% 2036[6]	180	95
Fox Acquisition LLC 13.375% 2016[6]	215	92
Delhaize Group 6.50% 2017	100	91
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.793% 2037[1,2]	195	89
Pinnacle Entertainment, Inc. 7.50% 2015	150	88
Canadian Natural Resources Ltd. 5.70% 2017	100	87
Allstate Corp., Series B, 6.125% 2067[2]	150	87
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[1]	129	87
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	100	86
Michaels Stores, Inc. 10.00% 2014	185	85
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 0.531% 2037[1,2]	117	84
Mylan Inc., Term Loan B, 4.75% 2014[1,2,7]	98	84
Southern Natural Gas Co. 5.90% 2017[6]	100	80
American General Finance Corp., Series J, 6.90% 2017	175	76
Metals USA Holdings Corp. 10.883% 2012[2,5]	50	14
Metals USA, Inc. 11.125% 2015	100	60
Neiman Marcus Group, Inc. 9.00% 2015[5]	160	71
Gaylord Entertainment Co. 8.00% 2013	100	70
HealthSouth Corp. 10.75% 2016	75	69
AEP Industries Inc. 7.875% 2013	120	68
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1,2]	70	67
Serena Software, Inc. 10.375% 2016	125	64
Drummond Co., Inc. 7.375% 2016[6]	125	61
Federated Retail Holdings, Inc. 5.35% 2012	45	33
Macy’s Retail Holdings, Inc. 7.875% 2015	30	22
Federated Retail Holdings, Inc. 5.90% 2016	10	6
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[1]	75	60
Radio One, Inc. 6.375% 2013	175	60
TRW Automotive Inc. 7.00% 2014[6]	100	54
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 0.621% 2036[1,2,3]	175	52
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.572% 2035[1,2,3]	95	52
Catlin Insurance Ltd. 7.249% (undated)[2,6]	120	48
VWR Funding, Inc. 10.25% 2015[2,5]	75	48
Windstream Corp. 8.625% 2016	50	45
Northern Rock PLC 6.594% (undated)[2,6]	100	39
Education Management LLC and Education Management Finance Corp. 8.75% 2014	50	38
DAE Aviation Holdings, Inc. 11.25% 2015[6]	90	37
Realogy Corp., Term Loan B, 5.706% 2013[1,2,7]	19	12
Realogy Corp., Letter of Credit, 5.05% 2013[1,2,7]	5	3
Realogy Corp. 10.50% 2014	100	18
Realogy Corp. 11.75% 2014[5]	26	3
Lafarge 6.50% 2016	50	34
K. Hovnanian Enterprises, Inc. 8.875% 2012	20	6
K. Hovnanian Enterprises, Inc. 7.75% 2013	25	6
K. Hovnanian Enterprises, Inc. 6.50% 2014	50	14
K. Hovnanian Enterprises, Inc. 6.25% 2016	25	7
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[1]	32	32
Cooper-Standard Automotive Inc. 7.00% 2012	25	8
Cooper-Standard Automotive Inc. 8.375% 2014	125	23
Tyson Foods, Inc. 7.85% 2016[2]	40	30
THL Buildco, Inc. 8.50% 2014	125	29
Standard Pacific Corp. 5.125% 2009	25	24
Esterline Technologies Corp. 6.625% 2017	25	21
Yankee Candle Co., Inc., Series B, 8.50% 2015	45	21
Liberty Media Corp. 8.25% 2030	35	20
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,3,6]	35	20
Team Finance LLC and Health Finance Corp. 11.25% 2013	25	20
Banco Mercantil del Norte, SA 6.135% 2016[2,6]	30	19
Goodyear Tire & Rubber Co. 8.625% 2011	23	19
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	25	19
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037[1]	18	17
Building Materials Corp. of America 7.75% 2014	25	16
Toll Brothers, Inc. 4.95% 2014	15	11
Toll Brothers, Inc. 5.15% 2015	5	4
Alion Science and Technology Corp. 10.25% 2015	30	14
Local T.V. Finance LLC 9.25% 2015[5,6]	60	14
Northwest Airlines, Inc., Term Loan B, 4.96% 2013[1,2,3,7]	8	6
Northwest Airlines, Inc., Term Loan A, 3.21% 2018[1,2,7]	9	7
Universal Hospital Services, Inc. 5.943% 2015[2]	20	12
Hawaiian Telcom Communications, Inc. 9.75% 2013[9]	25	2
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 2014[1,2,7]	14	6
Dole Food Co., Inc. 8.875% 2011	10	6
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	20	4
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	10	2
Viant Holdings Inc. 10.125% 2017[6]	15	5
Young Broadcasting Inc. 10.00% 2011	150	2
Atrium Companies, Inc. 15.00% 2012[5,6]	11	1
		370,395

Total bonds, notes & other debt instruments (cost: $857,591,000)		833,624

Preferred stocks — 0.84%	Shares

U.S. DOLLARS — 0.64%
SMFG Preferred Capital USD 3 Ltd. 9.50%[2,6]	3,125,000	2,879
SMFG Preferred Capital USD 1 Ltd. 6.078%[2,6]	485,000	330
Bank of America Corp., Series M, 8.125% noncumulative[2]	1,610,000	1,206
JPMorgan Chase & Co., Series I, 7.90%[2]	750,000	625
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up2,6	250,000	204
Standard Chartered PLC 6.409%[2,6]	500,000	184
Banco Bilbao Vizcaya Argentaria, SA, 5.919%[2]	270,000	108
AXA SA, Series B, 6.379%[2,6]	230,000	103
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[2,6]	185,000	88
Barclays Bank PLC 7.434%[2,6]	100,000	51
XL Capital Ltd., Series E, 6.50%[2]	155,000	36
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[2,6]	42,000	28
Fannie Mae, Series S, 8.25% noncumulative	7,550	6
Fannie Mae, Series O, 7.00%[2,6]	1,750	2
Freddie Mac, Series Z, 8.375%	8,200	4
		5,854

EUROS — 0.18%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[2]	1,750,000	817
MUFG Capital Finance 2 Ltd. 4.85% noncumulative[2]	500,000	416
HVB Funding Trust VIII 7.055%[2]	750,000	413
		1,646

BRITISH POUNDS — 0.02%
SMFG Preferred Capital GBP 1 Ltd. 6.164%[2]	100,000	92
Commerzbank Capital Funding Trust II, Class B, 5.905% noncumulative[2]	100,000	68
		160

Total preferred stocks (cost: $12,171,000)		7,660

Rights & warrants — 0.00%

U.S. DOLLARS — 0.00%
Atrium Corp., warrants, expire 2018[3,6,10]	5	0

Total rights & warrants (cost: $0)		0

	Principal amount
Short-term securities — 6.33%	(000)

Calyon North America Inc. 0.93% due 2/27/2009	US$11,700	11,683
United Parcel Service Inc. 0.50% due 2/20/2009[6]	9,500	9,497
Danske Corp. 0.55% due 1/6/2009[6]	8,300	8,299
Société Générale North America, Inc. 0.11% due 1/2/2009	8,000	8,000
Hewlett-Packard Co. 0.40% due 3/4/2009[6]	7,600	7,595
Enterprise Funding Co. LLC 0.30% due 1/13/2009[6]	5,000	5,000
Siemens Capital Co. LLC 0.65% due 1/7/2009[6]	4,400	4,399
Park Avenue Receivables Co., LLC 0.25% due 1/23/2009[6]	3,300	3,300

Total short-term securities (cost: $57,768,000)		57,773

Total investment securities (cost: $927,530,000)		899,057
Other assets less liabilities		14,261

Net assets		US$913,318

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $58,025,000, which represented 6.35% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $75,638,000, which represented 8.28% of the net assets of the fund.

[7]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,793,000, which represented .20% of the net assets of the fund.

[8]	Step bond; coupon rate will increase at a later date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Security did not produce income during the last 12 months.

High-Income Bond Fund
Investment portfolio

December 31, 2008

Bonds, notes & other debt instruments — 64.16%	Principal amount (000)	Value (000)

CONSUMER DISCRETIONARY — 14.46%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$1,167	$543
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[1]	2,875	2,372
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,908	3,752
Charter Communications Operating, LLC, Term Loan B, 5.47% 2014[2,3,4]	5,643	4,178
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[1]	2,800	2,156
Charter Communications Operating, LLC, Term Loan B, 8.50% 2014[2,3,4]	2,729	2,166
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[1]	3,050	2,455
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	5,515	993
MGM MIRAGE 6.00% 2009	900	864
MGM MIRAGE 6.75% 2012	1,050	740
MGM MIRAGE 6.75% 2013	3,130	2,113
MGM MIRAGE 13.00% 2013[1]	2,700	2,585
MGM MIRAGE 5.875% 2014	3,000	1,935
MGM MIRAGE 6.625% 2015	1,550	953
Univision Communications, Inc., Second Lien Term Loan B, 2.961% 2009[2,3,4]	1,245	878
Univision Communications Inc. 7.85% 2011	4,370	2,316
Univision Communications, Inc., First Lien Term Loan B, 2.711% 2014[2,3,4]	4,350	1,822
Univision Communications Inc. 9.75% 2015[1,5]	16,770	2,180
CSC Holdings, Inc., Series B, 8.125% 2009	5,650	5,636
Cablevision Systems Corp., Series B, 8.00% 2012	1,715	1,535
Sun Media Corp. 7.625% 2013	1,500	1,215
Quebecor Media Inc. 7.75% 2016	5,500	3,740
Quebecor Media Inc. 7.75% 2016	2,850	1,938
NTL Cable PLC 8.75% 2014	2,990	2,257
NTL Cable PLC 8.75% 2014	€500	502
NTL Cable PLC 9.75% 2014	£300	314
NTL Cable PLC 9.125% 2016	$2,625	1,956
Cinemark USA, Inc., Term Loan B, 2.95% 2013[2,3,4]	3,104	2,272
Cinemark, Inc. 0%/9.75% 2014[6]	3,175	2,584
Michaels Stores, Inc., Term Loan B, 2.75% 2013[2,3,4]	2,217	1,204
Michaels Stores, Inc. 10.00% 2014	7,575	3,485
Michaels Stores, Inc. 0%/13.00% 2016[6]	575	106
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,000	2,445
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,030	304
K. Hovnanian Enterprises, Inc. 6.375% 2014	1,075	296
K. Hovnanian Enterprises, Inc. 6.50% 2014	2,450	674
K. Hovnanian Enterprises, Inc. 6.25% 2015	920	244
K. Hovnanian Enterprises, Inc. 6.25% 2016	1,575	425
K. Hovnanian Enterprises, Inc. 7.50% 2016	865	221
CanWest Media Inc., Series B, 8.00% 2012	9,376	4,172
CanWest MediaWorks Inc. 9.25% 2015[1]	750	289
Boyd Gaming Corp. 7.75% 2012	1,300	1,177
Boyd Gaming Corp. 6.75% 2014	3,450	2,191
Boyd Gaming Corp. 7.125% 2016	1,725	1,026
TL Acquisitions, Inc., Term Loan B, 2.96% 2014[2,3,4]	2,417	1,588
Thomson Learning 0%/13.25% 2015[1,6]	2,120	625
Thomson Learning 10.50% 2015[1]	5,150	2,137
Toys “R” Us, Inc. 7.625% 2011	6,840	3,386
Toys “R” Us-Delaware, Inc., Term Loan B, 4.831% 2012[2,3,4]	1,244	603
Allison Transmission Holdings, Inc. 11.00% 2015[1]	1,500	743
Allison Transmission Holdings, Inc. 11.25% 2015[1,2,5]	8,050	3,220
Mohegan Tribal Gaming Authority 6.375% 2009	1,695	1,602
Mohegan Tribal Gaming Authority 8.00% 2012	250	154
Mohegan Tribal Gaming Authority 6.125% 2013	250	159
Mohegan Tribal Gaming Authority 7.125% 2014	3,825	1,951
Pinnacle Entertainment, Inc. 7.50% 2015	5,500	3,218
Kabel Deutschland GmbH 10.625% 2014	3,350	2,998
Standard Pacific Corp. 5.125% 2009	1,675	1,608
Standard Pacific Corp. 6.875% 2011	300	223
Standard Pacific Corp. 6.25% 2014	660	356
Standard Pacific Corp. 7.00% 2015	1,215	638
Viacom Inc. 5.75% 2011	3,000	2,726
Tenneco Automotive Inc., Series B, 10.25% 2013	772	482
Tenneco Automotive Inc. 8.625% 2014	3,535	1,361
Tenneco Inc. 8.125% 2015	1,750	814
Sealy Mattress Co. 8.25% 2014	3,950	2,350
Ford Capital BV 9.50% 2010	200	88
Ford Motor Co., Term Loan B, 5.00% 2013[2,3,4]	1,729	709
FCE Bank PLC 7.125% 2013	€1,000	718
Ford Motor Co. 6.50% 2018	$2,640	647
Ford Motor Co. 8.875% 2022	610	149
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	2,975	2,261
Dollar General Corp. 10.625% 2015	1,000	960
Dollar General Corp. 11.875% 2017[2,5]	1,450	1,247
iesy Repository GmbH 10.125% 2015	€500	589
iesy Repository GmbH 10.375% 2015[1]	$2,000	1,577
General Motors Corp. 7.20% 2011	985	209
General Motors Corp. 7.125% 2013	2,375	445
General Motors Corp. 7.25% 2013	€400	114
General Motors Corp. 8.80% 2021	$8,032	1,365
Meritage Corp. 7.00% 2014	1,400	805
Meritage Homes Corp. 6.25% 2015	1,125	602
Meritage Corp. 7.731% 2017[1,7]	1,500	598
Gray Television Inc., Series D, 12.00%/15.00% (undated)[6,7,8]	5,500	1,856
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,675	1,846
Education Management LLC and Education Management Finance Corp. 8.75% 2014	1,675	1,281
Education Management LLC and Education Management Finance Corp. 10.25% 2016	695	507
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,750	1,774
Hanesbrands Inc., Series B, 5.698% 2014[2]	2,470	1,754
Seneca Gaming Corp., Series B, 7.25% 2012	2,125	1,721
American Media Operations, Inc., Series B, 10.25% 2009	4,375	891
American Media Operations, Inc., Series B, 10.25% 2009[1]	159	32
American Media Operations, Inc. 8.875% 2011	3,480	718
American Media Operations, Inc. 8.875% 2011[1]	127	26
Gaylord Entertainment Co. 8.00% 2013	1,475	1,025
Gaylord Entertainment Co. 6.75% 2014	900	562
AMC Entertainment Inc. 8.00% 2014	500	310
AMC Entertainment Inc., Series B, 11.00% 2016	1,750	1,232
KB Home 5.875% 2015	685	414
KB Home 6.25% 2015	1,810	1,113
LBI Media, Inc. 8.50% 2017[1,7]	4,210	1,473
Edcon (Proprietary) Ltd. 6.579% 2014[2]	€2,500	1,411
Neiman Marcus Group, Inc. 9.00% 2015[5]	$3,095	1,377
Beazer Homes USA, Inc. 8.125% 2016	4,350	1,327
Vidéotron Ltée 6.875% 2014	1,120	997
Vidéotron Ltée 6.375% 2015	380	300
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	800	488
Dex Media, Inc., Series B, 8.00% 2013	2,575	489
Dex Media, Inc., Series B, 9.00% 2013	250	47
Dex Media, Inc., Series B, 9.00% 2013	250	48
R.H. Donnelley Corp., Series A-3, 8.875% 2016	1,250	194
Warner Music Group 7.375% 2014	2,000	1,180
J.C. Penney Co., Inc. 8.00% 2010	750	728
J.C. Penney Co., Inc. 9.00% 2012	495	440
Liberty Media Corp. 8.25% 2030	2,000	1,157
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,300	1,125
D.R. Horton, Inc. 8.00% 2009	875	873
D.R. Horton, Inc. 6.875% 2013	200	163
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	1,021	1,021
Local T.V. Finance LLC 9.25% 2015[1,5]	4,485	1,009
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	1,500	984
Royal Caribbean Cruises Ltd. 8.00% 2010	875	753
Royal Caribbean Cruises Ltd. 8.75% 2011	275	213
Regal Cinemas Corp., Series B, 9.375% 2012[7]	1,000	928
Bon-Ton Department Stores, Inc. 10.25% 2014	5,650	706
Fox Acquisition LLC 13.375% 2016[1]	1,610	692
Goodyear Tire & Rubber Co. 6.318% 2009[2]	675	618
TRW Automotive Inc. 7.00% 2014[1]	1,000	535
WDAC Intermediate Corp. 8.375% 2014[1]	1,350	392
WDAC Intermediate Corp. 8.50% 2014	€250	98
Burlington Coat Factory Warehouse Corp. 11.125% 2014	$1,450	442
Radio One, Inc. 6.375% 2013	1,225	420
Visteon Corp. 8.25% 2010	377	119
Visteon Corp. 12.25% 2016[1]	973	238
Cooper-Standard Automotive Inc. 7.00% 2012	250	76
Cooper-Standard Automotive Inc. 8.375% 2014	1,275	230
Dillard Department Stores, Inc. 9.125% 2011	350	242
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 5.33% 2012[2,3,4]	234	167
Idearc Inc. 8.00% 2016	1,500	120
Young Broadcasting Inc. 10.00% 2011	7,467	112
Delphi Automotive Systems Corp. 6.50% 2009[9]	3,500	70
Delphi Corp. 6.50% 2013[9]	555	8
Delphi Automotive Systems Corp. 6.55% 2006[9]	250	5
Delphi Automotive Systems Corp. 7.125% 2029[9]	750	15
KAC Acquisition Corp. 8.00% 2026[1,5,7]	91	91
Harrah’s Operating Co., Inc. 5.625% 2015	266	47
Harrah’s Operating Co., Inc. 10.00% 2018[1]	53	20
		164,484

TELECOMMUNICATION SERVICES — 8.63%
American Tower Corp. 7.125% 2012	6,740	6,673
American Tower Corp. 7.50% 2012	1,925	1,906
American Tower Corp. 7.00% 2017[1,7]	6,850	6,576
Nextel Communications, Inc., Series E, 6.875% 2013	1,205	512
Nextel Communications, Inc., Series F, 5.95% 2014	2,770	1,164
Nextel Communications, Inc., Series D, 7.375% 2015	5,280	2,219
Sprint Nextel Corp. 6.00% 2016	7,000	4,942
Sprint Capital Corp. 6.90% 2019	3,150	2,240
Sprint Capital Corp. 8.75% 2032	1,645	1,112
Centennial Communications Corp. 9.633% 2013[2]	2,950	2,876
Centennial Communications Corp. 10.00% 2013	3,750	3,900
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,695	1,720
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	3,450	3,519
Qwest Capital Funding, Inc. 7.90% 2010	2,160	1,976
Qwest Capital Funding, Inc. 7.25% 2011	6,275	5,302
Qwest Communications International Inc. 7.25% 2011	600	525
Qwest Communications International Inc., Series B, 7.50% 2014	2,500	1,800
U S WEST Capital Funding, Inc. 6.875% 2028	1,200	726
Windstream Corp. 8.125% 2013	2,075	1,919
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,775	1,483
Windstream Corp. 8.625% 2016	3,875	3,449
Windstream Corp. 7.00% 2019	2,650	2,054
MetroPCS Wireless, Inc. 9.25% 2014	9,175	8,258
Cricket Communications, Inc. 9.375% 2014	8,105	7,335
AT&T Inc. 6.70% 2013	1,500	1,591
AT&T Inc. 6.40% 2038	3,250	3,493
Rogers Wireless Inc. 7.25% 2012	600	587
Rogers Wireless Inc. 7.50% 2015	2,675	2,652
Cincinnati Bell Inc. 7.25% 2013	3,200	2,832
Telecom Italia Capital SA 7.721% 2038	3,000	2,470
ALLTEL Corp., Term Loan B3, 3.939% 2015[2,3,4]	1,621	1,608
ALLTEL Corp., Term Loan B2, 4.371% 2015[2,3,4]	673	665
Digicel Group Ltd. 8.875% 2015[1]	2,250	1,474
Citizens Communications Co. 7.875% 2027	2,375	1,389
Hawaiian Telcom Communications, Inc. 8.765% 2013[2,9]	1,725	99
Hawaiian Telcom Communications, Inc. 9.75% 2013[9]	3,135	251
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 2014[2,3,4]	2,240	876
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015[9]	425	4
Millicom International Cellular SA 10.00% 2013	1,320	1,195
Intelsat, Ltd. 6.50% 2013	2,000	1,130
NTELOS Inc., Term Loan B, 2.72% 2011[2,3,4]	963	815
Orascom Telecom 7.875% 2014[1]	1,500	803
		98,120

INDUSTRIALS — 8.43%
Nielsen Finance LLC, Term Loan B, 4.388% 2013[2,3,4]	2,483	1,688
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	10,375	8,352
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	15,715	5,775
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	965
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	938
Allied Waste North America, Inc., Series B, 6.125% 2014	1,250	1,132
Allied Waste North America, Inc., Series B, 7.375% 2014	2,600	2,460
Allied Waste North America, Inc. 7.25% 2015	100	93
Allied Waste North America, Inc. 6.875% 2017	3,700	3,446
Delta Air Lines, Inc., First Lien Term Loan A, 3.899% 2012[2,3,4]	1,980	1,327
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[3]	2,500	2,100
Northwest Airlines, Inc., Term Loan B, 4.96% 2013[2,3,4,7]	1,976	1,592
Delta Air Lines, Inc., Second Lien Term Loan B, 5.149% 2014[2,3,4]	2,955	1,475
Northwest Airlines, Inc., Term Loan A, 3.21% 2018[2,3,4]	3,391	2,509
Continental Airlines, Inc. 8.75% 2011	1,250	741
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	438	306
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	663	531
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	1,362	844
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	708	566
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[3]	2,486	1,392
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	1,581	1,186
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	942	735
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	841	496
American Airlines, Inc., Series 1999-1, Class B, 7.324% 2011[3]	1,855	1,707
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	2,000	1,420
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	1,440	1,161
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	3,152	1,292
AMR Corp. 10.00% 2021[7]	1,000	456
DynCorp International and DIV Capital Corp. 9.50% 2013[1]	3,780	3,331
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	2,486	2,166
US Investigations Services, Inc., Term Loan B, 4.275% 2015[2,3,4]	1,482	1,079
US Investigations Services, Inc. 10.50% 2015[1]	2,925	2,150
US Investigations Services, Inc. 11.75% 2016[1]	2,500	1,588
ARAMARK Corp., Term Loan B, 3.334% 2014[2,3,4]	644	537
ARAMARK Corp., Letter of Credit, 4.494% 2014[2,3,4]	41	34
ARAMARK Corp. 6.693% 2015[2]	600	456
ARAMARK Corp. 8.50% 2015	3,375	3,071
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 5.80% 2014[2,3,4]	863	453
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 7.17% 2014[2,3,4]	851	447
DAE Aviation Holdings, Inc. 11.25% 2015[1]	6,845	2,841
Ashtead Group PLC 8.625% 2015[1]	2,050	1,087
Ashtead Capital, Inc. 9.00% 2016[1]	4,400	2,288
Kansas City Southern Railway Co. 7.50% 2009	1,615	1,627
TFM, SA de CV 9.375% 2012	1,825	1,679
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	725	301
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[5]	8,110	2,798
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	250	69
DRS Technologies, Inc. 6.875% 2013	1,200	1,195
DRS Technologies, Inc. 6.625% 2016	1,500	1,508
DRS Technologies, Inc. 7.625% 2018	200	201
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	897	823
United Air Lines, Inc., Term Loan B, 2.50% 2014[2,3,4]	2,411	1,136
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3]	266	241
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	463	433
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,3]	452	245
Alion Science and Technology Corp. 10.25% 2015	5,190	2,368
RBS Global, Inc. and Rexnord LLC 9.50% 2014	2,575	1,931
RBS Global, Inc. and Rexnord LLC 8.875% 2016	500	295
NTK Holdings Inc. 0%/10.75% 2014[3,6]	5,250	1,155
THL Buildco, Inc. 8.50% 2014	3,935	925
TransDigm Inc. 7.75% 2014	1,900	1,568
B/E Aerospace 8.50% 2018	1,730	1,561
United Rentals (North America), Inc., Series B, 6.50% 2012	1,750	1,391
Atrium Companies, Inc., Term Loan B, 12.50% 2012[2,3,4,5]	1,333	833
Atrium Companies, Inc. 15.00% 2012[1,5]	1,345	182
RSC Holdings III, LLC, Second Lien Term Loan B, 7.71% 2013[2,3,4]	1,753	942
Navios Maritime Holdings Inc. 9.50% 2014	1,600	899
FTI Consulting, Inc. 7.625% 2013	1,000	871
H&E Equipment Services, Inc. 8.375% 2016	685	366
Quebecor World Inc. 8.75% 2016[1,9]	1,000	84
		95,840

UTILITIES — 6.31%
Edison Mission Energy 7.50% 2013	4,700	4,324
Edison Mission Energy 7.75% 2016	2,200	1,969
Midwest Generation, LLC, Series B, 8.56% 2016[3]	3,777	3,607
Edison Mission Energy 7.00% 2017	7,525	6,584
Edison Mission Energy 7.20% 2019	5,725	4,723
Edison Mission Energy 7.625% 2027	3,925	3,062
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 5.368% 2014[2,3,4]	2,128	1,481
Texas Competitive Electric Holdings Co. LLC, Series B, 10.50% 2015[1]	8,665	6,195
Texas Competitive Electric Holdings Co. LLC 10.50% 2015[1]	7,665	5,480
Texas Competitive Electric Holdings Co. LLC 11.25% 2016[1,5]	2,250	1,136
Intergen Power 9.00% 2017[1]	9,775	8,064
AES Corp. 9.50% 2009	357	356
AES Corp. 9.375% 2010	1,497	1,430
AES Corp. 8.75% 2013[1]	3,061	2,954
AES Gener SA 7.50% 2014	500	496
AES Corp. 7.75% 2015	500	423
AES Red Oak, LLC, Series A, 8.54% 2019[3]	410	363
AES Corp. 8.00% 2020[1]	1,000	780
NRG Energy, Inc. 7.25% 2014	2,125	1,992
NRG Energy, Inc. 7.375% 2016	4,775	4,453
ISA Capital do Brasil SA 7.875% 2012[1]	2,225	2,114
ISA Capital do Brasil SA 8.80% 2017[1]	700	618
E.ON International Finance BV 5.80% 2018[1]	2,540	2,379
Cilcorp Inc. 8.70% 2009	2,000	1,850
Sierra Pacific Resources 8.625% 2014	875	793
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	275	265
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	500	480
Pacific Gas and Electric Co. 8.25% 2018	1,000	1,204
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	1,000	1,172
FPL Energy National Wind Portfolio, LLC 6.125% 2019[1,3]	1,179	1,026
		71,773

FINANCIALS — 6.04%
Countrywide Home Loans, Inc., Series K, 5.625% 2009	1,775	1,767
Countrywide Financial Corp., Series A, 4.50% 2010	255	251
Countrywide Financial Corp., Series B, 2.946% 2012[2]	4,000	3,460
Countrywide Financial Corp., Series B, 5.80% 2012	7,592	7,405
Ford Motor Credit Co. 3.225% 2009[1,2]	2,630	2,512
Ford Motor Credit Co. 5.80% 2009	1,000	997
Ford Motor Credit Co. 7.375% 2009	475	417
Ford Motor Credit Co. 8.625% 2010	215	163
Ford Motor Credit Co. 9.75% 2010[2]	750	600
Ford Motor Credit Co. 7.375% 2011	975	742
Ford Motor Credit Co. 9.875% 2011	2,000	1,476
Ford Motor Credit Co. 7.569% 2012[2]	3,725	2,426
General Motors Acceptance Corp. 7.50% 2013[1,7]	477	324
General Motors Acceptance Corp. 7.25% 2011[1,7]	1,549	1,394
General Motors Acceptance Corp. 6.625% 2012[1,7]	316	253
General Motors Acceptance Corp. 6.875% 2012[1,7]	189	151
General Motors Acceptance Corp. 7.00% 2012[1,7]	2,038	1,651
General Motors Acceptance Corp. 4.403% 2014[2,7]	1,013	648
General Motors Acceptance Corp. 6.75% 2014[1,7]	153	112
General Motors Acceptance Corp. 8.00% 2018[1,7]	469	227
Citigroup Capital XXI 8.30% 2077[2]	5,625	4,348
TuranAlem Finance BV 7.875% 2010	1,500	923
TuranAlem Finance BV 7.75% 2013[1]	2,000	810
TuranAlem Finance BV 8.50% 2015	500	218
TuranAlem Finance BV 8.50% 2015[1]	260	113
TuranAlem Finance BV 8.25% 2037[1]	3,710	1,614
CIT Group Inc. 7.625% 2012	3,600	3,042
SLM Corp., Series A, 3.835% 2014[2]	1,200	811
SLM Corp., Series A, 8.45% 2018	2,500	1,979
HSBK (Europe) BV 7.75% 2013	1,690	1,208
HSBK (Europe) BV 7.75% 2013[1]	270	193
HSBK (Europe) BV 7.25% 2017[1]	2,400	1,308
Realogy Corp., Letter of Credit, 5.05% 2013[2,3,4]	253	160
Realogy Corp., Term Loan B, 5.706% 2013[2,3,4]	931	589
Realogy Corp. 10.50% 2014	9,375	1,664
Realogy Corp. 11.75% 2014[5]	1,165	140
Realogy Corp. 12.375% 2015	1,000	140
E*TRADE Financial Corp. 8.00% 2011	1,725	794
E*TRADE Financial Corp. 7.375% 2013	175	64
E*TRADE Financial Corp. 7.875% 2015	3,935	1,436
MetLife Capital Trust X 9.25% 2068[1,2]	3,000	2,097
HSBC Finance Corp. 5.00% 2015	2,265	2,013
Liberty Mutual Group Inc., Series A, 7.80% 2087[1]	545	245
Liberty Mutual Group Inc., Series C, 10.75% 2088[1,2]	2,955	1,627
Rouse Co. 3.625% 2009	615	258
Rouse Co. 7.20% 2012	1,495	516
Rouse Co. 5.375% 2013	1,250	400
Rouse Co. 6.75% 2013[1]	1,575	575
JPMorgan Chase Bank NA 6.00% 2017	1,500	1,516
Northern Rock PLC 5.60% (undated)[1,2]	600	231
Northern Rock PLC 6.594% (undated)[1,2]	3,050	1,174
Host Marriott, LP, Series M, 7.00% 2012	1,470	1,253
Host Marriott, LP, Series K, 7.125% 2013	125	101
Catlin Insurance Ltd. 7.249% (undated)[1,2]	2,500	995
iStar Financial, Inc. 6.00% 2010	1,055	443
iStar Financial, Inc., Series B, 5.125% 2011	545	191
iStar Financial, Inc. 6.50% 2013	1,070	321
iStar Financial, Inc., Series B, 5.70% 2014	80	25
Kazkommerts International BV 8.50% 2013	500	293
Kazkommerts International BV 8.00% 2015	600	285
Kazkommerts International BV, Series 4, 7.50% 2016	1,000	380
International Lease Finance Corp., Series R, 5.65% 2014	1,300	850
Capmark Financial Group Inc. 5.875% 2012	2,300	785
Lazard Group LLC 7.125% 2015	1,165	741
UnumProvident Finance Co. PLC 6.85% 2015[1]	800	655
HBOS PLC 6.75% 2018[1]	700	617
Morgan Stanley 10.09% 2017	BRL2,000	504
Schwab Capital Trust I 7.50% 2037[2]	$1,000	501
Chevy Chase Bank, FSB 6.875% 2013	500	403
Agile Property Holdings Ltd. 9.00% 2013	410	226
Downey Financial Corp. 6.50% 2014	1,130	5
		68,756

HEALTH CARE — 4.71%
HCA Inc., Term Loan B, 3.709% 2013[2,3,4]	6,529	5,154
HCA Inc. 9.125% 2014	2,495	2,320
HCA Inc. 9.25% 2016	265	244
HCA Inc. 10.375% 2016[5]	2,890	2,261
HealthSouth Corp. 8.323% 2014[2]	1,640	1,320
HealthSouth Corp. 10.75% 2016	8,005	7,385
Tenet Healthcare Corp. 6.375% 2011	1,770	1,376
Tenet Healthcare Corp. 7.375% 2013	2,750	1,973
Tenet Healthcare Corp. 9.875% 2014	5,100	4,131
Tenet Healthcare Corp. 9.25% 2015	1,355	1,098
Bausch & Lomb Inc. 9.875% 2015[1]	9,780	7,384
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	1,500	893
Elan Finance PLC and Elan Finance Corp. 6.328% 2013[2]	4,520	2,147
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	2,700	1,418
VWR Funding, Inc. 10.25% 2015[2,5]	6,210	3,943
Surgical Care Affiliates, Inc. 8.875% 2015[1,5]	1,950	1,199
Surgical Care Affiliates, Inc. 10.00% 2017[1]	1,825	958
PTS Acquisition Corp. 9.50% 2015[5]	5,345	2,058
Mylan Inc., Term Loan B, 4.75% 2014[2,3,4]	2,323	1,981
Warner Chilcott Corp. 8.75% 2015	1,463	1,309
Team Finance LLC and Health Finance Corp. 11.25% 2013	1,485	1,173
Symbion Inc. 11.75% 2015[5]	1,416	751
Viant Holdings Inc. 10.125% 2017[1]	1,842	617
Boston Scientific Corp. 7.00% 2035	400	298
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	215	201
		53,592

INFORMATION TECHNOLOGY — 4.65%
NXP BV and NXP Funding LLC 7.503% 2013[2]	3,075	1,034
NXP BV and NXP Funding LLC 8.068% 2013[2]	€1,050	366
NXP BV and NXP Funding LLC 7.875% 2014	$8,905	3,517
NXP BV and NXP Funding LLC 8.625% 2015	€3,250	838
NXP BV and NXP Funding LLC 9.50% 2015	$12,145	2,338
Freescale Semiconductor, Inc., Term Loan B, 3.931% 2013[2,3,4]	1,305	779
Freescale Semiconductor, Inc. 8.875% 2014	3,325	1,480
Freescale Semiconductor, Inc. 9.875% 2014[2,5]	15,275	3,590
Freescale Semiconductor, Inc. 10.125% 2016	3,425	1,421
SunGard Data Systems Inc. 9.125% 2013	6,984	6,076
First Data Corp., Term Loan B2, 3.211% 2014[2,3,4]	7,900	5,111
First Data Corp. 9.875% 2015[1]	500	305
Hughes Communications, Inc. 9.50% 2014	6,150	5,028
Sanmina-SCI Corp. 6.75% 2013	3,950	1,718
Sanmina-SCI Corp. 4.746% 2014[1,2]	1,000	545
Sanmina-SCI Corp. 8.125% 2016	5,400	2,133
Ceridian Corp. 11.25% 2015[1]	6,400	3,416
Serena Software, Inc. 10.375% 2016	5,975	3,062
Celestica Inc. 7.875% 2011	2,275	2,081
Celestica Inc. 7.625% 2013	275	227
Jabil Circuit, Inc. 5.875% 2010	875	805
Jabil Circuit, Inc. 8.25% 2018	2,270	1,453
Sensata Technologies BV 8.00% 2014[2]	4,870	2,216
Xerox Corp. 7.125% 2010	1,250	1,174
Xerox Corp. 7.625% 2013	1,000	835
Electronic Data Systems Corp., Series B, 6.00% 2013[2]	1,000	1,037
Nortel Networks Ltd. 9.003% 2011[2]	1,250	319
		52,904

MATERIALS — 3.34%
Nalco Co. 7.75% 2011	4,340	4,188
Nalco Co. 8.875% 2013	500	425
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[6]	1,900	1,377
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	3,820	3,251
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,240	1,839
Building Materials Corp. of America 7.75% 2014	5,000	3,175
Plastipak Holdings, Inc. 8.50% 2015[1]	4,585	3,095
Georgia Gulf Corp. 9.50% 2014	7,885	2,405
Rockwood Specialties Group, Inc. 7.50% 2014	1,500	1,162
Rockwood Specialties Group, Inc. 7.625% 2014	€700	683
Owens-Illinois, Inc. 7.50% 2010	$1,275	1,269
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	410
Associated Materials Inc. 9.75% 2012	$1,200	951
AMH Holdings, Inc. 0%/11.25% 2014[6]	1,000	560
Graphic Packaging International, Inc. 8.50% 2011	1,625	1,365
Algoma Steel Inc., Term Loan B, 4.42% 2013[2,3,4,7]	705	388
Algoma Steel Inc. 9.875% 2015[1,7]	2,500	875
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	525	92
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	3,650	657
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	2,370	462
International Paper Co. 7.95% 2018	1,475	1,168
Vale Overseas Ltd. 6.25% 2017	1,000	945
FMG Finance Pty Ltd. 10.625% 2016[1]	1,500	878
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	1,507	851
Allegheny Technologies, Inc. 8.375% 2011	750	799
Metals USA Holdings Corp. 10.883% 2012[2,5]	1,550	442
Metals USA, Inc. 11.125% 2015	500	298
Domtar Corp. 7.125% 2015	845	553
JSG Funding PLC 7.75% 2015	1,000	550
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	1,125	536
MacDermid 9.50% 2017[1]	1,000	525
Abitibi-Consolidated Inc. 8.55% 2010	680	71
Abitibi-Consolidated Co. of Canada 15.50% 2010[1]	291	86
Abitibi-Consolidated Co. of Canada 5.496% 2011[2]	475	40
Abitibi-Consolidated Inc. 7.75% 2011	660	63
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	39
Abitibi-Consolidated Co. of Canada 8.375% 2015	1,715	146
AEP Industries Inc. 7.875% 2013	765	436
Momentive Performance Materials Inc. 9.75% 2014	1,000	430
Georgia-Pacific Corp., First Lien Term Loan B, 3.689% 2012[2,3,4]	521	396
Witco Corp. 6.875% 2026	505	144
		38,025

ENERGY — 2.95%
Williams Companies, Inc. 5.883% 2010[1,2]	1,500	1,323
Williams Companies, Inc. 6.375% 2010[1]	1,000	933
Williams Companies, Inc. 8.125% 2012	1,900	1,760
Williams Companies, Inc. 7.875% 2021	250	192
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	892
Williams Companies, Inc. 8.75% 2032	3,300	2,464
Enterprise Products Operating LLC 9.75% 2014	775	790
Enterprise Products Operating LP 8.375% 2066[2]	2,610	1,437
Enterprise Products Operating LP 7.034% 2068[2]	8,780	4,132
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	3,825	3,291
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	2,525	1,998
Petroplus Finance Ltd. 6.75% 2014[1]	2,900	1,856
Petroplus Finance Ltd. 7.00% 2017[1]	3,000	1,845
Drummond Co., Inc. 7.375% 2016[1]	5,070	2,484
Gaz Capital SA 7.288% 2037[1]	4,000	2,380
TEPPCO Partners LP 7.00% 2067[2]	3,805	2,042
Enbridge Inc. 5.60% 2017	1,875	1,594
Premcor Refining Group Inc. 6.75% 2011	1,150	1,170
Forest Oil Corp. 7.25% 2019	1,000	735
Newfield Exploration Co. 7.625% 2011	250	236
		33,554

CONSUMER STAPLES — 2.62%
Constellation Brands, Inc. 8.375% 2014	1,250	1,194
Constellation Brands, Inc. 7.25% 2017	4,770	4,531
Stater Bros. Holdings Inc. 8.125% 2012	5,175	4,709
Stater Bros. Holdings Inc. 7.75% 2015	900	760
Dole Food Co., Inc. 7.25% 2010	1,275	896
Dole Food Co., Inc. 8.875% 2011	4,358	2,746
SUPERVALU INC., Term Loan B, 2.689% 2012[2,3,4]	896	720
SUPERVALU INC. 7.50% 2012	340	301
Albertson’s, Inc. 7.25% 2013	460	391
Albertson’s, Inc. 8.00% 2031	3,575	2,163
Vitamin Shoppe Industries Inc. 9.649% 2012[2]	3,030	2,151
Smithfield Foods, Inc. 7.75% 2017	3,525	2,027
Altria Group, Inc. 9.70% 2018	1,500	1,624
Cott Beverages Inc. 8.00% 2011	2,550	1,568
H.J. Heinz Co. 15.59% 2011[1,2]	1,200	1,343
Duane Reade Inc. 6.496% 2010[2]	750	551
Duane Reade Inc. 9.75% 2011	1,015	543
Yankee Candle Co., Inc., Series B, 8.50% 2015	1,725	813
JBS SA 10.50% 2016	1,100	775
		29,806

MORTGAGE-BACKED OBLIGATIONS[3] — 1.31%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,7]	1,750	963
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,7]	6,050	3,162
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[1,7]	5,970	3,940
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[1,7]	235	160
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[1,7]	2,235	1,497
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[1,7]	1,235	815
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[1,7]	1,235	803
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,7]	4,600	2,632
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[1,7]	700	381
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.821% 2037[2,7]	1,314	552
		14,905

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.46%
Panama (Republic of) Global 7.125% 2026	310	294
Panama (Republic of) Global 9.375% 2029	130	144
Panama (Republic of) Global 6.70% 2036[3]	1,522	1,377
Brazilian Treasury Bill 6.00% 2045[7,10]	BRL4	1,287
Colombia (Republic of) Global 10.75% 2013	$500	585
Colombia (Republic of) Global 12.00% 2015	COP780,000	383
Egypt (Arab Republic of) Treasury Bill 0% 2009	EGP2,625	463
Egypt (Arab Republic of) 11.50% 2011	125	23
Argentina (Republic of) 5.83% 2033[3,5,7,10]	ARS4,416,992	402
Argentina (Republic of) GDP-Linked 2035	5,935	71
Turkey (Republic of) 12.375% 2009	$250	257
		5,286

BONDS & NOTES OF U.S. GOVERNMENT — 0.25%
U.S. Treasury 6.00% 2026	2,000	2,793

Total bonds, notes & other debt instruments (cost: $1,133,086,000)		729,838

	Shares or
Convertible securities — 0.72%	principal amount

CONSUMER DISCRETIONARY — 0.44%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€2,593,000	3,586
Beazer Homes USA, Inc. 4.625% convertible notes 2024	$3,360,000	1,462
		5,048

		Value
Convertible securities	Shares	(000)

FINANCIALS — 0.08%
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares[7,8]	30,000	$882

MISCELLANEOUS — 0.20%
Other convertible securities in initial period of acquisition		2,259

Total convertible securities (cost: $9,861,000)		8,189

Preferred stocks — 1.01%

FINANCIALS — 1.01%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	160,000	3,145
Bank of America Corp., Series M, 8.125% noncumulative[2]	1,500,000	1,124
Bank of America Corp., Series K, 8.00% noncumulative[2]	1,000,000	720
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[1,2]	2,500,000	1,666
SMFG Preferred Capital USD 3 Ltd. 9.50%[1,2]	665,000	613
SMFG Preferred Capital USD 1 Ltd. 6.078%[1,2]	500,000	340
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	4,200,000	877
ILFC E-Capital Trust II 6.25%[1,2]	2,000,000	836
JPMorgan Chase & Co., Series I, 7.90%[2]	1,000,000	834
Citigroup Inc., Series E, 8.40%[2]	1,000,000	661
PNC Preferred Funding Trust I 6.517%[1,2]	1,000,000	433
General Motors Corp. 9.00%[1,2,7,11]	1,157	174
Fannie Mae, Series O, 7.00%[1,2]	86,522	89
Freddie Mac, Series Z, 8.375%	60,000	27
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[1]	246,000	2

Total preferred stocks (cost: $26,364,000)		11,541

Common stocks — 1.16%

INDUSTRIALS — 0.96%
DigitalGlobe Inc.[7,8,11]	3,677,578	9,194
Delta Air Lines, Inc.[11]	150,806	1,728
		10,922

CONSUMER DISCRETIONARY — 0.11%
Ford Motor Co.[11]	342,877	785
Time Warner Cable Inc., Class A11	17,294	371
Adelphia Recovery Trust, Series Arahova[11]	388,601	52
Adelphia Recovery Trust, Series ACC-6B7,11	1,000,000	10
Adelphia Recovery Trust, Series ACC-1[11]	449,306	5
Radio One, Inc., Class D, nonvoting[11]	34,000	8
Radio One, Inc., Class A11	17,000	8
ACME Communications, Inc.[11]	13,100	5
Mobile Travel Guide, Inc.[7,8,11]	7,285	1
		1,245

TELECOMMUNICATION SERVICES — 0.05%
Sprint Nextel Corp., Series 1[11]	127,382	233
Embarq Corp.	6,369	229
American Tower Corp., Class A11	3,522	103
XO Holdings, Inc.[11]	651	—
		565

INFORMATION TECHNOLOGY — 0.04%
ZiLOG, Inc.[11]	153,000	444
HSW International, Inc.[7,8,11]	22,356	6
		450

HEALTH CARE — 0.00%
Clarent Hospital Corp.[7,11]	80,522	1

Total common stocks (cost: $15,405,000)		13,183

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[11]	1,305	—
XO Holdings, Inc., Series B, warrants, expire 2010[11]	978	—
XO Holdings, Inc., Series C, warrants, expire 2010[11]	978	—
GT Group Telecom Inc., warrants, expire 2010[1,7,11]	4,000	—
		—

INDUSTRIALS — 0.00%
Atrium Corp., warrants, expire 2018[1,7,11]	691	—

Total rights & warrants (cost: $208,000)		—

	Principal amount
Short-term securities — 30.41%	(000)

Federal Home Loan Bank 0.10%–2.40% due 1/14–4/24/2009	$62,100	62,071
Fannie Mae 0.12%–0.50% due 2/3–5/20/2009	60,400	60,332
International Bank for Reconstruction and Development 0.22%–1.65% due 1/6–3/16/2009	45,500	45,480
Illinois Tool Works Inc. 1.85% due 1/7/2009	15,500	15,496
Illinois Tool Works Inc. 0.94% due 3/16/2009[1]	13,000	12,993
Hewlett-Packard Co. 0.29%–1.10% due 1/6–1/30/2009[1]	26,600	26,594
AT&T Inc. 0.20%–0.85% due 1/30–2/11/2009[1]	25,800	25,790
Procter & Gamble International Funding S.C.A. 0.45% due 4/2/2009[1]	19,600	19,587
John Deere Capital Corp. 2.45% due 1/7/2009[1]	17,400	17,395
Merck & Co. Inc. 0.80% due 1/26/2009	15,600	15,591
Jupiter Securitization Co., LLC 0.45% due 1/26/2009[1]	12,347	12,343
Honeywell International Inc. 0.60% due 3/18/2009[1]	9,900	9,892
Walgreen & Co. 0.25% due 1/27/2009[1]	6,500	6,499
Medtronic Inc. 1.15% due 1/9/2009[1]	6,100	6,097
Walt Disney Co. 1.70% due 1/26/2009	4,800	4,795
Emerson Electric Co. 0.40% due 3/30/2009[1]	4,300	4,297
Freddie Mac 0.77% due 5/5/2009	700	699

Total short-term securities (cost: $345,910,000)		345,951

Total investment securities (cost: $1,530,834,000)		1,108,702
Other assets less liabilities		28,900

Net assets		$1,137,602

Key to abbreviations and symbols

ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
€ = Euros
£ = British pounds

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $294,316,000, which represented 25.87% of the net assets of the fund.

[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $50,362,000, which represented 4.43% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $46,455,000, which represented 4.08% of the net assets of the fund.
[8]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

DigitalGlobe Inc.	4/14/1999–7/31/2003	$3,000	$9,194	.81%
Gray Television Inc., Series D, 12.00%/15.00% (undated)	6/26/2008–7/15/2008	5,225	1,856	.16
Citigroup Inc., Series J, 7.00% noncumulative
convertible preferred depositary shares	1/15/2008	1,500	882	.08
HSW International, Inc.	12/17/2007	69	6	—
Mobile Travel Guide, Inc.	12/17/2007	2	1	—

Total restricted securities		$9,796	$11,939	1.05%

[9]	Scheduled interest and/or principal payment was not received.
[10]	Index-linked bond whose principal amount moves with a government retail price index.
[11]	Security did not produce income during the last 12 months.

U.S. Government/AAA-Rated Securities Fund
Investment portfolio

December 31, 2008

Bonds, notes & other debt instruments — 95.42%	Principal amount (000)	Value (000)

MORTGAGE-BACKED OBLIGATIONS — 59.68%
Federal agency mortgage-backed obligations[1] — 56.00%
Freddie Mac 7.00% 2015	$36	$38
Freddie Mac 8.50% 2018	—	—
Freddie Mac 11.00% 2018	26	29
Freddie Mac 4.50% 2019	5,540	5,692
Freddie Mac 4.50% 2023	10,125	10,374
Freddie Mac 5.00% 2023	6,195	6,376
Freddie Mac 5.00% 2023	3,986	4,102
Freddie Mac 5.00% 2023	716	737
Freddie Mac 5.00% 2023	617	635
Freddie Mac 5.00% 2023	317	326
Freddie Mac 5.50% 2023	29,838	30,809
Freddie Mac 5.50% 2023	4,663	4,815
Freddie Mac 6.00% 2023	6,329	6,589
Freddie Mac 6.00% 2026	5,941	6,142
Freddie Mac 6.00% 2027	11,690	12,086
Freddie Mac 9.00% 2030	164	179
Freddie Mac 4.635% 2035[2]	2,918	2,947
Freddie Mac 5.875% 2036[2]	14,341	14,722
Freddie Mac 6.00% 2036	4,528	4,670
Freddie Mac 6.00% 2036	2,525	2,604
Freddie Mac 4.763% 2037[2]	1,171	1,183
Freddie Mac 5.461% 2037[2]	2,592	2,646
Freddie Mac 5.50% 2037	8,618	8,831
Freddie Mac 5.50% 2037	4,535	4,647
Freddie Mac 5.50% 2037	2,916	2,988
Freddie Mac 5.50% 2037	2,785	2,854
Freddie Mac 5.50% 2037	673	690
Freddie Mac 5.668% 2037[2]	1,693	1,724
Freddie Mac 5.979% 2037[2]	1,079	1,105
Freddie Mac 6.00% 2037	4,251	4,386
Freddie Mac 6.00% 2037	3,002	3,097
Freddie Mac 6.00% 2037	2,806	2,894
Freddie Mac 6.00% 2037	2,722	2,808
Freddie Mac 6.00% 2037	2,489	2,568
Freddie Mac 6.00% 2037	1,732	1,787
Freddie Mac 6.057% 2037[2]	899	923
Freddie Mac 6.258% 2037[2]	1,844	1,890
Freddie Mac 6.366% 2037[2]	1,325	1,362
Freddie Mac 6.50% 2037	7,852	8,171
Freddie Mac 6.50% 2037	3,510	3,653
Freddie Mac 4.651% 2038[2]	1,926	1,937
Freddie Mac 4.816% 2038[2]	4,977	5,015
Freddie Mac 4.966% 2038[2]	504	510
Freddie Mac 5.00% 2038	14,085	14,376
Freddie Mac 5.00% 2038	4,947	5,049
Freddie Mac 5.00% 2038	2,988	3,050
Freddie Mac 5.50% 2038	22,385	22,938
Freddie Mac 5.50% 2038	11,857	12,150
Freddie Mac 5.50% 2038	6,927	7,098
Freddie Mac 5.50% 2038	4,989	5,115
Freddie Mac 5.50% 2038	4,942	5,064
Freddie Mac 5.50% 2038	4,935	5,057
Freddie Mac 5.50% 2038	3,451	3,536
Freddie Mac 5.50% 2038	2,990	3,064
Freddie Mac 5.50% 2038	2,970	3,043
Freddie Mac 5.545% 2038[2]	1,862	1,902
Freddie Mac 6.00% 2038	20,577	21,224
Freddie Mac 6.00% 2038	12,468	12,874
Freddie Mac 6.00% 2038	2,878	2,968
Freddie Mac 6.50% 2038	16,664	17,340
Freddie Mac 6.50% 2038	8,451	8,794
Freddie Mac 6.50% 2038	8,315	8,653
Freddie Mac 6.50% 2038	8,028	8,354
Freddie Mac 6.50% 2039	6,875	7,148
Freddie Mac, Series 2356, Class GD, 6.00% 2016	1,524	1,574
Freddie Mac, Series 1567, Class A, 1.65% 2023[2]	330	318
Freddie Mac, Series 3061, Class PN, 5.50% 2035	548	565
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,686	1,370
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	1,623	1,358
Freddie Mac, Series 3257, Class PA, 5.50% 2036	1,728	1,781
Freddie Mac, Series 3233, Class PA, 6.00% 2036	1,632	1,690
Freddie Mac, Series 3312, Class PA, 5.50% 2037	7,237	7,397
Fannie Mae 12.00% 2015	45	50
Fannie Mae 5.50% 2017	1,934	1,997
Fannie Mae 9.00% 2018	17	19
Fannie Mae 10.00% 2018	75	84
Fannie Mae 4.50% 2020	6,928	7,116
Fannie Mae 4.50% 2020	2,625	2,696
Fannie Mae 6.00% 2021	3,517	3,661
Fannie Mae 6.00% 2021	284	295
Fannie Mae 6.00% 2021	97	101
Fannie Mae 5.50% 2024	10,000	10,302
Fannie Mae 6.00% 2027	6,310	6,523
Fannie Mae 6.50% 2027	2,406	2,504
Fannie Mae 8.50% 2027	71	77
Fannie Mae 8.50% 2027	53	57
Fannie Mae 5.00% 2028	4,873	4,984
Fannie Mae 6.50% 2028	4,947	5,148
Fannie Mae 7.50% 2029	21	22
Fannie Mae 7.50% 2031	157	165
Fannie Mae 7.50% 2031	56	58
Fannie Mae 7.50% 2031	20	21
Fannie Mae 7.50% 2031	9	10
Fannie Mae 5.50% 2033	14,349	14,765
Fannie Mae 5.50% 2033	3,355	3,452
Fannie Mae 5.50% 2034	1,852	1,903
Fannie Mae 6.50% 2034	8,250	8,598
Fannie Mae 4.459% 2035[2]	1,653	1,667
Fannie Mae 4.50% 2035	10,270	10,428
Fannie Mae 5.00% 2035	2,808	2,873
Fannie Mae 5.50% 2035	11,060	11,368
Fannie Mae 5.50% 2035	1,606	1,651
Fannie Mae 6.50% 2035	1,001	1,045
Fannie Mae 5.00% 2036	2,796	2,860
Fannie Mae 5.50% 2036	3,325	3,415
Fannie Mae 5.514% 2036[2]	2,463	2,521
Fannie Mae 6.00% 2036	1,800	1,857
Fannie Mae 6.50% 2036	3,442	3,520
Fannie Mae 5.00% 2037	4,937	5,049
Fannie Mae 5.365% 2037[2]	3,875	3,955
Fannie Mae 5.50% 2037	2,512	2,517
Fannie Mae 5.50% 2037	1,722	1,726
Fannie Mae 5.632% 2037[2]	1,146	1,171
Fannie Mae 5.844% 2037[2]	1,713	1,759
Fannie Mae 6.00% 2037	3,625	3,739
Fannie Mae 6.00% 2037[3]	1,348	1,353
Fannie Mae 6.008% 2037[2]	1,143	1,176
Fannie Mae 6.334% 2037[2]	4,638	4,782
Fannie Mae 6.50% 2037	6,268	6,518
Fannie Mae 6.50% 2037	4,912	5,022
Fannie Mae 6.50% 2037	4,505	4,606
Fannie Mae 6.50% 2037	2,750	2,862
Fannie Mae 6.50% 2037	2,598	2,705
Fannie Mae 6.50% 2037	1,638	1,675
Fannie Mae 7.00% 2037	6,936	7,136
Fannie Mae 7.00% 2037	4,112	4,231
Fannie Mae 7.00% 2037	1,678	1,727
Fannie Mae 7.00% 2037	1,576	1,653
Fannie Mae 7.00% 2037	1,415	1,456
Fannie Mae 7.00% 2037[3]	1,414	1,435
Fannie Mae 7.00% 2037	1,226	1,286
Fannie Mae 4.442% 2038[2]	1,657	1,663
Fannie Mae 4.539% 2038[2]	632	637
Fannie Mae 5.00% 2038	4,972	5,085
Fannie Mae 5.214% 2038[2]	2,915	2,968
Fannie Mae 5.442% 2038[2]	4,896	5,004
Fannie Mae 5.50% 2038	4,996	5,131
Fannie Mae 6.00% 2038	10,625	10,970
Fannie Mae 6.00% 2038	2,917	2,951
Fannie Mae 6.50% 2038	9,896	10,297
Fannie Mae 6.50% 2038	8,186	8,518
Fannie Mae 6.50% 2038	5,472	5,694
Fannie Mae 6.50% 2038	3,996	4,159
Fannie Mae 6.50% 2039	31,375	32,606
Fannie Mae 6.499% 2047[2]	4,819	4,969
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	7,118
Fannie Mae, Series 2001-4, Class GB, 10.208% 2018[2]	305	341
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	1,468	1,488
Fannie Mae, Series 2001-4, Class GA, 10.156% 2025[2]	110	124
Fannie Mae, Series 2001-4, Class NA, 11.873% 2025[2]	267	295
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	492	519
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	386	407
Fannie Mae, Series 2001-20, Class C, 12.049% 2031[2]	170	192
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	1,434	1,430
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,606	1,370
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	1,168	1,036
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	4,154	4,251
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	1,785	1,853
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	1,758	1,817
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039[2]	397	417
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	389	409
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	375	391
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	66	70
Government National Mortgage Assn. 9.50% 2009[3]	23	23
Government National Mortgage Assn. 9.50% 2020	55	62
Government National Mortgage Assn. 8.50% 2021	80	88
Government National Mortgage Assn. 8.50% 2023	142	156
Government National Mortgage Assn. 6.00% 2037	4,036	4,173
Government National Mortgage Assn. 5.00% 2038	33,950	34,787
Government National Mortgage Assn. 5.50% 2038	20,970	21,613
Government National Mortgage Assn. 5.50% 2038	9,982	10,289
Government National Mortgage Assn. 5.50% 2038	8,991	9,284
Government National Mortgage Assn. 5.50% 2038	7,991	8,252
Government National Mortgage Assn. 5.50% 2038	5,241	5,401
Government National Mortgage Assn. 5.50% 2038	4,126	4,260
Government National Mortgage Assn. 5.50% 2038	851	877
Government National Mortgage Assn. 6.00% 2038	39,672	40,905
Government National Mortgage Assn. 6.00% 2038	24,454	25,281
Government National Mortgage Assn. 6.00% 2038	24,192	25,011
Government National Mortgage Assn. 6.00% 2038	7,621	7,886
Government National Mortgage Assn. 6.00% 2038	6,855	7,027
Government National Mortgage Assn. 6.00% 2038	4,990	5,164
Government National Mortgage Assn. 6.50% 2038	21,607	22,538
Government National Mortgage Assn. 6.50% 2038	11,000	11,477
Government National Mortgage Assn. 6.50% 2038	10,353	10,799
Government National Mortgage Assn. 6.50% 2038	9,480	9,889
Government National Mortgage Assn. 6.50% 2038	2,845	2,968
Government National Mortgage Assn. 6.50% 2039	16,500	17,168
Government National Mortgage Assn. 6.172% 2058[3]	317	324
Government National Mortgage Assn. 6.22% 2058[3]	3,598	3,680
Government National Mortgage Assn., Series 2003, 6.116% 2058[3]	1,644	1,681
		978,986

Commercial mortgage-backed securities[1] — 2.20%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	663	614
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	1,000	969
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	509	467
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1, Class A-2, 4.262% 2040	620	608
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	922	843
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[2]	1,000	789
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[2]	1,500	1,138
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-5, 5.224% 2037[2]	5,000	4,007
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[2]	1,000	906
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class M-AD, 5.262% 2041[2,4]	2,650	2,286
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	1,117	1,049
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[2]	500	399
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	1,000	827
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	4,500	3,696
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	1,000	941
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038[2]	1,000	858
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.552% 2039[2]	500	397
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[2]	1,000	780
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-M, 5.23% 2040[2]	565	330
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,382	2,340
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,131
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	2,000	1,700
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	1,200	1,157
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A-M, 4.754% 2043	500	387
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[4]	1,650	1,468
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	1,443	1,413
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	185	181
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	479	481
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	388	382
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 2043[2]	500	402
GE Commercial Mortgage Corp., Series 2006-C1, Class A-AB, 5.338% 2044[2]	600	502
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	1,100	838
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	1,000	807
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[2]	1,000	734
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	600	480
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM, 5.265% 2044[2]	500	297
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	276	272
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	191	190
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	154	153
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	141	139
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	86	84
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	54	54
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	48	48
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	3	3
		38,547

Collateralized mortgage-backed obligations (privately originated)[1] — 1.48%
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	3,035	2,757
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.461% 2027[2,4]	411	410
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.641% 2027[2,4]	647	647
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.805% 2028[2,4]	335	354
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2]	1,879	877
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.884% 2037[2]	1,846	949
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 2-A3, 5.979% 2037[2]	4,281	2,143
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	1,294	1,007
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	669	494
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.93% 2047[2]	2,517	1,200
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	100	90
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[4]	2,533	1,931
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	1,267	1,264
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	558	322
Chase Mortgage Finance Trust, Series 2003-S10, Class A-1, 4.75% 2018	1,742	1,582
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class I-A1, 4.75% 2018	1,267	1,151
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	393	358
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	1,602	1,458
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	1,536	1,195
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	2,000	1,160
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019	1,166	1,057
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	1,204	928
Citicorp Mortgage Securities, Inc., Series 2003-10, Class A-1, 4.50% 2018	863	782
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 1.329% 2040[2,4]	1,013	755
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.339% 2037[2]	1,022	585
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	638	368
		25,824

Total mortgage-backed obligations		1,043,357

U.S. TREASURY BONDS & NOTES — 26.59%
U.S. Treasury 2.00% 2010	2,000	2,051
U.S. Treasury 1.125% 2011	29,250	29,380
U.S. Treasury 3.00% 2012[3,5]	3,615	3,542
U.S. Treasury 0.625% 2013[3,5]	11,018	10,587
U.S. Treasury 1.875% 2013[3,5]	3,539	3,333
U.S. Treasury 3.125% 2013	54,175	58,429
U.S. Treasury 3.375% 2013	12,000	13,110
U.S. Treasury 3.625% 2013	10,000	10,993
U.S. Treasury 2.00% 2014[3,5]	5,747	5,425
U.S. Treasury 4.25% 2014	6,500	7,474
U.S. Treasury 4.25% 2015	10,000	11,617
U.S. Treasury 9.875% 2015	3,000	4,471
U.S. Treasury 11.25% 2015	13,000	19,751
U.S. Treasury 5.125% 2016	19,975	24,193
U.S. Treasury 7.25% 2016	13,000	17,412
U.S. Treasury 7.50% 2016	12,750	17,410
U.S. Treasury 4.625% 2017	39,250	46,433
U.S. Treasury 8.875% 2017	28,190	41,975
U.S. Treasury 3.75% 2018	5,750	6,510
U.S. Treasury 4.00% 2018	2,000	2,310
U.S. Treasury 8.125% 2019	12,195	18,030
U.S. Treasury 8.50% 2020	11,350	17,298
U.S. Treasury 7.875% 2021	13,250	19,700
U.S. Treasury 8.125% 2021	12,000	18,216
U.S. Treasury 7.125% 2023	11,500	16,697
U.S. Treasury 6.25% 2030	5,000	7,524
U.S. Treasury 4.50% 2036	20,600	27,388
U.S. Treasury Principal Strip 0% 2019	5,000	3,690
		464,949

FEDERAL AGENCY BONDS & NOTES — 6.11%
Federal Home Loan Bank 2.50% 2009	1,000	1,010
Federal Home Loan Bank 2.56% 2009	3,000	3,029
Federal Home Loan Bank 3.375% 2010	3,000	3,112
Federal Home Loan Bank 5.375% 2016	13,250	15,004
Federal Home Loan Bank 5.375% 2016	2,025	2,262
Federal Home Loan Bank 5.00% 2017	1,000	1,103
Federal Home Loan Bank 4.75% 2018	2,325	2,532
Fannie Mae 3.625% 2011	5,000	5,261
Fannie Mae 6.125% 2012	3,000	3,399
Fannie Mae 3.625% 2013	4,250	4,496
Fannie Mae 5.375% 2017	7,330	8,545
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	4,167	4,229
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	686	703
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	521	539
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	1,430	1,502
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	2,273	2,301
Freddie Mac 2.875% 2010	3,000	3,092
Freddie Mac 5.50% 2016	5,000	5,821
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	5,750	5,772
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	2,000	2,132
Federal Agricultural Mortgage Corp. 5.50% 2011[4]	2,000	2,148
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	1,250	1,426
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 3.00% 2011	4,750	4,918
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,100	4,212
United States Agency for International Development, Republic of Egypt 4.45% 2015	1,000	1,106
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	2,000	2,446
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	3,000	3,088
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	2,750	2,879
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	2,750	2,864
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 3.125% 2011	2,750	2,859
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,500	2,527
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[1]	475	495
		106,812

ASSET-BACKED OBLIGATIONS[1] — 2.88%
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[4]	6,125	5,046
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[4]	1,650	1,323
CPS Auto Receivables Trust, Series 2007-C, Class A-4, FSA insured, 5.92% 2014[4]	1,000	667
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	1,000	1,002
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,695	5,728
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	4,631
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[4]	2,974	2,957
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[4]	3,000	2,675
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	2,052	2,035
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	2,022	1,990
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[3,4]	2,650	1,929
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	1,850	1,760
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	2,000	1,705
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	1,668	1,685
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[4]	2,000	1,598
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[3,4]	2,105	1,495
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	1,500	1,439
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	1,450	1,366
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	1,500	1,356
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	1,000	935
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	250	216
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	1,500	1,109
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[4]	1,500	1,098
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	1,000	981
Discover Card Execution Note Trust, Series 2008-2, Class A, 2.195% 2012[2]	1,000	942
World Omni Auto Receivables Trust, Series 2008-A, Class A-4, 4.74% 2013	1,000	699
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[4]	750	637
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class A-I-3, MBIA insured, 6.03% 2037[2]	1,500	195
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[2]	387	372
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	449	429
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 2031[2]	445	401
		50,401

INDUSTRIALS — 0.15%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,4]	1,868	1,787
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,4]	908	911
		2,698

ENERGY — 0.01%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[1,4]	167	164

Total bonds, notes & other debt instruments (cost: $1,622,264,000)		1,668,381

Short-term securities — 8.13%

AT&T Inc. 0.50% due 2/25/2009[4]	23,400	23,392
Hewlett-Packard Co. 0.90% due 1/5/2009[4]	23,200	23,197
Enterprise Funding Co. LLC 0.30% due 1/6/2009[4]	13,900	13,899
Ranger Funding Co. LLC 0.30% due 1/9/2009[4]	8,922	8,921
Merck & Co. Inc. 0.80% due 1/26/2009	20,000	19,988
Emerson Electric Co. 0.60% due 2/2/2009[4]	15,000	14,992
HSBC Finance Corp. 0.05% due 1/2/2009	13,800	13,800
Caterpillar Inc. 0.15% due 1/26/2009[4]	10,000	9,999
Walt Disney Co. 0.50% due 3/5/2009	6,200	6,196
Coca-Cola Co. 1.20% due 1/20/2009[4]	4,500	4,497
Procter & Gamble International Funding S.C.A. 0.30% due 2/19/2009[4]	3,300	3,299

Total short-term securities (cost: $142,169,000)		142,180

Total investment securities (cost: $1,764,433,000)		1,810,561
Other assets less liabilities		(62,077)

Net assets		$1,748,484

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $35,287,000, which represented 2.02% of the net assets of the fund.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $143,916,000, which represented 8.23% of the net assets of the fund.

[5]	Index-linked bond whose principal amount moves with a government retail price index.

Cash Management Fund
Investment portfolio

December 31, 2008

Short-term securities — 100.78%	Principal amount (000)	Value (000)

FEDERAL AGENCY DISCOUNT NOTES — 51.46%
Fannie Mae 0.12%–1.00% due 1/7–2/23/2009	$191,597	$191,540
Federal Home Loan Bank 0.20%–2.40% due 1/9–3/3/2009	190,036	189,965
Freddie Mac 0.17%–2.35% due 1/7–3/9/2009	186,719	186,623
International Bank for Reconstruction and Development 0.25%–2.10% due 1/12–3/16/2009	52,400	52,383
		620,511

CORPORATE SHORT-TERM NOTES — 49.32%
Hewlett-Packard Co. 0.10%–0.90% due 1/5–2/3/2009[1]	54,100	54,092
Eli Lilly and Co. 1.40% due 1/21/2009[1]	36,500	36,475
General Dynamics Corp. 0.15% due 1/15/2009[1]	31,000	30,998
Siemens Capital Co. LLC 0.20%–0.72% due 1/6–1/15/2009[1]	30,351	30,348
Harvard University 1.50% due 1/2/2009	30,000	29,997
KfW 0.94% due 1/15/2009[1]	30,000	29,988
Johnson & Johnson 0.55% due 2/5/2009[1]	30,000	29,972
AT&T Inc. 0.85% due 2/11/2009[1]	28,500	28,473
Bank of Nova Scotia 0.64% due 2/17/2009	28,000	27,951
Merck & Co. Inc. 1.15%–1.50% due 1/5–1/12/2009	26,000	25,993
Abbott Laboratories 1.00% due 1/9/2009[1]	25,000	24,994
Denmark (Kingdom of) 0.88% due 2/6/2009	25,000	24,977
Estée Lauder Companies Inc. 1.25%–1.30% due 1/12–1/20/2009[1]	25,000	24,972
Total Capital Canada Ltd. 0.65% due 2/17/2009[1]	25,000	24,956
Chevron Funding Corp. 0.25% due 2/4/2009	20,000	19,995
Nokia Corp. 2.00% due 1/13/2009[1]	20,000	19,986
Jupiter Securitization Co., LLC 1.40% due 1/21/2009[1]	20,000	19,972
Private Export Funding Corp. 2.00% due 1/6/2009[1]	18,400	18,394
BASF AG 1.76%–2.48% due 1/2–1/9/2009[1]	17,021	17,017
Statoil ASA 1.35%–2.30% due 1/8–1/16/2009[1]	16,900	16,891
Old Line Funding, LLC 0.30% due 1/26/2009[1]	15,317	15,314
Unilever Capital Corp. 0.90%–1.05% due 2/9/2009[1]	13,500	13,470
Calyon North America Inc. 0.97% due 1/12/2009	10,500	10,497
Pfizer Inc 1.05% due 2/3/2009[1]	10,000	9,989
Procter & Gamble International Funding S.C.A. 1.85% due 1/5/2009[1]	3,700	3,699
Procter & Gamble Co. 1.60% due 1/12/2009[1]	1,800	1,799
Enterprise Funding Co. LLC 1.45% due 1/7/2009[1]	2,500	2,499
Microsoft Corp. 0.30% due 1/5/2009[1]	1,000	1,000
		594,708

Total investment securities (cost: $1,215,210,000)		1,215,219
Other assets less liabilities		(9,369)

Net assets		$1,205,850

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $455,298,000, which represented 37.76% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

American Funds Insurance Series serves as the underlying investment for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can only be purchased through insurance products. This material is not an offer of the funds.

MFGEFP-995-0209O-S15819

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
American Funds Insurance Series:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of the Global Discovery Fund, the Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the New World Fund, the Blue Chip Income and Growth Fund, the Global Growth and Income Fund, the Growth-Income Fund, the International Growth and Income Fund, the Asset Allocation Fund, the Bond Fund, the Global Bond Fund, the High-Income Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") as of December 31, 2008, and for the period then ended and have issued our unqualified report thereon dated February 4, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Series' investment portfolios (the “Portfolios”) as of December 31, 2008 appearing in Item 6 of this Form N-CSR. The Portfolios are the responsibility of the Series' management. Our responsibility is to express an opinion on the Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 4, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: March 10, 2009

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: March 10, 2009